Exhibit 10.1

AMENDED AND RESTATED

CONTRIBUTION AGREEMENT

by and between

ANTERO RESOURCES CORPORATION

and

ANTERO MIDSTREAM PARTNERS LP

Section 9.10	Further Cooperation	25
Section 9.11	Transaction Costs	25
Section 9.12	Construction	25

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EXHIBITS

Exhibit A-1                                              Gathering and Compression Assets:

Systems

Gathering and Compression Easements

Gathering and Compression Lands and Gathering and Compression Leases

Compressor Stations

Gathering and Compression Equipment

Gathering and Compression Related Contracts

Gathering and Compression Permits

Gathering and Compression Conveyed IP

Exhibit A-2                                              Water Assets:

Non-Hydrocarbon Systems

Water Easements

Water Lands and Water Leases

Water Equipment

Water Related Contracts

Water Permits

Water Conveyed IP

Exhibit B-1                                              Excluded Assets

Exhibit B-2                                              Retained Liabilities

Exhibit B-3                                              Retained third party midstream agreements

Exhibit C                                                         Form of Gathering Agreement

Exhibit D                                                         Form of ROFO Agreement

Exhibit E                                                          Form of Water Services Agreement

Exhibit F                                                           Form of License Agreement

Exhibit G                                                         Required Consents

Exhibit H                                                        Excluded Wells

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AMENDED AND RESTATED CONTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED CONTRIBUTION AGREEMENT (this “Agreement”) is dated the 10th day of November, 2014, by and between Antero Resources Corporation, a Delaware corporation (“Contributor”), and Antero Midstream Partners LP, a Delaware limited liability company and successor by conversion to Antero Resources Midstream LLC (“Antero Midstream”). Contributor and Antero Midstream are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into a Contribution Agreement dated October 16, 2013, and the Parties intend to amend and restate such Contribution Agreement in its entirety as set forth herein;

WHEREAS, Contributor owns 100% of the common economic interests in Antero Midstream (which excludes the special membership interest, which is owned by Antero Resources Midstream Management LLC) and 100% of the membership interests (the “Membership Interests”) in Antero Midstream LLC, a Delaware limited liability company (“NewCo”);

WHEREAS, NewCo shall acquire all of the Gathering and Compression Assets (as defined below) and shall assume certain Liabilities (as defined below) pursuant to an assignment and assumption of the Gathering and Compression Assets and Liabilities by Contributor to NewCo that is anticipated to take place following the date of this Agreement and before Closing, and to be deemed effective as of the Effective Time (as defined below) (the “Asset Transfer”);

WHEREAS, Contributor intends to contribute to Antero Midstream the Membership Interests, and Antero Midstream intends to accept the Membership Interests in accordance with this Agreement; and

WHEREAS, Contributor intends to grant to Antero Midstream an option to acquire and a right of first offer with respect to the Water Assets (as defined below).

NOW, THEREFORE, based on the mutual covenants and agreements herein, the Parties agree that the above-described Contribution Agreement shall hereby be amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Definitions.  In this Agreement, capitalized terms have the meanings provided in this Section 1.1. All references to Sections refer to Sections in this Agreement and all references to Exhibits refer to Exhibits attached to this Agreement, each of which is made a part hereof.

“Affiliate” means, with respect to any Person, another Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such first Person. The term “control” and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other voting interests, by contract or otherwise. Notwithstanding the foregoing, Antero Midstream, Contributor and NewCo shall not be deemed to be Affiliates of each other.

“Agreement” has the meaning set forth in the introductory paragraph.

“Antero Midstream” has the meaning set forth in the introductory paragraph.

“Asset Taxes” means sales, use, ad valorem, property, excise or similar Taxes based upon the operation or ownership of the Gathering and Compression Assets but excluding, for the avoidance of doubt, (a) Income Taxes and (b) Transfer Taxes.

“Asset Transfer” has the meaning set forth in the introductory paragraph.

“Asset Transfer Date” means the date on which the Asset Transfer closes (notwithstanding which, it is acknowledged that the Asset Transfer shall be deemed effective as of the Effective Time).

“Assignment” has the meaning set forth in Section 2.3(a)(i).

“Bonds” has the meaning set forth in the definition of Excluded Assets.

“Business Day” means any day except Saturday, Sunday or any day on which banks in the United States are required to be or are customarily closed.

“Carved-Out Asset” has the meaning set forth in Section 5.4(a).

“Closing” means the consummation of the contribution of the Membership Interests contemplated by this Agreement.

“Closing Date” means the date on which Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Units” means common units representing limited partner interests in Antero Midstream (following its conversion to a limited partnership).

“Compressor Stations” has the meaning set forth in the definition of Gathering and Compression Assets.

“Contributor” has the meaning set forth in the introductory paragraph.

“Customary Post-Closing Consents” means (a) consents, notices, approvals, waivers, authorizations and filings from or to (as applicable) Governmental Authorities that are customarily obtained or made (as applicable) after closing in connection with transactions similar to the Asset Transfer and (b) any consents, approvals, waivers and authorizations of Governmental Authorities or other third parties that cannot be unreasonably withheld by the relevant Person.

“Effective Time” means 00:01 a.m. (Central Time) on December 1, 2013.

“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar Laws of any Governmental Authority having jurisdiction over the Gathering and Compression Assets in question addressing pollution or protection of human health, safety, natural resources or the environment, Releases or threatened Releases of, or exposure to, Hazardous Materials, or

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otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, handling, transport or disposal of Hazardous Materials and all amendments to such Laws.

“Excluded Assets” means all right, title and interest of Contributor and its Affiliates in and to any assets, properties, agreements and interests not included in the definitions of Gathering and Compression Assets or Water Assets, including:

(a)                                 the Upstream Assets;

(b)                                 all systems primarily used or intended for the gathering or transportation of Hydrocarbons produced from the Excluded Wells;

(c)                                  all of Contributor’s (and its Affiliates’) corporate minute books, financial records and other business records to the extent such books and records are related to Contributor’s (or any of its Affiliates’) business generally or are otherwise not directly related to the Gathering and Compression Assets or Water Assets;

(d)                                 all claims for refunds, credits, loss carryforwards and similar Tax assets with respect to (i) Asset Taxes allocated to Contributor pursuant to Section 6.1(b), (ii) Income Taxes of Contributor or any of its Affiliates or (iii) any Taxes attributable to any of the assets or properties described in this definition;

(e)                                  all personal computers and associated peripherals and all radio and telephone equipment (and licenses related thereto);

(f)                                   all of Contributor’s (and its Affiliates’) computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property (except the Gathering and Compression Conveyed IP or Water Conveyed IP), and all interests of the Contributor in and to the License Agreement;

(g)                                  all documents and instruments of Contributor (or any of its Affiliates) that may be protected by an attorney-client privilege (other than title opinions and reports on status of title, in each case, with respect to title to any of the Gathering and Compression Assets or Water Assets);

(h)                                 all offices of Contributor and all personal property located therein;

(i)                                     all of the bonds, letters of credit, guarantees, deposits and other pre-payments posted by Contributor or any of its Affiliates with any Governmental Authorities or any other third parties (“Bonds”);

(j)                                    all trade credits, receivables and all other proceeds, income or revenues attributable to the Gathering and Compression Assets or Water Assets with respect to any period of time prior to the Effective Time, or attributable to any of the assets and properties described in this definition with respect to any period of time;

(k)                                 all accounts (including bank accounts) and all cash on hand;

(l)                                     any policy or agreement of insurance or indemnity agreement and any proceeds or awards therefrom;

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(m)                             all assets of Antero Resources Midstream Management LLC and all assets of any Person that directly or indirectly holds any interest in Antero Resources Midstream Management LLC; and

(n)                                 any assets that relate to both the fresh water distribution and upstream businesses of Contributor, including, but not limited to, any of such assets set forth on Exhibit B-1.

(o)                                 all assets described on Exhibit B-1.

“Excluded Wells” means the wells specified on Exhibit H.

“Gathering Agreement” means a natural gas gathering agreement between Contributor and NewCo, effective as of the Effective Time, in substantially the form set forth in Exhibit C.

“Gathering and Compression Assets” means all assets in respect of the gathering and compression business of Contributor on the Asset Transfer Date, including the following:

(a)                                 all systems held by Contributor or an Affiliate of Contributor on the Asset Transfer Date for the gathering or transportation of Hydrocarbons, including the systems described on Exhibit A-1 (the foregoing, collectively, the “Systems”);

(b)                                 all easements, surface use agreements, servitudes, third party permits, licenses, surface leases, sub-surface leases, rights-of-way, grazing rights, logging rights and other similar interests relating to surface operations or for use or occupancy of the surface or the subsurface applicable to the Systems or the Compressor Stations, including the instruments and agreements described on Exhibit A-1 (the foregoing, collectively, the “Gathering and Compression Easements”), to the extent reasonably determined by NewCo to be assignable;

(c)                                  all fee and leasehold interests in real property that relate primarily to the ownership or operation of the assets described in the other clauses of this definition, including the fee and leasehold interests described on Exhibit A-1 (the Gathering and Compression Easements and the interests described in this clause (c), collectively, the “Gathering and Compression Lands”, and the leases under which the leasehold interests described in this clause (c) are, collectively, the “Gathering and Compression Leases”);

(d)                                 all owned compressor stations used on the Systems, including the compressor stations described on Exhibit A-1, and physical possession of any leased compressor stations, including pursuant to any Gathering and Compression Related Contract (the foregoing, collectively, the “Compressor Stations”);

(e)                                  all owned Gathering and Compression Personal Property, including the facilities and equipment described on Exhibit A-1, and physical possession of any leased Gathering and Compression Personal Property, including pursuant to a Gathering and Compression Related Contract (the foregoing, collectively, the “Gathering and Compression Equipment”);

(f)                                   all Gathering and Compression Related Contracts, to the extent reasonably determined by NewCo to be assignable (which shall specifically include all of Contributor’s and its Affiliates rights and claims under that certain Option to

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Purchase Equity Interest in Rover Pipeline LLC dated as of June 20, 2014 by and between Contributor and Energy Transfer Partners, L.P. and that certain Participation Agreement dated as of June 20, 2014 by and between Contributor and Series B of M3 Appalachia Operating, LLC, as amended (collectively, the “Pipeline Projects”));

(g)                                  all Hydrocarbons comprising line pack or line fill in any part of the Systems at the Effective Time;

(h)                                 all Permits issued to or held by Contributor or any of its Affiliates in connection with Contributor’s or its Affiliates’ ownership or operation of the other assets described in this definition, including those Permits described on Exhibit A-1 (the foregoing, collectively, the “Gathering and Compression Permits”), to the extent reasonably determined by NewCo to be assignable;

(i)                                     all of Contributor’s and its Affiliates rights, claims and causes of action (including warranty and similar claims that may be made against a third party vendor under a master service agreement or any other Gathering and Compression Related Contract) to the extent, and only to the extent, that such rights, claims or causes of action (i) are associated with the Gathering and Compression Assets and relate to the period of time from and after the Effective Time or (ii) relate to the liabilities to be assumed by NewCo pursuant to the Asset Transfer (excluding any such rights, claims and causes of action that arise from or are related to the ownership by Contributor or its Affiliates of, or the rights of Contributor or its Affiliates in respect of, the Excluded Assets) (the foregoing, collectively, the “Gathering and Compression Claims”), to the extent reasonably determined by NewCo to be assignable;

(j)                                    all prepaid expenses (other than Taxes) attributable to the Gathering and Compression Assets that are paid by or on behalf of Contributor or its Affiliates and are attributable to the periods of time on and after the Effective Time, including prepaid utility charges;

(k)                                 the Gathering and Compression Conveyed IP; and

(l)                                     all of Contributor’s and its Affiliates’ files, records and data directly and primarily relating to the items described in the preceding clauses above on the Asset Transfer Date, including title records (including title opinions and curative documents), surveys, maps and drawings, operating data and records, maintenance records, and correspondence, including any Intellectual Property (other than Trademarks) held by Contributor therein, except (i) to the extent the transfer, delivery or copying of such records may be restricted by contract with a third party or subject to a fee; (ii) all documents and instruments of Contributor that may be protected by the attorney-client privilege; and (iii) all accounting and Tax files, books, records, Tax Returns and Tax work papers related to such items (the foregoing, collectively, the “Gathering and Compression Records”).

Notwithstanding the foregoing, “Gathering and Compression Assets” shall not include any Excluded Assets or any Water Assets.

“Gathering and Compression Claims” has the meaning set forth in the definition of Gathering and Compression Assets.

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“Gathering and Compression Conveyed IP” means the Intellectual Property described in Exhibit A-1, including all rights, claims and causes of action for past, present and future infringement and misappropriation of the Gathering and Compression Conveyed IP, including the right to seek injunctive relief and damages, and to collect and retain same.

“Gathering and Compression Easements” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Equipment” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Lands” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Leases” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Permits” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Personal Property” means the equipment, structures, fixtures, improvements, equipment, storage tanks, pipelines, manifolds, casing, tubing, pumps, motors, machinery, compression equipment, flow lines, processing and separation facilities and other items of every kind and nature located at or on the Compressor Stations or the Gathering and Compression Lands or primarily used or held for use in connection with the Gathering and Compression Assets at the Asset Transfer Date.

“Gathering and Compression Records” has the meaning set forth in the definition of Gathering and Compression Assets.

“Gathering and Compression Related Contracts” means those gathering, transportation and marketing agreements, hydrocarbon storage agreements, operating agreements, balancing agreements, facilities or equipment leases, interconnection agreements, service and parts agreements and all other contracts to which Contributor or an Affiliate of Contributor is a party on the Asset Transfer Date, that relate primarily to the ownership or operation of the Gathering and Compression Assets and that will be binding on NewCo or any of the Assets after the Asset Transfer Date, including the contracts set forth on Exhibit A-1, but excluding any contract that is an Excluded Asset.

“Governmental Authority” means any federal, state, local, municipal or other governments; any governmental, quasi-governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

“Hazardous Materials” means any substance that, by its nature or its use, is regulated or as to which liability might arise under any Environmental Law including any:  (a) chemical, product, material, substance or waste defined as or included in the definition of “hazardous substance,” “hazardous material,” “hazardous waste,” “restricted hazardous waste,” “extremely hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” toxic substance,” “toxic pollutant,” “contaminant,” “pollutant,” or words of similar meaning or import found in any Environmental Law; (b) Hydrocarbons, petroleum products, petroleum substances, natural gas, condensate, crude oil or any components, fractions, or derivatives thereof or oil and gas exploration and production waste; and (c) asbestos containing materials, polychlorinated biphenyls, radioactive materials, urea formaldehyde foam insulation, or radon gas.

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“Hydrocarbons” means oil and gas and other hydrocarbons produced in association therewith (whether in liquid or gaseous form), or any combination thereof, and any minerals produced in association therewith.

“Income Taxes” means any federal, state, local or foreign Taxes measured by or imposed on net income, gross revenue or receipts, including franchise or similar Taxes.

“Intellectual Property” means (a) patents and patent applications; (b) trade secrets and confidential information, (c) copyrights, registered and unregistered; and (d) trademarks, service marks, trade names, trade dress, and domain names (“Trademarks”).

“Investment Bank” has the meaning set forth in Section 8.1(b)(ii).

“Laws” means any and all applicable laws, statutes, ordinances, Permits, decrees, writs, injunctions, orders, codes, judgments, principles of common law, rules or regulations that are promulgated, issued or enacted by a Governmental Authority having jurisdiction, and includes Environmental Laws.

“Liabilities” means any and all claims, causes of action, payments, charges, judgments, assessments, liabilities, obligations, losses, damages, penalties, fines and other costs and expenses (including reasonable attorneys’ fees and other legal costs and expenses), including any of the foregoing arising out of or otherwise attributable to personal injury or death, property damage, environmental damage or remediation, or violation of Environmental Law.

“License Agreement” means a license agreement in respect of certain intellectual property rights of Contributor, between Contributor and NewCo, effective as of the Effective Time, in substantially the form set forth in Exhibit F.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, defect, restriction or other encumbrance in respect of such asset.

“Material Adverse Effect” means any change, inaccuracy, effect, event, result, occurrence, condition or fact (for the purposes of this definition, each, an “event”) (whether foreseeable or not and whether covered by insurance or not) that has had or would be reasonably likely to have, individually or in the aggregate with any other event or events, a material adverse effect on the business of NewCo or the Gathering and Compression Assets; provided, however, that a Material Adverse Effect shall not include such material adverse effects resulting from (a) general changes in Hydrocarbon prices; (b) general changes in industry, economic, financial or political conditions or markets; (c) changes in conditions or developments generally applicable to the oil and gas industry, in any area or areas where the Gathering and Compression Assets are located; (d) acts of God, including hurricanes, storms and other natural disasters; (e) acts or failures to act of Governmental Authorities; or (f) civil unrest or similar disorder, terrorist acts, any outbreak of hostilities of war.

“Membership Interests” has the meaning set forth in the introductory paragraph.

“NewCo” has the meaning set forth in the introductory paragraph.

“Non-Hydrocarbon Systems” has the meaning set forth in the definition of Water Assets.

“Operating Expenses” means all operating expenses (including costs of insurance but excluding Asset Taxes) and capital expenditures incurred in the ownership and operation of the Gathering and Compression Assets.

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“Party” and “Parties” have the meanings set forth in the introductory paragraph.

“Permit” means any permit, license, certificate, consent, approval, waiver, exemption, variance, authorization, registration and any similar item required under any Law or issued by any Governmental Authority.

“Permitted Liens” means, with respect to any Gathering and Compression Asset:

(a)                                 any Governmental Authority or other third party consent, notice, approval, waiver, authorization or filing required in respect of such Gathering and Compression Asset in connection with the Asset Transfer, including the Required Consents in respect of any Carved-Out Asset and the Customary Post-Closing Consents;

(b)                                 the dedications and any other Liens under the Gathering Agreement, the ROFO Agreement and the Shared Use Agreements;

(c)                                  rights reserved to or vested in a Governmental Authority having jurisdiction to control or regulate such Gathering and Compression Asset in any manner whatsoever and all Laws of such Governmental Authorities;

(d)                                 Liens for Taxes, assessments and similar charges that are (i) not yet due or (ii) being contested in good faith by appropriate proceedings;

(e)                                  mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business that are not yet due and payable;

(f)                                   Easements, Leases and Permits affecting such Asset, and ponds, lakes, waterways, canals, ditches, reservoirs, equipment, pipelines, utility lines, railways, streets, roads and structures on, over or through such Asset, in each case, to the extent the same do not materially affect or impair the ownership, operation or use of such Asset (either as owned, operated or used immediately before the Asset Transfer Date, or as contemplated to be built out and owned, operated and used by NewCo following the Asset Transfer Date);

(g)                                  any undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to operation or use of such Asset;

(h)                                 the terms and conditions of the instruments creating the Asset, if applicable; and

(i)                                     Liens created by any third party owner of the Lands.

“Person” means an individual, partnership, corporation, limited liability company, trust, Governmental Authority or other entity.

“Pipeline Projects” has the meaning set forth in the definition of Gathering and Compression Assets.

“Primary Offering” has the meaning set forth in the Registration Rights Agreement between Contributor and Antero Midstream entered into on the date hereof.

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“Proposed Transaction” has the meaning set forth in Section 8.2(b).

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

“Required Consents” means (a) the consents, notices, approvals, waivers, authorizations and filings set forth on Exhibit G and (b) any Governmental Authority or other third party consent, notice, approval, waiver, authorization or filing that is material to the consummation of the Asset Transfer.

“Retained Liabilities” means (a) any and all Income Taxes imposed on Contributor or any of its Affiliates; the Asset Taxes allocable to Contributor pursuant to Section 6.1(b); any Taxes imposed on or with respect to the Excluded Assets; and any and all other Taxes imposed on or with respect to the Gathering and Compression Assets for any taxable period (or portion thereof) ending before the Effective Time; and (b) the Liabilities described on Exhibit B-2.

“Right of First Offer” has the meaning set forth in Section 8.2(a).

“ROFO Agreement” means a right of first offer agreement relating to natural gas processing and certain other services between Contributor and NewCo, effective as of the Effective Time, in substantially the form set forth in Exhibit D.

“ROFO Notice” has the meaning set forth in Section 8.2(b).

“ROFO Response” has the meaning set forth in Section 8.2(b).

“Shared Use Agreements” has the meaning set forth in Section 2.3(b)(iv).

“Straddle Period” means any Tax period beginning before and ending at or after the Effective Time.

“Systems” has the meaning set forth in the definition of Gathering and Compression Assets.

“Tax” and “Taxes” means (a) all taxes, assessments, fees, unclaimed property and escheat obligations, and other charges of any kind whatsoever imposed by any Governmental Authority, including any federal, state, local and/or foreign income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution tax, production tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, profits tax, ad valorem tax, personal property tax, real property tax, sales tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add-on minimum tax and estimated tax, (b) any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in clause (a), and (c) any liability in respect of any item described in clauses (a) or (b) above, that arises by reason of a contract, assumption, transferee or successor liability, operation of Law (including by reason of participation in a consolidated, combined or unitary Tax Return) or otherwise.

“Tax Return” means any report, return, information statement, election, document, estimated tax filing, declaration or other filing provided to any Governmental Authority in respect of Taxes including any attachments thereto and amendments thereof.

“Trademarks” has the meaning set forth in the definition of Intellectual Property.

“Transfer” means to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of, whether in one or a series of transactions.

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“Transfer Taxes” has the meaning set forth in Section 6.1(a).

“Upstream Assets” means all assets held by Contributor or an Affiliate of Contributor at any time in respect of the upstream business of Contributor and its Affiliates, including all interests of Contributor or its Affiliates:

(a)                                 in and to any oil and gas wells and leases, including all mineral interests, royalty interests, overriding royalty interests, production payments, other payments out of or measured by the value of oil and gas production, net profits interests, carried interests, farmout or farmin rights, options, subleases, and all other rights and interests that Contributor or its Affiliates have in and to any oil and gas leases, any lands pooled or unitized therewith and any oil and gas wells;

(b)                                 in and to (i) any Hydrocarbons, carbon dioxide or water or other non-Hydrocarbons in and under, or which may be produced and saved from or attributable to, the leases or lands referred to in clause (a), or any interests pooled or unitized therewith; and (ii) any water the subject of any water rights agreement between Contributor and any third party;

(c)                                  other than any line fill and line pack that is expressly included in the Gathering and Compression Assets or Water Assets, all Hydrocarbons in storage or existing in stock tanks, pipelines and/or plants (including inventory) on the Systems and all carbon dioxide, water and other non-Hydrocarbons in storage or existing in stock tanks, pipelines and/or plants (including inventory) on the Non-Hydrocarbon Systems;

(d)                                 with respect to the use and occupancy of the surface of and the subsurface depths under the lands and leases referred to in clause (a), and rights of ingress and egress and similar rights and interests pertaining to, situated on or used in connection with such lands and leases, except, in the case of surface and access rights, to the extent such surface rights comprise a part of the Gathering and Compression Lands and Water Lands;

(e)                                  in and to any oil, gas or mineral unitization, pooling, operating and communitization agreements, joint venture agreements, farmin and farmout agreements, exploration agreements, exchange agreements, declarations, orders, rules, regulations or other official acts of any Governmental Authority and the units created thereby, including all units voluntarily formed or formed under orders, regulations, rules or other official acts of any Governmental Authority having jurisdiction;

(f)                                   in and to all surface and subsurface personal property, equipment, machinery, fixtures, movable and immovable property and improvements on or appurtenant to the leases, lands or wells described in clause (a), or used or obtained in connection with the exploration, development or operation of such leases, lands or wells, including any trucks and cars, drilling/workover rigs and rolling stock and all equipment, pipe and inventory that is not currently being used or currently designated for use in connection with the ownership or operation of the Gathering and Compression Assets or Water Assets (whether located on or off the Gathering and Compression Assets or Water Assets); and

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(g)                                  in and to (i) the Gathering Agreement and the ROFO Agreement, and (ii) all agreements with third parties for midstream services, including the agreements set forth on Exhibit B-3.

“Water Assets” means all assets in respect of the fresh water distribution business of Contributor, including the following:

(a)                                 all assets and systems held by Contributor or an Affiliate of Contributor for the gathering or transportation of water, carbon dioxide or other non-Hydrocarbons, or the treatment, transportation, handling or disposal of waste water or other fluid waste, including the systems described on Exhibit A-2 (the foregoing, collectively, the “Non-Hydrocarbon Systems”);

(b)                                 all easements, surface use agreements, servitudes, third party permits, licenses, surface leases, sub-surface leases, rights-of-way, grazing rights, logging rights and other similar interests relating to surface operations or for use or occupancy of the surface or the subsurface applicable to the Non-Hydrocarbon Systems, including the instruments and agreements described on Exhibit A-2 (the foregoing, collectively, the “Water Easements”), to the extent reasonably determined by Contributor to be assignable;

(c)                                  all fee and leasehold interests in real property that relate primarily to the ownership or operation of the assets described in the other clauses of this definition, including the fee and leasehold interests described on Exhibit A-2 (the Water Easements and the interests described in this clause (c), collectively, the “Water Lands”, and the leases under which the leasehold interests described in this clause (c) are, collectively, the “Water Leases”);

(d)                                 all of the Water Personal Property, including the facilities and equipment described on Exhibit A-2 (the foregoing, collectively, the “Water Equipment”);

(e)                                  all Water Related Contracts, to the extent reasonably determined by Contributor to be assignable;

(f)                                   all Permits issued to or held by Contributor or any of its Affiliates in connection with Contributor’s or its Affiliates’ ownership or operation of the other assets described in this definition, including those Permits described on Exhibit A-2 (the foregoing, collectively, the “Water Permits”), to the extent reasonably determined by Contributor to be assignable;

(g)                                  all of Contributor’s and its Affiliates rights, claims and causes of action (including warranty and similar claims that may be made against a third party vendor under a master service agreement or any other Water Related Contract) to the extent, and only to the extent, that such rights, claims or causes of action (i) are associated with the Water Assets and relate to the period of time from and after the acquisition of the Water Assets by Antero Midstream or (ii) relate to the liabilities to be assumed by Antero Midstream pursuant to any purchase of the Water Assets (excluding any such rights, claims and causes of action that arise from or are related to the ownership by Contributor or its Affiliates of, or the rights of Contributor or its Affiliates in respect of, the Excluded Assets) (the foregoing, collectively, the “Water Claims”), to the extent reasonably determined by Contributor to be assignable;

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(h)                                 all prepaid expenses (other than Taxes) attributable to the Water Assets that are paid by or on behalf of Contributor or its Affiliates and are attributable to the periods of time on and after the acquisition of the Water Assets by Antero Midstream, including prepaid utility charges;

(i)                                     the Water Conveyed IP; and

(j)                                    all of Contributor’s and its Affiliates’ files, records and data directly and primarily relating to the items described in the preceding clauses above, including title records (including title opinions and curative documents), surveys, maps and drawings, operating data and records, maintenance records, and correspondence, including any Intellectual Property (other than Trademarks) held by Contributor therein, except (i) to the extent the transfer, delivery or copying of such records may be restricted by contract with a third party or subject to a fee; (ii) all documents and instruments of Contributor that may be protected by the attorney-client privilege; and (iii) all accounting and Tax files, books, records, Tax Returns and Tax work papers related to such items (the foregoing, collectively, the “Water Records”).

Notwithstanding the foregoing, “Water Assets” shall not include any Excluded Assets or any Gathering and Compression Assets.

“Water Claims” has the meaning set forth in the definition of Water Assets.

“Water Conveyed IP” means (a) all Intellectual Property (other than Trademarks) owned by Contributor primarily relating to the operation of the Non-Hydrocarbon Systems and (b) the Intellectual Property described in Exhibit A-2, including all rights, claims and causes of action for past, present and future infringement and misappropriation of the Water Conveyed IP, including the right to seek injunctive relief and damages, and to collect and retain same.

“Water Easements” has the meaning set forth in the definition of Water Assets.

“Water Equipment” has the meaning set forth in the definition of Water Assets.

“Water Lands” has the meaning set forth in the definition of Water Assets.

“Water Leases” has the meaning set forth in the definition of Water Assets.

“Water Option” has the meaning set forth in Section 8.1(a).

“Water Permits” has the meaning set forth in the definition of Water Assets.

“Water Personal Property” means the equipment, structures, fixtures, improvements, equipment, storage tanks, pipelines, manifolds, casing, tubing, pumps, motors, machinery, flow lines and other items of every kind and nature located at or on the Water Lands or primarily used or held for use in connection with the Water Assets.

“Water Records” has the meaning set forth in the definition of Water Assets.

“Water Related Contracts” means those transportation agreements, operating agreements, balancing agreements, facilities or equipment leases, interconnection agreements, service and parts agreements and all other contracts to which Contributor or an Affiliate of Contributor is a party, that relate primarily to the ownership or operation of the Water Assets and that will be binding on Antero

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Midstream or any of the Water Assets after the acquisition by Antero Midstream , including the contracts set forth on Exhibit A-2, but excluding any contract that is an Excluded Asset.

“Water Services Agreement” means a water services agreement between Contributor and NewCo in substantially the form set forth in Exhibit E.

ARTICLE II
CONTRIBUTION

Section 2.1                                    Contribution.  Subject to the terms and conditions of this Agreement, Contributor shall contribute and Antero Midstream shall accept, the Membership Interests, free and clear of all Liens.

Section 2.2                                    Consideration.  In consideration of the contribution of the Membership Interests under this Agreement, upon the completion of any Qualified Public Offering (as such term is defined in the Limited Liability Company Agreement of Antero Midstream) or any Primary Offering, Contributor shall be entitled to receive, including pursuant to a distribution in redemption of Common Units, all or a portion of the proceeds of such Qualified Public Offering or Primary Offering, as applicable, as reimbursement for the capital expenditures (a) incurred by Contributor with respect to the Gathering and Compression Assets prior to the Asset Transfer Date or (b) (i) incurred by Contributor or (ii), if incurred by NewCo, deemed to be incurred by Contributor for U.S. federal income tax purposes, with respect to the Gathering and Compression Assets after the Asset Transfer Date and before the Closing, but in each case only to the extent that the proceeds of such Qualified Public Offering or Primary Offering, as applicable, exceed the amount of capital needed by Antero Midstream as reasonably determined by Antero Resources Midstream Management LLC.

Section 2.3                                    Closing.  The Closing shall take place at the offices of Vinson & Elkins LLP, 1001 Fannin, Suite 2500, Houston, TX 77002 at 9:00 a.m. (Central Time) on the date on which Antero Midstream elects that Closing shall occur. At the Closing:

(a)                                 Antero Midstream shall deliver the following to Contributor:

(i)                                     an original executed counterpart of an assignment of membership interests (the “Assignment”) to effect the contribution of the Membership Interests as contemplated by this Agreement; and

(ii)                                  any other items that are required by this Agreement to be executed and/or delivered by Antero Midstream on the Closing Date or are reasonably necessary or desirable to effect the consummation of the contribution of the Membership Interests to Antero Midstream.

(b)                                 Contributor shall deliver the following to Antero Midstream:

(i)                                     an original executed copy of the Assignment;

(ii)                                  an executed certificate of non-foreign status described in Treasury Regulation §1.1445-2(b)(2);

(iii)                               original executed counterparts of the Gathering Agreement, the ROFO Agreement, and the License Agreement duly executed by Contributor and NewCo and effective as of the Effective Date;

(iv)                              original executed counterparts of such shared use agreements and other instruments relating to the Contributor and Antero Midstream’s continued access to, and use of,

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respectively, the Gathering and Compression Assets and the retained assets of Contributor (including the Water Assets) (collectively, the “Shared Use Agreements”), as may be reasonably required by Antero Midstream in order for Antero Midstream to develop, construct, own and operate the Gathering and Compression Assets and the related business going forward, and for Contributor to continue to own and operate its retained business; and

(v)                                 any other items that are required by this Agreement to be executed and/or delivered by Contributor on the Closing Date or are reasonably necessary or desirable to effect the consummation of the transactions contemplated hereby.

Section 2.4                                    Revenues and Expenses.

(a)                                 Except as expressly provided otherwise in Section 7.1 or otherwise in this Agreement, Contributor or its applicable Affiliate shall remain entitled to all of the rights of ownership (including the right to all proceeds) and shall remain responsible for all Operating Expenses, in each case attributable to the Gathering and Compression Assets for the period of time prior to the Effective Time.  Except as expressly provided otherwise in Section 7.1, NewCo shall be entitled to all of the rights of ownership (including the right to all proceeds), and shall be responsible for all Operating Expenses, in each case attributable to the Gathering and Compression Assets from and after the Effective Time.

(b)                                 If any Party (or NewCo) receives monies that, in accordance with the principles set forth in Section 2.4(a), belong to the other Party (or NewCo), then the receiving party shall, within 30 days after the end of the month in which such amounts were received, pay such amounts to the proper party. If any Party (or NewCo) pays monies for Operating Expenses which are the obligation of the other Party (or NewCo), then such other Party (or NewCo, as applicable) shall, within 30 days after the end of the month in which the applicable invoice and proof of payment of such invoice were received, reimburse the party that paid such Operating Expenses. If a Party (or NewCo) receives an invoice of an expense or obligation which is owed by the other Party (or NewCo), such party receiving the invoice shall promptly forward such invoice to the party obligated to pay the same. If an invoice or other evidence of an obligation is received by a Party (or NewCo), which is partially an obligation of both Contributor and NewCo, then the Parties and NewCo shall consult among themselves, and each shall promptly pay its portion of such obligation to the obligee.

(c)                                  Each of Contributor, Antero Midstream and NewCo shall be permitted to offset any Operating Expenses owed by such party to any other party pursuant to this Section 2.4 against revenues owing by that party to the first party pursuant to this Section 2.4, but not otherwise.

ARTICLE III
CONTRIBUTOR’S REPRESENTATIONS AND WARRANTIES

Contributor represents and warrants to Antero Midstream the following as of the date of this Agreement, as of the Asset Transfer Date and as of Closing (except to the extent that a specific date is referred to, in which case Contributor represents and warrants to Antero Midstream that such statement is correct as of such specific date):

Section 3.1                                    Organization and Good Standing.  Contributor is a corporation, duly organized and validly existing under the Laws of the State of Delaware. NewCo is a limited liability company, duly formed and validly existing under the Laws of the State of Delaware. Each of Contributor and NewCo is duly licensed or qualified to do business as a foreign corporation, and is in good standing, in all jurisdictions in which such qualification is required by Law, except where the failure to qualify would not have a Material Adverse Effect.

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Section 3.2                                    Authority; Authorization of Agreement.  Contributor has all requisite power and authority to consummate the Asset Transfer on the Asset Transfer Date and has all requisite power and authority to execute and deliver this Agreement and the documents contemplated hereby to be executed and delivered by Contributor, to consummate the transactions contemplated by this Agreement and such documents and to perform all of its obligations herein and therein.  This Agreement constitutes, and such documents, when executed and delivered by Contributor, shall constitute, and all documents effecting the Asset Transfer will constitute, the valid and binding obligation of Contributor, enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Section 3.3                                    No Violations.

(a)                                 Except for (x) any Customary Post-Closing Consents and (y) any Required Consents in respect of any Carved-Out Assets: (a) there are no consents, notices, approvals, waivers, authorizations and filings or other prohibitions on assignment that are applicable to the Asset Transfer; and (b) Contributor’s execution and delivery of any documents relating to the Asset Transfer, and the consummation of the Asset Transfer, shall not (as of the Asset Transfer Date):

(i)                                     conflict with or require the consent, approval, waiver or authorization of, or the notice or filing to, any Person under any of the terms, conditions or provisions of the organizational documents of Contributor or NewCo;

(ii)                                  violate any provision of, or require any consents, notices, approvals, waivers, authorizations and filings under, any Laws (excluding Environmental Laws) applicable to Contributor or NewCo except (in each case) where such violation or the failure to make or obtain such consents, notices, approvals, waivers, authorizations and filings would not have a Material Adverse Effect;

(iii)                               conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consents, notices, approvals, waivers, authorizations and filings under any Related Contract, except where such conflict, breach or default would not have a Material Adverse Effect; or

(iv)                              result in the creation or imposition of any Lien upon one or more of the Gathering and Compression Assets except where such Lien would not have a Material Adverse Effect.

(b)                                 In respect of the contribution of the Membership Interests (a) there are no consents, notices, approvals, waivers, authorizations and filings or other prohibitions on transfer that are applicable to the contribution of the Membership Interests by Contributor to Antero Midstream as contemplated by this Agreement; and (b) Contributor’s execution and delivery of any documents relating to the contribution of the Membership Interests, and the consummation of the contribution of the Membership Interests, shall not:

(i)                                     conflict with or require the consent, approval, waiver or authorization of, or the notice or filing to, any Person under any of the terms, conditions or provisions of the organizational documents of Contributor or NewCo;

(ii)                                  violate any provision of, or require any consents, notices, approvals, waivers, authorizations and filings under, any Laws (excluding Environmental Laws) applicable to

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Contributor or NewCo except (in each case) where such violation or the failure to make or obtain such consents, notices, approvals, waivers, authorizations and filings would not have a Material Adverse Effect;

(iii)                               conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consents, notices, approvals, waivers, authorizations and filings under any Related Contract, except where such conflict, breach or default would not have a Material Adverse Effect; or

(iv)                              result in the creation or imposition of any Lien upon the Membership Interests except where such Lien would not have a Material Adverse Effect.

Section 3.4                                    Title; No Liens.  Contributor is the sole legal and beneficial owner of the Membership Interests.  Except for Permitted Liens and Liens that will be released at Closing, there are no Liens upon all or any part of the Membership Interests or upon any of the Gathering and Compression Assets.

ARTICLE IV
ANTERO MIDSTREAM’S REPRESENTATIONS AND WARRANTIES

Antero Midstream represents and warrants to Contributor the following as of the date of this Agreement and as of Closing (except to the extent that a specific date is referred to, in which case Antero Midstream represents and warrants to Contributor that such statement is correct as of such specific date):

Section 4.1                                    Organization and Good Standing.  Antero Midstream is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.  Antero Midstream is duly licensed or qualified to do business as a foreign entity and is in good standing in all jurisdictions in which it is required by Law except where the failure to qualify would not have a material adverse effect on the business, financial condition or results in operations of Antero Midstream or any of its subsidiaries taken as a whole or have a material adverse effect on Antero Midstream’s ability to consummate the transactions contemplated by, or to perform its obligations under, this Agreement.

Section 4.2                                    Authority; Authorization of Agreement.  Antero Midstream has all requisite power and authority to execute and deliver this Agreement and the documents contemplated hereby to be executed and delivered by Antero Midstream, to consummate the transactions contemplated by this Agreement and such documents and to perform all of its obligations herein and therein.  This Agreement constitutes, and such documents, when executed and delivered by Antero Midstream, shall constitute, the valid and binding obligation of Antero Midstream, enforceable against Antero Midstream in accordance with its and their terms, except as such enforceability may be limited by bankruptcy, insolvency or other Laws relating to or affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Section 4.3                                    No Violations.  Antero Midstream’s execution and delivery of this Agreement and the documents contemplated hereby to be executed and delivered by Antero Midstream, and the consummation of the transactions contemplated by this Agreement and such documents do not:

(a)                                 conflict with or require the consent, approval, waiver or authorization of, or the notice or filing to, any Person under any of the terms, conditions or provisions of the organizational documents of Antero Midstream;

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(b)                                 violate any provision of, or require any consents, notices, approvals, waivers, authorizations and filings under any Laws (excluding Environmental Laws) applicable to Antero Midstream; or

(c)                                  conflict with, result in a breach of, constitute a default under or constitute an event that, with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consents, notices, approvals, waivers, authorizations and filings under:  (i) any material agreement or any mortgage, indenture, loan, credit agreement or other agreement evidencing indebtedness for borrowed money to which Antero Midstream is a party or by which Antero Midstream (or any of its assets) is bound, except (in each case) where such conflict, breach or default would not materially affect Antero Midstream’s ability to consummate the transactions contemplated hereby or thereby or (ii) any order, judgment or decree of any Governmental Authority.

ARTICLE V
COVENANTS

Section 5.1                                    Asset Transfer; Conduct of Business.  As soon as reasonably practicable after the date of this Agreement and before Closing, Contributor shall cause the Asset Transfer to be completed (with a deemed effective time as of the Effective Time). In addition, from the date of this Agreement until the Closing:

(a)                                 Contributor shall, and shall cause NewCo to, operate its business (solely as it relates to the Gathering and Compression Assets) in the ordinary course, except in respect of (i) operations necessary to respond to or alleviate the imminent or immediate endangerment of the health or safety of any individual or the environment or the safety or operational condition of any of the Gathering and Compression Assets, (ii) actions and operations necessary to develop, construct and hookup any midstream assets of NewCo, Contributor or their respective Affiliates that are under development or construction as of the date of this Agreement, or that become under development or construction between the date of this Agreement and Closing, or (iii) any actions expressly consented to in writing by Antero Midstream; and

(b)                                 Contributor shall not, and shall cause its Affiliates not to, assign or otherwise dispose of, or agree to assign or otherwise dispose of, all or any part of the Membership Interests, or create any Lien on all or any part of the Membership Interests.

Section 5.2                                    Records.  Contributor shall use commercially reasonable efforts to make available or deliver to Antero Midstream or NewCo all of the Gathering and Compression Records as soon as practicable after the Closing Date, to the extent not so delivered in connection with the Asset Transfer.  Contributor shall have no obligation to deliver any Gathering and Compression Records to Antero Midstream or NewCo that include information relating to Excluded Assets. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, Contributor may retain a copy of any or all of the Gathering and Compression Records.

Section 5.3                                    Bonds.  Contributor will cause NewCo to put into place a replacement for each Bond relating to the Gathering and Compression Assets directly with the relevant Governmental Authority or other third party, as of the Asset Transfer Date.

Section 5.4                                    Required Consents; Carved-Out Assets.

(a)                                 In respect of any Asset that is not assigned to NewCo on the Asset Transfer Date, including any Gathering and Compression Asset to which a Required Consent applies and for which such

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Required Consent is not obtained before the Asset Transfer Date (each such Gathering and Compression Asset, a “Carved-Out Asset”):

(i)                                     Contributor shall, on the Asset Transfer Date, deliver to NewCo such documents and take such actions as Antero Midstream, acting reasonably, determines necessary or desirable to give to NewCo the benefit of the Carved-Out Asset and to cause NewCo to be responsible for all of the liabilities associated therewith (which may include Contributor holding title to such Carved-Out Asset in trust for NewCo, Contributor sub-leasing, sub-contracting or licensing such Carved-Out Gathering and Compression Asset to NewCo, NewCo assuming the pre-Effective Time Liabilities of Contributor under the Gathering and Compression Related Contracts to the extent required for an assignment of such Gathering and Compression Related Contracts to be effective, or any other arrangement);

(ii)                                  unless and until such Carved-Out Asset is contributed pursuant to paragraph (iii) or (iv) below or otherwise by mutual agreement of the Parties, from and after the Asset Transfer Date:

(A)                               Contributor shall (up to Closing) and Antero Midstream shall (after Closing) cause NewCo to perform all obligations of Contributor under such Carved-Out Asset; and

(B)                               if such Carved-Out Asset is a Gathering and Compression Claim, Gathering and Compression Easement, Gathering and Compression Lease, Gathering and Compression Related Contract or Gathering and Compression Permit, Contributor shall take no action (and shall make no omission) the taking (or omission, as applicable) of which would be reasonably likely to (1) comprise or cause a breach, violation or default of or under such Gathering and Compression Claim, Gathering and Compression Easement, Gathering and Compression Lease, Gathering and Compression Related Contract or Gathering and Compression Permit or (2) in respect of a Gathering and Compression Permit, cause its revocation, cancellation, suspension or adverse modification;

(iii)                               if such Carved-Out Asset requires a Required Consent, from and after the Asset Transfer Date, each Party shall, and Contributor shall (up to Closing) and Antero Midstream shall (after Closing) cause NewCo to use its commercially reasonable endeavors to cooperate with the other Party and NewCo in seeking to obtain such Required Consent and, in the event that such Required Consent is obtained, then, as soon as reasonably practicable (and no later than the tenth Business Day) after such Required Consent is obtained, Contributor shall contribute such Carved-Out Asset to NewCo for no additional consideration; and

(iv)                              from and after the Asset Transfer Date, each Party shall, and Contributor shall (up to Closing) and Antero Midstream shall (after Closing) cause NewCo to use its commercially reasonable endeavors to cooperate with the other Party and NewCo in taking all other actions as may be reasonably required by either Party to cause such Carved-Out Asset to become assignable, if possible, and, in the event that such Carved-Out Asset becomes assignable, then, as soon as reasonably practicable (and no later than the tenth Business Day) thereafter (assuming prior receipt of Required Consents), Contributor shall contribute such Carved-Out Asset to NewCo for no additional consideration.

Section 5.5                                    Customary Post-Closing Consents.  From and after the Asset Transfer Date, each Party shall, and Contributor shall (up to Closing) and Antero Midstream shall (after Closing), cause NewCo to use its commercially reasonable endeavors to cooperate with the other Party in seeking to obtain each Customary Post-Closing Consent in connection with the Asset Transfer to the extent not previously obtained.

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ARTICLE VI
TAX MATTERS

Section 6.1                              Tax Matters.

(a)                                 Transfer Taxes.  To the extent that any transfer, sales, purchase, use, stamp, registration or other similar Taxes (collectively, “Transfer Taxes”) are payable as a result of the transactions contemplated by this Agreement or the Asset Transfer, such Transfer Taxes shall be borne and timely paid by Contributor.  Contributor and Antero Midstream, as appropriate, shall, and Contributor shall (up to Closing) and Antero Midstream shall (after Closing) cause NewCo to, at the expense of Contributor, file, to the extent required by applicable Laws, all necessary Tax Returns and other documentation with respect to such Taxes, and, if required by applicable Laws, Contributor, NewCo and Antero Midstream, as appropriate, will join in the execution of any such Tax Return or other documentation of the other.

(b)                                 Asset Taxes.  Contributor shall bear all Asset Taxes attributable to (A) any Tax period ending prior to the Effective Time and (B) the portion of any Straddle Period ending immediately prior to the Effective Time. Antero Midstream shall bear all Asset Taxes attributable to (A) any Tax period beginning at or after the Effective Time and (B) the portion of any Straddle Period beginning at the Effective Time.  For purposes of determining the allocation of Asset Taxes for Straddle Periods, (i) Asset Taxes that are imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible) shall be allocated between the portion of such Straddle Period ending immediately prior to the Effective Time and the portion of such Straddle Period beginning at the Effective Time based on the portion of the Straddle Period in which the transaction giving rise to such Asset Taxes occurred, and (ii) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending immediately prior to the Effective Time and the portion of such Straddle Period beginning at the Effective Time by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur before the Effective Time, on the one hand, and the number of days in such Straddle Period that occur at or after the Effective Time, on the other hand.

(c)                                  Tax Cooperation.  The Parties shall cooperate fully, and Contributor (before Closing) and Antero Midstream (after Closing) shall cause NewCo to cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes relating to the Gathering and Compression Assets.  Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information that are relevant to any such Tax Return or audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. The Parties agree to retain all books and records with respect to Tax matters pertinent to the Gathering and Compression Assets relating to any taxable period beginning at the Effective Time until the expiration of the statute of limitations of the respective taxable periods and to abide by all record retention agreements entered into with any Governmental Authority.

ARTICLE VII
ASSUMPTION; DISCLAIMER

Section 7.1                              Assumption by NewCo.  The Parties acknowledge that, in connection with the Asset Transfer, NewCo is expected to assume and agree to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid and discharged) all Liabilities, known or unknown, with respect to the Gathering and Compression Assets to the extent arising on or after the Effective Time; provided that the

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Parties acknowledge that NewCo shall not assume any Liabilities of Contributor resulting from, relating to or arising out of the Retained Liabilities or, for the avoidance of doubt, relating to or arising out of the Excluded Assets. From and after Closing, Contributor shall indemnify Antero Midstream and NewCo in respect of all Retained Liabilities and all Liabilities relating to or arising out of the Excluded Assets.

Section 7.2                                    Disclaimer.

(a)                                 EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE III AND IN THE ASSIGNMENT, (I) CONTRIBUTOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED AND (II) CONTRIBUTOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ANTERO MIDSTREAM OR ITS EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANTERO MIDSTREAM BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF CONTRIBUTOR).

(b)                                 EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE III AND IN THE ASSIGNMENT, CONTRIBUTOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE GATHERING AND COMPRESSION ASSETS OR THE MEMBERSHIP INTERESTS, (II) ANY ESTIMATES OF THE VALUE OF THE GATHERING AND COMPRESSION ASSETS OR THE MEMBERSHIP INTERESTS OR FUTURE REVENUES GENERATED BY THE GATHERING AND COMPRESSION ASSETS, (III) THE CONDITION, QUALITY, SUITABILITY OR MARKETABILITY OF THE GATHERING AND COMPRESSION ASSETS, (IV) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY CONTRIBUTOR OR THIRD PARTIES WITH RESPECT TO THE GATHERING AND COMPRESSION ASSETS, AND (V) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ANTERO MIDSTREAM OR ITS EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE ASSET TRANSFER OR THE  TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO. EXCEPT AS AND TO THE EXTENT EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE III AND IN THE ASSIGNMENT, CONTRIBUTOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, IT BEING ACKNOWLEDGED BY THE PARTIES THAT, EXCEPT AS AND TO THE EXTENT OTHERWISE PROVIDED IN ARTICLE III OR IN THE ASSIGNMENT, NEWCO SHALL BE DEEMED TO HAVE OBTAINED THE GATHERING AND COMPRESSION ASSETS PURSUANT TO THE ASSET TRANSFER IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE) AND THAT ANTERO MIDSTREAM HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS OF THE GATHERING AND COMPRESSION ASSETS AS ANTERO MIDSTREAM DEEMS APPROPRIATE.

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(c)                                  Environmental Matters.

(i)                                     CONTRIBUTOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY TO ANTERO MIDSTREAM, AND THE PARTIES ACKNOWLEDGE THAT CONTRIBUTOR HAS NOT MADE ANY REPRESENTATION OR WARRANTY TO NEWCO, REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL PERMITS, THE RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT, EXPOSURE TO HAZARDOUS MATERIALS, OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE GATHERING AND COMPRESSION ASSETS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY.

(ii)                                  Notwithstanding Section 7.2(c)(i):

(A)                               With effect from Closing, Contributor shall indemnify and hold harmless Antero Midstream from and against all Liabilities arising under Environmental Law to the extent resulting from Contributor’s operation or ownership of the Gathering and Compression Assets and occurring before the Effective Time;

(B)                               With effect from Closing, Antero Midstream shall cause NewCo to indemnify and hold harmless Contributor from and against all Liabilities arising under Environmental Law in respect of the Gathering and Compression Assets to the extent arising on or after the Effective Time.

(d)                                 THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 7.2 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF SUCH APPLICABLE LAW.

ARTICLE VIII
WATER OPTION; PIPELINE PARTICIPATION

Section 8.1                                    Option in Favor of Antero Midstream.

(a)                                 Antero Midstream shall have the option (the “Water Option”), for a period of two years following the date of this Agreement, to purchase, in its sole discretion, the Water Assets at fair market value.

(b)                                 Consideration and Procedures.

(i)                                     If Antero Midstream exercises the Water Option by means of delivering a written exercise notice to Contributor, within 30 days following the delivery of such notice to Contributor, Contributor must propose to Antero Midstream, in writing, a purchase price for the Water Assets, which Antero Midstream may accept or reject in its sole discretion. If Antero Midstream rejects such purchase price, Antero Midstream and Contributor shall engage in good faith negotiations to decide upon a mutually agreeable purchase price for the Water Assets.

(ii)                                  If Antero Midstream is unable to agree with Contributor on a mutually acceptable purchase price after good faith negotiations by both Parties pursuant to Section 8.1(b)(i), Contributor will nominate three independent investment banking firms and Antero Midstream will select one of those firms (the “Investment Bank”) to determine the fair market value of the Water Assets. Once

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the Investment Bank submits its valuation, Antero Midstream will have the right, but not the obligation, to purchase the Water Assets at the price determined by the Investment Bank.

(iii)                               Antero Midstream may pay the purchase price for the Water Assets in cash or in Common Units. If Antero Midstream elects to pay the purchase price in Common Units, the Common Units will be valued at a 5% discount to the volume-weighted average price of the Common Units during the ten trading days prior to the date of the agreement pursuant to which Antero Midstream is to acquire the Water Assets.

(c)                                  Until the expiration of the Water Option, Contributor may not Transfer any Water Asset without Antero Midstream’s prior written consent (other than to an Affiliate of Contributor who agrees in writing that such Water Asset remains subject to the provisions of this Section 8.1 and assumes the obligations under this Section 8.1 with respect to such Water Asset).

(d)                                 If Antero Midstream exercises the Water Option and purchases the Water Assets, Contributor and NewCo shall enter into the Water Services Agreement and shall negotiate, in good faith, to make such revisions as necessary to the Services Agreement between the Parties, dated of even date herewith, to provide for Contributor to provide services thereunder with respect to the Water Assets.

Section 8.2                                    Right of First Offer.

(a)                                 Contributor hereby grants to Antero Midstream a right of first offer (the “Right of First Offer”) beginning two years following the date of this Agreement on the Water Assets to the extent that Antero Midstream has not previously exercised the Water Option and Contributor proposes to Transfer any Water Asset (other than to an Affiliate of Contributor who agrees in writing that such Water Asset remains subject to the provisions of this Section 8.2 and assumes the obligations under this Section 8.2 with respect to such Water Asset).

(b)                                 Procedures.

(i)                                     If Contributor proposes to Transfer any Water Asset (other than to an Affiliate as described in Section 8.2(a)) (a “Proposed Transaction”), Contributor shall, prior to entering into any such Proposed Transaction, first give notice in writing to Antero Midstream (the “ROFO Notice”) of its intention to enter into such Proposed Transaction. The ROFO Notice shall include any material terms, conditions and other details as would be reasonably necessary for Antero Midstream to make a responsive offer to enter into the Proposed Transaction with Contributor, which terms, conditions and details shall include any material terms, condition or other details Contributor would propose to provide to non-Affiliates in connection with the Proposed Transaction. Antero Midstream shall have 15 days following receipt of the ROFO Notice to propose an offer to enter into the Proposed Transaction with Contributor (the “ROFO Response”). The ROFO Response shall set forth the terms and conditions (including the purchase price Antero Midstream proposes to pay for the Water Asset and the other terms of the purchase) pursuant to which Antero Midstream would be willing to enter into a binding agreement for the Proposed Transaction. If no ROFO Response is delivered by Antero Midstream within such 15-day period, then Antero Midstream shall be deemed to have waived its Right of First Offer with respect to such Water Asset, and Contributor shall be free to enter into a Proposed Transaction with any third person on terms and conditions determined in the sole discretion of Contributor.

(ii)                                  If Antero Midstream submits a ROFO Response, Antero Midstream and Contributor shall negotiate, in good faith, the terms of the purchase and sale of the ROFO Asset for 10 days following the receipt of the ROFO Response by Contributor. If Contributor and Antero Midstream

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are unable to agree on such terms during such 10-day period, Contributor may Transfer the ROFO Asset to any third person on terms and conditions determined in the sole discretion of Contributor.

(c)                                  If Antero Midstream purchases the Water Assets pursuant to the Right of First Offer, Contributor and NewCo shall enter into the Water Services Agreement and shall negotiate, in good faith, to make such revisions as necessary to the Services Agreement between the Parties, dated of even date herewith, to provide for Contributor to provide services thereunder with respect to the Water Assets; provided, however, that if Antero Midstream purchases less than all of the Water Assets, the Parties shall negotiate, in good faith, appropriate modifications to the Water Services Agreement.

Section 8.3                                    Pipeline Participation.  If Contributor intends to, has the option to or otherwise proposes to enter into any arrangements to become an equity owner in a regional pipeline project (including projects similar to the Pipeline Projects), Contributor shall, in lieu of entering into any such transaction, direct the ability to participate in any such transaction to Antero Midstream.

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.1                                    Notices.  All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section of this Agreement pursuant to which it is given or being made, and will be delivered personally or by facsimile transmission or sent by registered or certified mail (return receipt requested) or by nationally recognized overnight courier (with evidence of delivery and postage and other fees prepaid) as follows:

If to Antero Midstream:	Antero Resources Midstream LLC
1615 Wynkoop Street
Denver, Colorado 80202
Attn: Chief Financial Officer
Facsimile: (303) 357-7315

If to Contributor:	Antero Resources Corporation
1615 Wynkoop Street
Denver, Colorado 80202
Attn: Chief Financial Officer
Facsimile: (303) 357-7315

or to such other representative or at such other address or facsimile number of a Party as such Party may furnish to the other Parties in writing. Any such notice, communication or delivery will be deemed given or made upon the date of receipt by the applicable Party.

Section 9.2                                    Assignment; Successors in Interest.  No assignment or transfer by any Party of its rights and obligations under this Agreement will be made except with the prior written consent of the other Party. This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign. For the avoidance of doubt, the conversion of a Party to a different legal form or the merger of a Party with a newly-formed entity for the principal purpose of converting such Party to a different legal form shall not be deemed an assignment of any rights or obligations under this Agreement.

Section 9.3                                    Governing Law.  This Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Colorado, excluding any choice of Law rules which may direct the application of the Laws of another jurisdiction.

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Section 9.4                                    Consent to Jurisdiction, Etc.; Waiver of Jury Trial.  Each of the Parties hereby irrevocably consents and agrees that any dispute arising out of or relating to this Agreement or any related document shall exclusively be brought in the courts of the State of Colorado, in Arapahoe County or the federal courts located in the District of Colorado.  The Parties agree that, after such a dispute is before a court as specified in this Section 9.4 and during the pendency of such dispute before such court, all actions with respect to such dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each of the Parties hereby waives, and agrees not to assert, as a defense in any legal dispute, that it is not subject thereto or that such dispute may not be brought or is not maintainable in such court or that its property is exempt or immune from execution, that the dispute is brought in an inconvenient forum or that the venue of the dispute is improper.  Each Party agrees that a final judgment in any dispute described in this Section 9.4 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Laws.  THE PARTIES HEREBY WAIVE IRREVOCABLY ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DOCUMENT CONTEMPLATED HEREIN OR OTHERWISE RELATED HERETO.

Section 9.5                                    Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, the Parties waive any provision of Law which renders any such provision prohibited or unenforceable in any respect.

Section 9.6                                    Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Facsimile or scanned and emailed transmission of any signed original document or retransmission of any signed facsimile or scanned and emailed transmission will be deemed the same as delivery of an original.

Section 9.7                                    No Third-Party Beneficiaries.  Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement, except that, from and after Closing, NewCo shall be deemed a third party beneficiary of this Agreement solely for the purpose of enforcing Section 2.4 and the indemnitees that are expressed to be in its favor.

Section 9.8                                    Amendment; Waiver.

(a)                                 Any amendment, extension or waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed by both Contributor and Antero Midstream.

(b)                                 A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

Section 9.9                                    Entire Agreement.  This Agreement and the documents executed pursuant to this Agreement supersede all negotiations, agreements and understandings between the Parties with respect to the subject matter of this Agreement and constitute the entire agreement between the Parties.

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Section 9.10                             Further Cooperation.  From and after the Closing Date, each of the Parties shall deliver to the others such further information and documents and shall execute and deliver to the others such further instruments and agreements as the other Party shall reasonably request to consummate or confirm the transactions provided for in this Agreement, to accomplish the purpose of this Agreement.

Section 9.11                             Transaction Costs.  Except as otherwise provided herein, each Party will be responsible for its own legal fees and other expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement.

Section 9.12                             Construction.

(a)                                 This Agreement has been freely and fairly negotiated between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. Any reference to any Law will be deemed also to refer to such Law as amended, modified, succeeded or supplemented from time to time and in effect at any given time, and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” do not limit the preceding terms or words and shall be deemed to be followed by “without limitation.”  Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. Unless the context otherwise requires, the terms “day” and “days” mean and refer to calendar day(s). The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

(b)                                 The titles, captions and table of contents contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.

Signature Page Follows

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first set forth above.

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Resources Midstream Management LLC, its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE TO

AMENDED AND RESTATED CONTRIBUTION AGREEMENT

EXHIBIT A-1

GATHERING AND COMPRESSION ASSETS

Systems

Any low pressure and high pressure pipeline gathering systems gathering natural gas from Contributor in the following counties and states:

Washington, PA;

Doddridge, WV;

Harrison, WV;

Tyler, WV;

Ritchie, WV;

Noble, OH;

Monroe, OH;

Guernsey, OH; and

Belmont, OH,

excluding facilities owned by Summit, Crestwood, E2 Energy Services, ETC, M3, EQT, and MarkWest.

EXHIBIT A-1

Gathering and Compression Easements

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
WEST VIRGINIA
Clarksburg Station
Memorandum of Surface Use Agreement	Kimberly A. Male	Antero Resources Appalachian Corporation	1/23/2009	7-285-51	2/18/2009	1427/937	Harrison
Amendment and Ratification of Surface Use Agreement	Kimberly A. Male	Antero Resources Appalachian Corporation	7/20/2011	07-285-51	7/27/2011	1473/1335	Harrison
Amendment and Ratification of Surface Use Agreement	Kimberly A. Male	Antero Resources Appalachian Corporation	4/11/2012	07-285-51	5/2/2012	1489/927	Harrison
Ike & Mike Station
Memorandum of Surface Facility Easement	Mike Ross, Inc. & I. L. Morris	Antero Resources Appalachian Corporation	2/5/2010	7-285-16	2/19/2010	1442/686	Harrison
Pike Fork Station
Memorandum of Amended and Restated Surface Use Lease and Appurtenant Rights of Way	Rendal J. Dotson & Sandra G. Dotson	Antero Resources Bluestone LLC	7/22/2011	20-9 & 16	12/19/2011	295/169	Doddridge
Salem Station
Memorandum of Surface Facility Easement	Willis Lee Matthey & Forest Warner Mathhey	Antero Resources Appalachian Corporation	5/1/2010	18-262-1	11/13/2012	1501/28	Harrison
Jarvisville Station
Surface Facility Easement	Clarence E. Sperry, L. Diane Sperry, Janet L. Sperry	Antero Resources Appalachian Corporation	5/30/2010	20-324-1, 20-344-1	6/27/2011	1472/1124	Harrison
Tichenal Station
Memorandum of Compressor Facility Easement	Bernard W. Hurst, Clara Mae Hurst, Peggy L. Hurst	Antero Resources Appalachian Corporation	5/10/2009	20-403-4	6/24/2009	1433/1198	Harrison
Amendment and Ratification of Compressor Facility Easement	Bernard W. Hurst, Clara Mae Hurst, Peggy L. Hurst	Antero Resources Appalachian Corporation	5/7/2011	20-403-4	3/23/2011	1465/268	Harrison

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
BlueStone Station
Lease Agreement	Neva A. Ritter, Debra Kay Cantrell, Mark Cantrell, Judy Rose Gardner, Lionel Gardner	Bluestone Energy Partners	5/1/2008	18-280-2	12/30/2008	1426/338	Harrison
Male Station
Surface Use Agreement	Kimberly A. Male	Antero Resources Appalachian Corporation	1/23/2009	7-285-51	N/A	N/A	Harrison
Amendment and Ratification of Surface Use Agreement	Kimberly A. Male	Antero Resources Appalachian Corporation	7/20/2011	7-285-51	7/27/2011	1473/1335	Harrison
Victoria Station
Lease Agreement	Norman I. Sines and Victoria D. Sines	Antero Resources Corporation	8/1/2013	Grant Dist., Doddridge Co., WV; TM/P: 10/2	N/A	N/A	Doddridge
Memorandum of Lease	Norman I. Sines and Victoria D. Sines	Antero Resources Corporation	8/1/2013	Grant Dist., Doddridge Co., WV; TM/P: 10/2	8/2/2013	311/545	Doddridge
Barnes Property
Ground Lease	Ronald G. Barnes	Antero Resources Appalachian Corporation	6/4/2013	New Milton Dist., Doddridge Co., WV; TM/P: 1/10.3	N/A	N/A	Doddridge
Memorandum of Ground Lease Agreement	Ronald G. Barnes	Antero Resources Appalachian Corporation	6/4/2013	New Milton Dist., Doddridge Co., WV; TM/P: 1/10.3	10/15/2013	315/384	Doddridge

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
West Union Lateral
Permanent Easement Agreement (Pipelines)	Doris J. Bee and Debbie Hileman, as Second Successor trustees of The Lawrence L. James Living Trust Dated July 18, 1996; and William Patrick James	Antero Resources Appalachian Corporation	12/5/2012	Central District, Doddridge Co., WV; TM/P: 6/6	12/6/2012	304/242	Doddridge
Permanent Easement Agreement (Electrical-Communication Lines)	Doris J. Bee and Debbie Hileman, as Second Successor trustees of The Lawrence L. James Living Trust Dated July 18, 1996; and William Patrick James	Antero Resources Appalachian Corporation	12/5/2012	Central District, Doddridge Co., WV; TM/P: 6/6	12/6/2012	304/249	Doddridge
Permanent Easement Agreement	William Patrick James	Antero Resources Appalachian Corporation	7/27/2012	Central District, Doddridge Co., WV; TM/P: 6/6	9/11/2013	312/431	Doddridge
Pennington North Station
Permanent Easement Agreement [Gas-Water Pipeline(s)]	Dean R. Pennington and Martha A. Pennington	Antero Resources Corporation	8/15/2013	Grant Dist., Doddridge County, WV; TM/P: 16/21	8/15/2013	311/124	Doddridge
North Canton Station
Permanent Easement Agreement	Shawn A. Glaspell	Antero Resources Corporation	10/14/2013	McClellan Dist., Doddridge Co., WV; TM/P: 11/34	10/17/2013	315/501	Doddridge
Agreement	John H. McClain	Antero Resources Corporation	10/17/2013	McClellan Dist., Doddridge Co., WV; TM/P: 11/25, 26, and 26.1	N/A	N/A	Doddridge

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
New Milton Compressor Station
Road Easement Agreement	John H. McClain, Roger A. McClain, II, Roger A. McClain, by Bryan E Ash, his attorney-in-fact, and Stacy L. McClain, II	Antero Resources Corporation	7/19/2013	New Milton Dist., Doddridge Co., WV; TM/P: 8/40	7/19/2013	310/263	Doddridge
White Oak Station
Easement Agreement

Mary Frances Harms, Nancy Louise Antill, Timothy R. O’Neill, Kathleen R. Hooven, Sharon S. O’Neill (formerly known as Sharon S. O’Neill Stainken), Karah Leigh Loftin, Kelcie Janeen Loftin, Daniel J. O’Neill, Romarlo, LLC, a Georgia limited liability company, Sean T. O’Neill and The O’Neill Family Trust, by Betty O’Neill Newsom and Daniel J. O’Neill, its Trustees; c/o Daniel J. O’Neill

		Antero Resources Appalachian Corporation	5/23/2012	Union Dist., Ritchie Co., WV; TM/P: 14/10; 14/13.1; 14/3	6/28/2012	316/981	Ritchie
Mountain Station

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
Permanent Easement Agreement	Hattie Markle Jones	Antero Resources Appalachian Corporation	12/6/2012	Meade Dist., Tyler Co., WV; TM/P: 15/5	8/19/2013	423/723	Tyler
OHIO
Batesville Compressor Site
Lease Agreement	W. Richard Robertson and L. Sue Robertson	Antero Resources Corporation	8/1/2013	36-0021031.000	N/A	N/A	Noble
Option and Permanent Easement Agreement	W. Richard Robertson and L. Sue Robertson	Antero Resources Appalachian Corporation	6/18/2013	36-0021031.000	9/23/2013	231/679	Noble
Memorandum of Lease Agreement	W. Richard Robertson and L. Sue Robertson	Antero Resources Corporation	8/1/2013	36-0021031.000	9/23/2013	231/674	Noble
Lease Agreement	J. J. Detweiler Enterprises, Inc.	Antero Resources Corporation	8/1/2013	36-0021039.000 and 36-0021042.000	N/A	N/A	Noble
Permanent Easement Agreement (Pipelines)	J. J. Detweiler Enterprises, Inc.	Antero Resources Corporation	8/1/2013	36-0021039.000 and 36-0021042.000	9/23/2013	231/696	Noble
Permanent Easement Agreement (Access)	J. J. Detweiler Enterprises, Inc.	Antero Resources Corporation	8/1/2013	36-0021039.000 and 36-0021042.000	9/23/2013	231/712	Noble
Permanent Easement Agreement (Utilities)	J. J. Detweiler Enterprises, Inc.	Antero Resources Corporation	8/1/2013	36-0021039.000 and 36-0021042.000	9/23/2013	231/704	Noble
Memorandum of Lease Agreement	J. J. Detweiler Enterprises, Inc.	Antero Resources Corporation	8/1/2013	36-0021039.000 and 36-0021042.000	9/23/2013	231/690	Noble
Crum Compressor Station
Option Agreement and Permanent Easement Agreement	Carla Jean Crum, Debra Ann Foraker, Gary Brett Baker and Terry Quaye Hague	Antero Resources Appalachian Corporation	6/1/2013	31-0021106 & 31-0051218	1/29/2014	239/729	Noble

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
Upper Hill Compressor Station
Lease Agreement	Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its entirety on March 27, 2012	Antero Resources Appalachian Corporation	2/12/2013	37-0011295.000 and 37-0021294.000	N/A	N/A	Noble
Permanent Easement Agreement (Pipelines)	Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its entirety on March 27, 2012	Antero Resources Appalachian Corporation	2/12/2013	37-0011295.000 and 37-0021294.000	3/5/2013	219/726	Noble
Permanent Easement Agreement (Access)	Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its entirety on March 27, 2012	Antero Resources Appalachian Corporation	2/12/2013	37-0011295.000 and 37-0021294.000	3/5/2013	219/734	Noble
Permanent Easement Agreement (Utilities)	Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its entirety on March 27, 2012	Antero Resources Appalachian Corporation	2/12/2013	37-0011295.000 and 37-0021294.000	3/5/2013	219/742	Noble

Instrument Date	Grantor	Grantee	Execution Date	Tax ID / Parcel ID	Recording Date	Book/Page/ Film No.	County
Memorandum of Lease Agreement	Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its entirety on March 27, 2012	Antero Resources Appalachian Corporation	2/12/2013	37-0011295.000 and 37-0021294.000	3/5/2013	219/719	Noble

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	CLINE	FLUHARTY, MICHAEL D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	6/14/2013	6-15-1	8/19/2013	311/188 #181734	NOT REQUIRED	DODDRIDGE

WV	COASTAL HILLTOP	NICHOLSON, MILTON DEAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/29/2011	6-12-30	10/24/2012	303/572 #167994	NOT REQUIRED	DODDRIDGE

WV	COASTAL HILLTOP	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PIPELINE RIGHT OF WAY AGREEMENT	7/2/2012	6-12-17	10/5/2012	303/302 #167312	GRANTOR’S PRIOR WRITTEN CONSENT REQUIRED	DODDRIDGE

WV	ERWIN VALLEY	HINTERER, DOLORES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/26/2012	6-19-2	10/3/2012	303/234 #167162	NOT REQUIRED	DODDRIDGE

WV	ERWIN VALLEY	BURTON, VIVIAN E. & DELANEY, LORETTA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-12	4/10/2012	298/687 #161754	NOT REQUIRED	DODDRIDGE

WV	ERWIN VALLEY	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/19/2012	6-19-12 6-19-11 6-19-1	11/20/2012	304/103 #168828	NOT REQUIRED	DODDRIDGE

WV	ERWIN VALLEY	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT AGREEMENT	9/14/2012	6-19-12 6-19-11 6-19-1	11/27/2012	304/115 #168875	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	HWY 50 XING CANTON WATER	KEY OIL COMPANY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	4/19/2013	8-12-50	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	HWY 50 XING CANTON WATER	KEY OIL COMPANY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	4/19/2013	8-12-51	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	HWY 50 XINGCANTON WATER	BIG “D” ENTERPRISES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/24/2013	8-12-798-12-808-13-148-13-16	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	IKE	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	5/28/2013	6-11-1	12/6/2013	318/549 #188590	NOT REQUIRED	DODDRIDGE

WV	IKE	YEAGER, CHARLES, III	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/17/2013	6-11-4	9/9/2013	312/314 #182763	NOT REQUIRED	DODDRIDGE

WV	KRAMER	KRAMER, CELEITA A.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	9/19/2012	8-9-4	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	9/19/2012	3-13-17	N/A	N/A	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/19/2012	3-13-17	3/5/2014	321/443 #194713	NOT REQUIRED	DODDRIDGE

WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	9/19/2012	3-13-17	9/19/2013	313/233 #183425	NOT REQUIRED	DODDRIDGE

WV	LEMLEY	MOUNT SALEM REVIVALGROUNDS, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	4/12/2013	3-13-10.1	N/A	N/A	NO REQUIRED	DODDRIDGE

WV	LEMLEY	MOUNT SALEM REVIVAL GROUNDS, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/12/2013	3-13-10.1	PENDING	PENDING	NO REQUIRED	DODDRIDGE

WV	LOWTHER	MCCLAIN, ROGER A., ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/19/2013	6-8-40	9/12/2013	312/501 #183037	NOT REQUIRED	DODDRIDGE

WV	LOWTHER	LOWTHER, KENNETH, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/23/2013	6-8-4	12/6/2013	318/528 #188586	NOT REQUIRED	DODDRIDGE

WV	LOWTHER	BOWYER, NOMA SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-8-5	12/6/2013	318/521 #188585	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	LOWTHER	KEPLINGER, DALE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/11/2013	6-8-17	12/6/2013	318/514 #188584	NOT REQUIRED	DODDRIDGE

WV	MCGILL	CLARK, TERESA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	5/28/2013	1-10-19	9/4/2013	312/204 #182515	NOT REQUIRED	DODDRIDGE

WV	MELODY	LEMASTERS, BARBARA KAY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	MELODY	ROBERTS, MABELKIMBALL, BOREMANKIMBALL, MARVINGRIFFIN, VIRGINIALEMASTERS, BARBARAKIMBALL, CHARLESKIMBALL, JOSEPHKIMBALL, MICHAEL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	MELODY	GRIFFIN, VIRGINIA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	NOT REQUIRED	DODDRIDGE

WV	MELODY	KIMBALL, BOREMAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	NOT REQUIRED	DODDRIDGE

WV	MELODY	KIMBALL, JOSEPH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MELODY	KIMBALL, MARVIN G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	NOT REQUIRED	DODDRIDGE

WV	MELODY	KIMBALL, MICHAEL S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	NOT REQUIRED	DODDRIDGE

WV	MOORE AND CANTON WATER	GRAY, FREDERICK AND ALLISON	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	3/9/2012	3-16-2.1	3/28/2012	297/586 #161378	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	MEANS, KEVIN M. AND CINDY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/18/2013	6-8-36	4/18/2013	312/456 #182973	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	COMSTOCK IRREVOCABLE TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	7/16/2013	6-8-39	9/11/2013	312/446 #182971	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	MCCLAIN, ROGER A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMEN	6/19/2013	6-8-40	9/12/2013	312/501 #183037	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	LUOTTO, JOHN A	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/18/2013	6-11-2	9/19/2013	313/215 #1836421	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	METER & VALVE SITE RIGHT OF WAY AGREEMENT	6/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD RIGHT OF WAY AGREEMENT	6/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PIPELINE AGREEMENT	8/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	COMSTOCK IRREVOCABLE TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/7/2013	6-8-39	1/9/2014	319/47 #190609	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	10/2/2012	5-17-12	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY	12/8/2012	5-17-12	9/16/2013	426/270 #77765	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	4/24/2014	5-17-12	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/2/2012	5-17-12	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	PENNINGTON NO.	MORRIS, IKE ( I L )	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/10/2013	6-7-1	1/9/2014	319/608 #190621	NOT REQUIRED	DODDRIDGE

WV	PENNINGTON NO.	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/28/2013	6-11-1	12/6/2013	318/549 #188590	NOT REQUIRED	DODDRIDGE

WV	PRATT LAT	JACKSON, VANCE	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMAMENT EASEMENT	11/8/2012	3-8-3	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	PRATT LAT	HIGGINBOTHAM, PAMELA ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	EXTENSION OF OPTION	11/6/2012	3-8-6	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	PRATT LAT	PRATT, CLARENCE O. AND JUANITA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMAMENT EASEMENT	5/23/2012	3-8-11	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	PRATT LAT	PRATT, CLARENCE O. AND JUANITA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	EXTENSION OF OPTION	11/8/2012	3-8-11	N/A	N/A	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	REVIVAL	WILLIAMS, JERRY L. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/24/2012	3-13-9	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	REVIVAL	MOUNT SALEM REVIVAL GROUNDS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	12/17/2012	3-13-15.1	3/15/2014	321/436 #194712	NOT REQUIRED	DODDRIDGE

WV	REVIVAL	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/10/2012	3-13-17 3-13-21 3-13-22	11/5/2013	316/616 #186375	NOT REQUIRED	DODDRIDGE

WV	REVIVAL	WILLIAMS, LARRY G. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	12/15/2012	3-13-9.1	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	RJ SMITH	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/21/2013	3-5-30.1			NONE REQUIRED	DODDRIDGE

WV	ROBERT WILLIAMS	WILLIAMS, ROBERT C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/25/2013	1-15-6.4	1/9/2014	319/525 #190606	NONE REQUIRED	DODDRIDGE

WV	ROY	WRIGHT, JAMES N. & TAMMY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/15/2012	5-11-20	OPTION ONLY	OPTION ONLY	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	ROY	LEMASTERS, HAZEL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY	10/15/2012	5-11-5.2	1/9/2014	319/582 #190615	NOT REQUIRED	DODDRIDGE

WV	ROY	LEMASTERS, HAZEL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	5-11-5; 5-11-5.2; 5-11-5.3	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	ROY	FERREBEE, DAVID & BETTY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY	10/11/2012	5-5-5 5-5-12	9/11/2013	312/416 #182964	NOT REQUIRED	DODDRIDGE

WV	ROY	FERREBEE, DAVID & BETTY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/11/2012	5-5-5; 5-5-12	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	RUDDY	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	RELEASE AND AGREEMENT TO CHANGE LOCATION OF EASEMENT	1/15/2013	6-19-11 6-19-12	3/5/2014	321/411 #194706	NOT REQUIRED	DODDRIDGE

WV	RUDDY	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	3/19/2012	6-19-11 6-19-12 6-19-1	11/20/2012	304/103 #168828	NOT REQUIRED	DODDRIDGE

WV	RUDDY	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	3/19/2012	6-19-11 6-19-12 6-19-1	11/20/2012	304/103 #168828	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	SUA	MANCUSO, ANTHONY	ANTERO RESOURCES APPALACHIAN CORPORATION	GROUND LEASE	10/6/2011	1-10-3			NOT REQUIRED	DODDRIDGE

WV	SUA	BARNES, RONALD G	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AGREEMENT (PIPEYARD)	6/9/2012	6-1-10.03	10/15/2013	315/384 #184756	NOT REQUIRED	DODDRIDGE

WV	VOGT	JOELYNN FAMILY PRESERVATION	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/20/2012	1-9-7	2/22/2013	305/289 #172463	NONE REQUIRED	DODDRIDGE

WV	WHITEHAIR	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/2/2012	6-12-17	10/5/2012	303/302 #167312	REQUIRED WITH WRITTEN CONSENT	DODDRIDGE

WV	WILLARD	MCCLAIN, ROGER A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMEN	6/19/2013	6-4-31 6-4-31.1	9/12/2013	312/501 #183037	NOT REQUIRED	DODDRIDGE

WV	WVCS	NICHOLSON, RICHARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	3/15/2013	6-12-33	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AGREEMENT	2/14/2012	6-12-34	3/2/2012	297/273	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TANKER PIPELINE AREA AGREEMENT	6/28/2012	6-12-34	9/9/2013	312/286	NOT REQUIRED	DODDRIDGE

WV	WVCS	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	DEED AND EASEMENT AGREEMENT	1/24/2012	6-12-34	3/2/2012	297/256	NOT REQUIRED	DODDRIDGE

WV	WVCS	MCCLAIN, ROGER ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	6/19/2013	6-8-40	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	2/15/2013	7-11-1	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	HAYES, SHIRLEY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	4/26/2013	5-12-3	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	MOORE, EMMA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	4/24/2013	5-18-4	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	3/7/2013	8-19-25	N/A	N/A	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	5/9/2013	2-1-10.1; 2-1-11	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	PENNINGTON, DEAN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	3/20/2013	3-16-21 3-17-28	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	GLASPELL, SHAWN	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	4/20/2013	5-11-34; 5-11-34.2	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	SUA	SPERRY HARDWOODS, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	GROUND LEASE	6/6/2012	18-282-62			NOT REQUIRED	HARRISON

WV	SUA	SPERRY HARDWOODS, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	GROUND LEASE	6/6/2012	18-282-62			NOT REQUIRED	HARRISON

WV	WVCS	MATHEY, WILLIS LEE, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	5/1/2010	18-262-1	11/13/2011	1501/28	NOT REQUIRED	HARRISON

WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	LEASE	10/13/2011	20-361-10	40856	1479/616 #201100055303	NOT REQUIRED	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	LEASE	10/13/2011	20-361-10	40856	1479/616 #201100055303		HARRISON

WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	12/16/2011	20-361-11	4/2/2012	1486/976 #201200015178	NOT REQUIRED	HARRISON

WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	EASEMENT AGREEMENT (ROAD)	3/16/2012	20-361-11	41001	1486/981 #201200015181	NOT REQUIRED	HARRISON

WV	WVCS	HURST, CLARA MAE	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	3/10/2009	20-403-4	6/24/2009	1433/1196 #200900020750	NOT REQUIRED	HARRISON

WV	WVCS	ROSS, MIKE AND IKE MORRIS	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	2/5/2010	7-285-16	2/19/2011	1442/686	NOT REQUIRED	HARRISON

WV	WVCS	MALE, KIMBERLY A	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE AGREEMENT	1/24/2009	7-285-51	2/18/2009	1427/937	NOT REQUIRED	HARRISON

OH	MONROE LATERAL	MONROE FAMILY FARM, LTD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMEENT	7/2/2013	21-008020.000	3/6/2014	267/340-346 #201400073986	CONSENT TO ASSIGN NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MONROE LATERAL	MCDOUGAL, RICK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT	10/17/2012 OPT EXT. 5/4/13	21-009025.0000			GRANTEE SHALL NOTIFY GRANTOR WITHIN 90 DAYS, IF AND WHEN ANY ASSIGNMENT TO A NON-AFFILIATE OR NONSUBSIDIARY TO GRANTEE; FAILURE SHALL NOT AFFECT TRANSFERABILITY OF VALIDITY OF EASEMENT	MONROE

OH	MONROE LATERAL	BRIGGS, BOBBY & CANDY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/18/2012 OPT EXT. 5/4/13	21-009003.0000	3/6/2014	267/306-313 #201400073988	CONSENT TO ASSIGN NOT REQUIRED	MONROE

OH	MONROE LATERAL	MCDOUGAL, RICK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/17/2012 OPT EXT. 5/4/13	21-009025.0000 21-008013.0000	3/6/2014	267/332-339 #201400073989	GRANTEE SHALL NOTIFY GRANTOR WITHIN 90 DAYS, IF AND WHEN ANY ASSIGNMENT TO A NON-AFFILIATE OR NONSUBSIDIARY TO GRANTEE; FAILURE SHALL NOT AFFECT TRANSFERABILITY OF VALIDITY OF EASEMENT	MONROE

OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/21/2013	21-008014.0000	3/11/2014	267/306-312 201400073986	CONSENT TO ASSIGN NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MONROE LATERAL	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/9/2013	21-009008.00021-009007.000	3/6/2014	267/314-322 #201400073987	CONSENT TO ASSIGN NOT REQUIRED	MONROE

OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO PURCHASE AGREEMENT	10/4/2013 OPT ETX SIGNED 9/20/13	21-018007.000			CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO PURCHASE AGREEMENT	9/13/2013 OPT EXT SIGNED	21-0100060.000 21-0100070.000 20-0100030.000 20-0100040.000 20-0100020.000 21-0100080.000 21-0100050.000			CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	WILLS, SHELBA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2012	20-010001.000 21-011006.000	6/12/2013	244/541-548 #201300068539	NOT REQUIRED	MONROE

OH	REUSSER	RUBEL, JEFFERY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/10/2012	20-0100160.000 20-010010.0000 20-0110020.000	6/12/2013	244/576-583 #201300068542	NOT REQUIRED	MONROE

OH	REUSSER	RUBEL, JEFFERY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODFICATION OF OPTION/EASEMENT AGREEMENT	3/19/2013	20-0100160.000 20-010010.0000 20-0110020.000	6/12/2013	244/584-592 #201300068543	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	WILLS, SHELBA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	5/21/2013	20-010001.000 20-017001.000			CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	REUSSER	DAVIDSON, CARRIE ET ALL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/11/2013	20-011001.000	6/12/2013	244/553-575 #201300068451

GRANTEE SHALL NOTIFY GRANTOR WITHIN 90 DAYS IF, AS AND WHEN ANY ASSIGNMENT OF THE PIPELINE EASEMENT OCCURS TO ANY NON-AFFILIATE OR NON-SUBSIDIARY OF GRANTEE. HOWEVER, FAILURE TO PROVIDE GRANTOR SUCH NOTICES SHALL NOT AFFECT THE TRANSFERABILITY OR VALIDITY OR ENFORCEMENT OF THIS EASEMENT

MONROE

OH	REUSSER	ESCHLIMAN, MARY M. & JOHN D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/1/2013	20-014005.0000 20-014011.0000	9/19/2013	252/682-689 #201300070487	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	SCOTT, MARY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/31/2012	20-015010.000 20-016010.000	6/12/2013	244/602-610 #201300068546	NOT REQUIRED	MONROE

OH	REUSSER	BIEDENBACH, ARTHUR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/2/2013	20-0150160.000	6/12/2013	244/621-630 #201300068548	NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	REUSSER	OLIVER, JOHN N. , SR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/19/2013	20-015005.000	6/12/2013	244/657-664 #201300068552	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/31/2012	20-0150120.000	6/12/2013	244/689-696 #201300068556	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	6/2/2013	20-0150120.000	6/12/2013	244/697-700 #201300068557	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	6/5/2013	20-015012.000	9/19/2013	252/690-694 #201300070488	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	KUHN JOSEPH ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	3/29/2013	20-016005.1 20-016005 20-017006 21-011010	9/19/2013	252/668-678 201300070485	CONSENT TO ASSIGN NOT REQUIRED	MONROE

OH	REUSSER	HEFT, JR., URBAN LEWIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/26/2013	21-011012.000	6/12/2013	244/673-680 #201300068552	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	BLACKSTONE, DAVID & NICOLYN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/31/2012	21-016008.000 20-016004.000	6/12/2013	244/681-688 #20130006855	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	REUSSER	BLACKSTONE, DAVID & NICOLYN	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	4/18/2013	20-016008.000	NOT RECORDED		CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	DICK, CORNELIUS & CAROLYN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/20/2013	22-001002 20-015003 20-015003.1	6/12/2013	244/649-656 #201300068551	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	HILL, LINDA K. & SCHWABEN, KATHY J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/12/2013	22-002009.000	6/12/2013	244/593-601 #201300068545	NOT REQUIRED	MONROE

OH	REUSSER	BETTS FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/7/2013	22-0020040.000 20-0140080.000	6/12/2013	244/611-620 #201300068547	NOT REQUIRED	MONROE

OH	REUSSER	DICK, JOSEPH A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/30/2012	22-002010.000 22-002001.0000	6/12/2013	244/641-648 #201300068550	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/17/2013	20-0100040000; 20-0100020000; 20-0100030000; 21-0100050000; 21-0100060000; 21-0100070000; 21-0100080000	6/12/2013	244/701-708 #201300068558	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	REUSSER	BURKHART, LEONARD E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2013	200150070000 220010040000	6/12/2013	244/631-640 #201300068549	NOT REQUIRED	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	REUSSER	KUHN JOSEPH ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	5/14/2013	200160050000 210160051000 210110100000	9/19/2013	252/663-667 #20130007084	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE

OH	HILL CS LAT	DRAKE, JEFF & GREGG	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/23/2012	05-0021098.000	10/9/2012	211/779-788 #201200056315	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	WILLIAMSON, NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/19/2012	05-0021101.000	10/9/2012	211/771-778 #201200056314	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	HILL, SCOTT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	7/27/2012	05-0021106.000	10/12/2012	212/107-116 #201200056431	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	HILL, SCOTT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/13/2012	05-0021106.000 05-0050836.000	10/9/2012	211/762-770 #201200056313	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COOPER, SAMMY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/25/2012	05-0021179.000	10/9/2012	211/789-796 #201200056316	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COOPER, SAMMY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	6/25/2012	05-21179.000	10/12/2012	212/101-106 #20120005630	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	5/16/2013	31-0021267.000	7/26/2013	227/1125-1128 #201300060466	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/16/2012	31-0021267.000 31-0021268.000	7/26/2013	227/1112-1124 #201300060467	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	2/15/2013	31-0021267.000 31-0021268.000	7/26/2013	227/1121-1124 #201300060465	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	REEVES, RODNEY & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/13/2012	31-0021267.001	7/26/2013	227/1129-1136 #201300060467	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	REEVES, RODNEY & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	2/19/2013	31-0021267.001	7/26/2013	227/1137-1140 #210300060468	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/20/2013	31-0021269.003	7/26/2013	227/1098-1105 #201300060462	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	1/20/2013	31-0021269.003	7/26/2013	227/1106-1111 #201300060463	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	1/20/2013	31-0021269.007	7/26/2013	227/1106-1111 #201300060463	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCCESS EASEMENT	6/21/2013	31-0021274.000	7/26/2013	227/1088-1092 #201300060460	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT -	6/21/2013	31-0021274.000	7/26/2013	227/1093-1097 #201300060461	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/19/2013	31-0021275.000	7/26/2013	227/1080-1087 #201300060459	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	BLAKNEY, MATTHEW	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/25/2012	31-0021276.000	7/26/2013	227/1077-1079 #201300060458	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	NEUHART, JOHN PAUL JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/8/2012	31-0021331.000 32-21311.000	7/26/2013	227/951-960 #201300060436	NOT REQUIRED	NOBLE

OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	2/5/2013	31-0051214.001	4/23/2013	222/493-498 #201300059911	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/5/2013	31-0051214.001	4/23/2013	227/897-904 #201300060429	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/10/2013	31-0051214.001	7/26/2013	227/905-911 #201300059110	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/13/2013	31-0051214.002	7/26/2013	227/1168-1173 #201300060473	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	6/19/2013	31-0051214.002	7/26/2013	227/1174-1177 #201300060473	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/9/2012	31-0051214.002 31-0021267.003	7/26/2013	227/1147-1155 #201300060470	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/6/2013	31-0051214.002 31-0021267.003	7/26/2013	227/1160-1167 #201300060472	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	2/19/2013	31-0051214.002 31-0021267.003	7/26/2013	227/1156-1159 #201300060471	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	2/13/2013	31-0051214.005	4/23/2013	222/480-484 #201300059107	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/13/2013	31-0051214.005	9/19/2013	231/267-274 #201300061253	NOT REQUIRED	NOBLE

OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/1/2013	31-0051214.005	9/19/2013	231/285-292 #201300061256	NOT REQUIRED	NOBLE

OH	HILL CS LAT	NEUHART, GENE BRENT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/8/2012	32-0021311.003	7/26/2013	227/943-950 #201300060453	NOT REQUIRED	NOBLE

OH	HILL CS LAT	RICH, CARL & JANE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/11/2013	32-0021313.000	7/26/2013	227/935-942 #201300060434	NOT REQUIRED; GRANTOR NOTIFY GRANTEE OF ASSIGNMENT AND CONTACT INFORMATION WITHIN 90 DAYS, IF AND WHEN ASSIGNMENT DOES OCCUR WITH OR NONSUBSDIARY OR NON-AFFILIATE OF GRANTEE,	NOBLE

OH	HILL CS LAT	DETTRA, TODD & TABITHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/9/2013	32-0021315.000	7/26/2013	227/1030-1037 #201300060451	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	DETTRA, LANNY & SUSAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/21/2012	32-0021315.002	7/26/2013	227/1056-1063 #201300060455	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	LEACH, LARRY T. JR. & TRUDI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/9/2013	32-0021315.007	7/26/2013	227/1043-1050 #201300060453	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/2/2013	32-0021323.000 37-0011332.000	7/26/2013	227/912-919 #201300060431	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	HILL, JEFFREY S., TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/11/2013	37-0011330.000 37-0011332.000	7/26/2013	227/920-927 #201300060432	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/25/2012	31-0021340.000	4/23/2013	222/713-720 #201300059143	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/7/2012	31-0021340.000	4/23/2013	222/721-725 #201300059144	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	2/2/2013	31-0021340.000	4/23/2013	222/726-731 #201300059145	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MILEY	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/25/2012	31-0021356.000	4/23/2013	222/732-738 #201300059146	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASMENT	11/9/2012	31-0021356.000	4/23/2013	222/739-743 #201300059147	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, JOHN W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/4/2012	31-0021357.000	4/23/2013	222/744-751 #201300059148	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, JOHN W.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	10/25/2012	31-0021357.000	4/23/2013	222/752-745 #201300059149	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/22/2012	31-0021358.000	4/23/2013	222/755-763 #201300059150	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	10/27/2012	31-0021358.000	4/23/2013	222/764-765 #201300059151	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PEMANENT EASEMENT AGREEMENT	5/30/2013	31-0021233.000	10/8/2013	233/97-105 #201300061693	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PEMANENT EASEMENT AGREEMENT	5/30/2013	31-0021235.000	10/8/2013	233/97-105 #201300061693	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021235.000	10/8/2013	233/106-109 #201300061694	NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021235.000 31-0051215.000 31-0021233.000	10/8/2013	233/106-109 #201300061694	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	FRAKES, I. ROLFE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	5/30/2013	31-0021237.000 31-21236.000 31-21230.000	3/7/2014	242/609	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	FRAKES, I. ROLFE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/16/2012	31-0021237.000 31-21236.000 31-21230.000	5/30/2014	241/335-343 #201400063676	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	5/30/2013	31-0021240.000	10/8/2013	233/78-82 #201300061689	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/16/2012	31-0021240.000	10/8/2013	233/66-77 #201300061688	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	5/30/2013	31-0021240.000	10/8/2013	233/78-82 #201300061689	NOT REQUIRED	NOBLE

OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/23/2013	31-0021262.000	10/8/2013	233/49-53 #201300061685	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/23/2012	31-0021262.000	10/8/2013	233/40-48 #201300061684	NOT REQUIRED	NOBLE

OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	6/10/2013	31-0021262.000	10/8/2013	233/49-53 #201300061685	NOT REQUIRED	NOBLE

OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	7/18/2013	31-0021262.000	10/8/2013	233/54-56 #201300061686	NOT REQUIRED	NOBLE

OH	MYRON	REEVES, RODNEY & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	5/30/2013	31-0021267.001	7/26/2013	227/1141-1146 #201300060469	NOT REQUIRED	NOBLE

OH	MYRON	REEVES, RODNEY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT (EXHIBIT)	9/13/2013	31-0021267.001	10/8/2013	233/28-31 #20130061682	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MYRON	REEVES, RODNEY & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2013	31-0021267.001	10/8/2013	233/32-39 #201300061683	NOT REQUIRED	NOBLE

OH	MYRON	MILLER, LOIS JANE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2013	31-0021270	12/3/2013	236/330 #201300062509	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	MILLER, LOIS JANE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2013	31-0021270	12/3/2013	236/330 #201300062509	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0051215.000	10/8/2013	233/106-109 #201300061694	NOT REQUIRED	NOBLE

OH	MYRON	ADAMIK, THOMAS & JACQUELINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/22/2012	31-0051216.000	10/8/2013	233/124-131 #201300061698	NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO PURCHASE AGREEMENT	9/13/2013 OPT EXT SIGNED	23-0021137.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO LEASE AGREEMENT	EXTENDED THROUGH 9/29/2015	31-0021340.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	OHIO-COMP SITE	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO LEASE AGREEMENT	EXTENSION THROUGH 10/5/2015	31-0021356.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO LEASE AGREEMENT	4/15/2013	36-0021039.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION TO LEASE AGREEMENT	12/19/2012	37-0021195.000 37-0021194.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/30/2013	31-0021366.000	4/23/2013	222/526-536 #201300059115	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	RICH	MILEY, JACK R., TRUSTEE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2013	31-0021369.000	4/23/2013	222/512-519 #201300059113	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	RICH	MILEY, JACK R., TRUSTEE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	11/12/2012	31-0021369.000	4/23/2013	222/520-525 #201300021253	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, ARDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2013	31-0021353.000	12/3/2013	236/426-433 #201300062524	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	ROBERT	MILEY, ARDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	8/6/2013	31-0021353.000	12/3/2013	236/434-438 201300062525	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, ROBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2013	31-0021354.000 31-0021355.000	12/3/2013	236/414-421 #201300062522	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, ROBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	6/29/2013	31-0021355.000	12/3/2013	236/422-425 #201300062523	NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, JACK, TRUSTEE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	7/1/2013	31-0021359.000	12/3/2013	236/439-446 #201300062526	NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, JACK, TRUSTEE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/1/2013	31-0021359.000	12/3/2013	236/439-446 #201300062526	NOT REQUIRED	NOBLE

OH	ROE	ROE, RUBY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-0021352.000	4/1/2014	244/548 201400064351	NOT REQUIRED	NOBLE

OH	ROE	ROE, RUBY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	8/2/2013	01-0021352.000	4/1/2014	244/557 201400064352	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	ROE	CARPENTER, SAHWN Q. & HERBERT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/23/2013	01-0021355.000	4/1/2014	244/537 201400064349	NOT REQUIRED	NOBLE

OH	ROE	CARPENTER, MAX ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/30/2013	01-0050092.000	4/1/2014	244/563 201400064353	NOT REQUIRED	NOBLE

OH	ROE	CARPENTER, MAX ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/30/2013	01-0050092.000	4/1/2014	244/563 201400064353	NOT REQUIRED	NOBLE

OH	ROE	DOLLSION, RICHARD & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2013	01-21324.000	4/1/2014	244/530 201400064348	NOT REQUIRED	NOBLE

OH	SCHROEDER	ZALEHA, ANDY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/22/2013	07-0021147.000	4/23/2013	222/699-706 #201300059141	NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANET EASEMENT AGREEMENT	8/3/2012	07-0021148.000	4/23/2013	222/791-798 #201300059155	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANET EASEMENT AGREEMENT	8/3/2012	07-0021148.000 31-0051154.000 07-0021148.000	4/23/2013	222/791-798 #201300059155	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	3/4/2013	31-0021358.000	4/23/2013	222/812-815 #201300059158	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	6/26/2013	31-0021358.000	7/26/2013	227/990-993 #201300060443	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/4/2012	31-0021370.000 31-0021358.000	4/23/2013	222/803-811 #201300059157	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANET EASEMENT AGREEMENT	8/3/2012	31-0051154.000	4/23/2013	222/791-798 #201300059155	NOT REQUIRED	NOBLE

OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	2/27/2013	31-0051154.000	4/23/2013	222/799-802 #201300059156	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	2/1/2013	31-0021264.000	4/23/2013	222/457-463 #201300059104	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	WAYNE	TRAILWAY INVESTMENTS, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/25/2012	31-0051214.001	4/23/2013	222/485-492 #201300059109	NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0051214.005	4/23/2013	222/447-456 #201300059103	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	2/1/2013	31-0051214.005	4/23/2013	222/457-463 #201300059104	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	10/29/2012	31-0051214.005	4/23/2013	222/464-469 #201300059105	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

WV	CAMPBELL	ANTILL - O’NEIL HEIRS	ANTERO RESOURCES APPALACHIAN CORPORATION	DEED AND EASEMENT	5/23/2012	10-14-3.1 10-14-10	6/28/2012	322/41	NOT REQUIRED	RITCHIE

WV	CHARLENE	ROBINSON, LISA D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/13/2012	3-13-24	1/30/2014	324/416 #201400000499	NOT REQUIRED	RITCHIE

WV	CHARLENE	WAGGONER, EDDY D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY	11/3/2012	3-13-20; 3-13-19; 3-13-21	1/30/2014	324/294 #201400000482	NOT REQUIRED	RITCHIE

WV	CHARLENE	WAGGONER, EDDY D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/12/2012	3-13-20; 3-13-19; 3-13-21	1/30/2014	324/484 #201400000509	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	CHARLENE	JACKSON, KENNETH H. JR. & NANCY SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/23/2012	3-19-9.1	1/30/2014	324/304 #201400000484	NOT REQUIRED	RITCHIE

WV	IRELAND	ANTILL/O’NEILL	ANTERO RESOURCES APPALACHIAN CORPORATION	EASEMENT AGREEMENT	5/23/2012	10-14-10 10-14-3.1 10-14.3	6/28/2012	316/987 #201200002133	NOT REQUIRED	RITCHIE

WV	RICHARDS	MCKINNEY, FRED & SHARON J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/18/2012	10-8-5	9/11/2013	322/992 #201300004220	NOT REQUIRED	RITCHIE

WV	RICHARDS	MCKINNEY, FRED & SHARON J.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT (ADDITIONAL LINE)	11/20/2012	10-8-5	9/11/2013	322/992 #201300004220	NOT REQUIRED	RITCHIE

WV	RICHARDS	MCKINNEY, FRED &SHARON J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/18/2012	10-8-5	9/11/2013	322/1006 #201300004222	NOT REQUIRED	RITCHIE

WV	RICHARDS	LANGFORD, JACK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-6	10/2/2012	318/642 #201200004721	NOT REQUIRED	RITCHIE

WV	RICHARDS	LANGFORD, JACK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6	8/21/2013	322/699 #201300003939	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	RICHARDS	RICHARDS, JOHN W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-7	9/24/2013	323/10 #201300004412	NOT REQUIRED	RITCHIE

WV	RICHARDS	RICHARDS, JOHN W.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	11/29/2012	10-8-7	5/28/2013	321/742 #2013000002519	NOT REQUIRED	RITCHIE

WV	RICHARDS	RICHARDS, JOHN W.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/29/2012	10-8-7	5/28/2013	321/742 #2013000002519	NOT REQUIRED	RITCHIE

WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-9-110-9-1.110-9-1.2	PENDING	PENDING	NOT REQUIRED	RITCHIE

WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1	12/2/2012	318/651 #201200004723	NOT REQUIRED	RITCHIE

WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	1/18/2012	10-9-1.1	1/30/2014	324/299 #201400000483	NOT REQUIRED	RITCHIE

WV	RICHARDS	CAMPBELL, JOHN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/30/2012	10-9-10.1	9/11/2013	322/1006 #201300004222	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	RICHARDS	CAMPBELL, JOHN, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT (ADDITIONAL LINE)	11/15/2012	10-9-10.1	PENDING	PENDING	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	JACKSON, CRAIG ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/23/2013	3-20-1	1/31/2014	324/559 #201400000549	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	SHAHAN, RICHARD A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2013	3-20-4	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	MCCULLOUGH, ELSIE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/2/2012	39527	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	HURST, JEFFERY & BRENDA K.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/2/2013	3-14-11	1/30/2014	324/435 #201400000502	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	VAUGHAN, STEVEN EUGENE & MARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/25/2012	3-13-12; 3-13-13	2/24/2014	326/91 #2014942	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	WELLS, ROGER D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	12/29/2012	3-13-18.1	PENDING	PENDING	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/12/2012	3-13-19; 3-13-20; 3-13-21	1/30/2014	324/484 #201400000509	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/4/2012 EXTENSION 12/4/2013	3-13-8; 3-13-8.1; 3-13-8.2	8/21/2013	322/703 #201300003940	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	BUTCHER, FLOYD T. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/1/2013	3-14-11.10	1/30/2014	324/449 #201400000504	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	JACKSON, STEVEN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/18/2013	3-14-22 3-14-9	1/30/2014	324/409 #201400000498	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	CUNNINGHAM, S.A.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	11/21/2012	3-20-5 3-20-5.1 3-20-5.2	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	CUNNINGHAM, S.A.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	4/3/2013	3-20-5; 3-20-5.1; 3-20-5; 3-20-6	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WVCS	JACKSON, NORMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	5/14/2013	3-4-33	N/A	N/A	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	JACKSON, STEVEN	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	5/20/2013	3-14-9	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WVCS	WILLIAMSON, ANDREW, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	COMPRESSOR SITE ACCESS ROAD	1/14/2012	10-14-3.2	9/4/2014	330/877 #20144967	NOT REQUIRED	RITCHIE

WV	WVCS	KNIGHT, TRACY C., ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	1/13/2012	10-14-3.3 10-9-21	1/30/2014	324/311 #201400000485	NOT REQUIRED	RITCHIE

WV	WVCS	KLEIN, BENITA	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	6/11/2013	3-8-1.1	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WVCS	KLEIN, BENITA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	2/27/2014	3-8-1.1			NOT REQUIRED	RITCHIE

WV	YOLANDA	WILLIAMSON, ANDREW & YOLANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	1/14/2012	10-14-3.2	2/7/2013	318/951 #201300000530	NOT REQUIRED	RITCHIE

WV	YOLANDA	WILLIAMSON, ANDREW & YOLANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	1/3/2013	10-14-3.2	2/7/2013	318/960 #201300000532	NOT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	ZINN	ZINN, ERNEST E. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/19/2013	3-14-20 3-14-20.2 3-14-20.1	4/15/2013	319/460 #201300001717	NOT REQUIRED	RITCHIE

WV	COASTAL	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PIPELINE RIGHT OF WAY AGREEMENT	7/18/2012	3-2-4.2 5-17-03	9/5/2013	425/167 #77237	GRANTOR’S PRIOR WRITTEN CONSENT REQUIRED	TYLER

WV	PIERPOINT	HOSKINS, L. GENE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMAMENT EASEMENT AGREEMENT	12/11/2012	1-14-1; 1-14-2 1-14-2.1; 1-14-3 1-11-23 1-11-24	3/20/2014	439/617 #84752	NOT REQUIRED	TYLER

WV	PIERPOINT	PIERCE, LEWIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMAMENT EASEMENT AGREEMENT	12/20/2012	3-9-23.1	9/4/2014	330/870 #20144966	NOT REQUIRED	TYLER

WV	SNIDER	SNIDER, TERRY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/17/2012	6-13-19	8/19/2013	423/774 #76558	NOT REQUIRED	TYLER

WV	SNIDER	RITCHIE PETROLEUM CORPORATION, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/16/2012	6-13-22	8/19/2013	423/744 #76554	NOT REQUIRED	TYLER

WV	SNIDER	RITCHIE PETROLEUM CORPORATION, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/1/2013	6-13-22	9/16/2013	426/255 #77763	NOT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	SNIDER	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	VALVE SITE	11/15/2012	6-13-14 6-13-15 6-13-16 6-13-17 6-13-18	8/21/2013	424/43 #76613	NOT REQUIRED	TYLER

WV	SNIDER	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/12/2013	6-13-15; 6-13-16; 6-13-17; 6-13-18	8/21/2013	424/50 #76614	NOT REQUIRED	TYLER

WV	SNIDER	RITCHIE PETROLEUM CORPORATION, INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/8/2013	6-13-40 6-13-22	8/19/2013	423/763 #76556	NOT REQUIRED	TYLER

WV	WVCS	WOLFE, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	4/2/2013	6-12-40	N/A	N/A	NOT REQUIRED	TYLER

WV	WVCS	JONES, HATTIE M.	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR COMPRESSOR SITE	6/20/2013	6-15-5	N/A	N/A	NOT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	SUA - GROUND LEASE	KIRK K. MILLER PROPERTIES LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AGREEMENT - PIPEYARD LEASE	10/1/2012	23-0085347.001, 23-0085343.002, 23-0085343.001, 23-0085345.001, 23-0079320.001, 23-0079308.001	NOT RECORDED		LESSEE SHALL NOT ASSIGN ITS INTEREST IN THIS LEASE OR SUBLEASE THE PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.	WASHINGTON

PA	ROBINSON	ROBISON, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	EASEMENT	11/6/2012	700-001-00-00-0024-00			NOT REQUIRED	WASHINGTON

PA	ROBINSON	KELLER, JACK W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	EASEMENT	3/24/2012	700-001-00-00-0028-02	PENDING	PENDING	NOT REQUIRED	WASHINGTON

PA	ROBINSON	ROSS, DALE T. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	EASEMENT	3/9/2012	700-004-00-00-0009-00 700-004-00-00-0011-00	PENDING	PENDING	NOT REQUIRED	WASHINGTON

WV	WVCS	DOTSON, RENDAL, ET UX	ANTERO RESOURCES BLUESTONE CORPORATION	COMPRESSOR SITE AGREEMENT	7/22/2011	20-920-16	12/19/2011	295/169		DODDRIDGE

WV	BOBCAT TO EQT	SAMER, MATTHEW UNDERWOOD, DUSTIN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/21/2013	5-29-33	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BOBCAT TO EQT	BARKER, LAWRENCE, ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/26/2013	5-28-35	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	FRANKLIN, JEAN FRANKLIN, THOMAS FRAKNLIN, RANDALL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/3/2013	5-29-2	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	CAYTON, PAUL D., TRUSTEE OF THE OAKS LAND TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-30-2	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	SWIGER, HOWARD LEE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/17/2013	5-30-7	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	JAMES, RUSSELL F. & LAURIE A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2013	5-30-22			NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	PENNINGTON, DEAN R.	ANTERO RESOURCES CORPORATION	PERMANENT EASMENT AGREEMENT	10/30/2013	5-25-43 5-25-43.1 5-25-43.2	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	HAYES, KENNETH, ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/23/2013	5-28-34.2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BOBCAT TO EQT	PRATT, RONALD L. AND ROSETTA M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/23/2013	5-29-23 5-29-23.1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-29-23.3	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/14/2013	5-29-23.3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/14/2013	5-29-23.3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, MARGARET K., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-29-23.4	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, MARGARET K., ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/14/2013	5-29-23.4	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	JAMES, FRANK & ARETTA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	1/15/2014	5-30-21 5-30-22.3	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BOBCAT TO EQT	MINNICK, TINA MARIE DAVIS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/11/2013	5-30-4 5-30-5.1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	BOBCAT TO EQT	UNDERWOOD, RODNEY O. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-30-65-30-6.1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	SCHAFER, MARY JANE, ET VIR	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENTAND CONFIDENTIALITY AGREEMENT	10/4/2013	3-10-33	8/1/2014	332/187 #206508	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	SINES, NORMAN I., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	10/6/2013	3-10-2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	HILL, JAMES A	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/22/2011	3-10-15 3-10-9	12/22/2011	295/263 #158687	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	CURRAN, LYNDA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENTAND CONFIDENTIALITY AGREEMENT	10/4/2013	3-10-23.2 3-10-33.2	8/1/2014	332/182 #206506	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	HILL, JAMES	ANTERO RESOURCES CORPORATION	TEMPORARY AGREEMENT	11/22/2011	3-10-8 3-10-9 3-10-14 3-10-15 3-10-20	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	CANTON EAST	MCMILLAN, RICHARD C	ANTERO RESOURCES CORPORATION	TEMPORARY AGREEMENT	9/12/2013	3-6-26.3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	MCMILLAN, NOLA SUE	ANTERO RESOURCES CORPORATION	TEMPORARY AGREEMENT	9/13/2013	3-6-26.4	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO RESOURCES CORPORATION	TEMPOARY ROAD ACCESS EASEMEN AGREEMENT	11/15/2013	3-9-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	11/15/2013	3-9-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO RESOURCES CORPORATION	PERMANENT ACCESS EASEMENT AGREEMENT	11/29/2013	3-9-2.1	8/1/2014	332/192 #206509	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON NORTH	GLASPELL, SHAWN A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/17/2013	5-23-1	10/17/2013	315/501 #184947	NO CONSENT REQUIRED	DODDRIDGE

WV	CANTON NORTH COMPRESSOR SITE	FLEECE, SAMUEL J. ET UX	ANTERO RESOURCES CORPORATION	COMPRESSOR SITE AGREEMENT	9/4/2013	5-20-21	N/A	N/A	CONSENT REQUIRED CONSENT SIGNED 11/15/2013	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	COMPRESSOR	GLASPELL, MARY L	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	9/12/2013	5-19-3 5-19-3.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	COMPRESSOR SITE	PENNINGTON, DEAN	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT FOR COMPRESSOR SITE	10/4/2013	5-25-43.2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CRISLIP TO MCCLAIN	DEVOL, NORMAN G	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	8/27/2013	6-8-41	1/9/2014	319/613 #190622	NO CONSENT REQUIRED	DODDRIDGE

WV	CRISLIP TO MCCLAIN	BOW, CHARLES T	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/26/2013	6-12-2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	CRISLIP TO MCCLAIN	COMSTOCK & SILVESTRE TRUSTS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	9/7/2013	6-12-2	1/9/2014	319/547 #190609	NO CONSENT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	SMITH, ANTHONY R. & TABITHA J.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	#################	1-9-32	10/3/2014	336/140 #212358		DODDRIDGE

WV	DOTSON HOLLAND	PIERCE, DALE ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/19/2013	1-8-39	10/3/2014	336/156 #212360	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	DOTSON HOLLAND	FRAME, MARY H.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/13/2013	1-8-41	10/3/2014	336/198 #212367	NO CONSENT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	FRAME, MARY H.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/13/2013	1-8-41	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	THOMPSON, HENRY L. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/1/2013	1-11-7	10/3/2014	336/189 #212366	NOT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	PHILLIPS, ROBERT E. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/26/2013	1-12-7	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	DOTSON, ALLEN ET AL	ANTERO RESOURCES CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	7/29/2013	1-9-23	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	HEARTWOOD FOREST FUND IV LIMITED PARTNERSHIP	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/3/2013	1-11-4 1-11-6	10/3/2014	336/133 #212357	WRITTEN CONSENT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	BRITTON, ROBERT L. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/27/2013	1-11-9; 1-11-9.2	10/3/2014	336/173 #212362	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	DOTSON HOLLAND	SHEETS, ERIC D. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	1/5/2013	1-12-8; 1-12-9; 1-9-52			NOT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	MCCLOY, ALVADORE ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	1/7/2013 EXTENSION 12/14/2013	1-8-31; 1-9-22	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	DOTSON HOLLAND	HOLLAND, KIMBERLEE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/3/2013	1-9-24; 1-9-24.1; 1-9-25.1	9/30/2013	336/164 #212361		DODDRIDGE

WV	DOTSON HOLLAND	ANKENEY, JOHN D. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	5/15/2013	1-9-32.1	10/3/2014	336/181 #212363	NOT REQUIRED	DODDRIDGE

WV	FRITZ	DOTSON, LARRY	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/27/2013	8-22-4	OPTION ONLY	OPTION ONLY	NO CONSENT REQUIRED	DODDRIDGE

WV	FRITZ	HORTON, JUDY A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/8/2013	1-15-20	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	FRITZ	HORTON, JUDY A.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	3/29/2014	1-15-20	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	FRITZ	MUMMA, CARROLL W., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/22/2013	8-22-5.6	OPTION ONLY	OPTION ONLY	NOT REQUIRED	DODDRIDGE

WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	8/28/2012	1-7-20 (1-6-43)	2/8/2013	305/118 #171727	NOT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	BURR, GLENN E. AND NAOMI L.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/9/2013	3-18-37	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	LACKEY, ROY A. AND IWANA J.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/11/2013	3-18-39	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	LACKEY, ROY A. AND IWANA J.	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/11/2013	3-18-39	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	VAN SCOY, NORMA YEATER	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/6/2013	3-18-43	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	HARPER, DANNY R.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/14/2014	3-18-49	N/A	N/A	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MARKWEST TO BOBCAT	SCHUMACHER, MARK CHRISTOPHER AND MARK VINCENT	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/19/2013	3-21-3	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	SCHUMACHER, MARK CHRISTOPHER AND MARK VINCENT	ANTERO RESOURCES CORPORATION	SURFCE FACILITY EASEMENT AGREEMENT	12/19/2013	3-21-3	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	SCHUMACHER, MARK CHRISTOPHER AND MARK VINCENT	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/19/2013	3-21-3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	SCHUMACHER, MARK CHRISTOPHER AND MARK VINCENT	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/19/2013	3-21-3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	SCHUMACHER, MARK CHRISTOPHER AND MARK VINCENT	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	12/19/2013	3-21-3	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	ASH, LESTER	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/6/2014	3-14-22.1	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	WEBB, TERESA M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-15-14 3-18-8	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	PERKINS OIL & GAS INC.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2013	3-18-4 3-18-27 3-18-28	3/25/2014	327/96 #201400001557	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-18-4.1 3-18-24	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/10/2013	3-18-4.6	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/10/2013	3-18-4.6	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/10/2013	3-18-4.6	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	LAMBERNEDIS, DAVID N. & JENNIFER A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/16/2013	3-18-7.5	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MARKWEST TO BOBCAT	DAVIS, RONALD L. & CINDY	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/4/2013	3-21-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MELODY	LORKOVICH, LEONA, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	10/2/2014	336/117 #212308	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MELODY	LORKOVICH, LEONA W. BANASZAK, SHIRLEY WEEKLY, ANCIL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	MELODY	WEEKLY, ANCIL	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT PERMANENT EASEMENT AGREEMENT	6/28/2013	3/5/2002	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	MELODY	COSTILOW, CHARLES N.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6	10/2/2014	336/109 #212307	NOT REQUIRED	DODDRIDGE

WV	MELODY	KIRKPATRICK, LOIS JANE	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/9/2013	3-5-12	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	MELODY	SPENCER,CARLAS ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	9/10/2013	3-5-27	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	MIDCANTON CS	SMITH,TAMELA	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT FOR COMPRESSOR SITE	7/1/2014	1-2-6				DODDRIDGE

WV	MISERY	LORKOVICH, LEONA W. BANASZAK, SHIRLEY WEEKLY, ANCIL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	10/2/2014	336/117 #212308	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	MISERY	COSTILOW, CHARLES N.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6	10/2/2014	336/109 #212307	NOT REQUIRED	DODDRIDGE

WV	MISERY	JORDAN FAMILY PARTNERSHIP	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/30/2013	3-5-7 3-5-8 3-5-15	PENIDNG	PENDING	NOT REQUIRED	DODDRIDGE

WV	NASH	HAUG, ROBERT M., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	8-9-2	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	NASH	MILLER, DOUG ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/18/2013	8-9-3 8-9-1	12/6/2013	318/564 #188593	NO CONSENT REQUIRED	DODDRIDGE

WV	NEW MILTON	PHILLIPS, RAMONETTA ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2013	6-8-37 6-8-37.1	9/17/2013	313/64 #183246	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON	PHILLIPS, RAMONETTA ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	7/13/2013	6-8-37 6-8-37.1	9/17/2013	313/292 #183435	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO CRISLIP	COX, DENVER W., JR., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/27/2013	6-8-38 & 6-12-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NEW MILTON TO MDPT	BARR, JR., JAMES T. AND BERNICE	ANTERO RESOURCES CORPORATION	TEMPOARY WORKSPACE AGREEMENT	12/11/2013	6-12-10	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MDPT	BARR, JR., JAMES T. AND BERNICE	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/11/2013	6-12-10	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	MCCLAIN, ROGER A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/19/2013	6-8-40	9/12/2013	312/501 #183037	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	BOW, CHARLES T. & LANORA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/26/2013	6-12-2	1/9/2014	319/539 #190608	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	BARR, JAMES THEODORE, JR.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	6-12-10	3//20/2014	321/399 #194704	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	BARR, JAMES THEODORE, JR.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/5/2013	6-12-10	3/20/2014	321/399 #194704	NOT REQUIRED	DODDRIDGE

WV	NEW MILTON TO MIDPT	WHITEHAIR, ELTON D. & JUDITH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/15/2013	6-12-18 6-12-19	1/9/2014	319/532 #190607	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NEW MILTON TO MIDPT	CRISLIP, REXALL M. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34 6-12-39	4/2/2012	298/367 #161482	NOT REQUIRED	DODDRIDGE

WV	NIMORWICZ	MUTSCHELNAUS, CLARENCE W. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	8/16/2013	4-5-14	9/19/2013	313/319 #183439	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, MARY L	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/11/2013	5-11-33	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO RESOURCES CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	8/11/2013	5-11-34	8/25/2014	333/10 #208481	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO RESOURCES CORPORATION	OPTION TO PURCHASE	8/23/2013	5-11-34	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	ARCHER, TOMMY L.	ANTERO RESOURCES CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	8/21/2013	5-12-37	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	COLLINS, THOMAS A.	ANTERO RESOURCES CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	8/10/2013	5-12-38	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NORTH CANTON CONNECTOR	MCCLURE, NELSON M., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/27/2013	5-18-50	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	5-23-1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	SIMMONS, CRAIG A., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-11-4	8/25/2014	333/1 #208480	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	BROOKOVER, CHESTER E.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/29/2013	5-17-4	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	METHENY, JACK D.	ANTERO RESOURCES CORPORATION	OPTION TO PURCHASE AN EASEMENT	11/5/2013	5-10-10	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	ARBOGAST, MARY K.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-11-10	8/25/2014	332/652 #208450	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	SUMMERS, ROBERT E ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/27/2013	5-12-22	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NORTH CANTON CONNECTOR	SWIGER, LARRY D.	ANTERO RESOURCES CORPORATION	OPTION PERMANENT EASEMENT AGREEMENT	8/13/2013	5-11-24	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	ELK LICK CHURCH OF GOD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/24/2013	5-11-13 5-11-13.1	8/25/2014	332/660 #208451	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	HARDGROVE, MARK E.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/27/2013	5-11-22.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2013	5-11-34; 5-17-3.2 5-17-3.3 5-17-3.4 5-17-19 5-17-20	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	LEMASTERS, HAZEL	ANTERO RESOURCES CORPORATION	EXTENSION AGREEMENT	10/5/2012	5-11-5 5-11-5.2 5-11-5.3	8/25/2014	332/685 #208457	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	FERREBEE, BETTY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/27/2013	5-11-7 5-11-7.1	8/25/2014	332/644 #208449	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	BRAUN, JERRY E., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	9/16/2013	5-18-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NORTH CANTON CONNECTOR	BATES, WILLIAM L. AND MARY L.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/20/2013	5-19-22.3 5-19-24	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	RUDDER, GRACE OLIVE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/21/2013	5-5-11.1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTH CANTON CONNECTOR	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	3/11/2014	9-5-10.1	PENDING	PENDING	WRIITEN CONSENT REQUIRED	DODDRIDGE

WV	NORTON	NORTON, GARRY R.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2013	6-19-6	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTON	COX, DENVER W., JR., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT & PERMANENT EASEMENT AGREEMENT	10/7/2013	6-15-17	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	NORTON	COX, RALPH AND DELORIS	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/18/2013	6-15-14 6-15-16	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	PENNINGTON NO.	JETT, EDWARD ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	6/26/2013	6-11-1	9/9/2013	313/276 #183432	NO REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PENNINGTON NORTH	MORRIS, I. L.(IKE)	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	11/7/2013	6-7-1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	PENNINGTON SO	MORRIS, IKE ( I L )	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/1/2013	6-7-1	12/6/2013	318/539 #188588	NOT REQUIRED	DODDRIDGE

WV	PIKES FORK	BORING, CLAUDIA D. SECKMAN, DWAINE	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	11/24/2013	5-24-36	N/A	N/A	CONSENT REQUIRED	DODDRIDGE

WV	PIPEYARD	MANCUSO, ANTHONY	ANTERO RESOURCES CORPORATION	GROUND LEASE AGREEMENT	9/18/2013	1-10-3			NO CONSENT REQUIRED	DODDRIDGE

WV	R.J. SMITH	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/2/2013	3-5-30.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	R.J.SMITH	PRATT,DENZIL F ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD AGREEMENT	9/4/2013	3-5-10	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	R.J.SMITH	PRATT,DENZIL F ET UX	ANTERO RESOURCES CORPORATION	SURFACE AGREEMENT	9/4/2013	3-5-10	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	ROBERT WILLIAMS	HILEY, ROGER L ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	9/4/2013	1-15-8	12/6/2013	31/507 #188583	NO CONSENT REQUIRED	DODDRIDGE

WV	ROBERT WILLIAMS	PRIMM, LOREN, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/8/2013	1-15-17	1/9/2014	319/556 #190610	NOT REQUIRED	DODDRIDGE

WV	ROCK RUN	DAVIS, JONATHAN L. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/23/2013	1-7-2	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	ROCK RUN	DAVIS, JONATHAN L., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/23/2013	1-4-35 1-4-36	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	TERRY SNIDER CS	JONES, HATTIE MARKLE	ANTERO RESOURCES CORPORATION	COMPRESSOR SITE AGREEMENT	10/25/2013	6-15-5	10/25/2013	429-763 #79644		DODDRIDGE

WV	VICTORIA TO EQT	ARCHER, JOHN SAMUEL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/19/2013	5-23-15	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	CARDER, GALENA DAWN AND DOROTHY J. DAVIS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2013	6-4-38	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WILLARD	THE COMSTOCK IRREVOCABLE TRUST & THE SILVESTRE IRREVOCABLE TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2013	6-8-39	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	BOWYER, NORMA SUE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/25/2013	6-8-5	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	WILLARD	BOWYER, NORMA SUE	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/17/2013	6-8-5	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	BURBRIDGE, ERMAN DALE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	1/9/2014	6-8-6	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	ROSS, GEORGE	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	8/15/2013	6-8-7	9/17/2013	313/94 #183248	NOT REQUIRED	DODDRIDGE

WV	WILLARD	ROSS, GEORGE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/25/2013	6-8-7	PENDING	PENDING	NOT REQUIRED	DODDRIDGE

WV	WILLARD	ROSS, JAMES ET AL	ANTERO RESOURCES CORPORATION	OPTION OF PERMANENT EASEMENT AGREEMENT	8/21/2013	6-4-12 6-4-12.1	N/A	N/A	NOT REQUIRED	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WILLARD	KELLY, DAVID K ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/4/2013	6-4-316-4-31.1	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	NICHOLSON, ROY K., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	6-4-32 & 6-4-37	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

WV	WILLARD	PHILLIPS, KRISTEN A.	ANTERO RESOURCES CORPORATION	OPTION OF PERMANENT EASEMENT AGREEMENT	8/8/2013	6-8-6.1	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	BORING, CLAUDIA D. SECKMAN, DWAINE	ANTERO RESOURCES CORPORATION	OPTION TO PURCHASE COMPRESSOR SITE	11/24/2013	5-24-36				DODDRIDGE

WV	WVCS	COTTRILL, WILLIAM F., JR.	ANTERO RESOURCES CORPORATION	OPTION TO PURCHASE COMPRESSOR SITE	12/6/2013	1-6-1				DODDRIDGE

WV	WVCS	NORMAN I. SINES AND VICTORIA D. SINES	ANTERO RESOURCES CORPORATION	MEMORANDUM OF LEASE AGREEMENT	8/1/2013	3-10-2	8/2/2013	311/545	90 DAY NOTIFICATION IF TO NON-AFFILIATE OR NON-SUBSIDIARY	DODDRIDGE

WV	WVCS	NORMAN I. SINES AND VICTORIA D. SINES	ANTERO RESOURCES CORPORATION	LEASE AGREEMENT	8/1/2013	3-10-2			90 DAY NOTIFICATION IF TO NON-AFFILIATE OR NON-SUBSIDIARY	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	MCCLAIN, JOHN	ANTERO RESOURCES CORPORATION	OPTION FOR COMPRESSOR SITE	8/10/2013	5-11-25; 5-11-26; 5-11-26.1	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	WVCS	GLASPELL, SHAWN	ANTERO RESOURCES CORPORATION	OPTION FOR COMPRESSOR SITE	8/11/2013	5-11-34; 5-11-34.2	PENDING		NOT REQUIRED	DODDRIDGE

WV	WVCS	GLASPELL, MARY	ANTERO RESOURCES CORPORATION	OPTION FOR COMPRESSOR SITE	9/12/2013	5-12-7; 5-12-7.2	N/A	N/A	NOT REQUIRED	DODDRIDGE

WV	JARVISVILLE TO EQT	BENNETT, LAWRENCE E., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	11/1/2013	20-344-17	N/A	N/A	NO CONSENT REQUIRED	HARRISON

WV	JARVISVILLE TO EQT	ROBINSON, JAMES L., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/28/2013	20-344-19.3	N/A	N/A	NO CONSENT REQUIRED	HARRISON

WV	JARVISVILLE TO EQT	MOUNTAIN LAKES LLC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/11/2013	20-364-2	PENDING	PENDING	NO CONSENT REQUIRED	HARRISON

WV	PIPEYARD	SPERRY HARDWOODS, INC.	ANTERO RESOURCES CORPORATION	GROUND LEASE	2/24/2014	18-282-62			NO CONSENT REQUIRED	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	NIMORWICZ	WILLIAMS, TILLMAN LEE	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	8/28/2013	18-341-1 4-5-20	9/19/2013	313/312 #183438	NO CONSENT REQUIRED	HARRISON, DODDRIDGE

OH	MONROE LATERAL	BRIGGS, BOBBY D. ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	10/30/2013	21-009003.0000			CONSENT TO ASSIGN NOT REQUIRED	MONROE

OH	BOND LATERAL	CRUM, CARLA (GRELLES) ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	11/9/2013	31-0051218.000	4/1/2014	244/606 #201400064356	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	BOND LATERAL	CRUM, CARLA (GRELLES) ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	11/9/2013	31-51218.000	4/1/2014	244/599-605 #201400064355	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	BOND LATERAL	ALESHIRE, ILANA G.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	11/20/2013	31-51219.000	4/1/2014	244/606-613 #201400064356	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	CRUM LATERAL	OLIVER, KENNETH	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/2/2013	31-0021104			NO CONSENT REQUIRED	NOBLE

OH	CYNTHIA LATERAL	LAW, MYRON ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021287.000	10/8/2013	236/344-350 #201300062511	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	CYNTHIA LATERAL	LAW, MYRON ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021287.000 31-0021240.000	10/8/2013	233/57-65 #201300061687	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	DEVOLLD LATERAL	HARBAUGH, ERNEST	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/14/2013	07-0021143.001			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	DEVOLLD LATERAL	COOK, CHARLES ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/4/2013	07-0021187.002			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	8/3/2013	31-0021267.000	9/19/2013	231/298-301 #201300061258	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION/EASEMENT	7/22/2013	31-0051214.005	9/19/2013	231/275-276 #201300061254	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	HILL CS LAT	DETTRA, TODD & TABITHA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.000	7/26/2013	227/1038-1042 #201300060452	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	HILL CS LAT	DETTRA, LANNY & SUSAN	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.002	7/26/2013	227/1064-1068 #201300060456	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	HILL CS LAT	LEACH, LARRY T. JR. & TRUDI	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.007	7/26/2013	227/1051-1055 #201300060454	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	JR LATERAL	BYLER, JACOB ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/12/2013	01-0021317.001	3/7/2014	242/667 #201400063991	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	JR LATERAL	BYLER, BENJAMIN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/12/2013	01-0021317.003	3/7/2014	242/682 #201400063993	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	JR LATERAL	WYSCARVER, JAMES C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-0021317.005 01-0021317.006	3/7/2014	242/675 #201400063992	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	JR LATERAL	NEWELL, JAMES M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/13/2013	01-0050044.000	3/7/2014	242/690 #201400063994	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	7/12/2013	31-0021358.000	7/26/2013	227/986-989 #20300060422	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021233.000 31-0051215.000	10/8/2013	233/119-123 #201300061697	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	MYRON	LAW, MYRON ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021235.000	10/8/2013	233/113-118 #2013000061696	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	7/15/2013	31-0021240.000	10/8/2013	233/86-91 #210300061691	NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0021240.000	10/8/2013	233/92-96 #201300061692	NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	10/9/2013	31-0021240.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	BATES, JOHN, TRUSTEE ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	10/9/2013	31-0021262.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0051169.000	10/8/2013	233/92-96 #201300061692	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0051169.000	10/8/2013	233/92-96 #201300061692	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	NILA	SMITH, WILLIAM ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACITY AGREEMENT AND PERMANENT ACCESS ROAD	2/23/2014	07-0021146.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	NILA	SMITH, WILLIAM ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/9/2013	07-0021146.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	NILA	MILEY, JACK R., TRUSTEE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	8/8/2013	31-0051154.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	COBLENTZ, JOE	ANTERO RESOURCES CORPORATION	OPTION TO LEASE AGREEMENT	8/16/2013	01-0021199.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	CARPENTER, DWIGHT J.	ANTERO RESOURCES CORPORATION	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021075.000 23-0051062.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	CARPENTER, DWIGHT J.	ANTERO RESOURCES CORPORATION	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021075.000 23-0051062.000			NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	AMERIWOOD, LTD.	ANTERO RESOURCES CORPORATION	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021126.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	OHIO-COMP SITE	HAMONANGAN BROTHERS, INC.	ANTERO RESOURCES CORPORATION	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021139.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES CORPORATION	LEASE AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000			NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/696	NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/712	NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/704	NOT REQUIRED	NOBLE

OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO RESOURCES CORPORATION	MEMORANDUM OF LEASE AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/690	NOT REQUIRED	NOBLE

OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	11/18/2013	01-0021366.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2013	31-0021366.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	ROBERT	MILEY, RAYMOND ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021358.000	12/3/2013	236/447-454 #201300062527	NOT REQUIRED	NOBLE

OH	SMIERCIAK LATERAL	SMIERCIAK, LOUIE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/20/2013	01-0021369.006	2/14/2014	241/327 201400063675	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	SNODE LATERAL	WATSON, MARCIE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/19/2013	07-0021163.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	SNODE LATERAL	SNODE, CHARLES ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/23/2013	07-0021182.001 07-0021186.002 07-0021168.001 07-0021183.001 07-0021182.002			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	SNODE LATERAL	SLEVIN, JAMES C.	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/27/2013	07-0051077.000 07-0021172.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE

OH	WILSON LATERAL	HAMONANGAN BROTHERS, INC.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	12/18/2013	23-0021139.000	2/12/2014	241/69 201400063613	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	CHARLENE	DEWBERRY, LINDA C. AS TRUSTEE OF THE LINDA C DEWBERRY TRUST	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	11/23/2013	3-19-49	9/4/2014	330/889 #20144669	NO CONSENT REQUIRED	RITCHIE

WV	CHARLENE	KEISTER, BOBBY JO ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/8/2013	3-19-8	1/30/2014	324/442 #201400000503	NO CONSENT REQUIRED	RITCHIE

WV	CHARLENE	SELLERS, LOREN AND LENISE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/15/2013	3-13-19.1	1/30/2014	324/456 #201400000505	NO CONSENT REQUIRED	RITCHIE

WV	CHARLENE	WILLIAMS GUY R. & MARY KATHERINE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/18/2013	3-13-21.6; 3-13-21.7	1/30/2014	324/423 #201400000500	NOT REQUIRED	RITCHIE

WV	EDWIN	MACKAY, JACK D.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	3-37-3	3/25/2014	327/81 #20141555	NO CONSENT REQUIRED	RITCHIE

WV	EDWIN	PEALE, ANITA G. and MACKAY, JACK D.	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/14/2014	3-37-3	9/4/2014	330/913 #201400004974	NO CONSENT REQUIRED	RITCHIE

WV	EDWIN	WILLIAMS, EDWIN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/3/2013	3-37-5	9/4/2014	330/918 #20144975	NO CONSENT REQUIRED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	EDWIN	WILLIAMS, EDWIN ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/14/2013	3-37-5.1	9/4/2014	330/906 #20144973	NO CONSENT REQUIRED	RITCHIE

WV	MACKAY	MACKAY, JACK D.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/23/2013	3-37-3 3-37-3.2 3-37-10	3/25/2014	327/81 #201400001555	NO CONSENT REQUIRED	RITCHIE

WV	WALNUT WEST	WILLIAMS GUY R. & MARY KATHERINE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/18/2013	3-13-21.6; 3-13-21.7	1/30/2014	324/423 #201400000500	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	8/2/2013	3-13-8, 3-13-8.1, 3-13-8.2	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	8/2/2013	3-13-8.1 3-13-8.2	N/A	N/A	NOT REQUIRED	RITCHIE

WV	WALNUT WEST	DAVIS, LEWIS PHILLIP & NORMA J.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-14-3; 3-14-4; 3-14-6; 3-14-12	1/30/2014	324/476 #201400000508	NOT REQUIRED	RITCHIE

WV	WEST MOUNTAIN	WAGGONER,EDDY D. Et Ux	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/11/2013	3-13-19 3-13-20 3-19-21			NO CONSENT NEEDED	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	WVCS	CHARITY GAS, INC.	ANTERO RESOURCES CORPORATION	OPTION TO PURCHASE COMPRESSOR SITE	9/9/2013	10-5-16				RITCHIE

WV	WVCS	MCCULLOUGH, TED A.	ANTERO RESOURCES CORPORATION	OPTION FOR COMPRESSOR SITE	8/19/2013	3-8-1.3	N/A	N/A	NOT REQUIRED	RITCHIE

WV	DOTSON	MORRIS, I. L.(IKE)	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/7/2013	3-37-1 1-11-8	1/31/2014	324/546 #201400000547	NO CONSENT REQUIRED	RITCHIE AND DODDRIDGE

WV	CANTON NORTH AND CANTON WATER	TENNANT, JAMES ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	8/2/2013	5-17-15	9/6/2013	425/213 #77273	NOT REQUIRED	TYLER

WV	COMPRESSOR	LEHMAN, KATHRYN S.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	9/13/2013	10-6-4	N/A	N/A	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	LEASEBURG, WILLIAM C., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/14/2013	1-8-2	3/26/2014	440/17 #3/26/2014	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	SECKMAN, LLOYD C.SECKMAN, RANDALL J.SECKMAN, JEFFREY A.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	12/29/2013	1-4-3	9/4/2014	454/393 #92000	NOT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PIERPOINT	SECKMAN, RANDALL J ET	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	8/22/2013	1-4-3	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	BEEM, TYRONE, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/28/2013	1-11-4	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	JONES, ALFRED LYNN	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	11/16/2013	3-4-12	N/A	N/A	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	UNDERWOOD, RAYMOND V.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/1/2013	1-4-13	9/4/2014	454/386 #91998	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	CHARITY GAS, INC	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/5/2014	10-5-16	N/A	N/A	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	BURKHART, THOMAS L	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/31/2013	2-27-24	3/26/2014	440/10 #84990	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	DAWSON, GARY D., ET AL	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/3/2013	1-12-28	N/A	N/A	NO CONSENT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PIERPOINT	MCCRAY, JOSEPH L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/8/2013	1-11-11.1 1-12-31	2/24/2014	437/700 #83751	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	HEINTZMAN, PATRICIA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/31/2013	1-11-16.1 1-11-22 1-14-1.1	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	DAWSON, GARY D., ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/3/2013	1-11-18 AND 1-12-25	N/A	N/A	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	HERRING, MARY ELLEN ADKINS, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/31/2013	1-11-5 1-8-7.1	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	DAWSON, GARY D., ET AL	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/3/2013	1-12-28 1-15-26 1-15-27	N/A	N/A		TYLER

WV	PIERPOINT	HALL, GARY L. & KATHADINA T.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	1/7/2014	1-12-31.1	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	FERGUSON, ROGER	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	12/30/2013	1-4-10.2	N/A	N/A	NOT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PIERPOINT	SEDERS, SUSAN L SLIDER, JAMES	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-10.7	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	UNDERWOOD, RAYMOND, ET AL	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/23/2013	1-4-13.1	N/A	N/A		TYLER

WV	PIERPOINT	GRAFF, JOHN H. & FRANCES J.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/29/2013	1-4-151-8-23	9/16/2013	426/262 #77764	NOT REQUIRED	TYLER

WV	PIERPOINT	GRAFF, JOHN H. & FRANCES J.	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD	3/6/2014	1-4-15 1-8-23	N/A	N/A		TYLER

WV	PIERPOINT	WEESE, ROGER P	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-4	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	WEESE, RONALD P ET	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-9.1 1-4-9.2 1-4-9.3	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	WEESE, BETTY AND RONALD	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/30/2014	1-4-9.1 1-4-9.2	N/A	N/A	NO CONSENT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PIERPOINT	MONROE, EDNA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-1 1-8-3.4 1-8-5 1-8-6.2	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	ESTLACK, E.THOMAS AND CRYSTALEE T.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	3/12/2013	1-8-24.3	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	MONROE, EDNA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-3.4	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	MONROE, TERRY LEE, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-6 1-8-6.1	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	PERKINS OIL & GAS, INC.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2013	3-4-10 3-4-10.1 3-4-10.2 3-4-27 3-4-27.1	3/25/2014	327/96 #201400001557	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	PIERCE, LEWIS, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/6/2013	3-9-23.1	3/25/2014	327/111 #201400001559	NO CONSENT REQUIRED	TYLER

WV	PIERPOINT	CLARK, RICHARD L.	ANTERO RESOURCES CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	7/16/2013	5-6-35.1	N/A	N/A	NOT REQUIRED	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	PIERPOINT EXT	FERGUSON, ROGER	ANTERO RESOURCES CORPORATION	OPTION FOR PERMANENT EASEMENT	8/25/2013	1-4-10.2	PENDING	PENDING	NO CONSENT REQUIRED	TYLER

WV	WEIGLE EAST	SECKMAN, LLOYD C., ET AL	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT AND RIGHT-OF-WAY AGREEMENT	10/2/2013	1-4-3	N/A	N/A		TYLER

PA	DUNN	DUNN JOSEPH	ANTERO RESOURCES CORPORATION	SURFACE USE	1/27/2010	700-002-00-00-0011-00	6/22/2012	201218457	NOT REQUIRED	WASHINGTON

PA	DUNN	ZEMBA, LUDWIG ET UX	ANTERO RESOURCES CORPORATION	TAP SITE	12/1/2010	700-003-00-00-0004-00	5/25/2011	201113827	NOT REQUIRED	WASHINGTON

PA	DUNN	ZEMBA, LUDWIG ET UX	ANTERO RESOURCES CORPORATION	SURFACE USE	8/11/2010	700-003-00-00-0004-00	5/25/2011	201113826	NOT REQUIRED	WASHINGTON

PA	DUNN	DOERFLER, FREDERICK G. ET UX & DOERFLER, GREGORY L.	ANTERO RESOURCES CORPORATION	SURFACE USE	6/24/2009	700-004-00-00-0008-00 700-004-00-00-0042-02 700-004-00-00-0025-01	7/1/2009	200918333	UNKNOWN, NOT MENTIONED	WASHINGTON

PA	DUNN	DOERFLER, FREDERICK G. ET UX & DOERFLER, GREGORY L.	ANTERO RESOURCES CORPORATION	TAP SITE/PIPELINE RIGHT OF WAY	6/29/2009	700-004-00-00-0008-00 700-004-00-00-0042-02 700-004-00-00-0025-01	5/25/2011	201113832	NOT REQUIRED	WASHINGTON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

PA	DUNN	DOERFLER, FREDERICK G. ET UX & DOERFLER, GREGORY L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/7/2009	700-004-00-00-0008-00 700-004-00-00-0042-02 700-004-00-00-0025-01	5/25/2011	201113829	NOT REQUIRED	WASHINGTON

PA	DUNN	HOPKINS, MARTA C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	5/28/2009	700-004-00-00-0025-09	5/25/2011	201113830	NOT REQUIRED	WASHINGTON

PA	DUNN	WEST PIKE RUN TOWNSHIP SUPERVISORS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/12/2012	700-004-00-00-0026-00	PENDING	PENDING	NOT REQUIRED	WASHINGTON

PA	DUNN	STATHERS, GEORGE JR. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/8/2012	700-004-00-00-0026-01	9/17/2013	201328086	NOT REQUIRED	WASHINGTON

PA	DUNN	DOERFLER, WILLIAM C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	700-004-00-00-0028-00	9/17/2013	201328092	NOT REQUIRED	WASHINGTON

PA	DUNN	DOERFLER, WILLIAM C.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	10/18/2012	700-004-00-00-0028-00	9/17/2013	201328099	NOT REQUIRED	WASHINGTON

PA	DUNN	WILLIAMS, RONALD ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/8/2012	700-004-00-00-0028-08	9/17/2013	201328087	NOT REQUIRED	WASHINGTON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	8/8/2012	700-004-00-00-0028-09	6/28/2012	201205645	NOT REQUIRED	WASHINGTON

PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD/ EASEMENT MODIFICATION	10/18/2012	700-004-00-00-0028-09	9/17/2013	201328085	NOT REQUIRED	WASHINGTON

PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/13/2013	700-004-00-00-0028-09 700-004-00-00-0028-10	9/17/2013	201328084	NOT REQUIRED	WASHINGTON

PA	DUNN	HRUTKAY, MARK J. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	2/8/2011	700-004-00-00-0059-00	9/17/2013	201328085	NOT REQUIRED	WASHINGTON

WV	BLUESTONE	LAMB, JOHN N ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		39599				HARRISON

WV	BLUESTONE	MATTHEW , ROY J	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/18/2005	18-2603-43	3/18/2005	1374-571#200500006327		HARRISON

WV	BLUESTONE	SPENCER, FREDERICK A JR (LE)	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	9/18/2008	18-2603-62	9/25/2008	1422-559 #200800026739		HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BLUESTONE	DOLLY, MARY S	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	1/12/2009	18-261-13 18-281-10	1/29/2009	1427-129 #200900002766		HARRISON

WV	BLUESTONE	DOLLY, MARY S	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	1/12/2009	18-261-13 18-281-10	1/29/2009	1427-129 #200900002766		HARRISON

WV	BLUESTONE	MATTHEY, WILLIS LEE	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/17/2009	18-261-4	3/23/2009	1428-758 200900009616		HARRISON

WV	BLUESTONE	MATTHEY, WILLIS LEE	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/17/2009	18-261-4	3/23/2009	1428-758 200900009616		HARRISON

WV	BLUESTONE	HICKMAN, IVA S ET AL	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/17/2009	18-261-5	3/23/2009	1428-761 #200900009618		HARRISON

WV	BLUESTONE	HICKMAN, IVA S ET AL	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/17/2009	18-261-5	3/23/2009	1428-761 #200900009618		HARRISON

WV	BLUESTONE	POSTLEWAIT, RONALD W II ET AL	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	2/15/2013	18-261-6	4/16/2013	1509-652#201300017600		HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BLUESTONE	DEHAVEN, WARREN R ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-280.1.1	4/16/2007	1402-651-653 #200700006287		HARRISON

WV	BLUESTONE	TRAVIS, CHARLES ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/20/2008	18-280-1	4/14/2008	1416-691 #200800009060		HARRISON

WV	BLUESTONE	TRAVIS, CHARLES ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/20/2008	18-280-1	4/14/2008	1416-691 #200800009060		HARRISON

WV	BLUESTONE	SAMER, MATTHEW T ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/7/2008	18-280-1.2	4/14/2008	1416-691 #200800009060		HARRISON

WV	BLUESTONE	SAMER, MATTHEW T ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/7/2008	18-280-1.2	4/14/2008	1416-691 #200800009060		HARRISON

WV	BLUESTONE	RITTER, NEVA (LE)	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	9/21/2008	18-280-2	11/6/2008	1424-724 #200800031429		HARRISON

WV	BLUESTONE	RITTER, NEVA (LE)	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	9/21/2008	18-280-2	11/6/2008	1424-724 #200800031429		HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BLUESTONE	DIOCESE OF WHEELING-CHARLESTON	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-281-11				HARRISON

WV	BLUESTONE	VARNER, KENNETH L	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-281-12				HARRISON

WV	BLUESTONE	CITY OF SALEM	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	6/22/2009	18-281-1318-281-1418-281-1518-281-1718-281-3018-281-52	7/10/2009	1434-532#200900022676		HARRISON

WV	BLUESTONE	CITY OF SALEM	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	6/23/2009	18-281-13 18-281-14 18-281-15 18-281-17 18-281-30 18-281-52	7/10/2009	1434-532 #200900022676		HARRISON

WV	BLUESTONE	CORNELL, ANTHONY P ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	5/28/2008	18-281-19	1/18/2011	1461-1075 #201100001737		HARRISON

WV	BLUESTONE	CORNELL, ANTHONY P ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	5/28/2008	18-281-19	1/18/2011	1461-1075 #201100001737		HARRISON

WV	BLUESTONE	BLUESTONE ENERGY PARTNERS	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/20/2008	18-281-22	4/14/2008	1416-685 #200800009057		HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BLUESTONE	STOUT, RICHARD T.	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	3/20/2008	18-281-22	4/14/2008	1416-685 #200800009057		HARRISON

WV	BLUESTONE	GRIFFIN, DONNIE F	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	11/25/2008	18-281-23	12/30/2008	1426-348 #200800036292		HARRISON

WV	BLUESTONE	GRIFFIN, DONNIE F	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	11/25/2008	18-281-23	12/30/2008	1426-348#200800036292		HARRISON

WV	BLUESTONE	GORBY, BILLY LEE ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	12/3/2008	18-281-32.1	12/30/2008	1426-363 #200800036297		HARRISON

WV	BLUESTONE	GORBY, BILLY LEE ET UX	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	12/3/2008	18-281-32.1	12/30/2008	1426-363 #200800036297		HARRISON

WV	BLUESTONE	FOX, NATHAN G	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-282-113				HARRISON

WV	BLUESTONE	BAILEY, DAVID D	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	10/1/2009	18-282-12 18-282-32.2	11/20/2009	1439-223 #200900038130		HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX’ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY

WV	BLUESTONE	BAILEY, DAVID D	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	10/2/2009	18-282-12 18-282-32.2	11/20/2009	1439-223 #200900038130		HARRISON

WV	BLUESTONE	KINNEY, CLYDE JR	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	11/25/2008	18-282-15	12/30/2008	1426-357 #200800036295		HARRISON

WV	BLUESTONE	KINNEY, CLYDE JR	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY	11/25/2008	18-282-15	12/30/2008	1426-357 #200800036295		HARRISON

WV	BLUESTONE	HAUGHT, ROBERT J ET AL	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-282-35				HARRISON

WV	BLUESTONE	STAMM, JEFFREY O	BLUESTONE ENERGY PARTNERS	PIPELINE RIGHT OF WAY		18-282-55				HARRISON

Gathering and Compression Lands and Gathering and Compression Leases

Gathering and Compression Lands:

1.              Tyler County, WV Lands

PARCEL NO. 1:  All that certain tract or parcel of land situate in Centerville District, Tyler County, West Virginia, and more particularly bounded and described as follows:

Beginning at an iron pin in the center of Conaway Run Road along the east side of a 39.178 acre tract across from the bridge over Conaway Run; thence in  a westerly direction 330 feet to a concrete block set in the ground; thence in a southeasterly direction 100 feet to a concrete block set in the ground; thence in an easterly direction 330 feet to an iron pin in the center of Conaway Run Road; thence in a northwesterly direction to the place of beginning, containing .759 acre, more or less.

The above property is the same tract or parcel of land conveyed to Antero Resources Corporation by Helen M. Ruble and Ira E. Ruble, wife and husband, by deed dated February 26, 2014, and of record in the Office of the Clerk of the County Commission of Tyler County, West Virginia, in Deed Book No. 437, at page 800.

PARCEL NO. 2:  All that certain tract or parcel of land situate in Centerville District, Tyler County, West Virginia, and more particularly bounded and described as follows:

Beginning at a fence corner, corner to Ash 31 acres 46 poles tract; thence S 54° 47’ W 278.0’ to a 3/4” x 34” rebar; thence S 66° 09’ W. 119.0’ to a 1” pipe; thence S 70° 54 W. 330.2’ to a 3/4 x 34” rebar; thence N. 38° 30’ W. 1138.5’ to a 28” dying W.O. in fence corner on ridge; thence N. 56° 13’ E. 914.2’ to a 1” pipe; thence S. 82° 06’ E. 673.2’ to a 1” pipe; thence N. 86° 58’ E. 285.8’ to a railroad spike set in pavement; thence S. 6° 43’ E. 469.2’ to a railroad spike set in road center 21.5’ from Kenneth Johnston’s mailbox; thence S. 5° 14’ E. 403.4’ to a railroad spike set in road center; thence S. 13° 15’ W. 208.4’ to a railroad spike set in road center; thence N. 54° 51’ W. 201.7’ to a concrete marker; thence S. 45° 51’ W. 172.4’ to a concrete marker; thence S. 49° 01’ W. 113.1’ to a concrete marker; thence N. 36° 45’ W. 122.7’ to the place of beginning, containing 39.178 acres, more or less, as shown upon a plat of record in the Office of the Clerk of the County Commission of Tyler County, West Virginia, in Deed Book No. 290, at page 684;

EXCEPTING AND RESERVING, THEREFROM, HOWEVER, THE FOLLOWING TWO PARCELS OF LAND:

EXCEPTION PARCEL ONE:

The property conveyed by Paul D. Braniff and C. Warrenetta Braniff to Helen M. Ruble by deed dated May 9, 1995, and of record in Deed Book No. 311, at page 14, described as follows:

BEGINNING at an iron pin in the center of Conaway Run Road along the east side of the above described 39.178 acre tract across from the bridge over Conaway Run; thence in a westerly direction 330 feet to a concrete block set in the ground; thence in a southeasterly direction 100 feet to a concrete block set in the ground; thence in a easterly direction 330 feet to an iron pin in the center of Conaway Run Road; thence in a northwesterly direction to the place of beginning, containing .759 acre, more or less.

EXCEPTION PARCEL TWO:

The property conveyed by Paul D. Braniff and C. Warrenetta Braniff to David D. Chipps by deed dated June 24, 1991, and of record in Deed Book No. 290, at page 682, described as follows:

BEGINNING at a concrete block set in the ground, corner to Canfield, and shown as point “F” on the plat of the above-described property dated June 12, 1983; thence in a southeasterly direction 201.7 feet to a concrete block set in the road bank and shown as point “E” on the aforesaid plat; thence in a northeasterly direction 286 feet along Conaway Run Road to an iron pin in the center of said road; thence in a northwesterly direction 110 feet to a concrete block set in the bank of Conaway Run; thence in a southwesterly direction along Conaway Run 219 feet to the place of beginning, containing .90 acre, more or less.

The above property is the same tract or parcel of land conveyed to Antero Resources Corporation by Edna Monroe by deed dated February 17, 2014, and of record in said Clerk’s Office in Deed Book No. 437, at page 803.

PARCEL NO. 3:  All that certain tract or parcel of land situate in Meade District, Tyler County, West Virginia, and more particularly described as follows:

Beginning at a gum in the Monroe Road, on the top of a ridge; thence N 47 E 14 1/2 poles to the forks of the road; thence with the county road N 21 1/2 W 19 1/2 poles to a dead hickory; thence N 43 1/2 W 48 poles to a stone, corner to lands of Eli Markle and A. Broadwater; thence with Broadwater’s line N 50 W 32 poles to a stone, Barker’s corner; thence with Barker’s line S 48 1/2 W 36 poles to a stone and pointers in Barker’s line; thence S 54 E 100 poles to the place of beginning, containing eighteen (18) acres of land, more or less.

The above property is the same tract or parcel of land conveyed to Antero Resources Corporation by Hattie Markle Jones by deed dated October 23, 2013, and of record in said Clerk’s Office in Deed Book No. 429, at page 763.

2.              Doddridge County, WV Lands

PARCEL NO. 1:  The following described tract or parcel of land situate on the waters of Buckeye Creek and near U.S. Route 50 in Grant District, Doddridge County, West Virginia, and being more particularly described as follows:

Beginning at a 1” x 30” iron rebar with aluminum cap set (for the purposes of this Parcel No. 1, the “1” iron rebar set”) this survey on a line common to Dean R. & Martha A. Pennington’s 62.63 Acre tract (Tax Map 16 Parcel 21) and J. Nelson Sr. & Ellen J. Sullivan’s 89 Acre tract (Tax Map 17 Parcel 17), which said 1” iron rebar with cap bears S 23°19’27”E 379.28’ from a calculated point located near a two-way fence corner (white oak called for but not found) at a corner common to said Dean R. & Martha A. Pennington and Richard L. & Gloria J. Jett’s 157.27 Acre tract (Tax Map 16 Parcel 19), thence with said Dean R. & Martha A. Pennington and said J. Nelson Sr. & Ellen J. Sullivan for one line:

S 23°19’27”E 597.06’ to a 1” iron rebar set, thence leaving said J. Nelson Sr. & Ellen J. Sullivan and through the lands of said Dean R. & Martha A. Pennington for twelve lines:

S 74°34’12”W 86.08’ to a 1” iron rebar set, thence

S 22°48’56”W 83.00’ to a point, thence

S 66°10’02”W 89.00’ to a point, thence

N 68°02’15”W 68.00’ to a point, thence

S 49°32’02”W 50.83’ to a point, thence

S 68°09’47”W 43.50’ to a point, thence

S 83°56’43”W 40.05’ to a point, thence

N 43°19’03”W 45.37’ to a point, thence

N 00°12’37”E 134.99’ to a point, thence

N 55°45’56”W 111.42’ to a point, thence

N 39°06’52”W 107.06’ to a 1” iron rebar set, which said 1” iron rebar set bears

S 17°03’52”E 249.73’ from a calculated point near a fence corner (stone called for but not found),

thence N 39°52’40”E 518.44’ to the place of beginning and containing an area of 4.88 acres, more or less, as surveyed by Richard L. Haveron, P.S. #833, prepared August 14, 2013, and shown on a plat entitled “Plat of Partition Survey for Antero Resources Corporation of Proposed Pennington Compressor Station, Proposed Access Easement, & Proposed Permanent Pipeline Easement,” and of record in the Office of the Clerk of the County Commission of Doddridge County, West Virginia, in Deed Book No. 311, at page 123;

together with an easement forty feet in width for a road, more particularly described as follows:

Beginning at a point located on the northerly R/W line of County Route 50/24 within the lands of Dean R. and Martha A. Pennington (Tax Map 20 Parcel 1) thence leaving said County Route and through said land parcel (20/1) for two lines:

With a curve to the right, having a radius of 120.01’, an arc length of 40.47’, and a chord bearing of N 21°30’02” E, and a chord length of 40.28’ to a point, thence

N 31°09’46” E 105.01’ to a point located in the other lands of said Dean R. and Martha A. Pennington (Tax Map 17 Parcel 28), thence through said lands of Dean R. and Martha A. Pennington (Tax Map 17 Parcel 28) for seventeen lines:

With a curve to the right, having a radius of 119.99’, an arc length of 68.23’, and a chord bearing of N 47°27’09” E, and a chord length of 67.32’ to a point, thence

With a curve to the left, having a radius of 169.99’, an arc length of 88.57’, and a chord bearing of N 48°48’58” E, and a chord length of 87.57’ to a point, thence

N 33°53’27” E 67.97’ to a point, thence

With a curve to the left, having a radius of 120.00’, an arc length of 115.56’, and a chord bearing of N 06°18’13” E, and a chord length of 111.14’ to a point, thence

With a curve to the left, having a radius of 300.01’, an arc length of 158.70’, and a chord bearing of N 36°13’46” W, and a chord length of 156.86’ to a point, thence

N 51°23’02” W 105.20’ to a point, thence

With a curve to the left, having a radius of 300.06’, an arc length of 90.48’, and a chord bearing of N 60°01’26” W, and a chord length of 90.14’ to a point, thence

N 70°49’28” W 22.61’ to a point, thence

With a curve to the right, having a radius of 120.00’, an arc length of 77.39’, and a chord bearing of N 54°30’30” W, and a chord length of 76.06’ to a point, thence

N 36°02’02” W 95.19’ to a point, thence

With a curve to the left, having a radius of 120.04’, an arc length of 38.54’, and a chord bearing of N 45°14’07” W, and a chord length of 38.37’ to a point, thence

N 54°26’06” W 109.81’ to a point, thence

N 51°43’00” W 11.38’ to a point, thence

N 48°59’58” W 134.65’ to a point, thence

With a curve to the right, having a radius of 300.09’, an arc length of 65.55’, and a chord bearing of N 42°44’25” W, and a chord length of 65.42’ to a point, thence

N 36°28’47” W 543.94’ to a point, thence

With a curve to the left, having a radius of 99.48’, an arc length of 128.20’, and a chord bearing of N 73°18’11” W, and a chord length of 119.51’ to a point within other lands of Dean R. and Martha A. Pennington (Tax Map 16 Parcel 21), thence continuing through said parcel for one line:

N 20°23’56” W 47.49’ to a point within said Tax Map 17 Parcel 28, thence continuing through said parcel for one line:

With a curve to the left, having a radius of 142.00’, an arc length of 72.72’, and a chord bearing of N 35°04’08” W, and a chord length of 71.93’ to a point within said Tax Map 16 Parcel 21, thence continuing through said Tax Map 16 Parcel 21 for five lines:

N 49°44’17” W 92.65’ to a point, thence

With a curve to the right, having a radius of 358.01’, an arc length of 155.88’, and a chord bearing of N 37°15’55” W, and a chord length of 154.65’ to a point, thence

N 24°47’31” W 72.20’ to a point, thence

With a curve to the left, having a radius of 150.01’, an arc length of 71.94’, and a chord bearing of N 38°31’47” W, and a chord length of 71.25’ to a point, thence

N 52°16’06” W 20.66’ to a point on a line of a proposed partition of property surveyed concurrently herewith, which bears S 22°48’56” W 52.97’ from a 1” x 30” iron rebar with aluminum cap set (for the purposes of this Parcel No. 1, the “1” iron rebar set”).

This property and easement were conveyed to Antero Resources Corporation by Dean R. Pennington and Martha A. Pennington, his wife, by deed dated August 15, 2013, and of record in the Office of the Clerk of the County Commission of Doddridge County, West Virginia, in Deed Book No. 311, at page 117.

PARCEL NO. 2:  All of the following described real estate situate, lying and being along the waters of Long Run and Hugle Run and along County Route 26 in Central District, Doddridge County, West Virginia, and more particularly bounded and described as follows:

Beginning at a 1” iron rebar with 2 ½” aluminum cap set (hereafter called 1” rebar with cap set) within The Lawrence L. James Living Trust’s 107.0 acre tract (TM 6 Par. 6), which said point bears N 31º52’04” W 1,166.32’ from a 24” Black Walnut snag at a fence corner, which said point bears N 35º04’51” E 494.64’ from a 5/8” iron rebar with cap found, thence through said 107.0 acre tract for two lines:

N 13º04’42” W 337.67’ to a 1” rebar with cap set, thence

N 34º39’12” W 217.56’ to a point located on a line common to said 107.0 acre tract and to Thelma James’ 212.0 acre tract (TM 3 Par. 15), which said point bears S 54º48’42” E 91.73’ from Well # 47-17-4132 located within said 212.1 acre tract, thence with said 107.0 acre tract and said 212.1 acre tract for four lines:

S 81º01’36” E 1,357.61’ to a 1” rebar with cap set, thence

S 81º01’48” E 110.17’ to a 1” rebar with cap set, thence

S 84º46’48” E 50.40’ to a 1” rebar with cap set, thence

S 48º35’03” E 230.52’ to a 1” rebar with cap on the westerly right-of-way of line of County Route 26, thence leaving said 212.1 acre tract and through said 107.0 acre tract and with said westerly right-of-way of line of County Route 26 for fifteen lines:

S 12º14’38” W 20.37’ to a point, thence

S 03º47’48” W 79.93’ to a point, thence

S 20º37’19” W 270.97’ to a point, thence

S 14º07’23” W 69.34’ to a point, thence

S 25º55’01” W 51.82’ to a point, thence

S 25º58’33” W 60.73’ to a point, thence

S 26º43’52” W 50.74’ to a point, thence

S 28º42’44” W 41.61’ to a point, thence

S 30º56’49” W 42.13’ to a point, thence

S 35º31’40” W 57.19’ to a point, thence

S 39º46’05” W 39.39’ to a point, thence

S 44º06’22” W 48.80’ to a point, thence

S 42º40’42” W 45.71’ to a point, thence

S 42º40’42” W 1.87’ to a point, thence

S 38º18’42” W 28.17’ to a 1” rebar with cap set, which bears N 57°37’37” E 567.38’ from a 24” black walnut snag at a fence corner found at a corner of said 107 acre tract, thence leaving said westerly right-of-way of line of County Route 26 and continuing through said 107.0 acre tract for thirteen lines:

N 48º34’50” W 68.48’ to a point, thence

N 39º03’08” W 34.23’ to a point, thence

N 34º14’55” W 56.09’ to a point, thence

N 42º23’46” W 39.19’ to a point, thence

N 53º13’00” W 46.62’ to a point, thence

N 48º55’18” W 31.18’ to a point, thence

N 43º21’46” W 33.57’ to a point, thence

N 42º03’23” W 55.50’ to a point, thence

N 44º58’26” W 57.17’ to a point, thence

N 42º20’06” W 72.22’ to a point, thence

N 42º30’12” W 70.18’ to a point, thence

N 39º32’04” W 55.33’ to a 1” rebar with cap set, thence

N 70º32’02” W 712.00’ to the place of beginning, containing an area of 22.45 Acres, more or less, as surveyed by Allegheny Surveys, Inc. of Bridgeport, West Virginia, in October 2012, shown on a plat entitled “Plat of Partition Survey for Antero Resources Appalachian Corporation of Proposed James Compressor Station”.

This property was conveyed to Antero Resources Appalachian Corporation by Doris J. Bee and Debbie Hileman, as Second Successor Trustees of The Lawrence L. James Living Trust Dated July 18, 1996, and William Patrick James by Deed dated November 15, 2012, and of record in said Clerk’s Office in Deed Book No. 304, at page 235.

PARCEL NO. 3:  All that certain tract or parcel of land situate near West Virginia County Route 26 (Long Run Road), in Central District, Doddridge County, West Virginia, more particularly bounded and described as follows:

Beginning at a 1” rebar with cap found in a fence line at a corner common to Lawrence L James Living Trust (Tax Map 6 Parcel 6, Will Book 33 Page 226), Thelma B James (Tax Map 3 Parcel 15, Deed Book 260 Page 65) and Antero Resources Appalachian Corporation (Tax Map 6 P/O Parcel 6, Deed Book 304 Page 235);

Thence, with said Antero for three (3) lines, South 34 degrees 39 minutes 13 seconds East, a distance of 217.44 feet to a 1” rebar with cap found;

Thence, South 13 degrees 04 minutes 42 seconds East, a distance of 147.90 feet to a 1” rebar with cap found;

Thence, South 13 degrees 01 minutes 07 seconds East, a distance of 189.83 feet to a 1” rebar with cap found;

Thence, leaving said Antero and with two (2) new lines of division though said James (Tax Map 6 Parcel 6), North 70 degrees 30 minutes 17 seconds West, a distance of 297.52 feet to a point;

Thence, North 03 degrees 04 minutes 15 seconds East, a distance of 418.38 feet to a point, which bears South 81 degrees 04 minutes 48 seconds East, a distance of 47.53 feet from a 1” rebar with cap found;

Thence, with the fence line dividing said James Living Trust (Tax Map 6, Parcel 6) and said James (Tax Map 3, Parcel 15), South 81 degrees 01 minutes 53 seconds East, a distance of 58.90 feet to the Point of Beginning, containing 2.00 acres, more or less, as surveyed by Richard L. Haveron, P.S. #833, in July 2013, and shown on a plat entitled “Exhibit for

Antero Resources Corporation, Showing Proposed 2.00 Acre Conveyance on the lands of The Lawrence L. James Living Trust”.

This property was conveyed to Antero Resources Corporation by Doris J. Bee and Debbie Hileman, as Second Successor Trustees of The Lawrence L. James Living Trust Dated July 8, 1996, and William Patrick James by Deed and Agreement dated August 8, 2013, and of record in said Clerk’s Office in Deed Book No. 311, at page 35.

PARCEL NO. 4:  All of the following described real estate situate on the waters of Meathouse Fork, New Milton District, Doddridge County, West Virginia, and more particularly described as follows:

Beginning at a point now set on the lands of Roger A. McClain, II and John H. McClain (Tax Map 08 Parcel 40, Deed Book 288 Page 303), which bears, South 14 degrees 53 minutes 00 seconds East, a distance of 251.69 feet from a White Oak with three hacks found on a corner common to said McClain parcel and a parcel of land now or formerly owned by Dale W. II and Melissa Keplinger (Surv.) (Tax Map 8 Parcel 18, Deed Book 236 Page 546);

Thence, through said McClain for nineteen (19) new lines, South 88 degrees 48 minutes 19 seconds East, a distance of 253.71 feet to a point;

Thence, South 31 degrees 36 minutes 53 seconds East, a distance of 192.80 feet to a point;

Thence, South 17 degrees 45 minutes 38 seconds East, a distance of 108.83 feet to a point;

Thence, South 36 degrees 03 minutes 14 seconds East, a distance of 365.42 feet to a point;

Thence, South 09 degrees 55 minutes 11 seconds West, a distance of 142.11 feet to a point;

Thence, South 00 degrees 42 minutes 12 seconds East, a distance of 206.75 feet to a point;

Thence, South 89 degrees 35 minutes 17 seconds West, a distance of 185.55 feet to a point;

Thence, North 47 degrees 19 minutes 10 seconds West, a distance of 187.46 feet to a point;

Thence, South 39 degrees 29 minutes 49 seconds West, a distance of 245.69 feet to a point;

Thence, North 61 degrees 19 minutes 07 seconds West, a distance of 98.83 feet to a point;

Thence, South 69 degrees 58 minutes 05 seconds West, a distance of 128.73 feet to a point;

Thence, South 65 degrees 06 minutes 19 seconds West, a distance of 121.50 feet to a point;

Thence, North 82 degrees 16 minutes 52 seconds West, a distance of 249.01 feet to a point;

Thence, North 07 degrees 55 minutes 58 seconds East, a distance of 320.36 feet to a point;

Thence, North 70 degrees 52 minutes 14 seconds East, a distance of 107.79 feet to a point;

Thence, North 58 degrees 35 minutes 04 seconds East, a distance of 128.26 feet to a point;

Thence, North 44 degrees 22 minutes 33 seconds East, a distance of 137.32 feet to a point;

Thence, North 03 degrees 27 minutes 20 seconds East, a distance of 341.93 feet to a point;

Thence, North 34 degrees 05 minutes 14 seconds East, a distance of 162.46 feet to the Point of Beginning, containing 15.07 acres, MORE OR LESS;

together with an easement for a road thirty feet (30’) wide, more particularly described as follows:

Beginning at a point in West Virginia County Route 25, also known as Meathouse Fork Road, which bears, North 12 degrees 57 minutes 22 seconds West, a distance of 306.21 from an existing well head, API# 047-017-05113, located on the lands of Roger A. McClain, II and John H. McClain (Tax Map 08 Parcel 40, Deed Book 288 Page 303);

Thence, leaving said county route and through said McClain for twenty-nine (29) courses, South 40 degrees 18 minutes 26 seconds West, a distance of 219.33 feet to a point;

Thence, with a curve to the left, having a radius of 150.00 feet and a chord bearing of South 18 degrees 44 minutes 14 seconds West for a distance of 110.29 feet to a point;

Thence, South 02 degrees 49 minutes 59 seconds East, a distance of 78.36 feet to a point;

Thence, with a curve to the right, having a radius of 150.00 feet and a chord bearing of South 00 degrees 48 minutes 55 seconds West for a distance of 19.09 feet to a point;

Thence, South 04 degrees 27 minutes 49 seconds West, a distance of 251.17 feet to a point;

Thence, with a curve to the right, having a radius of 100.00 feet and a chord bearing of South 18 degrees 52 minutes 39 seconds West for a distance of 49.78 feet to a point;

Thence, South 33 degrees 17 minutes 29 seconds West, a distance of 258.02 feet to a point;

Thence, with a curve to the right, having a radius of 140.00 feet and a chord bearing of South 64 degrees 24 minutes 41 seconds West for a distance of 144.71 feet to a point;

Thence, North 84 degrees 28 minutes 07 seconds West, a distance of 68.08 feet to a point;

Thence, with a curve to the right, having a radius of 75.00 feet and a chord bearing of North 21 degrees 35 minutes 20 seconds West for a distance of 133.51 feet to a point;

Thence, North 41 degrees 17 minutes 28 seconds East, a distance of 18.59 feet to a point;

Thence, with a curve to the left, having a radius of 140.00 feet and a chord bearing of North 06 degrees 59 minutes 05 seconds East for a distance of 157.81 feet to a point;

Thence, North 27 degrees 19 minutes 17 seconds West, a distance of 134.04 feet to a point;

Thence, with a curve to the right, having a radius of 500.00 feet and a chord bearing of North 25 degrees 14 minutes 05 seconds West for a distance of 36.41 feet to a point;

Thence, North 23 degrees 08 minutes 54 seconds West, a distance of 224.37 feet to a point;

Thence, with a curve to the left, having a radius of 500.00 feet and a chord bearing of North 28 degrees 08 minutes 53 seconds West for a distance of 87.15 feet to a point;

Thence, North 33 degrees 08 minutes 52 seconds West, a distance of 36.59 feet to a point;

Thence, with a curve to the right, having a radius of 300.00 feet and a chord bearing of North 29 degrees 38 minutes 37 seconds West for a distance of 36.67 feet to a point;

Thence, North 26 degrees 08 minutes 21 seconds West, a distance of 113.61 feet to a point;

Thence, with a curve to the left, having a radius of 120.00 feet and a chord bearing of North 39 degrees 47 minutes 03 seconds West for a distance of 56.62 feet to a point;

Thence, North 53 degrees 25 minutes 45 seconds West, a distance of 68.05 feet to a point;

Thence, with a curve to the right, having a radius of 200.00 feet and a chord bearing of North 38 degrees 40 minutes 55 seconds West for a distance of 101.82 feet to a point;

Thence, North 23 degrees 56 minutes 04 seconds West, a distance of 161.01 feet to a point;

Thence, with a curve to the left, having a radius of 200.00 feet and a chord bearing of North 34 degrees 32 minutes 14 seconds West for a distance of 73.60 feet to a point;

Thence, North 45 degrees 08 minutes 23 seconds West, a distance of 80.10 feet to a point;

Thence, with a curve to the left, having a radius of 90.00 feet and a chord bearing of North 76 degrees 47 minutes 31 seconds West for a distance of 94.46 feet to a point;

Thence, South 71 degrees 33 minutes 21 seconds West, a distance of 124.97 feet to a point;

Thence, with a curve to the left, having a radius of 90.00 feet and a chord bearing of South 40 degrees 15 minutes 45 seconds West for a distance of 52.67 feet to the Point of Terminus, which bears, South 30 degrees 03 minutes 12 seconds East, a distance of 282.89 feet from a White Oak with three hacks found on a corner common to said McClain parcel and a parcel of land now or formerly owned by Dale W. II and Melissa Keplinger (Surv.) (Tax Map 8 Parcel 18, Deed Book 236 Page 546).

This tract or parcel of land and easement were conveyed to Antero Resources Corporation by John H. McClain, et al., by Deed and Easement Agreement dated July 19, 2013, and of record in said Clerk’s Office in Deed Book No. 310, at page 254.

PARCEL NO. 5: A parcel of land situate on the waters of McElroy Creek and along County Route 5 in McClellan District, Doddridge County, West Virginia and being more particularly described as follows:

Beginning at a 1” iron rebar with 2 ½” aluminum cap set (hereafter called 1” rebar with cap set) on a line common to John H. McClain’s 34.60 acre tract (Tax Map 11 Parcel 25) and Shawn A. Glaspell’s 265.27 acre tract (Tax Map 11 Parcel 34), which said point bears N 51º52’56” W 71.55’ from a 20” Sycamore found at a corner common to said 34.60 acre tract and 265.27 acre tract, thence through said 265.27 acre tract for three lines:

S 35º01’02” W 534.05’ to a 1” rebar with cap set, thence

S 73º19’45” W 679.09’ to a 1” rebar with cap set, thence

N 80º48’37” W 113.22’ to a found 5/8” rebar, bent, in County Route 5, at a corner common to said 265.27 acre tract and Michael W. and Jodi A. Swiger’s 4.50 acre tract (Tax Map 11 Parcel 34.1), which said rebar bears

N 79º28’06” E 95.88’ from a found 5/8” rebar at another common corner to said 265.27 acre tract and said 4.50 acre tract,  thence with said 4.50 acre tract for one line and with said 265.27 acre tract for nine lines:

N 12º28’06” E 245.37’ to a point in the center of McElroy Creek, thence with center of said creek for eight lines:

N 75º35’09” E 98.00’ to a point, thence

N 52º56’32” E ’ 139.53’ to a point, thence

N 43º42’48” E 123.51’ to a point, thence

N 24º56’08” E 113.65’ to a point, thence

N 27º41’56” E 181.26’ to a point, thence

N 51º22’48” E 171.19’ to point, thence

N 66º33’27” E 198.23’ to a point, thence

N 33º25’28” E 44.51’ to a point at a corner common to said 34.60 acre tract and 265.27 acre tract, thence with said 34.60 acre tract and 265.27 acre tract for two lines:

S 35º22’56” E passing through a 1” rebar with cap set at 63.78’ for a total distance of 310.26’ to a 1” rebar with cap set, thence

S 51º52’56” E 91.80’ to the place of beginning, containing an area of 10.76 Acres, more or less, as surveyed by Kenneth J. Plum, P.S. 2216, of Allegheny Surveys of Bridgeport, WV, on September 16, 2013, and shown on a plat entitled “Plat of Partition Survey for Antero Resources Corporation on The Lands of Shawn A. Glaspell,” of record in said Clerk’s Office in Deed Book No. 315, at page 500;

and being the same property conveyed to Antero Resources Corporation by Shawn A. Glaspell by deed dated October 14, 2013, and of record in said Clerk’s Office in Deed Book No. 315, at page 497.

PARCEL NO. 6:  All the following described tracts or parcels of land situate on the waters of McElroy Creek near Riggins Run, McClellan District, Doddridge County, West Virginia, and bounded and described as follows, to-wit:

FIRST TRACT:  BEGINNING at a gum and white oak on the bank of the Creek, corner to Isaac Underwood, and running thence N. 52 E. 56 poles to a stone in the creek; thence S. 62 1/2 E. 40 poles to a stone in the creek; thence S. 25 W. 82 poles to a white oak bush; thence N. 40 W. 75 poles to the beginning, containing Twenty-four and one-third (24-1/3) acres, more or less.

SECOND TRACT: BEGINNING at a stone, a corner in the line of I. N. Underwood, and running thence with two of his lines, S. 39 E. 16 poles to a stone where a hickory was supposed to stand; thence S. 62 E. 33 poles to a stone with beech pointers; thence N. 20 E. 86 poles to a stone in the William Ash line, in the creek; thence with his lines, N. 61 1/2 W. 38 1/2 poles to a stone, corner to widow’s dower tract in the Samuel Ash Estate; and thence with a line of same, S. 25 1/4 W. 79 poles to the beginning, containing Twenty-three and one-eighth (23-1/8) acres, more or less.

THIRD TRACT:  BEGINNING at a Black Walnut Tree standing on the East bank of said creek, a corner in Autis Bakers line, and running thence down said creek, S. 7 1/2 W. 8.9 poles to a sycamore, thence S. 25 W. 9.4 poles to a Bambush, thence S. 23 W. 7.2 poles to a Willow, thence S. 2 W. 7.4 poles to a Syck. stump, S. 2 1/2 E. 9.5 poles to a Bambush, thence S. 11 W. 9.4 poles to an Ash, thence S. 11 E. 10.7 poles to a Willow, thence S. 4 W. 10.7 poles to a Willow, thence S. 30 1/2 E. 9.2 poles to a stake, thence S. 28 W. 6.2 poles to a stake, thence S. 44 W. 6.4 poles to a Sycamore, and now it is understood that these eleven lines is and does hereby include a strip about four rods wide following near the center of said creek, which is added to the area of said land, and making near the center of said creek, thence running up Bau Lick Run, S. 33 1/2 E. 12 poles to a sycamore, thence S. 50 E. 9.9 poles to a sycamore, thence N. 69 E. 8 1/4 poles to a White Walnut, thence N. 66 1/2 E. 10.2 poles to a Beech, thence N. 81 E. 12.1 poles to a Water Beech, thence N. 74 1/2 E. 12 poles to a Beech, thence N. 81 E. 12 poles to a sycamore, thence S. 81 1/2 E. 10.1 poles to an Elm, thence N. 81 1/2 E. 17.4 poles to a Walnut, S. 57-1/4 E. 4.8 poles to a Small Hickory, S. 85 1/2 E. 9.6 poles to a White Walnut, thence S. 84 E. 8.6 poles to a Buckeye, thence S. 80 1/2 E. 10.1 poles to a walnut, thence S. 82 E. 3-3/4 poles to a walnut, S. 72 E. 12 poles to a stone in Bau Lick Run, a corner to land of R. J. Ash, and others, thence N. 65 W. 94 poles to a Hickory (down); thence N. 42 W. 70 poles to the place of beginning, containing 34.6 acres, be the same more or less.

This property was conveyed to Antero Resources Corporation by John H. McClain by deed dated October 14, 2013, and of record in said Clerk’s Office in Deed Book No. 316, at page 389.

3.     Ritchie County, WV Lands

PARCEL NO. 1:  A certain parcel of land situate along the waters of Little White Oak Creek and near County Route 9 in the Union District, Ritchie County, West Virginia, and being more particularly described as follows:

Beginning at a 1” iron rebar with 2-1/2” aluminum cap set (1” Rebar hereafter) located in the lands of O’Neill Family Trust, et al 218.57 Acre tract (Tax Map 14 Parcel 10) which said point bears N 72º55’21” E 1052.62’ from a 1/2” iron pin with pointers found at a corner to Betty O’Neill Newsom’s 54.65 Acre tract (Tax Map 14 Parcel 3.1), thence through the said O’Neill Family Trust, et al 218.57 Acre tract (Tax Map 14 Parcel 10) for ten lines:

S 86º57’42” E 280.44’ to a 1” rebar set, thence

N 73º54’57” E 218.88’ to a 1” rebar set, thence

S 11º21’05” E 230.00’ to a 1” rebar set, thence

S 53º38’55” W 92.00’ to a 1” rebar set, thence

S 22º38’55” W 277.00’ to a 1” rebar set, thence

S 11º21’05” E 265.00’ to a 1” rebar set, thence

S 28º38’55” W 194.00’ to a 1” rebar set, thence

S 77º38’55” W 109.02’ to a 1” rebar set, which bears N 58º26’35” E 1772.22’ from a 5/8” iron rebar located at a corner common to the said O’Neill Family Trust, et al 218.57 Acre tract, thence continuing through said O’Neill Family Trust, et al 218.57 Acre tract

N 15º28’29” W 247.49’ to a point, thence

N 11º21’05” W 718.83’ to the Point of Beginning containing 6.91 acres, more or less, as surveyed by Allegheny Surveys, Inc. of Bridgeport, West Virginia in March of 2012, and shown on a plat entitled “Plat of Partition Survey for Antero Resources Appalachian Corporation of Proposed White Oak Compressor Station & Ingress/Egress Easement”;

together with an easement thirty feet (30’) in width for a road, more particularly described as follows:

Beginning at a point located on a line common to O’Neill Family Trust, et al 218.57 Acre tract (Tax Map 14 Parcel 10) and Nathaniel Hendricks 1 acres and 71 sq. Rod tract (Tax Map 14 Parcel 11.4), thence leaving said Nathaniel Hendricks 1 acres and 71 sq. Rod tract and through said O’Neill Family Trust, et al 218.57 Acre tract for twenty lines:

With a curve to the right, having a radius of 90.00’, an arc length of 119.44’, a chord bearing of

S 77º03’34” W, and a chord length of 110.87’ to a point, thence

With a curve to the left, having a radius of 934.32’, an arc length of 60.87’, a chord bearing of

N 65º45’27” W, and a chord length of 60.86’ to a point, thence

With a curve to the left, having a radius of 219.15’, an arc length of 106.95’, a chord bearing of

N 83º54’40” W, and a chord length of 105.89’ to a point, thence

With a curve to the left, having a radius of 405.86’, an arc length of 158.33’, a chord bearing of

S 72º55’44” W, and a chord length of 157.33’ to a point, thence

S 59º26’44” W 41.16’ to a point, thence

S 56º32’33” W 41.12’ to a point, thence

S 58º07’57” W 49.59’ to a point, thence

S 59º04’41” W 18.59’ to a point, thence

S 61º38’23” W 24.24’ to a point, thence

S 61º16’46” W 22.53’ to a point, thence

S 60º29’51” W 19.19’ to a point, thence

S 58º03’55” W 15.27’ to a point, thence

With a curve to the left, having a radius of 277.97’, an arc length of 93.82’, a chord bearing of

S 48º10’37” W, and a chord length of 93.38’ to a point, thence

S 43º14’08” W 40.79’ to a point, thence

S 45º18’08” W 29.84’ to a point, thence

S 45º55’15” W 17.30’ to a point, thence

S 47º18’11” W 53.09’ to a point, thence

With a curve to the left, having a radius of 553.24’, an arc length of 115.68’, a chord bearing of

S 42º27’34” W, and a chord length of 115.47’ to a point, thence

With a curve to the left, having a radius of 749.14’, an arc length of 99.89’, a chord bearing of

S 33º14’41” W, and a chord length of 99.82’ to a point, thence continuing through said O’Neill Family Trust, et al 218.57 Acre tract.

S 27º51’12” W 163.91’ to a point which bears S 86º57’42” E 181.71’ from a 1” iron rebar with a 2-1/2” aluminum cap, set at the northwesterly corner of the aforementioned 6.91 acres, more or less, conveyed by said deed.

This tract or parcel of land and said easement were conveyed to Antero Resources Appalachian Corporation by Mary Frances Harms, et al., by Deed and Easement Agreement dated June 4, 2012, and of record in the Office of the Clerk of the County Commission of Ritchie County, West Virginia, in Deed Book No. 316, at page 956; and being the same tract or parcel of land described in a Quitclaim Corrective Deed dated June 29, 2012, and of record in said Clerk’s Office in Deed Book No. 317, at page 107, to Antero Resources Appalachian Corporation from Timothy R. O’Neill; in a Quitclaim Corrective Deed dated June 29, 2012, and of record in said Clerk’s Office in Deed Book No. 317, at page 109, to Antero Resources Appalachian Corporation from Mary Frances Harms; and in a Quitclaim Corrective Deed dated June 29, 2012, and of record in said Clerk’s Office in Deed Book No. 317, at page 111, to Antero Resources Appalachian Corporation from Kathleen R. Hooven.

PARCEL NO. 2:  A certain parcel of land situate along the waters of Little White Oak Creek and near County Route 9 in the Union District, Ritchie County, West Virginia and being more particularly described as follows:

Beginning at a 1” iron rebar with 2 ½” aluminum cap found (hereafter called 1” rebar with cap found) located at a corner common to the O’Neill Family Trust’s 211.66 acre tract (Tax

Map 14 Parcel 10) and Antero Resources Appalachian Corporation’s 6.91 acre tract (Tax Map 14 Parcel 10.1), which said point bears N 11º21’05” W 230.00’ from a 1” iron rebar found located at a corner common to said 211.66 acre tract and said 6.91 acre tract, thence with said  211.66 acre tract and said 6.91 acre tract for one line:

S 73º54’57” W 175.00’ to a 1” iron rebar with 2 ½” aluminum cap set (hereafter called 1” rebar with cap set), which said point bears N 73º54’57” E 43.88’ from a 1” iron rebar found located at a corner common to said 211.66 acre tract and said 6.91 acre tract, thence leaving said 6.91 acre tract and through said 211.66 acre tract for three lines:

N 16º05’03” W 125.00’ to a 1” rebar with cap set, thence

N 73º54’57” E 175.00’ to a 1” rebar with cap set, thence

S 16º05’03” E 125.00’ to the Point of Beginning containing 0.50 acres (21,875.0 Sq. Ft.), more or less, as surveyed by Bradley D. Miller, PS. 2167, of Allegheny Surveys, Inc. of Bridgeport, West Virginia, in May of 2013, and shown on a plat entitled “Plat of Additional Partition Survey for Antero Resources Appalachian Corporation of Proposed White Oak Compressor Station,”

together with an easement thirty feet (30’) in width for a road, the center line of said easement being more particularly described in a deed recorded in said Clerk’s Office in Deed Book No. 316, at page 956.

This property and easement were conveyed to Antero Resources Appalachian Corporation by Mary Frances Harms, et al., by Deed and Easement Agreement dated June 12, 2013, and of record in said Clerk’s Office in Deed Book No. 322, at page 41.

4.              Monroe, OH Land

Situated in the State of Ohio, County of Monroe, Township of Seneca, being in the southeast quarter of the southeast quarter of Section 3, Range 7 West, Township 7 North, of “The Old Seven Ranges Survey”, being part of a tract of land conveyed to  Lynn and Yvonne Reusser, (by a deed recorded in Vol. 200, Pg. 809 of the Monroe County records), Parcel Number 20-014002, and being bounded and described as follows:

Beginning at a 5/8” Rebar found at the southeast corner of the northeast quarter of the southeast quarter of Section 3.  Said monument being a common corner to the properties now or formerly owned by John D. Eschliman (Vol. 201/ Pg. 322), Charlotte McCoy (Vol. 120, Pg. 718), and this Monroe, OH Land herein described.

Thence, from said Point of Beginning, leaving said quarter-quarter Section line and said Eschliman property, and with said McCoy property and the east line of Section 3,

S 00° 14’ 08’ W, 484.02’ to a 5/8” Rebar found on the east line of Section 3 and at the southwest corner of Section 33 and the northwest corner of Section 32 (T-6, R-6).  Said monument being a common corner to a property in Section 32 now or formerly owned by Lynn and Yvonne Reusser (Vol. 200, Pg. 809), said McCoy property and this Monroe, OH Land herein described, thence, with the west line of said Section 32 and the east line of Section 3,

S 00° 14’ 08’ W, 850.50’ to a 5/8” Rebar found.  Said monument being the southeast corner of Section 3 and the northeast corner of Section 2 in T-7, R-7, and being the northeast corner of a property now or formerly owned by Neil and Susan Kammiller (Vol. 176, Pg. 598), thence, along the south line of Section 3, the north line of Section 2 and the north line of said Kammiller property, and a part of the north line of a property now or formerly owned by Judy Russell and Louis Dick (Vol. 194, Pg. 867),

S 89° 54’ 23” W, 1,303.66’ to a #5 Rebar set.  Said monument being a common corner of a property now or formerly owned by John D. Eschliman (Vol. 171, Pg. 1015), and this Monroe, OH Land herein described, thence, leaving said Russell and Dick property and with the east line of said Eschliman property,

N 01° 44’ 48” W, 490.41’ to a #5 Rebar set in the centerline of Township Road 66, (30 foot width).  Said point being a common corner to a property now or formerly owned by Carolyn Dick (Vol. 72, Pg. 877), said Eschliman property and this Monroe, OH Land herein described, thence, leaving said Eschliman property and along the easterly lines of said Carolyn Dick, and with said centerline as follows:

N 47° 12’ 46” E, 335.37’ to a #5 Rebar set, thence,

N 41° 26’ 14” E, 142.20’ to a #5 Rebar set, thence,

N 31° 59’ 46” E, 92.33’ to a #5 Rebar set, thence,

N 15° 32’ 08” E, 452.33’ to a #5 Rebar set.  Said point being a common corner to said Eschliman property (Vol. 201, Pg. 322) and this Monroe, OH Land herein described, thence, along the north line of the southeast quarter of the southeast quarter of Section 3,

S 89° 51’ 16” E, 813.80’ to the Point of Beginning, containing 33.96 acres, more or less, Parcel Number 20-014002, of which 0.36 acre lies in the right of way of Township Road 66, as surveyed under the supervision of Patrick W. Fogarty, Professional Surveyor Number 7945 in December of 2012.

5.              Harrison County, WV Lands

All that certain tract or parcel of land situate on the waters of Isaac’s Creek, Union District, Harrison County, West Virginia, more particularly bounded and described as follows:

Commencing at a point at the intersection of the westerly right of way of Route 38/3 and the northerly right of way of a non-exclusive forty foot wide easement for ingress and egress, from which a found 5/8-inch rebar with Allegheny Surveys cap on the easterly right of way of  Route 38/3 bears N 53°40’55” E 96.02 feet; thence leaving the said westerly right of way of Route 38/3 and with the northerly right of way of the forty foot wide easement through the remaining lands of Hurst for one course and distance

S 72°19’58” W 184.97 feet to a set 5/8-inch rebar with Shumate cap at the true point of beginning; thence continuing with the northerly right of way of the forty foot wide easement and new division lines through the lands of Hurst for three courses and distances

S 72°19’58” W 192.64 feet to a set 5/8-inch rebar with Shumate cap; thence

N 81°20’38” W, passing through a set 5/8-inch rebar with Shumate cap at 219.09 feet, a distance of 376.81 feet in all to a set railroad spike; thence

N 65°27’11” W 110.36 feet to a set 5/8-inch rebar with Shumate cap; thence leaving the said northerly right of way of the forty foot wide easement and with new division lines through the remaining lands of Hurst for five courses and distances

N 21°04’43” E 243.47 feet to a set 5/8-inch rebar with Shumate cap; thence

N 47°20’05” E 147.52 feet to a set 5/8-inch rebar with Shumate cap; thence

N 68°40’24” E, passing through a set 5/8-inch rebar with Shumate cap at 165.88 feet, a distance of  324.44 feet in all to a set 5/8-inch rebar with Shumate cap; thence

S 70°59’13 E, passing through a set 5/8-inch rebar with Shumate cap at 167.50 feet, a distance of 355.44 feet in all to a set 5/8-inch rebar with Shumate cap; thence

S 25°27’57” W 413.63 feet to the place of beginning, containing 7.00 acres of land, more or less.

The above property is the same tract or parcel of land conveyed to Antero Resources Corporation by Clara Mae Hurst and Peggy Lou Hurst by Deed, Easement and Agreement dated December 12, 2013, and of record in said Office of the Clerk of the County Commission of Harrison County, West Virginia, in Deed Book No. 1524, at page 444.

Compressor Stations

Owned Compressor Stations:

	Compressor Station Description	State
1.	White Oak Compressor Station	WV
2.	Pennington Temp Compressor Station	WV
3.	New Milton Compressor Station	WV
4.	Mountain Compressor Station	WV
5.	Edna Monroe CS Site Review	WV
6.	Canton North Compressor Station	WV
7.	Nichols Compressor Station	WV
8.	Mid-Canton Compressor Station	WV
9.	West Mountain Compressor Station	WV
10.	West White Oak Compressor Station	WV
11.	Male Pad Compression Station (Temporary)	WV
12.	South Fork I Compressor Station	OH
13.	South Fork II Compressor Station	OH
14.	South Fork III Compressor Station	OH

Gathering and Compression Equipment

High Pressure Lines

Description	State
20” HP HILL TO REUSSER P/L	OH
BATESVILLE 20” HP LATERAL	OH
CRUM 20” HP LATERAL	OH
MILEY 16” HP LATERAL	OH
JRV/SPRY HP SALES LINE	WV
WHITE OAK PIPELINE	WV
WEST UNION 16” HP &20” LP P/LS	WV
TOM’S FORK HP PIPELINE	WV
CANTON EAST 16” HP DISCHARGE	WV
NEW MILTON LATERAL	WV
MIDPOINT 16” HP CONNECTOR	WV
JARVISVILLE TO EQT HP 12” P/L	WV
MTN HIGH PRESSURE	WV
BOBCAT TO EQT HP LATERAL	WV
VICTORIA CS TO EQT HP 16” HP	WV
NORTH CANTON 16” HP LATERAL	WV
ANNIE TO MONROE 20” HP LATERAL	WV
SNAKE RUN 16” HP LATERAL	WV
STARK TO SUMMIT 12” HP DISCH	WV
KARL EXPRESS HP LOOP	WV

Low Pressure Lines

Description	State
LP P/L FROM MILEY 5H TO PLANT	OH
20” HILL CS LP LATERAL	OH
UTICA ROBERT 20” LP PIPELINE	OH
MYRON 20” LP GATH P/L	OH
ERVIN LP LATERAL P/L	OH
20” REUSSER CS LP LATERAL	OH
BATESVILLE 20” LP LATERAL	OH
OHIO HILL PAD TO DOMINION P/L	OH
MILEY 5H PAD TO COLUMBIA P/L	OH
12” LP CARPENTER LATERAL	OH
20” SCHROEDER LATERAL	OH
ROE 16” LP GATHERING P/L	OH
LORADITCH 16” LP GATH P/L	OH
WILSON 20” LP LATERAL	OH
URBAN 16” LP LATERAL	OH
SCHULTZ 16” LP LATERAL	OH
MONROE 16” LP LATERAL	OH
WARNER 20” LP LATERAL	OH
CRUM 20” LP LATERAL	OH

Description	State
UTICA BOND 16” LP LATERAL	OH
JR 12” LP LATERAL	OH
NILLA 16” LP LATERAL	OH
UTICA BISHOP 20” LP LATERAL	OH
UTICA ANDES 20” LP LATERAL	OH
UTICA BUCKHART 12” LP LATERAL	OH
UTICA HEFT 20” LP LATERAL	OH
UTICA KURTZ 16” LP LATERAL	OH
UTICA KUHNS 20” LP LATERAL	OH
DEVOLLD 20” LP LATERAL	OH
FARNSWORTH 16” LP LATERAL	OH
KILBURN 16” LP LATERAL	OH
BATES 16” LP LATERAL	OH
KRUPA 16” LP LATERAL	OH
KIRKWOOD LP LATERAL	OH
ROOSEN 16” LP LATERAL	OH
SCOTT 16” LP LATERAL	OH
TROYER 16” LP LATERAL	OH
BETTS 16” LP LATERAL	OH
MELVIN LP LATERAL	OH
CALIFORNIA GATHERING	WV
CALIFORNIA TAP	WV
SALEM TAP	WV
JARVISVILLE SOUTH GATHERING	WV
JARVISVILLE SOUTH TAP	WV
SALEM TO ETC CONNECTION	WV
CLARKSBURG TO ETC CONNECTION	WV
CLARKSBURG TO SALEM PIPELINE	WV
CANTON LATERAL	WV
CANTON GATHERING	WV
MOORE PIPELINE	WV
TIECHNAL TO ZINNIA PIPELINE	WV
POWELL LATERAL	WV
WHITEHAIR PIPELINE	WV
ERWIN HILLTOP PIPELINE	WV
ERWIN VALLEY PIPELINE	WV
YOLANDA PIPELINE	WV
JOHN CAMPBELL SOUTH PIPELINE	WV
LOCKHART HEIRS PIPELINE	WV
RICHARD GARY PIPELINE	WV
JON DAVIS LATERAL	WV
VOGT LATERAL	WV
LEATHERMAN LATERAL	WV
MOUNTAIN 16” LP	WV
HAMILTON 16” LP GATH LINE	WV
EDDY 16” LP GATH LINE	WV
MCGILL LATERAL	WV
PRIMM 16” & 20” GATH LINE	WV

Description	State
ANNIE HORIZONAL 16” LP GATH	WV
RJ SMITH 16” LP GATH LINE	WV
CANTON EAST 20” LP GATH PL	WV
CLINE 12” LP GATH LINE	WV
MISERY 16” LP GATH LINE	WV
NASH 16” LP GATH LINE	WV
MELODY 16” LP GATH LINE	WV
MOUNTAIN NORTH 20” LP LATERAL	WV
REVIVAL 16” LP GATH LINE	WV
CHESTNUT 16” LP GATH LINE	WV
YVONNE 16” LP GATH LINE	WV
CHARLENE 16” LP LATERAL	WV
PIERPOINT 20” LP PIPELINE	WV
PEARL JEAN 12” LP LATERAL	WV
PRIMM WEST 20” LP GATH PL	WV
DIANE DAVIS 16” LP CON LINE	WV
MOUNTAIN 20” LP LATERAL	WV
WILLARD 16” LP LATERAL	WV
LUMBERPORT SALES PIPELINE	WV
CANTON TARGA 1 LATERAL	WV
CANTON TARGA 2 LATERAL	WV
LANGFORD PIPELINE	WV
GLASS PIPELINE	WV
JOHN RICHARDS PIPELINE	WV
LEMLEY 16” LP GATH LINE	WV
TERRY SNIDER 16” LP GATH LINE	WV
HARTLY 16” LP GATH LINE	WV
PENNINGTON NORTH 16” GATH LINE	WV
NORTH CANTON 20” LP LATERAL	WV
PENNINGTON SOUTH 16” LP LAT	WV
IKE 16” LP LATERAL	WV
ROCK RUN 16” LP LATERAL	WV
WALNUT WEST 16” LP LATERAL	WV
NORTON 16” LP LATERAL	WV
FRITZ 16” LP LATERAL	WV
DEETS 16” LP LATERAL	WV
WOLF PEN 16” LP LATERAL	WV
HEASTER 16” LP LATERAL	WV
JACKSON 16” LP LATERAL	WV
COFOR 16” LP LATERAL	WV
SANCHO 16” LP LATERAL	WV
OSBORNE 16” LP LATERAL	WV
JAMES WEBB 16” LP LATERAL	WV
NOLAND 16” LP LATERAL	WV
KELLY 16” LP LATERAL	WV
PAUL SMITH 16” LP LATERAL	WV
STRICKLING 16” LP LATERAL	WV
IRELAND NORTH 16” LP LATERAL	WV

Description	State
MIDDLE 16” LP LATERAL	WV
JOSEPH GUM LP LATERAL	WV
NALLEY LP LATERAL	WV
BALLI 16” LP LATERAL	WV
BISON 16” LP LATERAL	WV
BUCK RUN 16” LP LATERAL	WV
DRAKE 16” LP LATERAL	WV
MULVAY 16” LP LATERAL	WV
SITLER 16” LP LATERAL	WV

Other

Description	State
UTICA ROW ACQUISITION	OH
UTICA ENGINEERING	OH
UTICA METER TUBE INVENTORY	OH
EQUIPMENT CAP. OHIO GTH	OH
OH PIGGING EXPENSE	OH
NICHOLS CS SUCTION & DISCH PLS	WV
WV PIGGING EXPENSE	WV
GATH EQUIPMENT INV	WV
CHECK VALVE	WV
BALL VALVE	WV
WEST UNION ROW ACQUISITION	WV
WHITE OAK P/L WELL HOOKUP ROW	WV
GASKINS ETC METER STATION	WV
SEPARATOR INVENTORY	WV
2012 METER TUBE INVENTORY - AR	WV
TIECHNAL FLOW CONTROL STATION	WV
DOERFLER GLYCOL CONTACTOR TWR	WV
ULTRASONIC METER RUN @EQT TAP	WV
SHERWOOD GAS PLANT INTERCONNEC	WV
PIKE FORK TAP	WV
CLARKSBURG TAP	WV

Condensate Lines

Description	State
4” CONDENSATE GATH PIPELINE	OH
BATESVILLE AREA CONDENSATE SYS	OH
CRUM AREA CONDESATE SYSTEM	OH
DOTSON HOLLAND 16” CON LINE	WV

Gathering and Compression Related Contracts

1.              Option to Purchase Equity Interest in Rover Pipeline LLC dated as of June 20, 2014 by and between Antero Resources Corporation and Energy Transfer Partners, L.P.

2.              Participation Agreement dated as of June 20, 2014 by and between Antero Resources Corporation and Series B of M3 Appalachia Operating, LLC

Gathering and Compression Permits

Gathering and Compression Permits with the following agencies:

Agency	Description of Permits/Certifications
Army Corp of Engineers (“ACOE”)

Any ACOE permit verification for Section 404 Clean Water Act. Permit verification can include Nationwide Permit Nos. 12, 14, or 39 for any work, including construction and dredging, in the Nation’s navigable waters. Also known as a Pre-Construction Notification (PCN).

US Fish and Wildlife Service (“USFWS”)	Any Permit/Consultation regarding RTE (rare, threatened, endangered species; e.g., Indiana Bats, freshwater mussels) for Ohio and West Virginia.
West Virginia Department of Natural Resources, Wildlife Resources Division	Any Permit/Consultation regarding RTE (rare, threatened, endangered species; e.g., Indiana Bats, freshwater mussels).
West Virginia State Historic Preservation Office (“SHPO”)	Any Permit/Cultural Resource Consultation required for all projects submitted to the ACOE.
West Virginia Department of Environmental Protection (“WVDEP”)	Any WVDEP General Water Pollution Control Permit regarding the discharge of stormwater runoff associated with oil and gas related construction activities.
West Virginia Department of Natural Resources Office of Land and Streams	Any permits for right-of-entry or crossing for any stream activities associated with projects, including stream crossings (boring or not), rail crossings, wetlands, mussel streams, etc.
West Virginia Division of Highways	Permitting covering construction in/around road crossings (boring or open-cutting a roadway) and project access roads/entrance locations.
West Virginia County Floodplain Offices	Any permit approvals for projects within each county floodplain and for all projects in or not in floodplain.
Ohio Department of Natural Resources Wildlife Resources Impact Assessment

Permits related to searches of the Ohio Natural Heritage Database and other relevant databases to determine if the project is located within any officially designated wilderness areas or wilderness preserves and to ascertain if there were any threatened or endangered species within the proposed project ROW or on contiguous properties.

Ohio State Historic Preservation Office	Permitting related to reviews identifying Phase 1 Surveys or archaeological sites within the project ROW.
Ohio Environmental Protection Agency (“OEPA”)	Individual Section 401 Water Quality Certifications (“WQC”) from the state; ACOE 404 Permits.
Ohio County Floodplain Offices	Permitting related to consultation required if project is located within a 100-year floodplain.

to include the following operating permits:

	Compressor Station	State	Landowner/ Lessor	Permit	Agency
1.	White Oak	WV	Antero Resources	Antero - Permit No. R13-3002A, Plant ID No. 085-00023 SERIES 13 Permits for Construction, Modification, Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements,	WVDEP Division of Air Quality

	Compressor Station	State	Landowner/ Lessor	Permit	Agency
Temporary Permit, General Permit, and Procedure for Evaluation
2.				Antero — Permit No. WVG611615 Multi-Sector Stormwater General Permit	WVDEP Office of Water and Waste Management
3.	Bluestone	WV	Antero Resources	Air Permit	N/A
4.	New Milton	WV	Antero Resources

Antero - Permit No. R13-3106, Plant ID No. 017-00060 SERIES 13Permits for Construction, Modification, Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements, Temporary Permit, General Permit, and Procedure for Evaluation

WVDEP Office of Water and Waste Management
5.	Antero Male Station	WV	Antero Resources	Antero — Permit No. G30-D171, Plant ID No. 033-00201 Class II General Permit G30-D Registration to Construct	WVDEP Division of Air Quality
6.	Antero Pennington North Station	WV	Antero Resources

Antero - Permit No. R13-3080, Plant ID No. 017-00056 SERIES 13 Permits for Construction, Modification, Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements, Temporary Permit, General Permit, and Procedure for Evaluation

WVDEP Division of Air Quality
7.	Antero Mountain Station	WV	Antero Resources	Antero - Permit No. R13-3166, Plant ID No. 095-00033 SERIES 13 Permits for Construction, Modification,	WVDEP Division of Air Quality

	Compressor Station	State	Landowner/ Lessor	Permit	Agency
Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements, Temporary Permit, General Permit, and Procedure for Evaluation
8.	Antero North Canton Station	WV	Antero Resources

Antero - Permit No. R13-3167, Plant ID No. 017-00084 SERIES 13 Permits for Construction, Modification, Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements, Temporary Permit, General Permit, and Procedure for Evaluation

WVDEP Division of Air Quality
9.	Antero Monroe Station	WV	Antero Resources

Antero - Permit No. R13-3184, Plant ID No. 095-00037 SERIES 13 Permits for Construction, Modification, Relocation and Operation of Stationary Sources of Air Pollutants, Notification Requirements, Temporary Permit, General Permit, and Procedure for Evaluation

WVDEP Division of Air Quality

Gathering and Compression Conveyed IP

None.

EXHIBIT A-2

WATER ASSETS

Non-Hydrocarbon Systems

Any systems held for the gathering or transportation of water, carbon dioxide or other non-hydrocarbons, or the treatment, transportation, handling or disposal of waste water or other fluid waste in the following counties and states:

Doddridge County, WV;

Harrison County, WV;

Tyler County, WV;

Ritchie County, WV;

Pleasants County, WV;

Monroe County, OH;

Noble County, OH;

Guernsey County, OH;

Belmont County, OH;

Harrison County, OH.

EXHIBIT A-2

1

Water Easements

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Lake Water Impoundment	WV	Antero Resources Appalachian Corporation	Big United Methodist Church	Access Road Agreement	9	12	Greenbrier	Doddridge	3/4/2013	0.27	Access Road Agreement, Memo of Access Road Agreement	3/4/2013	Doddridge

Harshbarger South Water Impoundment		Antero Resources Appalachian	Timothy R O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/5/2012	218.57	Memo of WI Agmt, WI Agreement	11/5/2012	Ritchie	11/26/2012	318/416
Harshbarger South Water Impoundment		Antero Resources Appalachian	Timothy R O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/5/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/11/2013	Ritchie	2/20/2013	318/1068-1069
Harshbarger South Water Impoundment		Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	Memo of Water Tank Pad, Water Tank Pad Agreement	1/19/2013	Ritchie	2/20/2013	318/1066-1067
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	Memo of WI Agmt, WI Agreement	11/6/2012	Ritchie	11/26/2012	318/413
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/12/2013	Ritchie	2/20/2013	318/1082-1084
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/11/2013	Ritchie	2/20/2013	318/1085-1087
Harshbarger South Water Impoundment		Antero Resources Appalachian	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/14/2013	Ritchie	2/20/2013	318/10710-1072
Harshbarger South Water Impoundment		Antero Resources Appalachian	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57	Tank pad agreement, memo of tank pad agreement	1/14/2013	Ritchie
Harshbarger South Water Impoundment		Antero Resources Appalachian	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/7/2013	Ritchie	2/20/2013	318/1073-1075
Harshbarger South Water Impoundment		Antero Resources Appalachian	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	1/9/2013	Ritchie	2/20/2013	318/1076-1078

2

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Harshbarger South Water Impoundment		Antero Resources Appalachian	Jason S Harshbarger and Michelle D Harshbarger	Water Impoundment and Compensation	15	14	Union	Ritchie	12/6/2012	134	WI, Memo of WI	12/6/2012	Ritchie	1/9/2013	318-773/774

Harshbarger South Water Impoundment		Antero Resources Appalachian	Jason S Harshbarger and Michelle D Harshbarger	Water Impoundment and Compensation	15	14	Union	Ritchie	12/8/2012	136	Amendment to Water Impoundment Agreement	4/22/2014	Ritchie

Harshbarger South Water Impoundment		Antero Resources Appalachian	Jason S Harshbarger and Michelle D Harshbarger	Water Impoundment and Compensation	15	14	Union	Ritchie	12/9/2012	137	Permanent Easement Agreement	4/22/2014	Ritchie	6/17/2014	329/978-992

Nimorwicz West Water Impoundment	WV	Antero Resources Appalachian	Tillman Lee Williams	Water Impoundment and Compensation	1	341	Tenmile	Harrison	4/1/2013	55.5	Road Access Agreement	5/11/2012	Harrison	6/18/2012	1496/586
Nimorwicz West Water Impoundment		Antero Resources Appalachian	Tillman Lee Williams	Water Impoundment and Compensation	1	341	Tenmile	Harrison	4/1/2013	55.5	Memo of WI and WI Agmt	4/1/2013	Harrison	7/23/2013	1515-637
Nimorwicz West Water Impoundment		Antero Resources Appalachian	Robert Nimorwicz and Dona Framento FKA Donna M Dacunha	Water Impoundment and Compensation	2	341	Tenmile	Harrison	4/23/2013	101.34	FWI, Memo of FWI	4/23/2013	Harrison	5/30/2013	1512-988; 1512-992

Hinter Heirs North Water Impoundment	WV	Antero Resources Appalachian	David & Vivian Burton and Richard and Loreta Delaney	Water Impoundment and Compensation	12	15	New Milton	Doddridge	12/20/2012	231.49

Pearl Jean North Water Impoundment		Antero Resources Appalachian	Dean R Pennington and Martha A Pennington	WATER IMPOUNDMENT AGREEMENT	21/28/1/51	16/17/20/20	Grant	Doddridge	2/8/2013	62.63/42.13/0.65/0.1	WI, memo of WI	2/8/2013	Doddridge	3/18/2013	305-558

Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Elton D Whitehair & Judith Whitehair	Water Impoundment and Compensation	18	12	New Milton	Doddridge	8/14/2012	105.86	Water Impoundment Agmt	8/14/2012	Doddridge	8/28/2012	275/454
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Elton D Whitehair & Judith Whitehair	Water Impoundment and Compensation	18	12	New Milton	Doddridge	8/14/2012	105.86	Letter Agreement	10/10/2012
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Elton D Whitehair & Judith Whitehair	Water Impoundment and Compensation	18	12	New Milton	Doddridge	8/14/2012	105.86	Letter Agreement	1/24/2013	Doddridge	NA	NA
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Rush Lynn Hickman & Judith Ann Hickman	Water Impoundment and Compensation	33	12	New Milton	Doddridge	7/16/2012	88.15	Water Impoundment Agreement, Memo of WIA	7/16/2012	Doddridge	7/25/2012	302/85

3

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Bonnell Water Impoundment	WV	Antero Resources Appalachian Corp	James Theodore Barr Jr & Bernice JoAnn Barr	Water Impoundment and Compensation	10	12	New Milton	Doddridge	8/6/2012	116.67	Water Impoundment & Memo of WIA	8/6/2012	Doddridge	8/21/2012	302/440
Bonnell Water Impoundment		Antero Resources Appalachian Corp	James Theodore Barr Jr & Bernice JoAnn Barr		10	12	New Milton	Doddridge	8/6/2012	116.67	Water Tank Pad Agmt, Memo of Water Tank Pad Agmt	10/23/2012	Doddridge	11/8/2012	304-3
Bonnell Water Impoundment		Antero Resources Appalachian Corp	James Theodore Barr Jr & Bernice JoAnn Barr		10	12	New Milton	Doddridge	8/6/2012	116.67	Water Impoundment & Memo of WIA	8/6/2012	Doddridge	8/21/2012	302/440
Bonnell Water Impoundment		Antero Resources Appalachian Corp	James F Bonnell & Jacqueline S Bonnell	Water Impoundment and Compensation	15	12	New Milton	Doddridge	5/12/2003	25.36	Water Impoundment, Memo of WI	9/20/2012	Doddridge	10/25/2012	303/602

Annie Horizontal Water Impoundment		Antero Resources Appalachian Corp	Annie B Haymond		5	14	Clay	Ritchie	5/-/2012	637.095	Temp Above Ground water line agmt	9/24/2012	Ritchie

Annie Horizontal Water Impoundment		Antero Resources Appalachian Corp	Annie B Haymond		5	14	Clay	Ritchie	5/-/2012	637.095	Pipeline Easement and ROW	7/2/2013	Ritchie	NA	NA

Annie Horizontal Water Impoundment		Antero Resources Appalachian Corp	Annie B Haymond	Water Impoundment	5	14	Clay	Ritchie	5/-/2012	637.095	Water Impoundment, Memo of WI	10/17/2013	Ritchie	12/2/2013	323/569-571

Harshbarger North Water Impoundment	WV	Antero Resources Appalachian Corp	Timoth R O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/5/2012	218.57
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	SEE HARSHBARGDER SOUTH
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57

4

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57
Harshbarger North Water Impoundment		Antero Resources Appalachian Corp	Jason S Harshbarger and Michelle D Harshbarger	Water Impoundment and Compensation	15	14	Union	Ritchie	12/6/2012	134

Bee Lewis Water Impoundment		Antero Resources Appalachian Corp	Lewis Paul Bee		6	19	West Union	Doddridge	8/4/2012	70.8	WI Agreement and Memo of WI Agreement	8/5/2013	Doddridge	9/13/2013	312-700

Bee Lewis Water Impoundment		Antero Resources Appalachian Corp	Key Oil Company		7	19	West Union	Doddridge	2/19/2013	27	Water Impoundment, Memo of WI	2/19/2013	Doddridge	3/18/2013	305-534

Hinter Heirs South Water Impoundment		Antero Resources Appalachian Corp	David & Vivian Burton and Richard and Loreta Delaney		12	15	New Milton	Doddridge	12/20/2012	231.49	FWI, Memo of FWI	6/23/2011	Doddridge	8/12/2011	017/129

Hinter Heirs South Water Impoundment		Antero Resources Appalachian Corp	David & Vivian Burton and Richard and Loreta Delaney		12	15	New Milton	Doddridge	12/20/2012	231.49	Water Impoundment Agreement, Memo of WI Agreement	12/20/2012	Doddridge	2/25/2013	305-383

Marsden Water Impoundment		Antero Resources Appalachian Corp	Richard E Marsden & Wilma J Marsden		16	4	Greenbrier	Doddridge	3/-/2012	386	Tank Pad and Water Line Agreement, Memo of Tank Pad and Water Line Agreement	4/30/2013	Doddridge	6/3/2013	309-381

Marsden Water Impoundment		Antero Resources Appalachian Corp	Richard E Marsden & Wilma J Marsden		16	4	Greenbrier	Doddridge	3/-/2012	386	Water Impoundment, Memo of Water Impoundment	5/20/2014	Doddridge	7/23/2014	331-436

Nimorwicz East Water Impoundment	WV	Antero Resources Appalachian Corp	Tilman Lee Williams	Water Impoundment and Compensation	1	341	Tenmile	Harrison	4/1/2013	55.5	SEE NIMORWICZ W
Nimorwicz East Water Impoundment		Antero Resources Appalachian Corp	Robert Nimorwicz and Dona Framento FKA Donna M Dacunha	Water Impoundment and Compensation	2	341	Tenmile	Harrison	4/23/2013	101.34

5

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
James Webb Fresh Water Impoundment	WV	Antero Resources Appalachian Corp	James E Webb	Water Impoundment and Compensation	3	15	Central	Doddridge	5/8/2013	84.89	WI, memo of WI	5/8/2013	Doddridge	6/3/2013	309-363

Lemley Water Impoundment		Antero Resources Corporation	Mt Salem Revival Grounds	Water Impoundment Agreement	10 and 10.1	13	Grant	Doddridge	10/15/2013	75.13	Temp Above Ground Waterline Agmt	2/21/2014	Doddridge
Lemley Water Impoundment		Antero Resources Corporation	Mt Salem Revival Grounds		10 and 10.1	13	Grant	Doddridge	10/15/2013	75.13	WI Agreement and Memo of WI Agreement	10/15/2013	Doddridge	12/5/2013	318-452
Lemley Water Impoundment		Antero Resources Corporation	Jefferey D Hill, Craig A Hill, and Phillip N Hill	SUA and Compensation	11/11.2/11.3/35	13	Grant	Doddridge	10/2/2013	59.08/50/5.59/2.2	Water Impoundment Agreement and Memorandum of Water Impundment Agreement	10/4/2013	Doddridge	12/5/2013	318-444
Lemley Water Impoundment		Antero Resources Corporation	Brian D Lemley/Rick A Lemaster & Christy M Lemaster	SUA and Compensation	11/11.2/11.3/35	13	Grant	Doddridge	11/12/2013	59.08/50/5.59/2.2	Memo of Water Impoundment, Water Impoundment	11/12/2013	Doddridge	1/23/2014	320-99

Melody Water Impoundment		Antero Resources Corporation	Robert J Smith and Cindy L Smith	Water Impoundment Agreement	9	4	Grant	Doddridge		112	Water Impoundment Agreement, Memo of Water Impoundment Agreement	3/6/2014	Doddridge	4/15/2014	328-524

Melody Water Impoundment		Antero Resources Corporation	Larry M Sams and Carolyn A Sams	SUA and Compensation	3&4/5/8	4	Grant	Doddridge	7/10/2013	21.63/25/15	WI Agreement and Memo of WI Agreement	7/16/2013	Doddridge	9/13/2013	312-694

Spiker Water Impoundment	WV	Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Doddridge/Tyler	1/21/2014;3/18/14	435-472;322-61

6

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Doddridge/Tyler	1/21/2014/3/18/14	435-488;322-55
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Doddridge/Tyler	1/21/2014;3/18/14	435-484;322-69
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Doddridge/Tyler	1/21/2014;3/18/14	435-480;339-566

7

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Doddridge/Tyler	1/21/2014;3/18/14	435-476;322-65
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Amendment to Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Amendment to Water Impoundment Agreement	3/10/2014	Doddridge	NA	NA
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Amendment to Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Amendment to Water Impoundment Agreement	3/10/2014	Doddridge	NA	NA

8

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Amendment to Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Amendment to Water Impoundment Agreement	3/10/2014	Doddridge	NA	NA
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Amendment to Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Amendment to Water Impoundment Agreement	3/10/2014	Doddridge	NA	NA
Spiker Water Impoundment		Antero Resources Corporation	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	Amendment to Water Impoundment Agreement	1.1	3	New Milton	Doddridge	3/10/2014	290.67	Amendment to Water Impoundment Agreement	3/10/2014	Doddridge	NA	NA
Spiker Water Impoundment		Antero Resources Corporation	Sue Ann Spiker and John Spiker	Water Impoundment Agreement	1	3	New Milton	Doddridge	10/15/2013	872.83	Water Impoundment Agmt, Memo of Water Impoundment	10/15/2013	Tyler/Doddridge	1/21/2014;3/18/14	435-470;322-59

Heaster Water Impoundment		Antero Resources Corporation	Ray Edward Adkins and Susan P Adkins	Water Impoundment	3	3	Centerville	Tyler	9/16/2013	100	WI Agreement and Memo of WI Agreement	9/16/2013	Tyler	12/23/2014	433-608

9

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
East Law	OH	Antero Resouces Appalacian Corporation	Myron & Cynthia Law OR 103 P 593 31-21233,000			31-0021235.000;31-21233.000	Section 15, Seneca Township	Noble	4/25/2013	2.69	WI Agreement and Memo of WI Agreement	4/25/2013	Noble	6/3/2013	225/32-34
East Law		Antero Resources Appalachian Corporation	Myron & Cynthia Law & John C aw OR 138 P 593 31 21235,00					Seneca Township, Noble		7.05

Traska	OH	Antero Resources Corporation	Frank Traksa and Charise A Traska	Water Impoundment and Compensation		01-21433.000	Section 21, Beaver Township	Noble	8/6/2013	25.212	Amendment to FWI, Amendment to Memo	7/18/2014	Noble	10/6/2014	254/825-826

		Antero Resources Corporation	Frank Traksa and Charise A Traska	Water Impoundment		01-21433.000	Section 23 Beaver Township	Noble	8/6/2013	25.212	WIA, Memo WIA	8/6/2013	Noble OH	9/27/2013	231/963

Lasko	OH	Antero Resources Corporation	Timothy George Lasko	Water Impoundment Agreement		31-00244/31-00-246	Range 2, Section Lot 38 Richland Township	Guernsey	9/23/2013	71.32	WIA, Memo WIA	9/23/2013	Guernsey, Oh	12/10/2013	510/2253-2254

Hill		Antero Resources Corporation	The Hill Principle Protection Trust	Water Impoundment		32.21323.000	Section 18, Seneca Township	Noble	3/18/2014	107.5	Water Impoundment, Memo of WI, W9	3/18/2014	Noble	7/14/2014	250/404-405

Hill		Antero Resources Corporation	Jeffery S. Hill, Trustee of the Wilford S. Hill Heystone Inheritance Trust	Water Impoundment		37-11330.000	Seection 18, Seneca Towhnship	Noble	4/28/2014	41.37	FWI, Memo of FWI	4/28/2014	Noble	7/14/2014	250/406-407

Hothem 1	OH	Antero Resources Corporation	Hothem Family Properties	Water Impoundment and Compensation Agreement FW 1		Section 30 37-00365/37-00364 Book: 278/936-937	Section 30, Malagao Township	Belmont	5/23/2014	51	Water Impoundment, Memo, Hothem FWI 1&2	5/23/2014	Monroe	7/7/2014	278/936-937

Hothem 3	OH	Antero Resources Corporation	Hothem Family Properties	Water Impoundment and Compensation Agmt FW 3		Section 30 37-00365/37-00364, 278/796-797	Sectio 30, Somerset Township	Belmont	5/23/2014	40	Water Impoundment, Memo, Hothem FWI 3	5/23/2014	Belmont	7/7/2014	488/796-797

10

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BARNESVILLE LINE	WEISEND, DAVID L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/04/2013	20-015001.0000	24/03/2014	268/822 #201400074422	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/12/2012	20-015008.0000 20-015008.0000	24/03/2014	269/814 201400074420	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	ROE, DELLANO	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/04/2013	210120000000	24/03/2014	269/830 #201400074423	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	BIEDENBACH, DENNIS & ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/04/2013	20-015012.0000	24/03/2014	269/806 #201400074420	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	CARPENTER	HEFT, RUBY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/03/2013	200170000000	12/06/2013	244/665-672 #201300068553	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/10/2012	200170000000	24/04/2013	240/1002-1009 #201300067756	NOT REQUIRED	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	01/11/2012	200170000000	24/04/2013	240/1010-1014 #210300067757	NOT REQUIRED	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF SURFACE FACILITY	23/05/2013	200170000000	12/06/2013	244/709-711 #201300068559	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	17/05/2013	200170000000	12/06/2013	244/712-714 #201300068560	NOT REQUIRED	MONROE
OH	CARPENTER	COBLENTZ, MARVIN D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	25/10/2012	200170000000	24/04/2013	240/1015-1022 #201300067758	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE
OH	CARPENTER	KUHN JOSEPH ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	14/05/2013	200170060000 200160050000 210160051000 210110100000	19/09/2013	252/663-667 #20130007084	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/10/2012	21-001010.0000 21-001009.0000	24/09/2013	253/26-35 #201300070590	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	09/03/2013	21-001010.0000	24/09/2013	253/41-45 #201300070593	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	BYLER, DAN D. & SALLY G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/02/2013	21-001013.0000	24/09/2013	OR253/53-60 #201300070595	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	BOYD, HARRY & HOLLY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/03/2013	21-002017.000	24/09/2013	253/46-52 #201300070594	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	HOCHSTETLER, JAKE & SARAH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/01/2013	21-002008.0000	24/09/2013	253/69-76 #201300070597	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	MILLER, JONAS & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	21-002005.0000	24/09/2013	253/77-84 #201300070598	CONSENT TO ASSIGN NOT REQUIRED	MONROE

11

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	ERVIN	CARPENTER, JAMES DALE & RICHARD ALAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	21-002006.0000 21-008002.0000	24/09/2013	253/94-102 #201300070600	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	12/02/2013	21-009008.000 21-009007.000	24/04/2012	240/981-987 #201300067753	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	05/05/2013	21-009008.000 21-009007.000	06/06/2013	244/715-719 #201300068561	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	15/03/2013	21-009001.000 21-00918.0000	24/09/2013	253/36-40 #201300070592	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/07/2012	21-009001.000 21-00918.0000	13/02/2014	265/669-676 #201400073545	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	BYLER, DAVID & FANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/01/2013	21-002004.000 21-001002.000	24/09/2013	253/61-68 #201300070596	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	SCHEESER, ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/01/2013	21-002002.2000 21-002002.0000 21-002002.1000	03/12/2013	259/224-227 #201300072119 259/228-26 #201300072120	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/02/2013	21-009008.000 21-009007.000	24/09/2013	253/85-93 #201300070599	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN LINE	LEACH, ERIN M. (FORMERLY REX)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	26/09/2013	21-009001.0000 21-00918.0000	26/09/2013	265/677-678 #201400073546	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	06/10/2013	210110000000	14/02/2014	265/754-756 #201400073570	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/02/2013	20010006000	24/04/2013	240/980-988 #201300067754	NOT REQUIRED	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/02/2013	200170000000	24/04/2013	240/980-988 #201300067754	NOT REQUIRED	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/06/2012	210090000000	24/04/2013	240/952-960 #201300067749	NOT REQUIRED	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/06/2012	210090000000	24/04/2013	240/952-960 #201300067749	NOT REQUIRED	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	20/06/2012	210090000000	24/04/2013	240/961-966 #201300067750	CONSENT TO ASSIGN IS NOT REQUIRED	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	20/06/2012	210090000000	24/04/2013	240/961-966 #201300067750	NOT REQUIRED	MONROE
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/06/2012	210090000000	24/04/2013	240/967-975 #201300067751	NOT REQUIRED	MONROE

12

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	26/01/2013	210090000000	24/04/2013	240/976-80 #201300067752	NOT REQUIRED	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	05/05/2013	210090000000	12/06/2013	244/715- #201300068561	NOT REQUIRED	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	17/02/2013	200100020000 200100030000 200100040000 210100050000 210100060000 210100070000 210100080000	24/04/2013	240/996-1001 #201300067755	NOT REQUIRED	MONROE
OH	BATESVILLE	ERVIN, STEVEN & KATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/05/2013	01-0021322.001	07/03/2014	242/660-666 #201400063990	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	DOLLISON, CARL & LORI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/07/2013	36-0021026.000	13/02/2014	241/110-123 #201400063622	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	LONG, OMER ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/11/2012	01-0021193.000 01-0021191.000 01-0021196.000	08/10/2013	233/17-27 #201300061681	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	SLAGLE, PORTER DAVID & CHARLOTTE ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/01/2013	01-0021195.001	03/12/2013	236/356-363 #20130062513	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/12/2012	01-0021200.000	23/09/2013	231/471-479 #201300061295	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS	12/03/2013	01-0021200.000	23/09/2013	231/480-483 #201300061296	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	CARPENTER, MICKEY & DEBORAH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/12/2012	01-0021211.000	23/09/2013	231/446-453; #201300061292	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT		01-0021218.000 01-0021217.000 01-0050083.000	08/10/2013	233/132-143 #201300061699	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	MILLER, HARVEY J. & ALMA D., ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/12/2012	01-0021223.000 01-0021222.004 01-0021224.000 01-0021223.002	23/09/2013	231/462-470 #201300061294	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	LONG, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/10/2012	01-0021319.001	23/09/2013	231/493-500 #201300061299	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	LONG, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/07/2013	01-0021319.001			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	ERVIN, STEVEN & KATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/10/2012	01-0021322.001	07/03/2014	242/633-641 #201400063985	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/10/2012	01-0021324.000	23/09/2013	231/484-492; #201300061297	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

13

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	20/06/2013	01-0021324.000	03/12/2013	236/391-395 #201300062518	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	BROCK, MARK T.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/10/2012	01-0021325.000	23/09/2013	231/501-509 #201300061300	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/10/2012	01-0021326.000	03/12/2013	236/371-379 #201300062515	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	19/01/2013	01-0021326.000	03/12/2013	236/385-390 #201300062517	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS	19/01/2013	01-0021326.000	03/12/2013	236/389-84 #201300062516	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & PATRICIA MORRIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/01/2013	01-0021344.000 01-0021217.000		236/400-408 #201300062520	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	ROE, GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/02/2013	01-0021486.000	23/09/2013	OR231/518-525; 201300061303	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	NEUHART, TONY M. & JANICE M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/01/2013	01-0021486.001	23/09/2013	231/510-517 #201300061302	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/02/2013	01-0021490.000 01-0021491.000	12/02/2014	241/34-46 #201400063607	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/02/2013	01-0021490.000 01-0021491.000	01/02/2014	241/34	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	01/03/2013	01-0021491.000 01-0021490.000	01/02/2014	241/43	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	MILLER, JOE J. & BETTY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/10/2012	01-0050070.000	23/09/2013	231/454-46; #201300061293	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	07/08/2013	01-0050083.000	08/10/2013	233/144-148 #201300061701	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	ROE, KATHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/11/2012	01-0050111.000	08/10/2013	233/1-16 #201300061680	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	OLIVER, KENNETH J.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	17/04/2013	31-0021104			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	OLIVER, KENNETH	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	17/04/2013	31-0021104			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	01/06/2013	31-0021106 31-0051218			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	01/06/2013	31-0021106 31-0051218			NO CONSENT REQUIRED	NOBLE

14

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	MUSKINGUM ABOVE GROUND H2O	ROYER, SAMUEL T. III	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	12/04/2013	31-0021114			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	ROYER, SAMUEL III	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	12/04/2013	31-0021114			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	FARRAH, DAVID	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	18/04/2013	31-0021142.001			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	FARRAH, DAVID	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	18/04/2013	31-0021142.001			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	STACK, DEAN O.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	10/04/2013	31-0021145			NO CONSENT REQUIRED	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	STACK, DEAN O.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	10/04/2013	31-21145			NO CONSENT REQUIRED	NOBLE
OH	OH-MONROE	KLINKENBERG, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	21/06/2013	21-0080140.000			NOT REQUIRED	NOBLE
OH	UTICA	BATES, MARLENE A., TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/11/2012	23-0021070.000	06/06/2013	225/287-297 #201300059759	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/10/2012	23-0021074.000 23-0021080.000 23-0051062.000 23-0021073.000	23/04/2013	222/608-616 #210300059128	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	SHREVE, ROGER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	31/08/2012	23-0021078.000	23/04/2013	222/608-616 #210300059128	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	SHREVE, ROGER	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	28/11/2012	23-0021078.000	23/04/2013	222/631-636 #201300059131	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	12/06/2013	23-0021090.000	26/07/2013	227/1015-1019 #201300060448	NOT REQUIRED	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/09/2012	23-0021090.000 23-0051012.000	23/04/2013	222/507-597 #201300059125	NOT REQUIRED	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	14/02/2013	23-0021090.000 23-0051012.000	23/04/2013	222/598-603 #201300059126	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	16/04/2013	23-0021090.000 23-0051012.000	23/04/2013	222/604-607 #201300059127	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/04/2013	23-0021090.000 23-0051012.000	23/04/2013	222/604-607 #201300059127	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/09/2012	23-0021125.000	23/04/2013	222/645-652 #201300059133	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

15

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFCATION OF PERMANENT EASEMENT & OPTION AGREEMENT	11/11/2012	23-0021125.000	23/04/2013	222/653-658 #201300059134	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	AMERIWOOD, LTD.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/11/2012	23-0021126.000	23/04/2013	222/637-644 #210300059132	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	AMERIWOOD, LTD.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	04/06/2013	23-0021126.000	26/07/2013	227/994-998 #20130	NOT REQUIRED	NOBLE
OH	UTICA	COBLENTZ, MARVIN D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	25/10/2012	23-0021144.000	23/04/2013	222/659-666 #201300059136	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BONAR, KENNETH & AUDREY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/09/2012	23-0021151.000	23/04/2013	222/675-682 #201300059138	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	04/01/2013	23-0021160.000	19/09/2013	231/265-266 #201300061252	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	04/01/2013	23-0021161.000	19/09/2013	231/265-266 #201300061252	NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	16/11/2012	23-0021161.000 23-21240.000	06/06/2013	225/306-308 #201300059761	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MCVICKER, JAMES & JANIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/11/2012	23-0021238.000	23/04/2013	222/691-698 #201300059140	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	THOMPSON, DENNIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/11/2012	23-0021238.002	23/04/2013	222/783-790 201300059154	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/12/2012	23-0021244.000	23/04/2013	222/683-690 #201300059139	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/12/2012	23-0021244.000	19/09/2013	231/263-264 #201300061251	NOT REQUIRED	NOBLE
OH	UTICA	HANNAHS, NORMA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/09/2012	23-0051016.000 23-0021125.002	23/04/2013	222/767-774 #201300059152	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/07/2012	23-0051017.000	06/06/2013	225/325-332 201300059675	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFCATION OF PERMANENT EASEMENT & OPTION AGREEMENT	03/03/2013	23-0051017.000	06/06/2013	225/333-335 #201300067749	NOT REQUIRED	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/07/2012	23-0051017.000	06/06/2013	225/325-332 201300059675	NOT REQUIRED	NOBLE
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	04/02/2013	23-0051062.000	23/04/2013	222/617-621 #201300059129	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	HANNAHS, DOUGLAS & BETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/09/2012	23-0051064.000	23/04/2013	222/775-782 201300059153	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

16

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/10/2012	23-0051118.000	23/04/2013	222/783-790; #201300059154	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	26/04/2013	23-0051118.000	26/07/2013	227/961-965 #201300060437	NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	04/01/2013	23-21240.000	19/09/2013	231/265-266 #201300061252	NOT REQUIRED	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/10/2012	23-21240.000 23-0021160.000	06/06/2013	225/298-305 #201300059760	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	18/05/2013	31-0021054.000	06/06/2013	225/282-286 #201300059758	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	18/06/2013	31-0021054.000	26/07/2013	227/1025-1029 #201300060450	NOT REQUIRED	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/10/2012	31-0021056.000 31-0021057.000	23/04/2013	222/563-570 #201300059120	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/02/2013	31-0021056.000 31-0021057.000	23/04/2012	222/571-574 #201300059121	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	26/03/2013	31-0021056.000 31-0021057.000	23/04/2012	222/575-578 #201300059122	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/06/2013	31-0021057.000	26/07/2013	227/966-970 #201300060438	NOT REQUIRED	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/10/2012	31-0021069.000 31-0021054.000 31-0051149.000 31-0021070.000	17/04/2013	222/101-109 #201300059024	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	18/06/2013	31-0021070.000	26/07/2013	227/1020-1024 #201300060449	NOT REQUIRED	NOBLE
OH	UTICA	CLEARY, JON, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT - ADD TRACTS	19/10/2012	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	06/06/2013	225/319-322 #201300059763	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	CLEARY, JON, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT- MULTIPLE LINES	01/03/2013	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	06/06/2013	225/323-324 #201300059764	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	CLEARY, JON, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/10/2012	31-0021101.000 31-0051132.003	06/06/2013	225/309-318 #201300059762	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/08/2012	31-0021104.000	23/04/2013	222/579-586 #201300059123	NOT REQUIRED	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	25/10/2012	31-0021104.000	23/04/2013	222/587-589 #201300059124	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

17

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	02/05/2013	31-0021104.000	26/07/2013	227/1004-1008 #201300060446	NOT REQUIRED	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	02/05/2013	31-0021104.000	26/07/2013	227/999-1003 #201300060445	NOT REQUIRED	NOBLE
OH	UTICA	CAIN, DOUGLAS & DEBBIE, ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2012	31-0021111.000	06/06/2013	225/258-268 #201300059755	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/07/2012	31-0021251.000	23/04/2013	222/537-544 #201300059116	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	`11/10/12	31-0021251.000	23/04/2013	222/545-549 #201300059117	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/07/2013	31-0021251.000	26/07/2013	227/971-975 #201300060439	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	13/06/2013	31-0021255.000 31-0051115.007	26/07/2013	227/976-980 #20130006440	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	01/02/2013	31-0021261.000	23/04/2013	222/470-474 #201300059106	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2012	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000 31-0051115.007	23/04/2013	222/447-456 #201300059103	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	01/02/2013	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000 31-0051115.007	23/04/2013	222/457-463 #201300059104	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	29/10/2012	31-0021264.000	23/04/2013	222/475-479 201300059107	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	13/06/2013	31-0021264.000	26/07/2013	227/981-985 #201300060441	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/08/2012	31-0021340.000	11/12/2012	215/176 #201200057194	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	28/08/2012	31-0021340.000	11/12/2012	215/184-188 #201200057195	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	02/02/2013	31-0021340.000	23/04/2013	222/726-731 #201300059145	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	28/08/2012	31-0021340.000	11/12/2012		CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

18

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/07/2012	31-0021342.000 31-0021346.000 31-0021347.000	11/12/2012	215/145-156 #201200057190	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	25/10/2012	31-0021342.000 31-0021346.000 31-0021347.000	11/12/2012	215/157-162 #201300057191	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	04/12/2012	31-0021342.000 31-0021346.000 31-0021347.000	23/04/2013	222/436-441 #20130005	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	04/12/2012	31-0021342.001	23/04/2013	222/436-441 #20130005	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT	13/02/2013	31-0021342.001	23/04/2013	222/442 #20130005	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL J., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/06/2012	31-0021343.000	11/12/2012	215/136-143 #201200057188	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	04/12/2012	31-0021346.000	23/04/2013	222/436-441 #20130005	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	04/12/2012	31-0021347.000	23/04/2013	222/436-441 #20130005	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	04/12/2012	31-0021347.000			NOT REQUIRED	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2012	31-0021349.000	17/04/2013	222/110-120 #201300059025	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/11/2012	31-0021349.000	17/04/2013	222/121-127 #201300059026	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	28/07/2013	31-0021349.000	19/09/2013	231/277-284 #201300061255	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/08/2012	31-0021356.000	11/12/2012	215/163-170 #201200057192	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	09/11/2012	31-0021356.000	11/12/2012	215/171-175 #201200057193	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	12/11/2012	31-0051028.000 31-0021369.000	23/04/2013	222/499-503 #201300059111	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/06/2012	31-0051028.000 31-0021369.000	23/04/2013	222/504-511 #201300059112	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & APRIL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/07/2012	31-0051115.002	23/04/2013	222/550-557 #201300059118	NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & APRIL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	06/11/2013	31-0051115.002	23/04/2013	222/558-562 #201300059119	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

19

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	29/10/2012	31-0051115.007 31-0021038.000 31-0021255.000	23/04/2013	222/464-469 #201300059105	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	01/02/2013	31-0051214.005	23/04/2013	222/470-474 #201300059106	NOT REQUIRED	NOBLE
OH	WILLS CREEK	ELLISON, BARBARA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	13/06/2013	31-0000052.000	13/02/2014	513/536-539 #201400001406	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	ELLISON, BARBARA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/02/2013	31-0000052.000	13/02/2014	513/528	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/02/2013	31-0000426.000	13/02/2014	513/518-524 #201400001403	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	14/03/2013	31-0000426.000	13/02/2014	513/525-527 #201400001404	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	18/06/2013	37-0011311.000	13/02/2014	241/132-137 #201400063625	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	18/06/2013	37-0011311.000	13/02/2014	241/138-141 #201400063626	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	WILLS CREEK	SAYRE, DWAYNE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	20/04/2013	37-0011328.000	26/07/2013	227/928-934 #201300060433	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/02/2013	37-11304.001			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/02/2013	37-11311	13/02/2014	241/124	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/02/2013	37-21308.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/02/2013	37-29074.000 37-21318.000 37-11295.000			CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
OH	ERVIN LINE	BROCK, MARK T.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	03/11/2012	01-0021325.000	23/09/2013	231/508-509 #201300061301	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/10/2012	8-19-8	22/02/2013	305/333 #172479	NOT REQUIRED	DODDRIDGE
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	05/10/2012	8-19-8	04/09/2013	312/192 #182512	NOT REQUIRED	DODDRIDGE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/10/2012	8-19-6 8-19-1	11/01/2013	304/556 #170546	NOT REQUIRED	DODDRIDGE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION FOR ADDITIONAL LINES	27/10/2012	8-19-6 8-19-1	11/01/2013	304/536 #170541	NOT REQUIRED	DODDRIDGE

20

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	BEE LEWIS WATER IMPOUNDMENT	LEWIS PAUL BEE	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	04/08/2012	6-19	13/09/2013	312/700 183144	NO CONSENT REQUIRED	DODDRIDGE
WV	BEE LEWIS WATER IMPOUNDMENT	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	19/02/2013	7-19	18/03/2013	305/534 173818	NO CONSENT REQUIRED	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2012	6-2-1	21/09/2012	302/696 #166790	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	20/02/2013	6-2-1	06/09/2013	312/277 #182687	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/01/2012	6-3-1	21/09/2012	302/708 #166792	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	26/04/2013	6-3-1	19/08/2013	311/218 #181743	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/03/2012	8-23-1	22/02/2013	305/312 #172474	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/02/2013	8-23-1	22/02/2013	305/312 #172474	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	29/05/2013	8-23-1	04/09/2013	305/312 #172474	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L & SUSAN C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	19/02/2013	6-3-2	12/09/2013	312/578 #183048	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L. & SUSAN C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2	28/06/2012	301/588 #163918	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/04/2012	8-23-2	19/08/2013	311/201 #181740	ASSIGNMENT WITH LANDOWNER NOTICE AND APPROVAL REQUIRED. NO ASSIGNMENT WILL BE EFFECTIVE WITHOUT WRITTEN CONSENT FROM THE LANDOWNER, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD.	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUPPLEMENT	18/06/2013	8-23-2	N/A	N/A	NOT REQUIRED	DODDRIDGE

21

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	08/02/2012	6-3-6	19/06/2013	309/508 #178267	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/02/2013	6-3-6	26/07/2012	302/135 #164846	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	LACY, RALPH M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/02/2012	6-1-8	21/09/2012	302/690 #166788	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	LACY, RALPH M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	21/02/2013	6-1-8	06/09/2013	312/275 #182686	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	10/11/2012	8-19-8	04/09/2013	312/219 #182514	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/02/2012	8-19-8	21/09/2012	303/61 #166806	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	05/10/2012	8-19-8	04/09/2013	312/219 #182518	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	24/04/2013	8-19-8	04/09/2013	312/219 #182514	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/01/2012	6-1-10	21/09/2012	302/702 #166791	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	21/02/2013	6-1-10	18/06/2013	309/499 #178115	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/04/2012	8-20-14	26/07/2012	302/129 #164845	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE (WATER)	26/04/2013	8-20-14	19/08/2013	311/225 #181745	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/03/2012	8-19-15	19/09/2013	303/17 #166798	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	24/04/2013	8-19-15	19/08/2013	311/222 #181744	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	PERINE, IRA H.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/01/2012	8-19-22	21/09/2012	303/1 #166795	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/01/2012	6-1-10.3	21/09/2012	303/43 #166803	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND EASEMENT AGREEMENT	14/03/2013	6-1-10.3	18/06/2013	309/499 #178115	NOT REQUIRED	DODDRIDGE

22

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	GROUND LEASE AGREEMENT	04/06/2013	6-1-10.3	15/10/2013	315/384 #184756	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-1-3 ; 6-1-4	28/06/2012	301/610 #163923	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	15/03/2013	6-1-3 6-1-4	06/09/2013	312/277 #182687	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	22/01/2012	6-3-1.1	26/07/2012	302/140 #164847	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W. & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	08/05/2013	6-3-1.1	11/09/2013	312/467 #182978	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	02/05/2013	6-3-12 6-3-12.1	28/06/2012	301/565 #163909	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	27/04/2012	6-3-12.1	28/06/2012	301/565 #163909	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	02/05/2013	6-3-12.1 6-3-12	19/06/2013	309/514 #178269	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2.2	23/08/2013	311/473 #181989	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2.2	23/08/2013	311/473 #181990	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	26/02/2013	6-3-2.2	23/08/2013	311/473 #181990	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	CLYNE, TIMOTHY R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/01/2012	6-3-6.1	28/06/2012	301/621 #163925	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	CLAY, FREDDIE LEE & PATSY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/02/2012	8-19-23.1	21/09/2012	302/720 #166794	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/02/2012	8-19-23.2	21/09/2012	303/10 # 166797	NOT REQUIRED	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	27/04/2012	8-19-23.2	21/09/2012	303/7 #166796	NOT REQUIRED	DODDRIDGE
WV	BONNELL TO SWISHER	JAMES AND JACQULINE BONNELL	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT	20/09/2012	12-15	25/10/2012	303-602	YES	DODDRIDGE
WV	BONNELL TO SWISHER	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA	22/03/2012	12-17		Whitehair Pad	YES	DODDRIDGE

23

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	BONNELL TO SWISHER	ELTON WHITEHAIR	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA	09/12/2011	12-18	30/01/2012	262-636	YES	DODDRIDGE
WV	BONNELL TO SWISHER	LEOAN SWISHER	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA	18/07/2012	13-9	02/08/2012	302-271	YES	DODDRIDGE
WV	BONNELL TO WOLF PEN	BOWYER, NORMA SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/05/2013	6-8-5			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	BARR, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT	12/06/2014	6-12-10			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	BONNELL, JAMES & JACQUELINE	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT	20/09/2012	6-12-15.1			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL WATER IMPOUNDMENT	JAMES THEODORE BARR JR & BERNICE JOANN BARR	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	06/08/2012	10-12				DODDRIDGE
WV	BONNELL WATER IMPOUNDMENT	JAMES F BONNELL & JACQUELINE S BONNELL	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	12/05/2003	15-12				DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/02/2012	3-9-31	12/04/2012	299/113 #161846	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/05/2013	3-9-31	19/02/2014	321/73 #193763	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/12/2011	3-13-17 3-13-21 3-13-22 8-9-6	28/03/2012	297/589 #161379	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/06/2012	3-13-17 3-13-21 3-13-22 8-9-6	23/04/2013	306/128 #175462	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	SWENTZEL, FRANCES L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/03/2012	3-13-6 3-13-7 3-13-13 3-13-14	12/04/2012	299/123 #161847	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	SWENTZEL, FRANCES L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	16/05/2013	3-13-6 3-13-7 3-13-13 3-13-14	19/02/2014	321/78 #193765	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, ETHYLN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/04/2012	3-6-26.9	03/10/2012	303/205 #167155	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	WILLIAMS, LARRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/03/2012	3-9-18 3-9-18.1 3-9-36	12/04/2012	299/129 #161848	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	WILLIAMS, LARRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	26/06/2013	3-9-18 3-9-18.1 3-9-36	02/01/2014	319/404 #190091	NOT REQUIRED	DODDRIDGE

24

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, JOHN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/03/2012	3-9-2.1	20/11/2012	304/89 #168825	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, JOHN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	02/06/2013	3-9-2.1	19/02/2014	321/52 #193756	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, BRIAN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/02/2012	3-9-2.2	03/10/2012	303/199 #167149	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	YERKEY, RONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/03/2012	3-9-3 3-9-4 3-9-19 3-9-9	03/10/2012	303/129 #161848	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	YERKEY, RONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	05/07/2013	3-9-3 3-9-4 3-9-19 3-9-9	07/08/2014	332/334 #206961	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	FORESTER, YVONNE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/10/2011	3-5-3	12/04/2012	299/97 #161843	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	FORESTER, YVONNE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	01/05/2013	3-5-3	13/05/2013	309/239 #176394	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JACKSON, VANCE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/09/2011	3-8-3	21/03/2012	297/479 #161188	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JACKSON, VANCE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	21/06/2013	3-8-3	02/01/2014	319/415 #190096	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/02/2012	3-2-5	02/04/2012	298/354 #161480	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/02/2012	3-2-5	02/04/2012	298/348 #161479	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/11/2011	3-2-9	12/04/2012	299/86 #161841	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	SMITH, ROBERT J. & CINDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/11/2011	3-5-9	12/04/2012	299/108 #161845	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	SMITH, ROBERT J. & CINDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	28/04/2013	3-5-9	13/05/2013	309/243 #176395	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	ASH, WALLACE & IDA CATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/09/2011	3-6-24	21/03/2012	297/470 #161187	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	ASH, WALLACE & IDA CATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	26/06/2013	3-6-24	06/09/2013	312/260 #182680	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	LUCAS, ROGER J. & CARRI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	25/10/2011	3-2-4.1	12/04/2012	299/92 #161842	NOT REQUIRED	DODDRIDGE

25

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	CANTON SOUTH AND CANTON WATER	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/03/2012	3-2-4.2	12/04/2012	299/75 #161840	REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	PRATT, DENZIL F. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/03/2012	3-5-18 3-5-19 3-5-20 3-5-10	21/03/2012	297/480 #161189	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	PRATT, DENZIL F. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/04/2013	3-5-18 3-5-19 3-5-20 3-5-10	10/05/2013	309/223 #176284	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CHESTNUT GROVE CHURCH TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/09/2011	3-5-30 3-5-30.1	21/03/2012	297/457 #161184	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JORDAN FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/11/2011	3-5-7 3-5-8	12/04/2012	299/102 #161844	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JORDAN FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	28/03/2013	3-5-7 3-5-8	10/05/2013	309/219 #176283	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	STANLEY, TOBY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/09/2011	3-6-18.1	21/03/2012	297/465 #161186	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	STANLEY, TOBY	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/06/2013	3-6-18.1	19/02/2014	321/38 #193753	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/09/2011	3-9-35 3-9-2.1	22/03/2012	297/463 #161201	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	01/03/2012	3-9-35 3-9-2.1	21/03/2012	297/463 #161185	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	16/07/2013	3-9-35 3-9-2.1	06/09/2013	312/260 #182680	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/09/2011	5-20-13.1	03/09/2013	424/826 #77107	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/06/2012	5-20-13.1	28/05/2013	417/20 #72895	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	25/08/2012	5-20-13.1	28/05/2013	417/25 #72896	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	HAMILTON, GARY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/03/2012	5-20-15; 5-10-4	30/04/2012	395/386 #59334	NOT REQUIRED	DODDRIDGE
WV	DIANE DAVIS	DAVIS, LOUELLA DIANE AND JONATHAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/08/2013	1-7-2	06/12/2013	318/500 #188582	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-12-34	02/04/2012	298/367 #161482	NOT REQUIRED	DODDRIDGE

26

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-12-34	02/04/2012	298/360 #161481	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS EASEMENT AGREEMENT	16/11/2012	6-12-34	19/09/2013	313/269 #183431		DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/03/2012	6-12-34	10/04/2012	298/695 #161755	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	13/09/2012	6-12-34	20/11/2012	304/100 #168827	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	14/09/2012	6-12-34	20/11/2012	304/95 #168826	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/02/2012	6-15-1	10/04/2012	299/01 #161759	NOTICE WITHIN 60 DAYS AFTER ASSIGNMENT	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	16/07/2012	6-14-16	12/09/2013	312/545 #183043	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/04/2013	6-14-16	10/04/2012	298/709 #161757	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/12/2011	6-12-33 6-15-2.2	17/09/2013	313/99 #183249	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	13/05/2012	6-12-33 6-15-2.2	17/09/2013	313/105 #183250	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	13/05/2013	6-12-33 6-15-2.2	17/09/2013	313/108 #183251	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	HAWKINBERRY, DENZIL W., II ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/01/2012	6-14-16.3	10/04/2012	298/702 #161756	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/12/2011	6-15-13.2	10/04/2012	298/687 #161754	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	12/08/2012	6-15-13.2	05/10/2012	303/300 #167311	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/02/2012	6-15-13.2	10/04/2012	298/717 #161758	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/12/2011	6-15-2 6-15-3	10/04/2012	299/10 #161760	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	18/06/2013	6-15-2 6-15-3	17/09/2013	313/56 #183244	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/01/2012	6-15-2.1	24/10/2012	303/578 #167995	NOT REQUIRED	DODDRIDGE

27

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	06/04/2012	6-15-2.1	09/12/2013	318/644 #188830	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	22/05/2013	6-15-2.1	17/09/2013	313/60 #183245	NOT REQUIRED	DODDRIDGE
WV	FOREMAN WATER IMPOUNDMENT	BURNER LAND CO. INC	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	16/07/2012	9-7	25/07/2012	302/83 164798	NOT REQUIRED	DODDRIDGE
WV	FOREMAN WATER IMPOUNDMENT	DENNIS FOREMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	03/05/2012	10-7	24/05/2012	301/108 162979	NOT REQUIRED	DODDRIDGE
WV	FOREMAN WATER IMPOUNDMENT	LAWRENCE J JONES AND JACQUELINE JONES	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	16/08/2012	12.2-6	28/08/2012	275/456 165999	NOT REQUIRED	DODDRIDGE
WV	FOREMAN WATER IMPOUNDMENT	CLEVENGER, RICHARD D. & MARGEURITE A.	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	03/05/2012	21-7			NOT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	CLIFFORD BASH	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	06/01/2012	32-11	25/02/2013	305/363 172511	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	BERNARD HURST JR AND CAROL HURST	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	09/10/2012	32-11	08/11/2012	304/13 168389	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	LAURA MATUNDA	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	14/12/2012	32-11	25/02/2013	305/386 172520	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	KRISTI NICHOLSON	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	17/10/2012	32-11	08/11/2012	304/23 168394	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	CLARENCE EVERETT SPERRY AND JOSEPHINE H SPERRY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	09/11/2012	32-11	05/12/2012	304/197 169164	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	JANET SPERRY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	03/11/2012	32-11	05/12/2012	304/195 169163	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	DIANE SPERRY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	05/11/2012	32-11	05/12/2012	304/199 169165	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	JEAN A NICHOLSON	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	10/10/2012	32-11	08/11/2012	304/21 168393	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	GARY L NICHOLSON AND SHIRLEY NICHOLSON	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	05/11/2012	32-11	05/12/2012	304/209 169170	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	KATHERINE TAYLOR	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	30/04/2013	32-11	23/07/2013	310/509 180217	NO CONSENT REQUIRED	DODDRIDGE
WV	HEFLIN WATER IMPOUNDMENT	JEFFREY J FORD	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	26/10/2012	36-11	08/11/2012	303/723 168379	NO CONSENT REQUIRED	DODDRIDGE
WV	HINTER HEIRS NORTH WATER IMPOUNDMENT	DAVID & VIVIAN BURTON AND RICHARD AND LORETA DELANEY	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	20/12/2012	12-15	25/02/2013	305/383 172519	NO CONSENT REQUIRED	DODDRIDGE

28

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	HINTER HEIRS SOUTH WATER IMPOUNDMENT	DAVID & VIVIAN BURTON AND RICHARD AND LORETA DELANEY	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	20/12/2012	12-15			NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 XING	RACE, FRANK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/05/2013	8-13-18	09/12/2013	318/627 #188822	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	BLAND, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	30/03/2012	3-16-15.2	09/12/2013	318/647 #188832	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	BLAND, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/08/2012	3-16-15.2	PENDING	PENDING	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	BALLENGER, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/05/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	26/02/2014	321/236 #194165	NOT REQUIRED	DODDRIDGE
WV	JAMES WEBB FRESH WATER IMPOUNDMENT	JAMES E WEBB	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	08/05/2013	3-15				DODDRIDGE
WV	JON DAVIS	DAVIS, JONATHAN L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/06/2012	1-7-1	19/09/2013	313/263 #183430	NOT REQUIRED	DODDRIDGE
WV	LAKE WATER IMPOUNDMENT	BIG UNITED METHODIST CHURCH	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	04/03/2013	9-12				DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND EASEMENT FOR ADDITIONAL PIPELINE	14/03/2012	3-19-39	19/06/2013	309/517 #178270	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/04/2012	3-19-39	28/06/2012	301/615 #163924	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	POWELL, DENNIS AND MELLIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/11/2011	3-19-33; 3-19-32; 3-19-31.2; 3-19-31.1: 3-19-31; 3-19-10	11-7-2011 & 12-2-2011	294/579 #157890 & 295/38 #158340	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	RIVERS, HOWARD J. AND TAMMY S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/03/2012	6-2-11.1	12/09/2012	302/673 #166785	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2012	6-2-2 6-2-4 6-2-8	21/09/2012	302/682 #166787	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION FOR ADDITIONAL LINES	20/02/2013	6-2-2 6-2-4 6-2-8	18/09/2012	302/679 #166786	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/02/2013	6-2-2 6-2-4 6-2-8	21/08/2013	311/459 #181869	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/05/2012	6-2-7 6-4-7	28/06/2012	301/593 #163919	NOT REQUIRED	DODDRIDGE
WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/03/2013	6-2-7 6-4-7	28/06/2012	301/593 #163919	NOT REQUIRED	DODDRIDGE

29

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	LEMLEY WATER IMPOUNDMENT	DENNIS S POWELL AND KAY L POWELL	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	07/02/2013	7.8-10/25-10				DODDRIDGE
WV	MARSDEN WATER IMPOUNDMENT	RICHARD E MARSDEN & WILMA J MARSDEN	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	3/-/2012	16-4	23/07/2014	331/436 205723	NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/12/2012	1-10-18	17/09/2013	313/19 #183234	NOT REQUIRED	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	04/12/2012	1-10-18	17/09/2013	313/26 #183235	NOT REQUIRED	DODDRIDGE
WV	MCGILL	CLARK, TERESA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/09/2012	1-10-19	08/02/2013	305/104 #171725	NOT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/07/2012	1-10-20	08/02/2013	305/123 #171729	NOT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	30/10/2012	1-10-20	08/02/2013	305/129 #171730	NOT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	29/05/2013	1-10-20	08/02/2013	305/131 #171731	NOT REQUIRED	DODDRIDGE
WV	MCGILL	MCGILL, FRANK E. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	12/12/2012	1-9-21	17/09/2013	313/40 #183237	NOT REQUIRED	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/12/2012	1-10-18.1	17/09/2013	313/47 #183238	NOT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	30/10/2012	1-10-20 & 1-10-25	08/02/2013	305/136 #171732	NOT REQUIRED	DODDRIDGE
WV	MCGILL	CHIPPS, PERRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/08/2012	1-10-27; 1-10-26; 1-10-28	26/08/2012	311/494 #182040	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/02/2012	6-15-1	19/08/2013	311/188 #181734	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	14/06/2013	6-15-1	19/08/2013	311/196 #181735	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	29/10/2011	6-14-9	08/02/2013	305/195	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/12/2011	6-14-9	08/02/2013	305/190 #171757	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/12/2011	6-15-12	10/04/2012	298/687 #161754	NOT REQUIRED	DODDRIDGE

30

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/02/2012	6-14-16	10/04/2012	298/709 #161757	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	16/07/2012	6-14-16	12/09/2013	312/545 #183043	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	13/05/2013	6-12-33 & 6-15-2.2	17/09/2013	313/108 #183251	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/12/2011	6-12-33 6-15-2.2	17/09/2013	313/99 #183249	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/12/2011	6-12-33 6-15-2.2	17/09/2013	313/99 #183249	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT	13/05/2012	6-12-33 6-15-2.2	17/09/2013	313/105 #183250	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/05/2013	6-12-34 6-12-39	09/09/2013	312/292 #182713	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/02/2012	6-15-13.2	10/04/2012	298/717 #161758	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	24/06/2013	6-15-13.2	17/09/2013	313/7 #183232	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/12/2011	6-15-2 6-15-3	10/04/2012	299/10 #161760	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	18/06/2013	6-15-2 6-15-3	17/09/2013	313/56 #183244	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/01/2012	6-15-2.1	24/10/2012	303/578 #167995	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	22/05/2013	6-15-2.1	17/09/2013	313/60 #183245	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-15-8 6-15-9 6-12-34 6-12-39	02/04/2012	298/367 #161482	NOT REQUIRED	DODDRIDGE
WV	MOORE	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	15/03/2013	3-16-4 3-16-1	12/09/2013	312/581 #183049	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	NOLL, JUDITH A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/12/2011	3-13-38	28/03/2012	297/533 #161369	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	NOLL, JUDITH A.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	29/03/2013	3-13-38	11/09/2013	312/463 #182976	NOT REQUIRED	DODDRIDGE

31

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	MOORE AND CANTON WATER	HAUG, ROBERT & BETTY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS	27/02/2012	8-9-2	28/03/2012	297/583 #161377	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	15/02/2012	38062	28/03/2012	297/529 #161368	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON THEODORE, JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/03/2012	3-16-13	28/03/2012	297/539 #161370	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON THEODORE, JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	09/08/2013	3-16-13	02/01/2014	319/433 #190105	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	SULLIVAN, J. NELSON & ELLEN JOAN, H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	19/03/2012	3-17-17	27/04/2013	299/433 #162234	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	25/06/2013	3-16-19	28/03/2012	297/563 #161374	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	25/06/2013	3-16-19	02/01/2014	319/429 #190102	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/12/2011	3-13-29	28/03/2012	297/570 #161375	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	08/04/2013	3-13-29	19/09/2013	313/327 #183441	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/12/2011	3-13-17 3-13-21 3-13-22 8-9-6	28/03/2012	297/589 #161379	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	08/04/2012	3-13-17 3-13-21 3-13-22 8-9-6	04/09/2013	312/214 # 182517	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	09/10/2012	3-13-17 3-13-21 3-13-22 8-9-6	05/11/2013	316/623 #186377	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/11/2011	3-16-1 3-16-4	28/03/2012	297/553 #161372	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	BLAND, JAMES ET UX AND HASS, RONALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	30/03/2012	3-16-15.2	27/04/2012	299/437 #162235	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/11/2011	3-16-4.2	28/03/2012	297/595 #161380	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/05/2013	3-16-4.2	02/01/2014	319/419 #190097	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/12/2011	3-16-6 3-16-5	27/04/2012	299/427 #162233	NOT REQUIRED	DODDRIDGE

32

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	24/02/2012	3-16-6 3-16-5	28/03/2012	297/559 #161373	NOT REQUIRED	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/05/2013	3-16-6 3-16-5	19/02/2014	321/157 #193869	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	17/08/2012	1-6-1	22/02/2013	305/300 #172471	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/04/2014	1-6-1	22/02/2013	305/307 #172473	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	JAMES, WILLIAM PATRICK ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/07/2012	1-6-6	19/02/2013	408/549 #68567	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	KELLEY, CHARLES & KIMELA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	22/07/2013	1-6-47; 1-6-12	19/09/2013	313/222 #183422	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	02/05/2013	3-14-7 & 3-14-7.1 & 3-14-13 &3-14-14 & 3-14-14.1 & 3-14-18 & 3-14-18.1 &3-14-9 & 3-14-20 &3-14-20.1 & 3-14-20.2	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/07/2012	3-14-7.1; 3-14-19; 3-14-20; 3-14-20.1; 3-14-20.2	21/02/2013	319/10 #201300000807	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT TO ADD WATER LANGUAGE TO AGREEMENTS	26/12/2012	3-14-7.1; 3-14-19; 3-14-20; 3-14-20.1; 3-14-20.2	21/02/2013	319/17 #201300000808	NOT REQUIRED	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT TO ADD WATER LINES	02/10/2012	5-17-12	PENDING	PENDING	NOT REQUIRED	DODDRIDGE
WV	PEARL JEAN NORTH WATER IMPOUNDMENT	DEAN R PENNINGTON AND MARTHA A PENNINGTON	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	08/02/2013	21/28/1/51-16/17/20/20				DODDRIDGE
WV	PEARL JEAN SOUTH WATER IMPOUNDMENT	DEAN R PENNINGTON AND MARTHA A PENNINGTON	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	08/02/2013	21/28/1/51-16/17/20/20				DODDRIDGE
WV	PRIMM	BOYCE, CARLTON ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/01/2013	1-12-4	11/09/2013	312/396 #182955	NOT REQUIRED	DODDRIDGE
WV	PRIMM	MITCHELL, DAVID ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/01/2013	1-12-6	12/09/2013	312/557 #183045	NOT REQUIRED	DODDRIDGE
WV	PRIMM	PRIMM, LOREN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/02/2013	1-15-17	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	PRIMM	JONES, EVERETT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/09/2012	1-12-21	12/09/2013	312/571 #183047	NONE REQUIRED	DODDRIDGE

33

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	15/10/2012	1-10-27	26/08/2013	311/509 #182042	NOT REQUIRED	DODDRIDGE
WV	PRIMM	GAIN, TEDDY LEEMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	19/12/2012	1-15-27	11/09/2013	312/426 #182967	NOT REQUIRED	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	27/02/2013	1-10-26 1-10-27	PENDING	PENDING	NOT REQUIRED	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	21/09/2012	1-10-26 1-10-27			NONE REQUIRED	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/08/2012	1-10-26 1-10-27 1-10-28	26/08/2013	311/494 #182040	NONE REQUIRED	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	15/10/2012	1-10-27 1-10-28	26/08/2013	311/504 #182041	NOT REQUIRED	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/02/2013	1-12-10 1-12-12 1-12-13	12/09/2013	312/538 #183042	NOT REQUIRED	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	07/03/2013	1-12-10 1-12-12 1-12-13	19/09/2013	313/343 #183446	NOT REQUIRED	DODDRIDGE
WV	PRIMM	JONES, EVERETT T. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/09/2012	1-12-11 1-12-28 1-12-29	19/09/2013	313/302 #183436	NONE REQUIRED	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/10/2012	1-12-3 1-12-17 1-13-30	12/09/2013	312/564 #183046	NOT REQUIRED	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	14/12/2012	1-12-3 1-12-17 1-13-30	12/09/2013	312/584 #183050	NOT REQUIRED	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/12/2012	1-12-3 1-12-17 1-13-30 1-15-16.1	12/09/2013	312/516 #183039	NOT REQUIRED	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	31/07/2012	1-12-3 1-12-30 1-12-17	19/09/2013	313/225 #183423	NOT REQUIRED	DODDRIDGE
WV	PRIMM	BOYCE, CARLTON	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	25/02/2013	1-12-6.5	12/09/2013	312/538 #183042	NOT REQUIRED	DODDRIDGE
WV	PRIMM	LLOYD, JR., CECIL F. & KATHRYN L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/01/2013	1-15-9.6	09/01/2014	319/96 #190618	NOT REQUIRED	DODDRIDGE
WV	PRIMM	STOUT, RICHARD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/01/2013	1-9-60 1-13—1	12/09/2013	312/550 #183044	NOT REQUIRED	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	14/12/2012	1-12-30	12/09/2013	312/584 #183050	NONE REQUIRED	DODDRIDGE

34

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	PRIMM WEST	WEBB, STANLEY R. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/10/2013	1-15-2	09/01/2014	319/570 #190612	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	WEBB, JAMES (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/02/2013	1-15-3	09/01/2014	319/563 #190611	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/02/2013	1-11-8 3-37-1	30/01/2014	324/491 #201400000510	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & VALVE SITE AGREEMENT	14/12/2012	1-12-3 1-12-17 1-12-30 1-15-16.1	12/09/2013	312/516 #183039	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & VALVE SITE AGREEMENT	04/02/2013	1-12-36 1-12-37	PENDING	PENDING	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/06/2013	1-12-37.2 1-12-38	PENDING	PENDING	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	BRITTON, WILLIAM ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/01/2013	1-15-1.1 1-14-3 1-14-3.1	OPTION ONLY	OPTION ONLY	NONE REQUIRED	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/12/2011	6-14-9	08/02/2013	305/190 #171757	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/12/2011	6-14-9	08/02/2013	305/190 #171757	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIEPLINE EASEMENT	16/07/2012	6-14-9	08/02/2013	305/195 #171758	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/02/2012	6-14-16	10/04/2012	298/709 #161757	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	24/04/2013	6-14-16	17/09/2013	313/54 #183241	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	16/07/2012	6-14-16	12/09/2013	312/545 #183043	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/02/2012	6-14-16	10/04/2012	298/709 #161757	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	16/07/2012	6-14-16	12/09/2013	312/545 #183043	NOT REQUIRED	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIEPLINE EASEMENT	24/04/2013	6-14-16	17/09/2013	313/54 #183241		DODDRIDGE
WV	SUA	I. L. (IKE) MORRIS	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AND COMPENSATION AGREEMENT	09/05/2013	6-7-1	23/07/2013	310/515 #180220	NOT REQUIRED	DODDRIDGE

35

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	TOMS FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/03/2013	6-8-35	19/06/2013	309/530 #178273	REQUIRED WITH WRITTEN CONSENT	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY W. & AMANDA L. H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/04/2012	3-19-39	28/06/2012	301/615 #163924	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY, W & AMANDA L., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	14/03/2013	3-19-39	14/03/2013	309/517 #178270	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2012	6-2-1	21/09/2012	303/83 #166811	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET UX (LE) PAESANO, LISA ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/02/2013	6-2-1	21/08/2013	311/459 #181869	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2012	6-2-1	06/09/2013	302/696 #166790	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/02/2013	6-2-1	06/09/2013	312/275 #182686	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/06/2013	6-7-1	05/11/2013	316/611 #186368	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	26/06/2013	6-7-1	05/11/2013	316/611 #186368	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2	19/06/2013	309/503 #178266	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	19/02/2013	6-3-2	12/09/2013	312/578 #183048	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	13/05/2013	6-3-2	19/06/2013	309/504 #178266	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	LUOTTO, JOHN S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/02/2013	6-11-2	18/06/2013	309/492 #178114	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	MAXWELL, LEWIS F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/03/2013	6-11-2	19/06/2013	309/572 #178279	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2012	6-2-4	21/08/2013	311/466 #181870	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/02/2013	6-2-4	21/08/2013	311/466 #181870	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/02/2012	6-11-4				DODDRIDGE
WV	TOMS FORK	WALLACE, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/02/2013	6-11-5	09/09/2013	312/340 #182771	NOT REQUIRED	DODDRIDGE

36

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	TOMS FORK	ADRIAN, GEORGE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/02/2013	6-3-6	06/09/2013	312/253 #182679	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/02/2012	6-1-8	21/09/2012	302-690 166788	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	21/02/2013	6-1-8	19/09/2013	313/331 #183442	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	03/02/2013	6-14-8	19/06/2013	309/583 #178281	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/02/2013	6-14-8	19/06/2013	309/583 #178281	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/02/2013	6-14-8	19/06/2013	305/190 #171757	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/01/2012	6-1-10	21/09/2012	302/702 #166791	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	21/02/2013	6-1-10	06/09/2013	312/273 #182687	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/03/2013	6-3-12	06/12/2013	318/557 #188592	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/02/2013	6-8-12	19/06/2013	309/592 #178282	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	12/04/2013	6-8-12	19/06/2013	309/592 #178282	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	DEAN, NORMA GRACE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/03/2013	6-3-15	19/09/2013	309/550 #178275	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	POWELL, DENNIS ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT		3-19-10, 31,31.1,31.2,32,33			NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/01/2012	6-1-10.3	21/09/2013	303/43 #166803	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	14/03/2013	6-1-10.3	18/06/2013	309/499 #178115	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/02/2013	6-11-4; 6-11-5	19/06/2013	309/519 #178271	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	17/06/2013	6-11-4; 6-11-5	09/09/2013	312/314 #182763	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-1-3 6-1-4	06/09/2013	301/610 #163923	NOT REQUIRED	DODDRIDGE

37

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	15/03/2013	6-1-3 6-1-4	06/09/2013	312/277 #182687	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2012	6-2-11.1	21/09/2012	302/696 #166790	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	22/02/2013	6-2-11.1	19/09/2013	313/341 #183445	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/05/2012	6-2-7 6-4-7	28/06/2012	301/593 #163919	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/05/2012	6-2-7 6-4-7	28/06/2012	301/593 #163919	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	19/02/2013	6-2-7 6-4-7	24/06/2013	305/565 #178646	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	GOLA, DOROTHY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/02/2013	6-3-14 6-4-22	19/06/2013	309/557 #178276	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/02/2013	6-3-14 6-4-22 6-3-13	19/06/2013	309/564 #178278	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	26/06/2013	6-3-14 6-4-22 6-3-13	19/09/2013	313/276 #183432	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2.2	23/08/2013	311/473 #181989	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	26/02/2013	6-3-2.2	23/08/2013	311/479 #181990	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	21/02/2013	6-3-6.1	19/06/2013	312/309 #182760	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/03/2013	6-3-6.1	19/06/2013	309/511 #178268	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & DENISE DONAHOO	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/02/2013	6-3-7.2	05/11/2013	316/595 #186364	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	SUTTON FARMS, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/06/2013	6-7-2.1	19/09/2013	313/237 #183426	NOT REQUIRED	DODDRIDGE
WV	TOMS FORK	DAVIS, DOROTHY J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/03/2013	6-8-1.1 6-8-2	19/06/2013	309/591 #178274	NOT REQUIRED	DODDRIDGE
WV	VOGT	KNUDSEN, ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/10/2012	1-6-31			NO CONSENT REQUIRED	DODDRIDGE
WV	VOGT	COTTRILL, BRENT AND LAURA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/06/2012	1-7-20			NO CONSENT REQUIRED	DODDRIDGE

38

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	VOGT WATER	COTTRILL, BRENT S. & LAURA M	ANTERO RESOURCES APPALACHIAN CORPORATION	ABOVE GROUND WATER	13/06/2012	1-6-43 1-7-20	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	15/10/2012	1-10-27; 1-10-26; 1-10-28	26/08/2013	311/504 #182041	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/04/2012	3-19-39	28/06/2012	301/615 #163924	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	13/04/2013	3-19-39	19/06/2013	309/517 #178270	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	20/02/2013	6-2-1	06/09/2013	312/275 #182686	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/01/2012	6-3-1	21/09/2012	302/708 #166792	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HEASTER, CHARLES ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/03/2012	8-23-1	03/06/2013	309/342 177343	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2013	6-3-2	08/06/2012	301/588 #163918	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	19/02/2013	6-3-2	12/09/2013	312/578 #183048	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HOLLAND, MARY ESTATE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/04/2012	8-23-2	19/08/2013	311/201 #181740	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	FIFER, NANCY, TR OF THE FIFER FAMILY REV TR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/02/2012	8-22-6	21/09/2012	303/49 #166804	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	21/02/2013	6-1-8	19/09/2013	313/331 #183442	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/02/2012	8-19-8	21/09/2012	303/61 #166806	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/11/2012	8-19-8	04/09/2013	312/200 #182514	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/01/2012	6-1-10	21/09/2012	302/702 #166791	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	21/02/2013	6-1-10	06/09/2013	312/267 #182682	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/04/2012	8-20-14	06/07/2012	302/129 #164845	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	SETH, JAMES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/03/2012	1-15-21	21/09/2012	303/23 #166799	NOT REQUIRED	DODDRIDGE

39

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/02/2012	1-15-27	21/09/2012	303/37 #166802	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	21/11/2012	1-15-27	19/09/2013	313/337 #183444	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	19/12/2012	1-15-27	11/09/2013	312/426 #182967	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/01/2012	1-15-26 1-15.25.1	12/06/2012	301/556 #163907	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/01/2012	1-15-26 1-15-25.1	28/06/2012	301/556 #163907	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	27/04/2012	1-15-26 1-15-25.1	28/06/2012	301/562 #163908	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	HINZMAN, CHRISTOPHER A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/01/2012	1-15-26.1 1-15-2.2	28/06/2012	301/599 #163921	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, GRANT ALAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/02/2012	1-15-29.1 1-15-29.2	28/06/2012	301/583 #163917	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BARNES, RONALD G	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	14/03/2013	6-1-10.3	18/06/2013	309/499 #178115	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/01/2012	6-1-10.3	21/09/2012	303/43 #166803	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2012	6-1-3 6-1-4	21/09/2012	302/696 #166790	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-1-3 6-1-4	28/06/2012	301/610 #163923	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	15/03/2013	6-1-3 6-1-4	06/09/2013	312/277 #182687	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/01/2012	6-2-11.1	21/09/2012	302/673 #166785	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	22/02/2013	6-2-11.1	19/09/2013	313/341 #183445	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	21/09/2012	302-667 #166784	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	27/04/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	19/09/2012	313/288 #183434	NOT REQUIRED	DODDRIDGE

40

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WHITE OAK	BLAND, ROBERT C. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	21/09/2012	303/83 #166811	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	21/09/2012	302/682 #166787	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	23/08/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	21/09/2012	302/678 #166786	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/05/2012	6-2-7;6-4-7	28/06/2012	301/593 #163919	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	19/02/2013	6-2-7;6-4-7	24/06/2013	305/565 #178646	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/01/2012	6-3-1.1	26/07/2012	302/140 #164847	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/02/2012	6-3-1.1	26/07/2012	302/135 #164846	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	14/03/2013	6-3-1.1	19/06/2013	309/508 #178267	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	14/03/2013	6-3-1.1	19/06/2013	309/508 #178267	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	08/05/2013	6-3-1.1	11/09/2013	312/467 #182978	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/03/2012	6-3-12; 6-3-12.1	28/06/2012	301/569 #163915	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCES AGREEMENT	27/04/2012	6-3-12; 6-3-12.1	28/06/2012	301/565 #163909	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	02/05/2013	6-3-12; 6-3-12.1	19/06/2013	309/514 #178269	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/02/2012	6-3-2.2	23/08/2013	311/473 #181989	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/03/2013	6-3-6.1 6-3-7.2	19/06/2013	309/511 #178268	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/01/2012	6-3-6.1; 6-3-7.2	28/06/2012	301/621 163925	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF THE PERMANENT EASEMENT AGREEMENT	20/03/2013	6-3-6.1; 6-3-7.2	19/06/2013	309/511 #178268	NOT REQUIRED	DODDRIDGE

41

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WHITE OAK	KELLEY, NORMA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	17/04/2012	6-4-2.1	09/12/2013	318/641 #188828	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	TRAVIS, MARVIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	27/04/2012	6-4-2.5	09/01/2014	319/578 #190612	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	JAMES, ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	22/03/2012	7-1-4 7-1-5 7-1-6 7-1-7 7-1-9 7-1-10	21/09/2012	303/89 #166812	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	PERINE, PATRICIA A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/01/2012	8-19-22; 8-19-23; 8-19-23.3	21/09/2012	303/01 #166795	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	CLAY, PATSY KAY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/02/2012	8-19-23.1	21/09/2012	302/720 166794	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	NELSON, RUSSELL L.ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/02/2012	8-19-23.2	21/09/2012	303/10 #16797	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/03/2012	8-19-7; 8-19-13; 8-19-19	21/09/2012	303/66 #166807	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	DOTSON, LARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/01/2012	8-22-2,3,4	21/09/2012	303/73 #166808	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	DOTSON, LARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	25/04/2012	8-22-2,3,4	25/10/2012	303/610 #168037	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	KILEY, JACQUELINE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/01/2012	8-22-5.1	28/06/2012	301/628 #163926	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/03/2012	8-22-5.2,5.6	21/09/2012	303/55 #166805	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	20/11/2012	8-22-5.2,5.6	19/09/2013	313/333 #183443	NOT REQUIRED	DODDRIDGE
WV	WHITE OAK	LOVERN, BARBARA J. TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	28/03/2012	8-22-5.4	21/09/2012	303/28 #166800	NOT REQUIRED	DODDRIDGE
WV	WHITEHAIR	NICHOLSON, MILTON DEAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/11/2011	6-12-30	24/10/2012	303/572 #167994	NOT REQUIRED	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/05/2012	6-12-18 & 6-12-19	24/10/2012	303/561 #167991	NOT REQUIRED	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	11/10/2012	6-12-18 & 6-12-19	11/09/2013	312/403 #182959	NOT REQUIRED	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	16/03/2012	6-12-18 6-12-19	02/04/2012	298/367 #161482	NOT REQUIRED	DODDRIDGE

42

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WHITEHAIR FRESHWATER IMPOUNDMENT	COSTAL FOREST RESOURCE COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA	06/03/2012	17-12			NOT REQUIRED	DODDRIDGE
WV	WHITEHAIR FRESHWATER IMPOUNDMENT	ELTON D WHITEHAIR & JUDITH WHITEHAIR	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	14/08/2012	18-12	30/01/2012	262/636 159745	NO CONSENT REQUIRED	DODDRIDGE
WV	WHITEHAIR FRESHWATER IMPOUNDMENT	RUSH LYNN HICKMAN & JUDITH ANN HICKMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	16/07/2012	33-12	25/07/2012	302/85 164799	NO CONSENT REQUIRED	DODDRIDGE
WV	ZINNIA	CLARK, ROSALIE	ANTERO RESOURCES APPALACHIAN CORPORATION	RIGHT-OF-WAY AGREEMENT	12/06/2013	4-4-26	05/03/2014	321/414 #194707	NOT REQUIRED	DODDRIDGE
WV		MILTON D NICHOLSON	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	09/12/2011	6-12-30	30/01/2012	262/636	YES	DODDRIDGE
WV		RANDALL P HUTSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	08/08/2012	5-25-36	N/A	N/A	YES	DODDRIDGE
WV		FREDA M HUTSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	08/08/2012	5-25-37	N/A	N/A	YES	DODDRIDGE
WV		KEVIN D HUTSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	07/08/2012	5-25-38	N/A	N/A	YES	DODDRIDGE
WV		ANNABELL RIFFLE AND TROY CUNNINGHAM	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	20/06/2012	1-6-41	10/07/2012	271/438	YES	DODDRIDGE
WV		ROBERT AND SUE COOK	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	07/08/2012	5-25-59	N/A	N/A	YES	DODDRIDGE
WV		JOHN AND SANDRA ERWIN	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	25/10/2012	6-19-1	08/11/2012	303/719	YES	DODDRIDGE
WV		GEORGE AND SUSAN GAGNON	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	10/09/2012	6-3-2	09/10/2012	303/321	YES	DODDRIDGE
WV		GEORGE G HAMILTON; GARY L HAMILTON	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	10/06/2013	6-10-4	23/07/2013	310/549; 310/553	YES	DODDRIDGE
WV		M & R INVESTMENTS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	01/04/2013	8-13-5	N/A	N/A	YES	DODDRIDGE
WV		RENDAL AND SANDY DOTSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	06/02/2013	6-20-9	N/A	N/A	YES	DODDRIDGE
WV		JOHN AND SANDRA ERWIN	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	30/08/2012	6-19-10	09/10/2012	303/332	YES	DODDRIDGE
WV		LEWIS AND NORMA DAVIS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	07/11/2012	3-14-12	N/A	N/A	YES	DODDRIDGE
WV		DAVID AND VIVIAN BURTON	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	20/12/2012	6-15-12	25/02/2013	305/381	YES	DODDRIDGE

43

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV		VIVIAN AND DAVID BURTON	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	23/06/2011	6-15-12	12/08/2011	017/129	YES	DODDRIDGE
WV		DELBERT, DONNA, AND MICHAEL LEATHERMAN AND ELIZABETH HAYDUK	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	23/01/2013	3-16-15	N/A	N/A	YES	DODDRIDGE
WV		RICHARD E. MARSDEN AND WILMA J. MARSDEN	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	30/04/2013	4-4-16	03/06/2013	309-381	YES	DODDRIDGE
WV		DAVID M. HARTLEY	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	14/11/2012	6-12-26	13/12/2012	404/846	YES	DODDRIDGE
WV		ALLEN AND JANET ASH	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	26/02/2013	6-20-26	N/A	N/A	YES	DODDRIDGE
WV		JONATHAN L. DAVIS AND LOUELLA D. DAVIS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	12/06/2013	1-7-1	NA	NA	YES	DODDRIDGE
WV		TROY D. CUNNINGHAM AND ANNABELLE RIFLE	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	05/07/2013	1-6-41	23/07/2013	310/527	YES	DODDRIDGE
WV		JERRY NORMAN AND MICHAEL NORMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	17/10/2011	1-9-16	08/11/2011	294/645	YES	DODDRIDGE
WV		DENNIS POWELL AND MELLIE M. POWELL	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	21/08/2012	3-19-31, 31.1, 31.2,32	06/09/2012	302/559	YES	DODDRIDGE
WV		DENNIS POWELL AND MELLIE M. POWELL	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	08/11/2012	3-19-31, 31.1, 31.2,32	30/11/2012	304/140	YES	DODDRIDGE
WV		JAMES T. BARR, JR. AND BERNICE J BARR	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	23/10/2012	4-12-10,10.1	08/11/2012	304/3	YES	DODDRIDGE
WV		GABRIELE SMITH AKA GARIELE HOOVER	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	25/02/2013	4-15-16,16.1,33	18/03/2013	305/530	YES	DODDRIDGE
WV		JAMES AND BERNICE BARR	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	23/10/2012	6-12-10,10.1	08/11/2012	304/3	YES	DODDRIDGE
WV		JORDAN SWIGER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	28/08/2012	6-12-27.1	09/10/2012	303/330	YES	DODDRIDGE
WV		NAOMI AND FRANK WILLIAMS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	22/08/2012	6-12-34,36,39	06/09/2012	302/563	YES	DODDRIDGE
WV		GARY AND GAYENNE CRISLIP	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	22/08/2012	6-12-34,36,39	09/10/2012	303/340	YES	DODDRIDGE
WV		DOROTHY DAVIS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	22/08/2013	6-12-34,36,39	08/11/2012	304/11	YES	DODDRIDGE
WV		REXALL AND DEBORAH CRISLIP	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	24/08/2012	6-12-34,36,39	24/08/2012	304/343	YES	DODDRIDGE

44

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV		DOROTHY DAVIS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	23/10/2012	6-12-34,36,39	08/11/2012	303/725	YES	DODDRIDGE
WV		REXALL CRISLIP	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	24/10/2012	6-12-34,36,39	08/11/2012	304/1	YES	DODDRIDGE
WV		FRANK AND NAOMI WILLIAMS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	23/10/2012	6-12-34,36,39	08/11/2012	304/5	YES	DODDRIDGE
WV		GARY AND GAYENNE CRISLIP	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	23/10/2012	6-12-34,36,39	08/11/2012	304/7	YES	DODDRIDGE
WV		JAMES AND SHARON DEVERICKS	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	27/10/2012	6-12-37.5	08/11/2012	303/715	YES	DODDRIDGE
WV		THOMAS JOHNS AND CELIA ARBOGAST	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	12/11/2012	6-12-5,5.1,40	16/01/2013	304/651	YES	DODDRIDGE
WV		GARRY R. NORTON	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	07/02/2013	6-16-15; 6-19-6	18/03/2013	305/542	YES	DODDRIDGE
WV		ALLEN ASH, JR	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	11/01/2013	6-25-6.1	N/A	N/A	YES	DODDRIDGE
WV		DAVID AND BARBARA K THOMPSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	05/03/2013	McClellan District, Doddridge County(NO TM or PCL listed on Agmt)	N/A	N/A	YES	DODDRIDGE
WV	NIMORWICZ EAST WATER IMPOUNDMENT	TILMAN LEE WILLIAMS	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	01/04/2013	1-341				HARRISON
WV	NIMORWICZ EAST WATER IMPOUNDMENT	ROBERT NIMORWICZ AND DONA FRAMENTO FKA DONNA M DACUNHA	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	23/04/2013	2-341				HARRISON
WV	NIMORWICZ WEST WATER IMPOUNDMENT	TILMAN LEE WILLIAMS	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	01/04/2013	1-341				HARRISON
WV	NIMORWICZ WEST WATER IMPOUNDMENT	ROBERT NIMORWICZ AND DONA FRAMENTO FKA DONNA M DACUNHA	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	23/04/2013	2-341				HARRISON
WV	QUINN WATER IMPOUNDMENT	LEONARD COURTNEY	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	03/08/2012	40/001&003-383/403				HARRISON
WV	SALEM TO VARNER WEST	JAMES A. VARNER SR.	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	06/11/2012	322-18	19/11/2012	1501-499	YES	HARRISON
WV	TOMS FORK	STOUT, PAUL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/02/2013	20-361-1	19/09/2013	313/281 #183433	NOT REQUIRED	HARRISON
WV		VICKIE LYNN SINGLETON	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	11/05/2011	14-265-96	13/05/2011	1469/1195	YES	HARRISON

45

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV		KIMBERLY A. MALE	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER EASEMENT	08/04/2009	7-285-49	NA	NA	YES	HARRISON
WV		KIMBERLY A. MALE	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	07/02/2009	7-285-51	18/02/2009	1427/943	YES	HARRISON
WV		RITA A WALKER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	1116/2011	9-266A-2,16	21/11/2011	1480/22	YES	HARRISON
WV		JANET L. BAXTER	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	11/05/2011	14-265-90,91	13/05/2011	1469/1191	YES	HARRISON
WV		DOROTHA J POST	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	13/08/2012	18-242-35	N/A	N/A	YES	HARRISON
WV		WILLIS LEE MATHEY	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	26/07/2013	18-2708-166	NA	NA	YES	HARRISON
WV		WILLIAM J BOGGS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	09/07/2013	18-281-31	N/A	N/A	YES	HARRISON
WV		JOHN AND MARIANNE CLEVENGER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	16/07/2013	18-321-39	N/A	N/A	YES	HARRISON
WV		DON AND HEIDI HUFFMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	22/07/2012	18-324-2	N/A	N/A	YES	HARRISON
WV		GREGORY MYERS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	24/08/2012	20-241-1	N/A	N/A	YES	HARRISON
WV		PHYLLIS SMITH	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	29/08/2012	20-242-2	N/A	N/A	YES	HARRISON
WV		MOUNTAIN LAKES, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	13/04/2012	20-364-2	N/A	N/A	YES	HARRISON
WV		FREDDIE R DAUGHERTY	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	22/01/2013	20-383-22	N/A	N/A	YES	HARRISON
WV		JAMES K LIGHTNER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	20/12/2012	20-383-24	N/A	N/A	YES	HARRISON
WV		ROBERT AND PATRICIA BENNETT	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	04/02/2013	20-383-25	N/A	N/A	YES	HARRISON
WV		MATTHEW AND LISA D BOWYER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	17/12/2012	20-383-31,23	N/A	N/A	YES	HARRISON
WV		DAVID AND BLANCHE STUTLER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	17/12/2012	20-383-32	N/A	N/A	YES	HARRISON
WV		ROBERT LEWIS	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	06/06/2012	20-383-47	18/06/2012	1493/589	YES	HARRISON

46

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV		JAMES AND ASHLEY HEFFINGER	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	05/03/2013	20-403-13.2	20/03/2013	1506/1307	YES	HARRISON
WV		EVERETT M AND SHIRLEY MYER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	19/11/2012	20-403-22	N/A	N/A	YES	HARRISON
WV		RONALD MARK HITT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	28/01/2013	20-403-30,31	21/02/2013	1502/802	YES	HARRISON
WV		CHRISTOPHER AND KIMBERLY TURNER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	28/01/2013	20-403-32	21/02/2013	1505/797	YES	HARRISON
WV		CLARA MAE AND PEGGY HURST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	01/10/2012	20-403-4	N/A	N/A	YES	HARRISON
WV		BERNARD, CLARA MAE, AND PEGGY HURST	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	17/10/2012	20-403-4	19/11/2012	1501/530	YES	HARRISON
WV		DAVID AND LISA A GAINES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	02/12/2013	20-403-4.2	N/A	N/A	YES	HARRISON
WV		CHARLES N TYREE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	04/02/2013	20-404-30.1	21/02/2013	1505/800	YES	HARRISON
WV		RONALD C FRAGMIN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-404-39	21/02/2013	1505/790	YES	HARRISON
WV		JAMES IVAN MCDONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	28/01/2013	20-424-1; 20-424-14	21/02/2013	1505/805	YES	HARRISON
WV		BRENDA AND MICHAEL TUCKWILLER	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	11/03/2013	20-424-16	19/04/2013	1509/1060	YES	HARRISON
WV		WILLIAM M MCDONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	31/01/2013	20-424-2	N/A	N/A		HARRISON
WV		WILLIAM M MCDONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	30/09/2012	20-424-2	19/11/2012	1501/526	YES	HARRISON
WV		JAMES AND BRENDA RAINES; CLARENCE MUTSCHELKNAUS, PATRICK DEEM	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER FACILITY AGREEMENT	23/01/2012	7-267-24.2	26/01/2012	1482/1123	YES	HARRISON
WV		LORRAIN P. LAVERDIERRE	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	20/04/2010	7-285-3	06/05/2010	1146/1010	YES	HARRISON
WV		CURT MYERS AND JAMES E. RAINES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	07/11/2011	9-266A-5	21/11/2011	1480/25	YES	HARRISON
WV		DONALD L. PHILLIPS AND MARY V. PHILLIPS	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	28/10/2011	9-266A-6.1	21/11/2011	1480/32	YES	HARRISON
OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	21/06/2013	21-0080140.000	11/03/2014	267/306-312 201400073986	CONSENT TO ASSIGN NOT REQUIRED	MONROE

47

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH		MICHAEL AND JUDY ARNOLD	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	28/02/2013	Buffalo Twshp-Section 28-05-002125.002	22/07/2013	227/746	YES	NOBLE
OH		JAMES SINGER AND DENNIS F. GERST	ANTERO RESOURCES APPALACHIAN CORPORATION	STORAGE AGREEMENT	18/04/2013	Section 6-28-2137.000	N/A	N/A	YES	NOBLE
WV	OHIO-ANNIE	TAYLOR, MATTHEW A. AND DAWNA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/12/2012	7-11-45	21/08/2013	292/621 #605076	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BUTLER, ROBERT WILLIAM, & PERACCHIO-BUTLER, CATHLEEN LOUISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/02/2013	7-6-67	20/08/2013	292/517 #605041	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	MEES, SARAH E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/03/2013	7-6-70	21/08/2013	292/589 #605071	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	TICE, JOHN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/03/2013	7-15-7	21/08/2013	292/614 #605075	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BARTLEY, LINDSEY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/01/2013	4-8-8	21/08/2013	292/628 #605077	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	CHILDERS, TYRELL W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/12/2012	7-6-13	21/08/2013	292/559 #605067	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BARTLETT, LINDSEY & CAROLYN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/01/2013	4-8-18	20/08/2013	292/503 #605039	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BARBER, DARIN J. & EDITH C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/01/2013	7-11-27	20/08/2013	292/496 #605037	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	FINNEY, ROSANNA MARIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/01/2012	4-5-11 4-5-12	21/08/2013	292/575 #605069	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	COLVIN, STEPHEN LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/12/2012	4-5-14 4-5-15 4-8-7.3	20/08/2013	292/538 #605044	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	HEARTWOOD FOREST FUND IV LIMITED	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/02/2013	4-5-2; 7-6-64; 7-6-109;7-10-18A	21/08/2013	292/565 #605068	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	COLVIN, STEPHEN LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/01/2013	4-8-3.1	20/08/2013	292/525 #605042	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	COLVIN, STEPHEN LEE & MELISSA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/12/2012	4-8-3.1	20/08/2013	292/532 #605043	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	KAUFFMAN, ROBERT W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/12/2012	4-8-8.3	21/08/2013	292/582 #605070	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	WESTBROOK, GREGORY A. & BRENDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/01/2013	4-8-9; 4-8-10.5 4-8-10.6	21/08/2013	292/605 #605073	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	HOLMES, ROGER Q.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/03/2013	7-11-25.9;7-11-5	20/08/2013	292/483 #605036	NOT REQUIRED	PLEASANTS

48

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	OHIO-ANNIE	HFP, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/01/2013	7-11-28 7-11-29	21/08/2013	292/552 #605066	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	POWELL, JAMES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/01/2012	7-11-46; 7-11-47	21/08/2013	292/596 #605072	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BEN’S RUN LAND COMPANY LIMITED PARTNERSHIP	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/03/2013	7-1-3;7-5-3; 10-7-2	19/08/2013	423/751 #75555	NOT REQUIRED	PLEASANTS
WV	OHIO-ANNIE	BARTRUG, MARK W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/03/2012	7-16-11.1; 12; 23	20/08/2013	292/510 #605040	NOT REQUIRED	PLEASANTS
WV	ANNIE WATER IMPOUNDMENT	ANNIE B HAYMOND	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	5/-/2012	5-14				RITCHIE
WV	CHARLENE WATER	BUTCHER, FLOYD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	01/03/2014	3-14-11.10			NO CONSENT REQUIRED	RITCHIE
WV	CHARLENE WATER	JACKSON, KENNETH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	23/10/2012	3-19-9.1			NO CONSENT REQUIRED	RITCHIE
WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	31/05/2012	10-13-19	28/05/2013	321/736 #201300002518	NOT REQUIRED	RITCHIE
WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL LINE AGREEMENT	29/11/2012	10-13-19	5/28/2013, corrected Modification 1/31/2014	321/742 #201300002519; 324/568 #201400000550	NOT REQUIRED	RITCHIE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO RESOURCES APPALACHIAN CORPORATION	PIPELINE AGREEMENT	19/07/2012	45212	04/09/2013	322/837 #201300004113	NOT REQUIRED	RITCHIE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL LINE AGREEMENT	14/12/2012	45212	30/01/2014	324/374 #201400000495	NOT REQUIRED	RITCHIE
WV	GLASS	ZINN, JUANITA ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT WITH VALVE SITE	18/04/2013	10-13-24	28/05/2013	321/761 #201300002523	NOT REQUIRED	RITCHIE
WV	GRIMM TO CAMPBELL WATER	GRIMM, BARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/10/2012	10-9-17			NO CONSENT REQUIRED	RITCHIE
WV	GRIMM TO CAMPBELL WATER	O’NEIL FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	15/12/2012	10-14-3 10-14-3.1 10-14-10			NO CONSENT REQUIRED	RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	TIMOTHY R O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	05/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	SHARON S O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	02/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	MARY FRANCES HARMES & NANCY LOUISE ANTIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	06/11/2012	10-14				RITCHIE

49

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	ROMARLO LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	27/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	KATHLEEN R HOOVEN	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	07/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	KARAH L LOFTIN AND KELCIE J LOFTIN	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	03/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	O’NEIL FAMILY TRUST, DANIEL J O’NEIL, SEAN T O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	27/11/2012	10-14				RITCHIE
WV	HARSHBARGER NORTH WATER IMPOUNDMENT	JASON S HARSHBARGER AND MICHELLE D HARSHBARGER	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	06/12/2012	15-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	TIMOTH R O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	05/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	SHARON S O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	02/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	MARY FRANCES HARMES & NANCY LOUISE ANTIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	06/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	ROMARLO LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	27/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	KATHLEEN R HOOVEN	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	07/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	KARAH L LOFTIN AND KELCIE J LOFTIN	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	03/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	O’NEIL FAMILY TRUST, DANIEL J O’NEIL, SEAN T O’NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AND IMPOUNDMENT	27/11/2012	10-14				RITCHIE
WV	HARSHBARGER SOUTH WATER IMPOUNDMENT	JASON S HARSHBARGER AND MICHELLE D HARSHBARGER	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	06/12/2012	15-14				RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	28/02/2012	10-9-17	23/07/2012	317/174 #2476	NOT REQUIRED	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	17/09/2012	10-9-17	28/05/2013	321/733 # 201300002517	NOT REQUIRED	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	17/12/2012	10-9-17	23/07/2012	317/174 #20122476	NOT REQUIRED	RITCHIE
WV	LANGFORD	O’NEILL FAMILY TRUST/ANTILL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/06/2012	10-14-10, 10-14-3.1 10-14-3	28/06/2012	316/956 #2131	NOT REQUIRED	RITCHIE

50

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/05/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1, 10-9-12.2, 10-9-27	28/12/2012	318/642 #4721	NOT REQUIRED	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	03/12/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1, 10-9-12.2, 10-9-27	21/08/2013	322/699 #201300003939	NOT REQUIRED	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	03/12/2012	10-8-6.2 3-40-25	30/01/2014	324/500 #201400000512	NOT REQUIRED	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMETN	08/10/2012	10-9-1.1	28/12/2012	318/659 201200004724	NOT REQUIRED	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/05/2012	10-9-1.1, 10-8-6.2, 3-40-25	28/12/2012	318/651 #4723	NOT REQUIRED	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMETN	08/10/2012	10-9-10 10-9-12.1 10-9-12.2	28/12/2012	318/649 #201200004722	NOT REQUIRED	RITCHIE
WV	LANGFORD	CAMPBELL, JOHN A. & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/05/2012	10-9-10.1	11/09/2013	322/1006 #201300004222	NOT REQUIRED	RITCHIE
WV	LANGFORD	CAMPBELL, JOHN A. & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	15/11/2012	10-9-10.1	30/01/2014	324/505 #201400000513	NOT REQUIRED	RITCHIE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EAEMENT AGREEMENT	12/12/2012	3-4-35	PENDING	PENDING	NOT REQUIRED	RITCHIE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EAEMENT AGREEMENT	12/12/2012	3-4-35	25/03/2014	327/123 #201400001561	NOT REQUIRED	RITCHIE
WV	MIDDLE ISLAND CR	SCHRIVER, WILLIAM E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-36	04/09/2014	330/894 #20144670		RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/10/2012	5-23-1	23/05/2013	321/650 #201300002467	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	01/12/2012	5-23-1	23/05/2013	321/657 #201300002468	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2012	3-14-5	28/05/2013	321/709 #201300002508	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	31/10/2012	3-14-5	28/05/2013	321/716 #201300002509	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	31/10/2012	3-14-5	28/05/2013	321/716 #201300002509	NOT REQUIRED	RITCHIE

51

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	04/05/2013	3-14-5	N/A	N/A	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	04/05/2013	3-14-5	N/A	N/A	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	TERRELL, EDWARD LEE & JUDY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/08/2012	3-21-10	21/02/2013	319/19 #201300000809	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	GARNER, MICHAEL ALLAN & RUBY SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/11/2012	3-15-24	28/05/2013	321/745 #201300002520	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/10/2012	3-15-17.1	23/05/2013	321/659 #201300002469	NO CONSENT REQUIRED TO ASSIGN. ANTERO SHALL NOTIFY GRANTOR WITHIN 90 DAYS OF AN ASSIGNMENT TO A NON-AFFILIATE OR SUBSIDIARY.	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/02/2013	3-15-17.1	23/05/2013	321/668 #201300002471	NO CONSENT REQUIRED TO ASSIGN. ANTERO SHALL NOTIFY GRANTOR WITHIN 90 DAYS OF AN ASSIGNMENT TO A NON-AFFILIATE OR SUBSIDIARY.	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	14/11/2013	3-15-17.1	23/05/2013	321/666 #201300002470	NO CONSENT REQUIRED TO ASSIGN. ANTERO SHALL NOTIFY GRANTOR WITHIN 90 DAYS OF AN ASSIGNMENT TO A NON-AFFILIATE OR SUBSIDIARY.	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/10/2012	3-15-21 3-21-6	04/09/2013	322/795 #201300004108	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	30/11/2012	3-15-21 3-21-6	04/09/2013	ATTACHED TO 322/795 #201300004108	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/10/2012	3-15-21.1; 3-21-8	28/05/2013	321/699 #201300002506	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	18/10/2012	3-15-21.1; 3-21-8	28/05/2013	321/699 #201300002506	NOT REQUIRED	RITCHIE

52

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	06/02/2013	3-15-22.1	23/05/2013	321/676 #201300002473	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	06/02/2013	3-15-22.1	23/05/2013	321/676 #201300002473	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	17/06/2012	3-15-22.1; 3-15-22	23/05/2013	321/670 #201300002472	NOT REQUIRED	RITCHIE
WV	OHIO-ANNIE	LAMB, EMMA ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	3-8-1	21/08/2012	322/690 #201300003938	NOT REQUIRED	RITCHIE
WV	OHIO-ANNIE	KUHENBEAKER, CLARENCE & PAMELA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/10/2012	3-8-4	21/08/2013	322/661 #201300003934	NOT REQUIRED	RITCHIE
WV	OHIO-ANNIE	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/01/2013	3-14-5	21/08/2013	322/682 #201300003937	NOT REQUIRED	RITCHIE
WV	OHIO-ANNIE	KIRK, TROY C. & JOZETTA CAROL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/11/2012	3-18-18.2	21/08/2013	322/668 #201300003935	NOT REQUIRED	RITCHIE
WV	OHIO-ANNIE	MCCULLOUGH, TED A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	3-8-1.3	21/08/2013	322/675	NOT REQUIRED	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/04/2013	3-36-11	30/01/2014	324/552 #201400000548	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	COTTRILL, GARY W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & PERMANENT ACCESS ROAD AGREEMENT	23/04/2013	3-36-11.5	24/02/2014	326/110 #201400000946	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	TAYLOR, BRIAN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	23/04/2013	3-36-15 3-36-29	N/A	N/A	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	MCATEE, CAROL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	20/02/2013	3-36-20	02/04/2014	327/391 #201400001726	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/05/2013	3-36-21 3-26-11	30/01/2014	324/361 #201400000493	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	09/03/2013	3-36-21.1	30/01/2014	324/341 #201400000490	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	RICHARDS, TERRY LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/02/2013	3-36-30	04/09/2014	330/882 #20144968	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	PUGH, ROBERT F. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/04/2013	3-36-31 3-40-10.1	30/01/2014	324/334 #201400000489	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	HALL, RUTH (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/04/2013	3-36-32 3-36-33 3-36-19	30/01/2014	324/367 #201400000494	NONE REQUIRED	RITCHIE

53

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	PRIMM WEST	COTTRILL, FAITH E. (AKA BEE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/04/2013	3-36-8.2	24/02/2014	326/117 #201400000947	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	HILVERS, PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	03/04/2013	3-36-9	30/01/2014	324/348 #201400000491	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	24/04/2013	3-37-1	PENDING	PENDING	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	DODD, RONALD R. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	10/04/2013	3-37-2	N/A	N/A	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	03/05/2013	3-37-3 3-37-3.2 3-37.10	30/01/2014	324/469 #201400000507	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	07/08/2013	3-37-3 3-37-3.2 3-37.10	30/01/2014	324/528 #201400000520	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	14/01/2013	3-37-4	30/01/2014	324/354 #201400000492	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	WILLIAMS, EDWIN G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	19/03/2013	3-37-5	30/01/2014	324/328 #201400000488	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	WILLIAMS, ROGER D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/03/2013	3-37-5.2	30/01/2014	324/463 #201400000506	NONE REQUIRED	RITCHIE
WV	PRIMM WEST	SIMMONS, MARY AGNESS WILLIAMS (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	12/03/2013	3-37-7	N/A	N/A	NONE REQUIRED	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2012	3-14-5	28/05/2013	321/709 #201300002508	NOT REQUIRED	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	13/10/2012	3-14-5	28/05/2013	321/716 #201300002509	NOT REQUIRED	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/01/2013	3-14-5	21/08/2013	322/682 3201300003937	NOT REQUIRED	RITCHIE
WV	SNIDER	KUHENBEAKER, CLARENCE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	26/10/2012	3-18-18.2	21/08/2013	322/661 #201300003934	NOT REQUIRED	RITCHIE
WV	SNIDER	MCCULLOUGH, JULIA ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	3-8-1.3	21/08/2013	322/690 #201300003938	NOT REQUIRED	RITCHIE
WV	SNIDER	MCCULLOUGH, TED	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	3-8-1.3	21/08/2013	322/675 #201300003936	NOT REQUIRED	RITCHIE
WV	SNIDER	KIRK, TROY C. & JOZETTA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	29/11/2012	3-8-18.2	21/08/2013	322/668 #201300003935	NOT REQUIRED	RITCHIE

54

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	SUA	GOFF, WILLIAM N.	ANTERO RESOURCES APPALACHIAN CORPORATION	GROUND LEASE	6/1/2012 EXTENDED UNTIL 9/20/2016	3-25-13			NOT REQUIRED	RITCHIE
WV	SUA	CAMPBELL, JOHN A. & LINDA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AGREEMENT	06/01/2012	10-13-28.3			NOT REQUIRED	RITCHIE
WV	SUA	CAMPBELL, JOHN A. & LINDA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE USE AGREEMENT	06/01/2012	10-19-4.1			NOT REQUIRED	RITCHIE
WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	03/11/2012	3-13-19; 3-13-20; 3-13-21	24/09/2013	323/17 #201300004413	NOT REQUIRED	RITCHIE
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/03/2012	10-9-6	24/10/2012	318/164 #201200003761	NOT REQUIRED	RITCHIE
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	23/04/2012	10-9-6	30/01/2014	324/511 #201400000515	NOT REQUIRED	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	17/09/2012	10-9-17	28/05/2013	321/733 #201300002517	NOT REQUIRED	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	17/09/2012	10-9-17	20/12/2012	318/591 #201200004621	NOT REQUIRED	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	05/10/2012	10-9-17	07/02/2013	318/962 320130000053	NOT REQUIRED	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT. 16” ABOVE GROUND WATER LINE	05/10/2012	10-9-17	07/02/2013	318/962 320130000053	NOT REQUIRED	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	17/09/2012	10-9-17	28/05/2013	321/733 # 201300002517	NOT REQUIRED	RITCHIE
WV	WHITE OAK	CONSTABLE, FRED ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	18/07/2012	10-9-28	N/A	N/A	NOT REQUIRED	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	23/04/2012	10-9-1 10-9-1.1 10-9-1.2	30/01/2014	324/518 #201400000517	NOT REQUIRED	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	03/12/2012	10-9-1 10-9-1.1 10-9-1.2	28/12/2012	318/651 #201200004723	NOT REQUIRED	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/03/2012	10-9-1 10-9-1.1 10-9-1.2	24/10/2012	318/155 #201200003760	NOT REQUIRED	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	18/01/2013	10-9-1.1	30/01/2014	324/299 #201400000483	NOT REQUIRED	RITCHIE
WV	WHITE OAK	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/05/2012	10-9-1.1, 10-8-6.2, 3-40-25	28/12/2012	318/651 #201200004723	NOT REQUIRED	RITCHIE

55

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	30/03/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	24/10/2012	318/149 #201200003759	NOT REQUIRED	RITCHIE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	23/04/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	30/01/2014	324/514 #201400000516	NOT REQUIRED	RITCHIE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	03/12/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	21/08/2013	322/699 #201300003939	NOT REQUIRED	RITCHIE
WV		LILBURN C WILBURN AND JESSIE G. WILBURN	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	28/03/2013	10-19-30	NA	NA	YES	RITCHIE
WV		ANNIE HAYMOND AND EDDIE LANDRUM	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	24/09/2012	3-14-5	N/A	N/A	YES	RITCHIE
WV		SHARON S. O’NEILL; ROMARLO LLC; TIMOTHY O’NEILL; KARAH AND KELCIE LOFITIN; O’NEILL FAMILY TRUST; NANCY ANTILL; MARY HARMS; O’NEILL FAMILY TRUST C/O DANIEL O’NEILL; KATHLEEN HOOVEN	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	1/19/2013; 1/14/2013; 1/11/13; 1/7/13; 1/9/13 ; 1/11/13; 1/12/13; 1/11/13 1/14/2013	10-13-23	20/02/2013	318/1067; 318/1072; 318/1068;318/1073; 318/1076; 318/1085;318/1082; 318/1079; 319/330	YES	RITCHIE
WV		ANDREW AND YOLANDA WILLIAMSON	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	8/23/12	10-14-3.2	09/10/2012	258/924	YES	RITCHIE
WV		TRACY AND STEPHANIE KNIGHT	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/10/2012	10-14-3.3	N/A	N/A	YES	RITCHIE
WV		SLEEPY HOLLOW HUNTING CLUB	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	04/03/2013	10-19-9,10,12.1, 12.2, 12.3,12.4,12.5,12.6	NA	NA	YES	RITCHIE
WV		RITCHIE COUNTY COOPERATIVE MARKETING ASSOCIATION	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	08/02/2013	3-34-31	02/04/2013	319/328	YES	RITCHIE
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	16/02/2013	3-15-23; 3-15-27; 1-21-1; 3-15-28; 3-21-22; 3-15-29	30/01/2014	324/523 #201400000518	NOT REQUIRED	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	04/10/2012	3-15-27; 1-21-1; 3-15-28; 3-21-22; 3-15-29	19/02/2013	408/541 #68565	NOT REQUIRED	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	17/12/2012	3-15-27; 1-21-1; 3-15-28; 3-21-22; 3-15-29	19/02/2013	408/549 #68567	NOT REQUIRED	RITCHIE AND TYLER

56

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	HARTLEY	HARTLEY, DAVID M	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	13/05/2013	6-12-21; 6-12-23; 6-12-27	21/08/2013	424/52 #76615	NOT REQUIRED	TYLER
WV	HEFLIN WATER IMPOUNDMENT	JAMES D CAVEZZA & VIRGINIA CATHERINE CAVEZZA	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA AND COMPENSATION	27/09/2012	32-11				TYLER
WV	MIDDLE ISLAND CR	SCOTT ROGER L. & DONNA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	07/12/2012	3-9-19	25/03/2014	327/65 #201400001553	NOT REQUIRED	TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	01/12/2012	1-21-4	19/02/2013	408/559 #68569	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	CURRY, ROGER & DAVID BELCHER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/12/2012	6-12-1	19/08/2013	423/713 #76549	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	MARKLE, TERRY ALLEN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/12/2012	6-15-3	19/08/2013	423/737 #76553	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	RITCHIE PETROLEUM CORPORATION INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/01/2013	6-13-22	19/08/2013	423/763 #76556	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	27/02/2013	6-13-24	21/08/2013	424/40 #76612	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	HARTLEY, DAVID M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	21/01/2013	6-12-14; 6-12-15, 6-12-16-, 6-12-17, 6-12-18, 6-12-19, 6-12-21, 6-12-22, 6-12-23, 6-12-27	21/08/2013	424/57 #76616	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	15/11/2012	6-13-14; 6-13-15	21/08/2013	424/43 #76613	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT/ VALVE SITE	01/03/2013	6-13-14; 6-13-16	21/08/2013	424/50 #76614	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	SHEPHERD, DANIEL MARK & BRENDA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/02/2013	6-13-24.3	21/08/2013	424/19 #76609	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	27/02/2013	6-13-24; 6-14-24.2	21/08/2013	424/33 #76611	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	08/03/2013	6-13-24; 6-14-24.2	21/08/2013	424/40 #76612	NOT REQUIRED	TYLER
WV	OHIO-ANNIE	COLLINS, LILA & NEAL A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/12/2012	6-15-4.1	19/08/2013	423/730 #76552	NOT REQUIRED	TYLER
WV	SNIDER	MARKLE, TERRY ALLEN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	13/12/2012	6-15-3	19/08/2013	423/737 #76553	NOT REQUIRED	TYLER
WV	SNIDER	COLLINS, NEAL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	01/12/2012	6-15-4.1	19/08/2013	423/730 #76552	NOT REQUIRED	TYLER

57

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	SNIDER	JONES, HATTIE MARKLE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	06/12/2012	6-15-5 6-15-7	19/08/2013	423/723 #76551	NOT REQUIRED	TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	02/10/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	19/02/2013	408/551 #68568	NOT REQUIRED	TYLER AND DODDRIDGE
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	01/12/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	19/02/2013	408/559 #68569	NOT REQUIRED	TYLER AND DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, NAOMI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/04/2012	7-4-1 1-15-29; 1-15-31; 10-9-9	23/07/2012	317/167 #201200002475	NOT REQUIRED	TYLER, RITCHIE & DODDRIDGE
PA	ROBINSON	MOLEK A. RANDALL	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT	11/03/2012	700-001-00-00-0016-00 320-012-00-00-0011-00	04/06/2012	201216256	NOT REQUIRED	WASHINGTON
WV		FREDERICK, LONNIE AND GREGORY DOERFLER	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER EASEMENT AGREEMENT	4/30/2013	PA-West Pike Run Twshp-7000040000000800	N/A	N/A	YES	WASHINGTON
OH	BARNESVILLE LINE	SMEAL, ROBERT	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	22/10/2013	37-0000214.000	19/03/2014	269/433 #201400074329	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/10/2013	37-0000330.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	SCHNEGG, ROGER	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	16/11/2013	37-0000355.000 37-0000395.003 37-0001288.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	WILCOX, HELEN	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	21/11/2013	37-0000358.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	INHERST, FLOYD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/10/2013	37-0000377.000	21/03/2014	466/39 #201400004696	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	PHILLIPS, DANIEL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	01/11/2013	37-0000395.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	KETTLEWELL, HARRY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/10/2013	37-0000409.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/10/2013	37-0000446.000	24/03/2014	465/130 #201400004474	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	DAWSON, JAMES	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/09/2013	37-0000458.000 37-0000459.000	21/03/2014	466/31-38 #201400004695	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	MILLER, WESLEY ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	26/09/2013	37-0000461.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	TROYER, RUBEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	23/10/2013	37-0000530.007	21/03/2014	466/47 #201400004697	CONSENT TO ASSIGN NOT REQUIRED	BELMONT

58

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BARNESVILLE LINE	TIMMONS, CHARLES ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	05/12/2013	37-0000598.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	PERKINS, ERIC ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	29/10/2013	37-0000642.000	18/03/2014	465/113 # 201400004472	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	CHAPPELL, GEORGE ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	37-0001194.000	18/03/2014	465/146 #201400004476	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	JOHNSON, FREDERICK, TRUSTEE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	21/11/2013	37-0001302.001			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	MILLER, RICHARD ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	26/09/2013	37-00404.000 37-00403.000 37-00211.000			CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	BARNESVILLE LINE	MILLER, RICHARD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	26/09/2013	37-00462.000	14/03/2014	465/138-145 #201400004475	CONSENT TO ASSIGN NOT REQUIRED	BELMONT
OH	HOTHEM 3	HOTHEM FAMILY PROPERTIES	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT FW 3	19/06/2014	37-00365.000 37-00364.000				BELMONT
OH		HOTHEM FAMILY PROPERTIES	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT FW 3	23/05/2014	Section 30 37-00365/37-00364	08/07/2014	278/796-797	YES	BELMONT
WV	BONNELL TO SWISHER	LAURA HURST NESTOR	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	13/12/2013	12-7			YES	DODDRIDGE
WV	BONNELL TO SWISHER	DENNIS AND LAURA COTTRILL	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	13/12/2013	13-2	NA	NA	YES	DODDRIDGE
WV	BONNELL TO WOLF PEN	DAVIS, DOROTHY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	6-4-38			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	COMSTOCK/SILVESTRE TRUSTS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2013 4/26/2013	6-8-39			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	DEVOL, NORMAN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/08/2013	6-8-41			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	BOW, CHARLES T.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	26/08/2013	6-12-2			NO CONSENT REQUIRED	DODDRIDGE
WV	BONNELL TO WOLF PEN	KEPLINGER, DALE AND MELISSA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/12/2013	6-8-17			NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES CORPORATION	RATIFICATION AND CONFIRMATION OF AGREEMENTS	09/11/2013	3-9-31	02/01/2014	319/423 #190099	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, ETHYLN ET AL	ANTERO RESOURCES CORPORATION	BELOW GROUND WATER LINE	09/07/2013	3-6-26.9	19/02/2014	321/56 #193757	NOT REQUIRED	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, BRIAN ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/07/2013	3-9-2.2	19/02/2014	321/66 #193759	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	28/08/2013	3-2-5	19/02/2014	321/70 #193760	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	06/08/2013	3-2-9	19/02/2014	321/33#193749	NOT REQUIRED	DODDRIDGE

59

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	CANTON SOUTH AND CANTON WATER	LUCAS, ROGER J. & CARRI	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/07/2013	3-2-4.1	06/09/2013	312/269 #182683	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES CORPORATION	OPTION FOR EASEMENT	21/07/2013	5-20-13.1	25/10/2013	429/765 #796645	NOT REQUIRED	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES CORPORATION	PARMANET EASEMENT AGREEMENT	21/07/2013	5-20-13.1	25/10/2013	429/765 #796645	NOT REQUIRED	DODDRIDGE
WV	CANTON WATER	JUDITH A. NOLL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	01/10/2013	3-13-28	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	BAKER, MARTY ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY EASEMENT AGREEMENT	07/07/2014	3-2-2	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	CANTON WATER	BLAND, ROBERT ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	28/10/2013	6-2-2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	HAUG, ROBERT ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	09/10/2013	8-9-2	07/08/2014	332/339 #206962	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	MILLER, DOUG ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	18/09/2013	8-9-3	06/12/2013	318/564 #188593	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	08/11/2013	5-10-4	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	MOORE, DWIGHT ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	01/09/2013	8-9-6	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	HAYDUK, ELIZABETH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	06/09/2013	3-16-15	18/08/2014	332/511 #207904	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DELBERT E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/09/2013	3-16-15	18/08/2014	332/511 #207904	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DONNA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	06/09/2013	3-16-15	18/08/2014	332/511 #207904	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, MICHAEL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	06/09/2013	3-16-15	18/08/2014	332/511 #207904	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	SULLIVAN, J NELSON ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	09/09/2013	3-17-17	02/01/2014	319/443 #190108	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	PENNINGTON, DEAN & MARTHA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	30/10/2013	3-16-21	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO RESOURCES CORPORATION	PERMANENT AGREEMENT	12/09/2013	3-16-1 3-16-4	02/01/2014	319/408 #190093	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	03/10/2013	3-16-1 3-16-4	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	15/03/2013	3-16-4 3-16-1	12/09/2013	312/581 #183049	NOT REQUIRED	DODDRIDGE
WV	CANTON WATER	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/10/2013	3-5-30 3-5-30.1	19/08/2013	311/213 #181742	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	JORDAN FAMILY TRUST	ANTERO RESOURCES CORPORATION	VALVE SITE	28/03/2013	3-5-7; 3-5-8	09/09/2013	312/319 #182764	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	STANLEY, TOBEY	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	01/10/2013	3-6-18.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE

60

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	CANTON WATER	YERKEY, RONALD	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/10/2013	3-9-3 3-9-4 3-9-19 3-9-9	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON WATER	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	31/10/2013	6-1-3 6-1-4	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	22/08/2013	1-7-1	12/09/2013	312/523 #183040	NOT REQUIRED	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL D., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	25/09/2013	6-15-1	10/04/2012	299/61 161259		DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	24/06/2013	6-15-13.2	17/09/2013	313/7 #183232	NOT REQUIRED	DODDRIDGE
WV	HWY 50 CROSSING	LAW, RONALD L.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS	27/09/2013	6-2-1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 CROSSING	RACE, FRANK W., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	22/08/2013	8-13-18	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	HWY 50 CROSSING	RILL, ELWOOD P., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	31/10/2013	6-1-3 6-1-4	02/10/2014	336/89 #212302	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 CROSSING	BALLENGER, JAMES M., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	22/10/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 XING	LAW, RONALD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	08/08/2013	6-2-1	19/02/2014	321/161 #193872	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	COTTRILL, TIMOTHY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	24/08/2013	8-13-15	26/02/2014	321/250	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	WASMER, SEAN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	14/08/2013	8-13-17	PENDING	PENDING	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	HALL DRILLING, LLC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/09/2013	8-13-16.3	02/10/2014	336/70 #212299	NOT REQUIRED	DODDRIDGE
WV	HWY 50 XING	WASMER, RODNEY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	14/08/2013	8-13-16.5	PENDING	PENDING	NOT REQUIRED	DODDRIDGE
WV	HWY 50 X-ING	LEATHERMAN, MICHAEL ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	11/12/2013	3-16-15	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 X-ING	LEATHERMAN, MICHAEL ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	11/12/2013	3-16-15	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 X-ING	BLAND, JAMES ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	13/12/2013	3-16-15.2	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNA M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/09/2013	3-16-15	18/08/2014	332/511 #207904		DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNA M.	ANTERO RESOURCES CORPORATION	PERMANENT ACCESS ROAD	19/08/2014	3-16-15			NO CONSENT REQUIRED	DODDRIDGE
WV	HWY 50 XING CANTON WATER	WALLS, TERRY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/08/2013	8-9-4.1	09/12/2013	318/634 #188824	NOT REQUIRED	DODDRIDGE
WV	HWY CROSSING	BOWYER, DAVID	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/09/2013	3-16-14			NO CONSENT REQUIRED	DODDRIDGE
WV	HWY CROSSING	BOWYER, DAVID	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	11/09/2013	3-16-14	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	HWY CROSSING	JETT, GLORIA J.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	26/08/2013	3-16-19	OPTION ONLY	OPTION ONLY	NO CONSENT REQUIRED	DODDRIDGE

61

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	HWY CROSSING	STRICKLING, JOHN P., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	16/09/2013	8-13-16.1	02/10/2014	336/78 #212300	NO CONSENT REQUIRED	DODDRIDGE
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	13/06/2012	1-7-20 (1-6-43)	11/09/2013	312/419 #182965	NOT REQUIRED	DODDRIDGE
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	28/10/2012	1-7-20 (1-6-43)	08/02/2013	305/111 #171726	NOT REQUIRED	DODDRIDGE
WV	LEMLEY WATER IMPOUNDMENT	HFP LLC	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	16/01/2014	5-13				DODDRIDGE
WV	LEMLEY WATER IMPOUNDMENT	MT SALEM REVIVAL GROUNDS	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AGREEMENT	15/10/2013	10 -13 10.1-13	05/12/2013	318/452 188519	NO CONSENT REQUIRED	DODDRIDGE
WV	LEMLEY WATER IMPOUNDMENT	JEFFEREY D HILL, CRAIG A HILL, AND PHILLIP N HILL	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	02/10/2013	11/11.2-13/11.3-13/35-13	05/12/2013	318/444 188516	NO CONSENT REQUIRED	DODDRIDGE
WV	LEMLEY WATER IMPOUNDMENT	BRIAN D LEMLEY/RICK A LEMASTER & CHRISTY M LEMASTER	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	12/11/2013	11/11.2-13/11.3-13/35-13	23/01/2014	320/99 191544	NO CONSENT REQUIRED	DODDRIDGE
WV	M.I.C TO NALLEY	FOSTER, YVONNE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	15/02/2014	3-5-3			NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	19/11/2013	1-10-20	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	19/11/2013	1-10-20			NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	06/12/2013	1-10-18.1	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	06/12/2013	1-10-18.1			NO CONSENT REQUIRED	DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	DOTSON, ALLEN ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	29/07/2013	1-9-23			NO CONSENT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	22/07/2013	6-15-12	10/04/2012	298/687 #161754	NOT REQUIRED	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	10/10/2013	6-15-2.1	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	MOORE CANTON TO MELODY	LORKOVICH, LEONA ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/10/20132	3-5-2			NO CONSENT REQUIRED	DODDRIDGE
WV	MOORE CANTON TO MELODY	COSTILOW, CHARLRES	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	29/06/2013	3-5-6			NO CONSENT REQUIRED	DODDRIDGE
WV	MOORE CANTON TO MELODY	JORDAN FAMILY PARTNERSHIP	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	30/07/2013	3-5-7 3-5-8 3-5-15			NO CONSENT REQUIRED	DODDRIDGE
WV	MORRIS	HILL, JAMES ET UX	ANTERO RESOURCES CORPORATION	PERMANENT AGREEMENT	22/11/2011	3-10-15 3-10-9	21/12/2011	295-263 #158687	NOT REQUIRED	DODDRIDGE
WV	MOUNTAIN	COTRILL, WILLIAM FINLEY, JR.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	27/10/2013	1-6-1	N/A	N/A	CONSENT REQUIRED CONSENT SIGNED 11/15/2013	DODDRIDGE
WV	NORTH CANTON CONNECTOR	YEATER, REXALL WAYNE	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	24/08/2013	5-12-35	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY R, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	16/10/2013	1-15-2	09/01/2014	319/570 #190612	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	WEBB, JOSEPH E., ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	17/10/2013	1-15-3	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE

62

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	PRIMM WEST	BRITTON, ROBERT L., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/10/2013	1-11-11	02/10/2014	336/62 #212298	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	PRIMM, LOREN AND RUTH	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	17/12/2013	1-15-17	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	31/07/2013	1-12-3 1-12-17 1-12-30	19/09/2013	313/225 #183423	NONE REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	03/10/2013	1-15-6 1-15-6.4	09/01/2014	319/586 #190616	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	1-15-6.4	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	10/10/2013	1-15-6.4	02/10/2014	336/49 #212296	NO CONSENT REQUIRED	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	03/09/2013	1-15-6.4 1-12-36 1-12-37	PENDING	PENDING	NO CONSENT REQUIRED	DODDRIDGE
WV	RICHARDS WATER LINE	PENNINGTON, DEAN & MAUREEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	28/06/2013	6-11-3			NO CONSENT REQUIRED	DODDRIDGE
WV	SPIKER WATER IMPOUNDMENT	SUE ANN SPIKER AND JOHN SPIKER	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AGREEMENT	15/10/2013	1-3				DODDRIDGE
WV	SPIKER WATER IMPOUNDMENT	GEORGE W ADRIAN, NELSON W ELLMORE & DONNA J ELLMORE, LARRY A BASSETT & CYNTHIA E BASSETT, PAUL S CROWLEY & RHEMA M CROWLEY, AND RONNIE YOPP	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AGREEMENT	10/03/2014	1.1.3				DODDRIDGE
WV	TOMS FORK	ADRIAN, GEORGE W., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	28/10/2013	6-3-6	N/A	N/A	NO CONSENT REQUIRED	DODDRIDGE
WV	TOMS FORK	RANDOLPH, SALLY ANN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	28/06/2013	6-7-8	19/09/2013	312/299 #182714	NOT REQUIRED	DODDRIDGE
WV	TOM’S FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	27/09/2013	6-8-35	07/08/2014	332/347 #206964	CONSENT REQUIRED	DODDRIDGE
WV	VOGT	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	PIPELINE RIGHT OF WAY AGREEMENT	26/03/2014	1-6-37.1			PRIOR WRITTEN CONSENT NEEDED	DODDRIDGE
WV	WEBB	MORRIS, I.L. (IKE)	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	26/06/2013	1-11-8	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASMENT AGREEMENT	24/07/2012	1-6-38	08/02/2013	305/184 #171742	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	24/07/2012	1-6-38	08/02/2013	305/177 #171741	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	WRIGHT, CRAIG ALLEN II	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	26/07/2012	1-10-38	08/02/2013	305/89 #171722	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. AND ROSALIND	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	21/09/2013	1-7-85			NO CONSENT REQUIRED	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	23/07/2012	1-7-85	08/02/2013	305/96 #171723	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	09/10/2012	1-7-85	08/02/2013	305/102 #171724	NOT REQUIRED	DODDRIDGE

63

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/08/2012	1-10-2	11/01/2013	304/537 #170542	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	30/08/2012	1-10-2	11/01/2013	304/544 #170543	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	19/11/2012	1-10-2	11/01/2013	304/549 #170544	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	19/11/2012	1-10-2	11/01/2013	304/553 #170545	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	JAMES, WILLIAM P.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/07/2012	1-6-6	11/09/2013	312/431 #182968	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	KEY OIL COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	23/07/2012	8-19-7	21/09/2013	303/66 #166807	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	17/07/2012	8-19-8	22/02/2013	305/327 #172478	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/11/2012	8-19-8	04/09/2013	312/200 #182514	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	13/07/2012	8-14-14	11/01/2013	304/564 #170548	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/10/2012	8-14-14	11/01/2013	304/571 #170549	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	LEWIS, ROBERT K.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	07/10/2012	1-10-18	08/02/2013	305/82 #171721	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/09/2012	1-10-19	08/02/2013	305/104 #171725	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	28/05/2013	1-10-19	04/09/2013	312/204 #182515	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	LEWIS, ALBERT L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	07/10/2012	1-10-18.1	08/02/2013	305/153 #171735	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	24/09/2012	1-10-20; 1-10-25	08/02/2013	305/131 #171731	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	30/10/2012	1-10-20; 1-10-25	08/02/2013	305/129 #171730	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	30/10/2012	1-10-20; 1-10-25	08/02/2013	305/136 #171732	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/07/2013	1-10-20; 1-10-25	08/02/2013	305/123 #171729	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	19/08/2012	1-10-27 1-10-28	26/08/2013	311/494 #182040	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	15/10/2012	1-10-27 1-10-28	26/08/2013	311-509 182042	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	15/10/2012	1-10-27 1-10-28	26/08/2013	311/504 #182041	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	10-15012	1-10-27 1-10-28	26/08/2013	311-509 182042	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/06/2012	1-6-16, 20, 19, 4	11/01/2013	304/573 #170550	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	04/10/2012	1-6-16, 20, 19, 4	11/01/2013	304/579 #170551	NOT REQUIRED	DODDRIDGE

64

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	14/10/2012	1-6-16, 20, 19, 4	11/01/2013	304/579 #170551	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	14/10/2012	1-6-16, 20, 19, 4	11/01/2013	304/579 #170551	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	KNUDSEN, ELAINE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/06/2012	1-6-31.1	08/02/2013	305/160 #171736	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	KNUDSEN, ELAINE	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	13/10/2012	1-6-31.1	08/02/2013	305/166 #171737	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	GAGNON, GEORGE L. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	18/11/2012	1-6-31.2	2/8/2013, 2/8/2013	305/139 #171733, 305/146 #171734	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	28/08/2012	1-7-20 1-5-43	08/02/2013	305/118 #171727	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	28/10/2012	1-7-20 1-5-43	11/09/2013	312/419 #182965	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	28/10/2012	1-7-20 1-5-43	11/09/2013	312/419 #182965	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/08/2012	8-14-14;1-10-31	11/01/2013	304/522 #170538	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/10/2012	8-14-14;1-10-31	11/01/2013	304/529 #170539	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	13/07/2012	8-19-6; 8-19-1	11/01/2013	304/530 #170540	NOT REQUIRED	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	27/10/2012	8-9-1,6	11/01/2013	304/536 #170541	NOT REQUIRED	DODDRIDGE
WV	WOLF PEN TO HARDWOOD	ROSS, GEORGE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	25/08/2014	6-8-7			NO CONSENT REQUIRED	DODDRIDGE
WV	ZINNIA	MCCLAIN, ROGER A.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	19/07/2013	6-8-40	N/A	N/A	NOT REQUIRED	DODDRIDGE
WV		TROY D. CUNNINGHAM AND ANNABELLE RIFLE	ANTERO RESOURCES CORPORATION	TANK PAD AGREEMENT	05/07/2013	1-6-41	23/07/2013	310/527	YES	DODDRIDGE
WV		MT. SALEM REVIVAL GROUNDS, INC	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WATERLINE AGMT	21/02/2014	3-13-15.1	NA	NA	YES	DODDRIDGE
WV		DWIGHT AND TINA MOORE	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WATERLINE AGMT	21/02/2014	3-13-17,21,22	NA	NA	YES	DODDRIDGE
WV	BONNELL TO WOLF PEN	LOWTHER, KENNETH ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	23/06/2013	6-8-4			NO CONSENT REQUIRED	DODDRIDGE
WV	CANTON NORTH; CANTON SOUTH; CANTON WATER	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	27/09/2013	3-2-1 3-2-4.2 5-12-39 5-17-14 5-17-12.1 5-17-11 5-17-3	07/08/2014	332/347 #206964	CONSENT REQUIRED	DODDRIDGE AND TYLER
OH	LASKO SFWI	TIMOTHY LASKO	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT	23/09/2013	31-00244 31-00246	10/12/2013	510/2253-2254	YES	GEURNSEY
OH	LASKO	TIMOTHY GEORGE LASKO	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AGREEMENT	23/09/2013					GUERNSEY

65

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	SALEM TO VARNER WEST	CAROLYN PLAUGHER	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	20/11/2013	4-6	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	WILLIS MATHEY	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	26/07/2013	27-08-166	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	ERIC L COCHRAN	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	17/07/2013	302321-78 302321-10	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	FRANK AND MARTHA BRUNETTI	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	11/09/2013	302-61 302-66 302-65	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	BLACK ROCK ENTERPRISES	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	18/10/2013	302-78 302-51	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	DANIEL AND RACHEL TUCKER	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	24/09/2013	321-19	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	ANTHONY FEATHERS	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	26/09/2013	321-30	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	MARK AND SABRINA BENEDUM	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	25/08/2013	321302-10.1 321302-18	NA	NA	YES	HARRISON
WV	SALEM TO VARNER WEST	LYLE AND BETTY BENEDUM	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WL AG	18/10/2013	322-6 322-2	NA	NA	YES	HARRISON
WV		GAL LAND COMPANY	ANTERO RESOURCES CORPORATION	AMENDMENT OF TEMP WATER WD LEASE AGMT	25/04/2014	12-424-17.1	NA	NA	YES	HARRISON
WV		ROGER AND SANDY WEESE	ANTERO RESOURCES CORPORATION	WATER WD AND TEMP WATERLINE AGREEMENT OPTION	20/01/2014	1-4-4/5	05/12/2013	318-452	YES	HARRISON
WV		BLACKROCK ENTERPRISES, LLC	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/08/2013	18-302-51	N/A	N/A	YES	HARRISON
WV		ERIC L COCHRAN	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	17/07/2013	18-302-78; 18-321-10	N/A	N/A	YES	HARRISON
WV		LYLE AND BETTY R BENEDUM	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/08/2013	18-302-78; 18-322-6, 2	N/A	N/A	YES	HARRISON
WV		MARK AND SABRINA BENEDUM	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	25/08/2013	18-321-10.1,18 18-302-22	N/A	N/A	YES	HARRISON
WV		PATRICK J SHAVER	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	03/07/2013	18-321-31.2	N/A	N/A	YES	HARRISON
WV		FREDDIE DAUGHERTY	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMP WATERLINE AGMT	16/12/2013	20-383-22	NA	NA		HARRISON
WV		CAROL HURST, PEGGY HURST, CLARA HURST	ANTERO RESOURCES CORPORATION	TANK PAD, STORAGE YARD, OFFLOADING AND WARE YARD AGMT	07/03/2014	20-403-4	15/04/2024	1531-826	YES	HARRISON
WV		WILLIAM MCDONALD	ANTERO RESOURCES CORPORATION	WATER WD AGREEMENT	12/03/2014	20-424-002	21/05/2014	1533-1207	YES	HARRISON
WV		BRENDA AND THOMAS TUCKWILLER	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY PUMPING AREA AGMT	17/09/2014	20-424-16	NA	NA	YES	HARRISON
WV		JAMES RAINES, CLARENCE MUTSCHELKNAUS, PATRICK DEEM	ANTERO RESOURCES CORPORATION	EXT AND RATIFICATION OF WATER USE AGMT	19/02/2014	7-267-24.2	13/03/2014	1528-145	YES	HARRISON
WV		IL MORRIS, MIKE ROSS INC	ANTERO RESOURCES CORPORATION	WATER TREATMENT FACILITY AGMT	29/07/2014	7-285-16	03/10/2014	1539-758	YES	HARRISON
OH	BARNESVILLE LINE	GINGERICH, DANIEL ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	21/10/2013	12-008008.000	19/03/2014	269/425 #201400074328	CONSENT TO ASSIGN NOT REQUIRED	MONROE

66

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BARNESVILLE LINE	GIRARD, EMIL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	07/11/2013	21-007007.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	YODER, ANTHONY	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	16/10/2013	120020000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	PIATT, THOMAS ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	30/09/2013	12-009006.0000 12-006007.0000 12-014012.0000 12-009005.0000 12-014013.0000	19/03/2014	269/379-388 #201400074322	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	HOTHEM FAMILY PROPERTIES, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/12/2013	12-008006.0000 12-007002.0000	19/03/2014	269/389 #201400074323	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	POWELL, DONALD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	20/09/2013	12-008014			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	MELLOT, HENRY ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	24/10/2013	12-008002			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	06/12/2013	20-0130110.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	WAHL, JAMES M.	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	28/10/2013	20-014001.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	25/10/2013	12-001007.000	19/03/2014	269/451 #201400074331	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	MONTER, ROLLIN J.	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	16/09/2013	21-005004.0000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	RUBEL, DAVID ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	15/10/2013	21-006009.0000 21-006009	24/03/2014	269/839 #201400074424	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	MCPEEK, JAYNE ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	06/11/2013	21-006001.0000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	MILLER, ALLEN ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	26/10/2013	210070000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	26/10/2013	210070000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	SMITH, ROBERT	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/11/2013	210070000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	FARNSWORTH, CLAYTON ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	16/11/2013	210070000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	SNYDER, TIMOTHY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	08/11/2013	210110000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE

67

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BARNESVILLE LINE	BRINSON, ROY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	30/11/2013	210120000000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	PATCHIN, TROY	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	18/09/2013	120010051000 120010050000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	CHRISTMAN, JOHN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	31/10/2013	120010060000 120010090000	19/03/2014	269/416 #201400074327	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	BYLER, ELMER	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	26/10/2013	12-0010100.000 12-0060030.000 12-0060160.000	13/02/2014	265/661 #20140073544	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	01/11/2013	12-001015.0000	19/03/2014	269/443 #201400074330	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	BURKHART, WILMA	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/10/2013	12-0050130.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	CAMPBELL, MALVERN ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	09/10/2013	12-0060070.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	YODER, ADEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/12/2014	120060100000 120060200000	3/19/2014 3/19/2014	269/397 #20140074324	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	08/10/2013	12-006014.0000	19/03/2014	269/407-415 #201400074326	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	VARGO, EDWARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	23/09/2013	120060190000 120010020000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	WILLIAMS, LEONARD ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	20/11/2013	120080040000 37-0000288.000	3/18/2014 3/24/2014	465/154 #201400004477 269/758 #201400074414	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	08/10/2013	12-008006.0000 12-008017.0000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	06/12/2013	200140100000 200130110000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	GENTILE, ANTHONY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	14/10/2013	210013004000 120020030000 120020020000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	BROWNFIELD, RANDALL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	16/09/2013	210050010000 210050011000 210010030000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	HEIDBREDER, ROBERT ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	26/09/2013	210050051000 210050050000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	RUSH, VIRGIL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	18/10/2013	210060110000 210070110000			CONSENT TO ASSIGN NOT REQUIRED	MONROE

68

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	14/12/2013	210110090000 210110130000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	07/10/2013	210130110000 210130030000 210060070000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	BARNESVILLE LINE	BURKHART, CYRIL, TRUSTEE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	08/11/2013	20-004003.000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	ERVIN LINE	CARPENTER, JAMES DALE & CARPENTER, RICHARD ALAN	ANTERO RESOURCES CORPORATION	EXTRA TEMPORARY WORKSPACE	19/11/2013	21-002006.0000 21-008002.0000			CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH	HOTHEM 1	HOTHEM FAMILY PROPERTIES	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT FW 1						MONROE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	06/10/2013	210110000000	03/12/2013	259/240-244 #201300072122	CONSENT TO ASSIGN NOT REQUIRED	MONROE
OH		FORREST FRANK	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT EXHIBIT A	10/03/2014	Section 15 and 16 120120050000/120130060000	18/04/2014	272/92-93	YES	MONROE
OH		FORREST FRANK	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT EXHIBIT B	10/03/2014	Section 15 and 16 120120050000/120130060000	18/04/2014	272/94-95	YES	MONROE
OH		HOTHEM FAMILY PROPERTIES	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT FW 1&2	23/05/2014	Section 30 37-00365/37-00364	08/07/2014	278/936-937	YES	MONROE
OH	BATESVILLE	WYSCARVER, JAMES CLINTON AND AMY DIANNE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	02/08/2013	01-21323	07/03/2014	242/618 # 201400063983	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	05/09/2013	36-0051151.000	NOT RECORDED		CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	07/11/2013	36-0021026.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	10/12/2013	36-0021026.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	07/08/2013	36-0021028.000	14/02/2014	241/311	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	21/11/2013	36-0021029.000	13/02/2014	241/106-109 #201400063621	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	21/11/2013	36-0021036.000	13/02/2014	241/106-109 #201400063621	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	21/11/2013	36-0021036.000 36-0021029.000	13/02/2014	241/102-105 #201400063620	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	20/07/2013	36-0021036.000 36-0021029.000	13/02/2014	241/92-101 #201400063619	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

69

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	16/07/2013	36-0021037.000	12/02/2014	241/75-82 #201400063614	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R. AND CATHLEEN M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	05/09/2013	36-0051151.000	14/02/2014	241/319 #201400063674	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	21/11/2013	36-21029 & 36-21036	13/02/2014	241/102 # 201400063620	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	16/07/2013	36-21037	12/02/2014	241/75 # 201400063614	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN	GRISSOM, JAMES ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	14/08/2013	01-0021349.000	23/09/2013	231/438-445 #201300061291

GRANTEE HAS THE RIGHT TO ASSIGN THE OPTION; GRANTEE MUST OBTAIN WRITTEN CONSENT FROM GRANTOR TO ASSIGN THE EASEMENT BUT CONSENT SHALL NOT BE UNREASONABLY WITHHELD. CONSENT IS NOT A NECESSITY IF GRANTEE IS ASSIGNING THIS EASMENT TO AFFILIATE OR SUBSIDIARY COMPANY OF THE GRANTEE.

NOBLE
OH	ERVIN	ROE, KATHY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	28/06/2013	01-0050111.000	03/12/2013	236/364-70 #201300062514	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	SLAGLE, PORTER DAVID ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	07/11/2013	01-0021195.001			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	LONG, OMER ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	30/09/2013	01-0021196.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	PICKENPAUGH, WILLIAM ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	08/11/2013	01-0021217.000	03/12/2013	236/409-413 #201300062521	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	MILLER, HARVEY ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	17/10/2013	01-0021223.002			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	14/08/2013	01-0021322.001	07/03/2014	242/642 #201400063987	CONSENT TO ASSIGN NOT REQUIRED	NOBLE

70

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	13/01/2014	01-0021322.001	07/03/2014	242/648 #201400063988	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	13/01/2014	01-0021322.001	07/03/2014	242/654 #201400063989	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	DOLLISON, RICHARD ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF SURFACE FACILITY AGREEMENT	07/09/2013	01-0021324.000	03/12/2013	236/396-399 #201300062519	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	PICKENPAUGH, QUINTELLA & MORRIS, PATRICIA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	18/11/2013	01-0021344.000	NOT RECORDED		CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	ERVIN LINE	ROMONT FARMS, LLC	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	28/09/2013	02-0022100.000 01-0021195.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	HILL	JEFFREY S HILL, TRUSTEE OF THE WILFORD S HILL KEYSTONE INHERITANCE TRUST DATED MARCH 9 2010	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	28/04/2014					NOBLE
OH	PRICE LATERAL	PRICE, JOSEPH A. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	13/11/2013	31-0021383.003	01/04/2014	244/665 201400064366	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	SCHULTZ	POSTLEWAIT, RODNEY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	29/10/2013	01-0021367.000 01-0021368.004	N/A	N/A	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	SCHULTZ	BOMBORIS, RICHARD M. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	14/11/2013	01-0021374.004	01/04/2014	244/652 201400064364	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT WATER LINE	07/03/2014	01-0021384.003 01-0021385.000 01-0050052.000 36-0021032.000 36-0021033.000 36-0021034.000	01/04/2014	244/691 201400064369	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	07/03/2014	36-0021032.000 36-0021033.000 36-0021034.000 01-0021385.000 01-0021384.003	01/04/2014	244/691 201400064369	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	TRASKA	FRANK TRAKSA AND CHARISE A TRASKA	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION	06/08/2013					NOBLE
OH	TRASKA SFWI	FRANK AND CHARISSE	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT	06/08/2013	01-21433	27/09/2013	231/963-964	YES	NOBLE
OH	UTICA	MILEY, WAYNE SR. ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	03/10/2013	01-0021264.000			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	27/07/2013	31-0021104.000	19/09/2013	231/293-297 201300061257	NOT REQUIRED	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	28/07/2013	31-0021349.000	19/09/2013	231/255-262 201300061250	NOT REQUIRED	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	28/07/2013	31-0021366.000		222/ 447-456; #201300059103	CONSENT TO ASSIGN IS NOT REQUIRED	NOBLE

71

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
OH	WARNER	WARNER, AYDREY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-21150			NO CONSENT REQUIRED	NOBLE
OH	WARNER LATERAL	ANTERO RESOURCES CORPORATION	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	07/05/2014	23-0021150			CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-0021150.000	07/03/2014	242/706 201400063996	CONSENT TO ASSIGN NOT REQUIRED	NOBLE
OH	MYRON	IAN ROLFE FRAKES	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WATERLINE AGMT	05/12/2013	31-21237	24/02/2014	437-715	YES	NOBLE
OH		THE HILL PRINCIPLE PROTECTION TRUST	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT	18/03/2014	Section 18 32.21323	14/07/2014	250/404-405	YES	NOBLE
OH		JEFFREY HILL, TRUSTEE OF THE WILFORD HILL KEYSTONE INHERITANCE TRUST	ANTERO RESOURCES CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGMT	28/04/2014	Section 18 37-11330	14/07/2014	250/406-407	YES	NOBLE
WV	OHIO TO ANNIE	MEES, SARAH	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	30/09/2013	7-6-70	PENDING	PENDING	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	SAMS, HARRY N.., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	26/09/2013	7-6-71			NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	TICE, JOHN R.	ANTERO RESOURCES CORPORATION	EXTENSION OF WAREYARD AGREEMENT	04/10/2013	7-15-7	N/A	N/A		PLEASANTS
WV	OHIO TO ANNIE	BARTLETT, LINDSEY	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	23/10/2013	4-8-8	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	SMITH, JOHN A. AND EDITH U.	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WORKSPACE	03/12/2013	7-11-16	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	BARTLETT, LINDSEY, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WAREYARD AGREEMENT	23/10/2013	4-8-18	N/A	N/A		PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY AGREEMENT	07/09/2013	7-16-23	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	26/10/2013	7-11-47 7-12-21	N/A	N/A		PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WAREYARD AGREEMENT	26/10/2013	7-11-47; 7-11-46	N/A	N/A		PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK W. ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD	20/11/2013	7-16-11.1 7-16-12 7-16-12.1 7-16-23	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	07/09/2013	7-16-12 7-16-23	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS
WV	OHIO TO ANNIE	BUTLER, ROBERT W. ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD	19/11/2013	7-6-67 7-6-103	N/A	N/A	NO CONSENT REQUIRED	PLEASANTS

72

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	OHIO-ANNIE	MEES, SARAH E.	ANTERO RESOURCES CORPORATION	MEMORANDUM OF LEASE OF PIPARIAN RIGHTS AND WATER AND LAND USE	23/08/2013	7-6-70	03/09/2013	292/679 #605268	NOT REQUIRED	PLEASANTS
WV	CHARLENE	DEWBERRY, LINDA TRUSTEE, THE LINDA C. DEWBERRY TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	21/08/2013	3-19-49	30/01/2014	324/393 #201400000496	NOT REQUIRED	RITCHIE
WV	CHARLENE	HEFLIN, B. MORGAN, TRUSTEE THE B. MORGAN HEFLIN TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	25/02/2013	3-19-9	30/01/2014	324/401 #201400000497	NOT REQUIRED	RITCHIE
WV	CHARLENE	HURST, JEFFERY AND BRENDA	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	18/11/2013	3-14-11			NO CONSENT REQUIRED	RITCHIE
WV	CHARLENE	DAVIS, LEWIS PHILLIP, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	22/10/2013	3-14-3 3-14-4 3-14-6 3-14-12	30/01/2014	324/532 #201400000522	NOT REQUIRED	RITCHIE
WV	CHARLENE	JACKSON, H. KENNETH, JR., ET UX	ANTERO RESOURCES CORPORATION	EXTENSION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22/10/2013	3-19-9.1	N/A	N/A	NOT REQUIRED	RITCHIE
WV	EDWIN LATERAL WATER	MACKAY, EDWIN ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/12/2013	3-37-3			NO CONSENT REQUIRED	RITCHIE
WV	EDWIN LATERAL WATER	WILLIAMS, EDWIN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	03/09/2013	3-37-5			NO CONSENT REQUIRED	RITCHIE
WV	MIDDLE ISLAND CR	MAHONEY, JAMES D.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT 12/19/2012. MODIFICATION 3/8/2014.	08/03/2014	3-9-1	25/03/2014	327/74 #201400001554	NOT REQUIRED	RITCHIE
WV	MIDDLE ISLAND CR	JONES, LEWIS G.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-35.1	25/03/2014	327/104 #201400001558	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	03/08/2013	3-14-5	PENDING	PENDING	NOT REQUIRED	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	03/08/2013	3-14-5	04/09/2014	330/903 #20144972		RITCHIE
WV	MOUNTIAN CS	KIRK, TROY C. & JOZETTA CAROL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	03/12/2013	3-8-7	N/A	N/A	NO CONSENT REQUIRED	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L. AND ROSE M.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		3-36-21.1	N/A	N/A	NO CONSENT REQUIRED	RITCHIE
WV	PRIMM WEST	LANGFORD, JACK H, ET UX	ANTERO RESOURCES CORPORATION	SURFACE USE AGREEMENT AND ROAD ACCESS AGREEMENT	09/09/2013	3-40-25	30/01/2014	324/323 #201400000487	NO CONSENT REQUIRED	RITCHIE
WV	PRIMM WEST	LANGFORD, JACK H., ET UX, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	09/09/2013	3-40-25	30/01/2014	324/316 #201400000486	NO CONSENT REQUIRED	RITCHIE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	08/11/2013	5-20-15	N/A	N/A	NO CONSENT REQUIRED	TYLER
WV	CANTON WATER CANTON NORTH	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE	17/08/2013	5-17-12 5-17-13	02/01/2014	434/180 #81797	NOT REQUIRED	TYLER
WV	HARTLEY	HARTLEY, DAVID M	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/08/2013	6-12-21; 6-12-23; 6-12-27	21/08/2013	424/26 #76610	NOT REQUIRED	TYLER

73

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN	COUNTY
WV	HARTLEY WATER	HARTLEY. DAVID	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	06/08/2013	6-12-21 6-12-23 6-12-27			NO CONSENT REQUIRED	TYLER
WV	HEASTER WATER IMPOUNDMENT	RAY EDWARD ADKINS AND SUSAN P ADKINS	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	16/09/2013	3-3				TYLER
WV	MELODY WATER IMPOUNDMENT	ROBERT J SMITH AND CINDY L SMITH	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION		9-4				TYLER
WV	MELODY WATER IMPOUNDMENT	LARRY M SAMS AND CAROLYN A SAMS	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	10/07/2013	3&4/5/8				TYLER
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	09/02/2013	1-15-12	N/A	N/A	NOT REQUIRED	TYLER
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO RESOURCES CORPORATION	OPTION AND PERMANENT EASEMENT AGREEMENT	09/02/2013	1-15-12	N/A	N/A	NOT REQUIRED	TYLER
WV	MIDDLE ISLAND CR	UNDERWOOD RALPH JR., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	27/04/2013	1-15-25	N/A	N/A	NOT REQUIRED	TYLER
WV	OHIO TO ANNIE	HARPER, MATTHEW B., ET UX	ANTERO RESOURCES CORPORATION	MEMORANDUM OF CONSIDERATION FOR ROAD ACCESS EASEMENT AGREEMENT	15/10/2013	6-15-14	PENDING	PENDING		TYLER
WV	OHIO TO ANNIE	SHEPHERD, DANIEL MARK ET UX	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY AGREEMENT	12/09/2013	6-13-24.3	N/A	N/A	NO CONSENT REQUIRED	TYLER
WV	PIERPOINT WATER IMPOUNDMENT	LLOYD CARL SECKMAN, JEFFERY ALLEN SECKMAN, RANDALL JOSEPH SECKMAN	ANTERO RESOURCES CORPORATION	SUA AND COMPENSATION	15/07/2013	3-4				TYLER
WV		BETTY WEESE	ANTERO RESOURCES CORPORATION	TEMP ABOVE GROUND WATERLINE AGMT	22/01/2014	Jan-09			YES	TYLER

74

Water Lands and Water Leases

Greenbrier District, Doddridge County, West Virginia Lands:

FIRST TRACT:  Beginning at a stake, corner to lands of G. A. Hinkle; thence with S. E. Bennett and other lots, N 49 W. 180 1/2 feet to a Maple; N. 59 W. 75 feet to a locust; N. 63 W. 145 1/2  feet to a Sugar; N. 14 3/4  E. 93 feet to a center of public road; S. 72 1/4  E. 105 3/4  feet to point in road; S. 27 1/4  W. 14 feet; S. 61 E. 295 1/2 feet to stake in Harriet E. Bailey lands; thence with same, N. 33 1/2  E. 359 feet to a stone; N. 54 E. 346 3/4 feet to stone in lands of W. A. Hinkle; thence with same N. 27 1/4 E. 186 1/2 feet to stone, corner to second tract defined below; thence with line of same, N. 76 3/4  W. 36.7 poles to a point; S. 30 W. 13.8 poles to Hickory; N. 72 3/4  W. 36.7 poles to stone and Jack Oak pointers; N. 9 1/2  E. 34 poles to stone in original line of M. B. Richards; thence with same N. 81 W. 917 feet to stone in line of W. Carder; thence with same S. 8 W. 839 1/2  feet to Walnut on south side of Creek; S. 16 1/2 W. 1058 feet to Hickory on ridge (Sommerville land); N. 72 E. 69 feet to point; S. 69 1/4  E. 376 feet to stone; N. 56 E. 392 feet to stone in A. A. Mowery lands; thence with same, N. 56 E.  831 3/4 feet to Hickory; S. 86 E. 273 feet to stone in G. A. Hinkle lands; thence with same, N. 42 E. 472 feet to beginning, containing 76.62 acres, by coal survey, but carried on the Land Books in 1929 as 83.10 acres.

SECOND TRACT:  Beginning at a stone in original line of Margaret Adams land; thence with same, S. 80 1/4  E. 113 poles to a stone in W. T. Sommerville lands, corner to W. A. Hinkle; thence with same, S. 59 1/4  W. 46.5 poles to a stone corner to first tract; with a line thereof, N. 76 3/4  W. 36.7 poles to a point; S. 30 W. 13.8 poles to a Hickory; N. 72 3/4  W. 36.7 poles to a stone and Jack Oak; N. 9 1/2  E. 34 poles to beginning containing 18.8 acres.

BUT EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:

(a)         a lot or parcel of land conveyed by deed dated June 14, 1976, of record in Deed Book No. 173, at page 538, from Callwell J. Hutson and Barbara Hutson, his wife, to Clifford Corder, Claude Bennett and Eugene Corder, Trustees of the Big Isaac United Methodist Church, or their successors in office;

(b)         a 1 acre, more or less, tract or parcel of land conveyed by deed dated June 10, 1948, of record in said Clerk’s Office in Deed Book No. 112, at page 284, from Destie L. Slussar to the Board of Education of the County of Doddridge;

(c)          a tract or parcel of land described as containing 34.91 acres, more or less, conveyed by deed dated April 28, 2009, of record in said Clerk’s Office in Deed Book No. 280, at page 578, from Anthony Lake to Karl B. Rowlands and Stacie B. Rowlands; and

(d)         any lots of land referenced in that certain deed dated October 26, 1929, and of record in Deed Book No. 90, at page 372, from W. L. Slussar and Maud E. Slussar to Destie L. Slussar as “heretofore sold and reserved.”

75

and being the residue of the tracts or parcels of land conveyed to Anthony Lake by Donald Huffman by deed dated October 16, 2000, and of record in the Office of the Clerk of the County Commission of Doddridge County, West Virginia, in Deed Book No. 247, at page 166.

The above described tracts of land were surveyed by David L. Jackson, PS No. 708, of Clarksburg, West Virginia, and are shown on the plat of survey attached hereto and made a part of this description dated December 12, 2012, and entitled “Plat of Survey For Antero Resources, Inc. of the Anthony Lake Tract, Situate on Laurel Run and WV County Rt. 25, Greenbrier District, Doddridge County, West Virginia,” and is further described by said surveyor as follows:

A tract of land in Greenbrier District, Doddridge County, West Virginia, on the waters of the Laurel Run, more particularly described as follows:

Beginning at a found corner fence post, a corner of Bowers (D.B. 246/279) and in a line of Gregory (W.B. 40/689); thence with Gregory for a part of one line and with Gray (D.B. 245/515) for the remainder of said line

S 83°21’25” E 924.00 feet to a set 5/8-inch rebar with cap, a corner of Gray; thence with Gray

S 83°59’40” E 1838.35 feet to a 5/8-inch rebar with cap set in a line of Greynolds (A.B. 30/405), a corner of Gray and of Arbogast (D.B. 132/103), from which a 32-inch R.O. bears N 61°38’W 1.49 feet; thence with Arbogast for two lines

S 55°30’20” W 756.50 feet to a 5/8-inch rebar with cap set by a found T-post; thence

S 26°26’45” W 186.74 feet to a 5/8-inch rebar found with Jackson cap, a corner of Arbogast and of McGill (D.B. 266/218); thence with McGill for five lines

S 53°14’30” W 347.14 feet to a 5/8-inch rebar with Jackson cap set by a found T-post; thence

S 32°34’30” W 196.53 feet to a 5/8-inch rebar found with Jackson cap; thence

N 58°17’20” W 177.45 feet to a 5/8-inch rebar found with Jackson cap; thence

N 59°44’10” W 131.85 feet to a 5/8-inch rebar found with Jackson cap; thence

S 28°27’20” W at 149.72 feet passing a 5/8-inch rebar found with Jackson cap, in all 164.92 feet to a point in the centerline of West Virginia County Route No. 25, a corner of McGill and of Posey et al (D.B. 234/531, W.B. 36/632); thence with the centerline of said Route 25 for two lines and with Posey et al for three lines

N 73°12’15” W 49.04 feet; thence

N 77°16’55” W 41.03 feet to a point in the centerline of said Route 25; thence leaving the centerline of said Route 25

76

S 13°14’15” W 14.17 feet to a 5/8-inch rebar found in the southerly right of way line of said Route 25 and also in a line of said Posey et al, a corner of Rowlands (D.B. 280/578); thence with the southerly right of way line of said Route 25

N 77°39’55” W 436.44 feet to a point in the southerly right of way line of said Route 25, and also being in a line of the Big Isaac United Methodist Church (W.B. 4/229), a corner of Rowlands; thence leaving the southerly right of way line of said Route 25 and with the lot owned by the Big Isaac United Methodist Church for two lines

N 03°24’50” W at 31.00 feet passing a set 5/8-inch rebar with cap, and at 38.42 feet passing a set 5/8-inch rebar with cap, in all 58.38 feet to a set 5/8-inch rebar with cap north of said Route 25; thence

S 86°41’25” W at 106.34 feet passing a set 5/8-inch rebar with cap, in all 236.07 feet to a point within the right of way limits of said Route 25, a corner of the lot owned by the Big Isaac United Methodist Church, and also being a corner of the Methodist E. Church (D.B. 9/396); thence with the lot owned by the Methodist E. Church

S 79°04’45” W 80.22 feet to a point within the right of way limits of said Route 25, a corner of the lot owned by the Methodist E. Church, and also a corner of the Big Isaac United Methodist Church (D.B. 173/538); thence with the lot owned by the Big Isaac United Methodist Church for two lines

S 75°19’20” W 100.98 feet to a point within the right of way limits of said Route 25; thence

S 01°55’15” E 26.47 feet to point in the southerly right of way line of said Route 25 and in a line of the lot owned by the Big Isaac United Methodist Church, a corner of said Rowlands tract, from which a found 2-inch pipe bears S01°55’15”E 74.91 feet; thence with Rowlands and with the southerly right of way line of said Route 25

S 64°29’10” W 208.39 feet; thence with a curve concave to the northwest having a radius of 427.52 feet and an arc length of 109.43 feet and a chord of

S 75°10’15” W 109.13 feet to a point in the southerly right of way line of said Route 25, a corner of Rowlands (D.B. 280/578), and a corner of another tract owned by Rowlands (D.B. 264/478 2”d tract); thence leaving the southerly right of way of said Route 25 and with said Rowlands 2nd tract

N 83°55’05” W 236.83 feet to a point in the southerly right of way line of said Route 25, a corner of Rowlands 2”d tract, and a corner of another tract owned by Rowlands (D.B. 264/478 1st tract), from which a found 5/8-inch rebar bears S07°10’55”W 226.00; thence leaving the southerly right of way of said Route 25

N 06°31’05” E at 28.52 feet passing a found 5/8-inch rebar, a corner to Bowers (D.B. 246/279) and continuing with Bowers, in all 623.27 feet to a 5/8-inch rebar with cap set in the root hole of a 28-inch hickory stump, a corner of said Bowers; thence with Bowers

N 06°50’15” E 651.47 feet to the beginning, containing 55.86 acres, more or less.

77

Water Equipment

1.              All existing or imminent buried water pipelines and associated appurtenances.

2.              All existing or imminent temporary surface water pipeline and associated appurtenances.

3.              All water pipeline and associated appurtenances contained in inventory and designated for future water pipeline projects.

4.              All existing or imminent pump stations, transfer pumps, or booster pumps that are designated for the transfer of water up to the Contributor’s receiving tanks/pits.

5.              All pump stations, transfer pumps, or booster pumps that are contained in inventory and designated for the future transfer of water up to the Contributor’s receiving tanks/pits.

6.              All existing or imminent operational equipment, tools, telemetry devices, vehicles necessary for operation of the line.

7.              All Fresh Water Impoundments (“FWIs”), including the following (status as of October 15, 2014):

Description	State	Status
East Law Super Fresh Water Impoundment	OH	Built
Traska Super Fresh Water Impoundment	OH	Built
Schroder Impoundment	OH	Built
Wayne Impoundment	OH	Built
Carpenter Impoundment	OH	Built
Wilson East Water Impoundment	OH	Built
Wilson West Water Impoundment	OH	Built
Justice Water Impoundment	OH	Built
Rich Water Impoundment	OH	Built
Hill Water Impoundment	OH	Permitted
Lasko Water Impoundment	OH	Permitted
Hothem 1 Water Impoundment	OH	Design Phase
Hothem 3 Water Impoundment	OH	Design Phase
Foreman Water Impoundment	WV	Built
Lake Water Impoundment	WV	Built
Harshbarger South Water Impoundment	WV	Built
Nimorwicz West Water Impoundment	WV	Built
Hinter Heirs North Water Impoundment	WV	Built
Pearl Jean North Water Impoundment	WV	Built
Whitehair Freshwater Impoundment	WV	Built
Bonnell Water Impoundment	WV	Built
Annie Water Impoundment	WV	Built
Pearl Jean South Water	WV	Built

78

Impoundment
Harshbarger North Water Impoundment	WV	Built
Bee Lewis Water Impoundment	WV	Built
Hinter Heirs South Water Impoundment	WV	Built
Marsden Water Impoundment	WV	Built
Quinn Water Impoundment	WV	Built
Nimorwicz East Water Impoundment	WV	Built
James Webb Fresh Water Impoundment	WV	Built
Lemley Water Impoundment	WV	Under Construction
Melody Water Impoundment	WV	Under Construction
Spiker Water Impoundment	WV	Under Construction
Heaster Water Impoundment	WV	Permitting Process
Heflin Water Impoundment	WV	Built
Pierpoint Water Impoundment	WV	Built

79

Water Related Contracts

1.                                      Water Use Agreement effective March 7, 2014 by and between Antero Resources Corporation and Noble Energy, Inc.

2.                                      Water Supply Agreement, dated as of August 14, 2014, by and between Antero Resources Corporation and EQT Production Company

80

Water Permits

Water Permits with the following agencies:

Agency	Description of Permits/Certifications
Army Corp of Engineers (“ACOE”)

Any ACOE permit verification for Section 404 Clean Water Act. Permit verification can include Nationwide Permit Nos. 12, 14, or 39 for any work, including construction and dredging, in the Nation’s navigable waters. Also known as a Pre-Construction Notification (PCN).

US Fish and Wildlife Service (“USFWS”)	Any Permit/Consultation regarding RTE (rare, threatened, endangered species; e.g., Indiana Bats, freshwater mussels) for Ohio and West Virginia.
West Virginia Department of Natural Resources, Wildlife Resources Division	Any Permit/Consultation regarding RTE (rare, threatened, endangered species; e.g., Indiana Bats).
West Virginia State Historic Preservation Office (“SHPO”)	Any permits related to projects submitted to the ACOE.
West Virginia Department of Environmental Protection (“WVDEP”) Division of Water and Waste Management	General Water Pollution Control Permit regarding the discharge of stormwater runoff associated with oil and gas related construction activities or Aboveground Storage Tank Registration and Permits
West Virginia Department of Environmental Protection (WVDEP) Office of Oil and Gas	Any Certificate of Approval (COA) for centralized freshwater impoundment or centralized pit
West Virginia Department of Natural Resources Office of Land and Streams	Any permits for right-of-entry or crossing associated with projects including stream crossings (boring or not), rail crossings, wetlands, mussel streams, etc.
West Virginia Division of Highways	Permitting covering construction in/around road crossings (boring or open-cutting a roadway) and project access roads/entrance locations.
West Virginia County Floodplain Offices	Approvals for projects within each county floodplain and for all projects in or not in floodplain.
West Virginia Division of Air Quality	Any permits or permit determination forms for pumps or equipment that exceeds the PTE (potential to emit) of >6 lbs/hr, 10 tons/yr or 144 lbs/day of any regulated pollutant
Ohio Department of Natural Resources Wildlife Resources Impact Assessment

Permits related to searches of the Ohio Natural Heritage Database and other relevant databases to determine if the project is located within any officially designated wilderness areas or wilderness preserves and to ascertain if there were any threatened or endangered species within the proposed project ROW or on contiguous properties.

Ohio State Historic Preservation Office	Permitting related to reviews identifying Phase 1 Surveys or archaeological sites within the project ROW.
Ohio Environmental Protection Agency (“OEPA”)	Individual Section 401 Water Quality Certifications (“WQC”) from the state; ACOE 404 Permits.
Ohio County Floodplain Offices	Permitting related to consultation required if project is located within a 100-year floodplain.
Ohio Department of Transportation/Ohio County Engineers	Road Use and Maintenance Agreement (RUMA) related to project access roads/entrance locations and road use.
Ohio Department of Natural Resources Dam Safety	Permits related to the construction of freshwater impoundments that exceed jurisdictional dam limits

81

Water Conveyed IP

None.

82

EXHIBIT B-1

EXCLUDED ASSETS

1.              Any firm transportation and firm gas sales contracts or any other contracts relating to the upstream business of Contributor or its Affiliates.

2.              Excluded Gathering and Compression Related Contracts:

a.              Master Lease Agreement No. 2248 dated as of May 17,2011, by and between Bank Capital Services LLC D/B/A F.N.B. Commercial Leasing, and Antero Resources Appalachian Corporation, and all schedules thereto

b.              Master Lease Agreement dated as of December 16, 2011, by between U.S. Bank Equipment Finance, a division of U.S. Bank National Association, successor by merger with U.S. Bancorp Equipment Finance, Inc. and Antero Resources Appalachian Corporation, and all schedules thereto

c.               Master Lease Number 393698 dated as of April 8, 2013, by and between Wells Fargo Equipment Finance, Inc. and Antero Resources Appalachian Corporation, and all supplements thereto

d.              Master Lease Agreement dated as of May 20, 2014, by and between U.S. Bank Equipment Finance, a division of U.S. Bank National Association, successor by merger with U.S. Bancorp Equipment Finance, Inc. and Antero Resources Corporation, and all schedules thereto

3.              Excluded Low Pressure and High Pressure Gathering Systems and Compression Systems

Any low pressure and high pressure pipeline gathering systems and compression systems owned by Summit, Crestwood, E2 Energy Services, ETC, M3, EQT, and MarkWest.

4.              Excluded Water Infrastructure

i.                  All above-ground tanks and other temporary storage facilities on or near Contributor’s fracturing locations that are designated for use by Contributor for receiving water from NewCo.

ii.               All existing pad associated pits designated for use as storage for onsite flowback water, or for receiving water from NewCo on fracturing locations.

iii.            All pumps required for the transfer of water from Contributor’s receiving tanks/pits/temporary storage facilities to the onsite working tanks immediately associated with fracturing activities.

iv.           All water pipeline required for the transfer of water from Contributor’s receiving tanks/pits/temporary storage facilities to the onsite working tanks immediately associated with fracturing activities.

v.              All existing or imminent withdrawal agreements for any withdrawal points.

EXHIBIT B-1

1

5.                                      Assets Relating to Both the Fresh Water Distribution and Upstream Businesses of Contributor

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Foreman Water Impoundment	WV	Antero Resources Appalachian	Clevenger, Richard D. & Margeurite A.		21	7	Greenbrier	Doddridge	5/3/2012	82.68	SUA, Memo of SUA	5/3/2012	Doddridge	5/24/2012	301/110
Foreman Water Impoundment		Antero Resources Appalachian									RAA, Memo of RAA	8/10/2012	Doddridge	8/28/2012	275/458
Foreman Water Impoundment		Antero Resources Appalachian	Bruner Land Company		9	7	Greenbrier	Doddridge	7/16/2012	144	SUA, Memo of SUA	7/16/2012	Doddridge	7/25/2012	302/83
Foreman Water Impoundment		Antero Resources Appalachian	Dennis Foreman	SUA and Compensation	10	7	Greenbrier	Doddridge	5/3/2012	88.28	Pipeline Relocation	10/3/2013	Doddridge
Foreman Water Impoundment		Antero Resources Appalachian		Waterline Easement	10	7	Greenbrier	Doddridge	5-3-12	88.28	Waterline Easement and ROW	4/8/2014	Doddridge	5/30/2014	330-200
Foreman Water Impoundment		Antero Resources Appalachian		SUA	10	7	Greenbrier	Doddridge	5/3/12	88.28	SUA, Memo of SUA	5/3/2012	Doddridge	5/24/2012	301/108
Foreman Water Impoundment		Antero Resources Appalachian	Lawrence J Jones and Jacqueline Jones	SUA and Compensation	12.2	6	Greenbrier	Doddridge	8/16/2012	32.187	SUA, Memo of SUA	8/16/2012	Doddridge	8/28/2012	275/456

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Timothy R O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/5/2012	218.57	Memo of SUA	4/20/2010	Ritchie	5/4/2012	256/138
Harshbarger South Water Impoundment		Antero Resources Appalachian	Timothy R O’Neil	SUA	10	14	Greenbrier	Doddridge	11/5/12	218.57	Memo of SUA	4/20/2012	Ritchie	5/4/2012	256/136, 256/138
Harshbarger South Water Impoundment		Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	Memo of SUA (Original sent to Denver)	2/29/2012	Ritchie	3/14/2012	255/667
Harshbarger South Water Impoundment		Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/95
Harshbarger South Water Impoundment		Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/93
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	SUA, Memo of SUA	4/17/2012	Ritchie	5/4/2012	256/125
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	SUA, Memo of SUA	4/17/2012	Ritchie	5/4/2012	256/108

2

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	SUA, Memo of SUA	4/19/2012	Ritchie	5/4/2012	256/118
Harshbarger South Water Impoundment		Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	SUA, Memo of SUA	4/19/2012	Ritchie	5/4/2012	256/113
Harshbarger South Water Impoundment		Antero Resources Appalachian	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	Memo of SUA	1/14/2012	Ritchie	3/14/2012	255/676
Harshbarger South Water Impoundment		Antero Resources Appalachian	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/91
Harshbarger South Water Impoundment		Antero Resources Appalachian	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/89
Harshbarger South Water Impoundment		Antero Resources Appalachian	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57	Memo of SUA (Original sent to Denver)	2/28/2012	Ritchie	3/14/2012	255/673
Harshbarger South Water Impoundment		Antero Resources Appalachian	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57	Memo of SUA	4/17/2012	Ritchie	5/4/2012	256/134
Harshbarger South Water Impoundment		Antero Resources Appalachian	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/105
Harshbarger South Water Impoundment		Antero Resources Appalachian	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/97
Harshbarger South Water Impoundment		Antero Resources Appalachian	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/102
Harshbarger South Water Impoundment		Antero Resources Appalachian	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	SUA, Memo of SUA	4/16/2012	Ritchie	5/4/2012	256/99
Nimorwicz West Water Impoundment		Antero Resources Appalachian	Tillman Lee Williams	Surface Use Agreement	1	341	Tenmile	Harrison	4/1/2013	55.5	SUA, Memo SUA	5/9/2012	Harrison	6/4/2012	1492/606

Pearl Jean North Water Impoundment	WV	Antero Resources Appalachian	Dean R Pennington and Martha A Pennington	SUA and Compensation	21/28/1/51	16/17/20/20	Grant	Doddridge	2/8/2013	62.63/42.13/0.65/0.1	SUA, Memo of SUA	2/8/2013	Doddridge	3/18/2013	305-555

3

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Whitehair Freshwater Impoundment	WV	Antero Resources Appalachian	Elton D Whitehair & Judith Whitehair	Water Impoundment and Compensation	18	12	New Milton	Doddridge	8/14/2012	105.86	SUA, Memo of SUA	12/9/2011	Doddridge	1/30/2012	262/631
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Elton D Whitehair & Judith Whitehair	SUA	18	12	New Milton	Doddridge	8/14/2012	105.86	SUA, Memo of SUA	12/9/2011	Doddridge	1/30/2012	262/636
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	1/4/2013	Doddridge	2/25/2013	305-371
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	1/4/2013	Doddridge	2/25/2013	305-374
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA and Memo of SUA	1/8/2013	Doddridge	2/25/2013	305-369
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	5/13/2013	Doddridge	7/23/2013	310-+585
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	7/25/2013	Doddridge	9/13/2013	312-671
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	12/16/2013	Ritchie	2/24/2014	326/87-88
Whitehair Freshwater Impoundment		Antero Resources Appalachian Corp	Costal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	SUA, Memo of SUA	2/14/2014	Doddridge	3-18-14	322-73

Annie Water Impoundment	WV	Antero Resources Appalachian Corp	Annie B Haymond	SUA and Compensation	5	14	Clay	Ritchie	5/-/2012	637.095	SUA, Memo of SUA	10/27/2011	Ritchie	11/14/2011	294/942

Annie Water Impoundment	WV	Antero Resources Appalachian Corp	Annie B Haymond	SUA	5	14	Clay	Ritchie	5/-/2012	637.095	SUA, Memo of SUA	10/27/2011	Ritchie	11/14/2011	254/940

Annie Water Impoundment	WV	Antero Resources Appalachian Corp	Annie B Haymond	SUA	5	14	Clay	Ritchie	5/-/2012	637.095	SUA, Memo of SUA	5/17/2012	Ritchie	5/31/2012	256/468

Bee Lewis Water Impoundment	WV	Antero Resources Appalachian Corp	Lewis Paul Bee	SUA and Compensation	6	19	West Union	Doddridge	8/4/2012	70.8	SUA, Memo of SUA	8/4/2012	Doddridge	8/21/2012	302/444

4

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Bee Lewis Water Impoundment	WV	Antero Resources Appalachian Corp	Key Oil Company	Water Impoundment and Compensation	7	19	West Union	Doddridge	2/19/2013	27	SUA, Memo of SUA	7/24/2012	Doddridge	8/21/2012	302/446

Hinter Heirs South Water Impoundment	WV	Antero Resources Appalachian Corp	David & Vivian Burton and Richard and Loreta Delaney	Water Impoundment and Compensation	12	15	New Milton	Doddridge	12/20/2012	231.49	SUA, Memo of SUA	6/23/2011	Doddridge	8/12/2011	294/48

Marsden Water Impoundment	WV	Antero Resources Appalachian Corp	Richard E Marsden & Wilma J Marsden	SUA and Compensation	16	4	Greenbrier	Doddridge	3/-/2012	386	SUA, Memo of SUA	3/29/2012	Doddridge	4/20/2012	299/397

Quinn Water Impoundment	WV	Antero Resources Appalachian Corp	Leonard Courtney	Access Road Agreement	40/001&003	383/403	Union	Harrison	8/3/2012	121.1	SUA, Memo of SUA	10/27/2011	Harrison	11/21/2011	1480/35

James Webb Fresh Water Impoundment	WV	Antero Resources Appalachian Corp	James E Webb	SUA	3	15	Central	Doddridge	5/8/2013	84.89	SUA, Memo of SUA	6/6/2013	Doddridge	7/23/2013	310-545

Lemley Water Impoundment	WV	Antero Resources Corporation	HFP LLC	SUA and Compensation	5	13	Grant	Doddridge	1/16/2014	65	SUA, Memo of SUA	1/16/2014	Doddridge	2/28/2014	321-337

Lemley Water Impoundment	WV	Antero Resources Appalachian Corp	Mt Salem Revival Grounds	SUA	10 and 10.1	13	Grant	Doddridge	10/15/2013	75.13	SUA, Memo of SUA	7/23/2012	Doddridge	8/21/2012	302/449

Lemley Water Impoundment	WV	Antero Resources Appalacian Corp	Dennis S Powell and Kay L Powell	SUA and Compensation	7.8/25	10	Grant	Doddridge	2/7/2013	41.16/118.25	SUA, Memo of SUA	2/7/2013	Doddridge	3/18/2013	305-567

Lemley Water Impoundment	WV	Antero Resources Appalacian Corp	Jefferey D Hill, Craig A Hill, and Phillip N Hill	SUA	11/11.2/11.3/35	13	Grant	Doddridge	10/2/2013	59.08/50/5.59/2.2	SUA, Memo of SUA	10/4/2013	Doddridge	12/5/2013	318-449

Lemley Water Impoundment	WV	Antero Resources Appalacian Corp	Jefferey D Hill, Craig A Hill, and Phillip N Hill	SUA	11/11.2/11.3/35	13	Grant	Doddridge	10/2/2013	59.08/50/5.59/2.2	SUA, Memo of SUA	10/4/2013	Doddridge	12/5/2013	318-449

Lemley Water Impoundment	WV	Antero Resources Corporation	Brian D Lemley/Rick A Lemaster & Christy M Lemaster	SUA	11/11.2/11.3/35	13	Grant	Doddridge	11/12/2013	59.08/50/5.59/2.2	SUA, Memo of SUA	11/12/2013	Doddridge	1/23/2014	320-102

Melody Water Impoundment	WV	Antero Resources Corporation	Robert J Smith and Cindy L Smith	SUA and Compensation	9	4	Grant	Doddridge	4-4-13	112	SUA, Memo of SUA	4/4/2013	Doddridge	6/3/2013	309-391
Melody Water Impoundment		Antero Resources Appalachian Corp	Robert J Smith and Cindy L Smith	SUA and Compensation	9	4	Grant	Doddridge	4-4-13	112	SUA, and Memo of SUA	4/4/2013	Doddridge	6/3/2013	309-389

5

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Melody Water Impoundment	WV	Antero Resources Corporation	Robert J Smith and Cindy L Smith	SUA and Compensation	9	4	Grant	Doddridge		112	SUA, Memo of SUA	3/4/2014	Doddridge	4/15/2014	328-526

Melody Water Impoundment	WV	Antero Resources Corporation	Larry M Sams and Carolyn A Sams		3&4/5/8	4	Grant	Doddridge	7/10/2013	21.63/25/15	SUA, Memo of SUA	7/16/2013	Doddridge	9/13/2013	312-692

Heaster Water Impoundment	WV	Antero Resources Corporation	Ray Edward Adkins and Susan P Adkins	SUA and Compensation	3	3	Centerville	Tyler	9/16/2013	100	SUA, Memo of SUA	9/16/2013	Tyler	12/23/2014	433-606

Heflin Water Impoundment	WV	Antero Resources Appalachian Corp	Clifford Bash	SUA and Compensation	32	11	Greenbrier	Doddridge	1/6/2012	22	SUA, Memo of SUA	1/6/2013	Doddridge	2/25/2013	305-363
Heflin Water Impoundment		Antero Resources Appalachian Corp	James D Cavezza & Virginia Catherine Cavezza	SUA and Compensation	32	11	Greenbrier	Doddridge	9/27/2012	22	SUA, Memo of SUA, W-9	9/27/2012	Doddridge	10/25/2012	303/604
Heflin Water Impoundment		Antero Resources Appalachian Corp	Jeffrey J Ford	SUA and Compensation	36	11	Greenbrier	Doddridge	10/26/2012	89.74	Memo of SUA, SUA	10/26/2012	Doddridge	11/8/2012	303/723
Heflin Water Impoundment		Antero Resources Appalachian Corp	Bernard Hurst Jr and Carol Hurst	SUA and Compensation	32	11	Greenbrier	Doddridge	10/9/2012	22	SUA, Memo of SUA	10/9/2012	Doddridge	11/8/2012	304-13
Heflin Water Impoundment		Antero Resources Appalachian Corp	Laura Matunda	SUA and Compensation	32	11	Greenbrier	Doddridge	12/14/2012	22	SUA, Memo of SUA	12/14/2012	Doddridge	2/25/2013	305-386
Heflin Water Impoundment		Antero Resources Appalachian Corp	Kristi Nicholson	SUA and Compensation	32	11	Greenbrier	Doddridge	10/17/2012	22	SUA and Memo of SUA, W-9	10/17/2012	Doddridge	11/8/2012	304-23
Heflin Water Impoundment		Antero Resources Appalachian Corp	Clarence Everett Sperry and Josephine H Sperry	SUA and Compensation	32	11	Greenbrier	Doddridge	11/9/2012	22	Memo of SUA, SUA	11/9/2012	Doddridge	12/5/2012	304-197
Heflin Water Impoundment		Antero Resources Appalachian Corp	Janet Sperry	SUA and Compensation	32	11	Greenbrier	Doddridge	11/3/2012	22	SUA, Memo of SUA	11/3/2012	Doddridge	12/5/2012	304-195
Heflin Water Impoundment		Antero Resources Appalachian Corp	Diane Sperry	SUA and Compensation	32	11	Greenbrier	Doddridge	11/5/2012	22	SUA, Memo of SUA	11/5/2012	Doddridge	12/5/2012	304-199
Heflin Water Impoundment		Antero Resources Appalachian Corp	Jean A Nicholson	SUA and Compensation	32	11	Greenbrier	Doddridge	10/10/2012	22	SUA, Memo of SUA	10/10/2012	Harrison	11/8/2012	304-21

6

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Heflin Water Impoundment	WV	Antero Resources Appalachian Corp	Gary L Nicholson and Shirley Nicholson	SUA and Compensation	32	11	Greenbrier	Doddridge	11/5/2012	22	SUA, Memo of SUA	11/5/2012	Doddridge	12/5/2012	304-209
Heflin Water Impoundment		Antero Resources Appalachian Corp	Katherine Taylor	SUA and Compensation	32	11	Greenbrier	Doddridge	4/30/2013	22	SUA, Memo of SUA	4/30/2013	Doddridge	7/23/2013	310-509

Pierpoint Water Impoundment		Antero Resources Corporation	Lloyd Carl Seckman, Jeffery Allen Seckman, Randall Joseph Seckman	SUA and Compensation	3	4	Centerville	Tyler	7/15/2013	128.5	SUA, Memo of SUA	7/15/2013	Tyler	9/9/2013	425-457

Carpenter	OH	Antero Resources Appalachian Corporation	Wallace R & Judy A Carpenter Vol 177PG 430	SUA		21-017003-000	Section 21	Seneca Township, Monroe	7-6-12	137	SUA, Memo of SUA, acknowledgement agreement	7/6/2012	Monroe Co OH	8/20/2012	225/24

Justice	OH	Antero Resources Appalachian Corporation	Timoth J Justice OR 94 P 673 46.92 AC 31-21275.000	SUA		31-21275.000	Section 18	Seneca Township, Noble	9-12-12	46.92	SUA, Memo Of SUA	9/12/2012	Noble	11/7/2012	213/197

Rich	OH	Antero Resources Appalachian Corporation	Louise Annette Rich et al Vol 129 pg11 127.15 AC P.N. 31-0021366.000	SUA		31-00-21366.00;31-00-21349.00	Section 20;29	Seneca Township, Noble	8-26-12	157.12;104	SUA, Memo of SUA	8/26/2012	Noble	10/5/2012	211/700
Rich		Antero Resources Appalachian Corporation	Jack R & Norma R Miley Trustees SOR Vol 3 Pg 629 71.14 AC P.N. 31-0021369.000	Access Road Agreement		31-21264.000;31-51214.005	Section 21;21	Seneca Township, Noble	8-27-12	40;66	SUA, Memo of SUA, O&G Affidavit, W-9	6/3/2013	Noble, OH	7/22/2013	227/740
Rich		Antero Resources Appalachian Corporation	Louise Annette Rich et al Vol 129 Pg 11 104.00 P.N. 31-0021349.000	Access Road Agreement		31-21349.000;31-21366.000	Section 20;29	Seneca Township, Noble	11-5-12	104;157.12	SUA, Memo of SUA	11/25/2012	Noble	1/28/2013	217/941-943

Lasko	OH	Antero Resources Corporation	Timothy George Lasko	SUA		31-00244/31-00-246	Range 2, Section Lot 38 Richland Township	Guernsey	9/23/2013	71.32	SUA, Memo of SUA	4/18/2013	Guernsey, Oh	12/10/2013	510/2253-2254

7

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Hill	OH	Antero Resources Corporation	Jeffrey S Hill, Trustee of the Wilford S Hill Keystone Inheritance Trust Dated March 9 2010	Water Impoundment and Compensation		37-11330.000/37-21294.000	Section 18, Seneca Township	Noble	4/28/2014	41.37/40	SUA, Memo SUA, O&G Affidavit, W-9	8/22/2013	Noble OH	12/27/2013	238/15-16

Hill	OH	Antero Resources Appalachan Corporation	Jeffrey S Hill, Trustee of the Wilford S Hill Keystone Inheritance Trust Dated March 9 2011	SUA		37-11330.000/37-21294.000	Section 18, Seneca Township	Noble	4/28/2014	41.37/40	SUA (Parcel Id change from original)	4/17/2012	Noble	5-4-12	203/124-126

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Timothy R O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/5/2012	218.57	Memo of WI and Road Access Agreement, WI and Road Access Agreement	11/5/2012	Ritchie	11/26/2012	318/416-417

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	RAA, Memo of RAA	7/23/2012	Ritchie	8/17/2012	258/136, 258/141, 258/121, 258/123, 258/125, 258/127,258/130, 258/133

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Sharon S O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/2/2012	218.57	WI and Access Road Agmt, Memo of WI and Access Road Agmt	11/2/2012	Ritchie	11/26/2012	318/418

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	RAA, Memo of RAA	7/23/2012	Ritchie	8/17/2012	258/136, 258/141, 258/121, 258/123, 258/125, 258/127,258/130, 258/133

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Mary Frances Harmes & Nancy Louise Antil	Access Road and Impoundment	10	14	Union	Ritchie	11/6/2012	218.57	WI and Access Road Agmt, Memo of WI and Access Road Agmt	11/28/2012	Ritchie	1/9/2013	318-765/767

8

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Romarlo LLC	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	WI and Access Road Agmt, Memo of WI and Access Road Agmt	11/27/2012	Ritchie	1/9/2013	318-768/769

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57	RAA, Memo of RAA	7/23/2012	Ritchie	8/17/2012	258/136, 258/141, 258/121, 258/123, 258/125, 258/127,258/130, 258/133

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Kathleen R Hooven	Access Road and Impoundment	10	14	Union	Ritchie	11/7/2012	218.57	WI and Access Road Agmt, Memo of WI and Access Road Agmt	11/7/2012	Ritchie	12/4/2012	318-482/484

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57	RAA, Memo of RAA	7/23/2012	Ritchie	8/17/2012	258/136, 258/141, 258/121, 258/123, 258/125, 258/127,258/130, 258/133

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Karah L Loftin and Kelcie J Loftin	Access Road and Impoundment	10	14	Union	Ritchie	11/3/2012	218.57	WI and Access Road Agmt, Memo of WI and Access Road Agmt	11/2/2012	Ritchie	12/4/2012	318-479/481

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	RAA, Memo of RAA	7/23/2012	Ritchie	8/17/2012	258/136, 258/141, 258/121, 258/123, 258/125, 258/127,258/130, 258/133

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	O’Neil Family Trust, Daniel J O’Neil, Sean T O’Neil	Access Road and Impoundment	10	14	Union	Ritchie	11/27/2012	218.57	WI, Memo of WI	11/28/2012	Ritchie	1/9/2013	318-770/772

Harshbarger South Water Impoundment	WV	Antero Resources Appalachian	Jason S Harshbarger and Michelle D Harshbarger	Water Impoundment and Compensation	15	14	Union	Ritchie	12/7/2012	135	Access Road Agreement, Memo of Access Road Agreement	4/22/2014	Ritchie	5/21/2014	329/715-716

Whitehair Freshwater Impoundment	Wv	Antero Resources Appalachian Corp	Coastal Forest Resource Company	SUA	17	12	New Milton	Doddridge	3/6/2012	118.95	Road ROW	1/24/2014	Tyler	3-20-12	393-206

9

Impoundment	State	Grantee	Grantor	Item	Parcel #	Tax Map #	District	County	Date	Acres	Instrument	Execution Date	Recording County	Recorded Date	Recorded Instrument No.
Whitehair Freshwater Impoundment	WV	Antero Resources Appalachian Corp	Coastal Forest Resource Company	Road ROW Agreement	17	12	New Milton	Doddridge	3/6/2012	118.95	Road ROW, Memo of Road ROW	2/14/2014	Doddridge	3/18/2014	322-73

Hinter Heirs South Water Impoundment	WV	Antero Resources Appalachian Corp	David & Vivian Burton and Richard and Loreta Delaney	Access Road Agreement	12	15	New Milton	Doddridge	12/20/2012	231.49	Access Road Agreement, Memo of Access Road Agreement	12/20/2012	Doddridge	2/25/2013	305-381

10

EXHIBIT B-2

RETAINED LIABILITIES

Any liabilities associated with Environmental Protection Agency consent decrees.

EXHIBIT B-2

1

EXHIBIT B-3

RETAINED THIRD PARTY MIDSTREAM AGREEMENTS

Scadalynx Monitoring Agreement between Contributor and eLynx Technologies, LLC, expiring December 31, 2013. Notice has been served for renewal effective January 1, 2014 through December 31, 2014.

EXHIBIT B-3

1

EXHIBIT C

FORM OF GATHERING AGREEMENT

[attached.]

GATHERING AND COMPRESSION AGREEMENT

BY AND BETWEEN

ANTERO RESOURCES CORPORATION

AND

ANTERO MIDSTREAM LLC

DATED AS OF

[                  ], 2014

i

ii

Exhibit A	Excluded Wells
Exhibit B	Delivery Points
Exhibit C	Gathering System
Exhibit D	Initial Development Plan
Exhibit E	Conflicting Dedications
Exhibit F	Initial Gathering System Plan
Exhibit G	Form of Connection Notice
Exhibit H	Deemed Connection Notices
Exhibit I	Cost of Service Fee
Exhibit J	Memorandum of Agreement

iii

GATHERING AND COMPRESSION AGREEMENT

This Gathering and Compression Agreement (this “Agreement”), dated as of [               ], 2014 (the “Effective Date”), is by and between ANTERO RESOURCES CORPORATION, a Delaware corporation (“Shipper”), and ANTERO MIDSTREAM LLC, a Delaware limited liability company (“Gatherer”).  Shipper and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.                                    Shipper owns Oil and Gas Interests and intends to produce Gas and/or Liquid Hydrocarbons from Wells in the Initial Dedication Area and may from time to time own Oil and Gas Interests and may produce Gas and Liquid Hydrocarbons from Wells in other areas.

B.                                    Gatherer has acquired the Gathering System, which gathers Gas and Liquid Hydrocarbons from certain Wells of Shipper, from Shipper. Gatherer anticipates the expansion of the Gathering System to connect additional Wells of Shipper.

C.                                    Shipper desires to contract with Gatherer to provide the Services on the Gathering System with respect to Dedicated Production, including compressing Dedicated Gas at the System Compression Stations, and Gatherer desires to provide the Services to Shipper, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Adequate Assurance of Performance.  As defined in Section 13.6(a).

Affiliate.  Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  Affiliated shall have the correlative meaning.  The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

Agreement.  As defined in the preamble hereof.

Barrel.  Forty-two Gallons.

1

Btu.  The amount of heat required to raise the temperature of one pound of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 psia.

Business Day.  Any calendar Day that commercial banks in New York City are open for business.

Completion Deadline.  As defined in Section 3.3(c).

Compression Fee.  As defined in Section 5.1(a)(iii).

Condensate.  Gas that condenses at the wellhead or in the Gathering System at ambient temperatures and is recovered from the Gathering System or at the wellhead as a hydrocarbon liquid.

Confidential Information.  As defined in Section 18.6(a).

Conflicting Dedication.  Any gathering agreement or other commitment or arrangement that would require Dedicated Production to be gathered and/or compressed on any gathering system other than the Gathering System.

Connection Notice.  As defined in Section 3.3(c).

Contract Year.  Each of (i) the period from the Effective Date to the last Day of the Month in which the first anniversary of the Effective Date occurs and (ii) each period of twelve (12) Months thereafter.

Cost of Service Fee.  As defined in Section 5.1(e).

CPI.  As defined in Section 5.1(b).

CS Facility.  As defined in Section 5.1(e).

Cubic Foot.  The volume of Gas in one cubic foot of space at a standard pressure and temperature base of 14.73 psia and 60 degrees Fahrenheit, respectively.

Day.  A period commencing at 10:00 a.m., Eastern Standard Time, on a calendar day and ending at 10:00 a.m., Eastern Standard Time, on the next succeeding calendar day.  Daily shall have the correlative meaning.

Dedicated Gas.  Gas constituting Dedicated Production.

Dedicated Production.  All Production that is attributable to any Dedicated Property (including all Production attributable to third parties that is produced from a Well located on such Dedicated Property) that Shipper has the right to control and deliver for gathering and that is produced on or after the Dedication Effective Date with respect to such Dedicated Property, except for Gas being produced from the wells identified in Exhibit A.

Dedicated Properties.  All Oil and Gas Interests now owned or hereafter acquired by Shipper and located wholly or partly within the Dedication Area or pooled, unitized or

2

communitized with Oil and Gas Interests located wholly or partly within the Dedication Area; provided that Dedicated Properties shall not include any Oil and Gas Interests that are unitized or pooled with the properties of third parties that are not Dedicated Properties if Shipper is not the operator of such unit.

Dedication Area.  The Initial Dedication Area and any other area that becomes part of the Dedication Area pursuant to Section 2.5.

Dedication Effective Date.  With respect to Dedicated Properties owned by Shipper as of the Effective Date, the Effective Date; and with respect to Dedicated Properties acquired by Shipper after the Effective Date, the date such Oil and Gas Interests become Dedicated Properties pursuant to Section 2.5.

Delivery Point.  Each point at which point Gatherer will redeliver Production to Shipper or for its account, which shall be (i) in the case of Gas, the point of interconnection of the Gathering System with the facilities of a Processing Plant or Downstream Pipeline, including those points more particularly described on Exhibit B, (ii) in the case of Liquid Hydrocarbons recovered at the wellhead, the inlet flange of the storage tank at the facilities nominated by Shipper into which such Liquid Hydrocarbons are delivered from the Gathering System or from the truck, including those points more particularly described on Exhibit B, and (iii) in the case of Condensate that is recovered from Gas gathering facilities at a System Compressor Station, the outlet flange of the storage tank at such System Compressor Station into which such Condensate is delivered.

Delivery Point Gas.  A quantity of Gas having a Thermal Content equal to the total Thermal Content of the Dedicated Gas received by Gatherer from Shipper at the Receipt Points, less (i) the Thermal Content of Gas used for Fuel, (ii) the Thermal Content of Condensate recovered from the Gathering System, and (iii) the Thermal Content of Lost and Unaccounted for Gas, in each case, as allocated to Shipper in accordance with this Agreement.

Development Plan.  As defined in Section 3.2(a).

Downstream Pipeline.  Any Gas pipeline or any facilities of any end-user or local distribution company, in each case downstream of the Gathering System, into which Shipper’s Gas is delivered from the Gathering System or a Processing Plant.

Effective Date.  As defined in the preamble of this Agreement.

Emissions Charges.  As defined in Section 10.5.

Fair Market Value.  With respect to any asset, the price that would be paid by a willing buyer of such asset to a willing seller, as determined by an independent nationally known investment banking firm selected by Gatherer and reasonably acceptable to Shipper.

FERC.  As defined in Section 18.2.

Firm Capacity Production.  Production that is accorded the highest priority on the Gathering System with respect to capacity allocations, interruptions, or curtailments, specifically

3

including (i) Dedicated Production and (ii) Production delivered to the Gathering System from any Person for which Gatherer is contractually obligated to provide the highest priority. Firm Capacity Production will be the last Production removed from the relevant part of the Gathering System in the event of an interruption or curtailment and all Firm Capacity Production, including Dedicated Production, will be treated equally in the event an allocation is necessary.

Force Majeure.  As defined in Section 14.2.

Fuel.  Gas and electric power used in the operation of the Gathering System, including fuel consumed in System Compressor Stations and dehydration facilities that are part of the Gathering System.

Gallon.  One U.S. gallon, which is equal to 231 cubic inches.

Gas.  Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Gas Quality Specifications.  As defined in Section 10.1.

Gatherer.  As defined in the preamble of this Agreement.

Gathering Fee.  As defined in Section 5.1(a)(i).

Gathering System.  The gathering system described in Exhibit C being acquired by Gatherer from Shipper as of the date hereof, together with any additional System Segments constructed after the date hereof, as such gathering system is expanded after the date hereof, including, in each case, to the extent now in existence or constructed or installed in the future, Low Pressure Gas gathering pipelines, Liquid Hydrocarbons gathering pipelines, High Pressure Gas gathering pipelines, System Compressor Stations, Gas dehydration facilities, Receipt Points, Delivery Points (including all interconnection facilities), Measurement Facilities, Condensate handling facilities, pig receiving facilities, slug catchers and other inlet facilities at Processing Plants, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities.

Gathering System Plan.  As defined in Section 3.2(b).

Gross Heating Value.  The number of Btus produced by the complete combustion in air, at a constant pressure, of one Cubic Foot of Gas when the products of combustion are cooled to the initial temperature of the Gas and air and all water formed by combustion is condensed to the liquid state.

Governmental Authority.  Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

4

High Pressure.  Pipelines gathering or transporting Gas that has been dehydrated and compressed to the pressure of the Downstream Pipelines or Processing Plants at the Delivery Points.

High Pressure Gathering Fee.  As defined in Section 5.1(a)(ii).

Ideal Gas Laws.  The thermodynamic laws applying to perfect gases.

Imbalance.  As defined in Section 9.3.

Index Price.  For Gas produced from the Marcellus formation in West Virginia, the “Midpoint Average” price published in Platt’s Gas Daily Price Guide for “Columbia Gas/Appalachia”.  For Gas produced from the Utica formation in Ohio, the “Midpoint Average” price published in Platt’s Gas Daily Price Guide for “Texas Eastern M-2 Receipts”.  For other Gas production, an index price determined by Shipper and reasonably acceptable to Gatherer based on where such Gas production is being sold, or, if no appropriate index is available, a price based on a netback calculation determined by Shipper and reasonably acceptable to Gatherer.

Initial Dedication Area.  For Gas, the states of Pennsylvania, West Virginia, and Ohio; for Liquid Hydrocarbons, the states of West Virginia and Ohio.

Initial Development Plan.  The Development Plan attached hereto as Exhibit D.

Interruptible Production.  Production that is accorded the lowest priority on the Gathering System with respect to capacity allocations, interruptions, or curtailments.  Interruptible Production will be the first Production removed from the Gathering System in the event of an interruption or curtailment.

Liquids Gathering Fee.  As defined in Section 5.1(a)(iv).

Liquid Hydrocarbons.  Oil, Condensate, natural gasoline and all the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been processed, other than for removal of water at the wellhead.

Lost and Unaccounted For Gas.  Gas received into the Gathering System that is released or lost through piping, equipment, operations, or measurement losses or inaccuracies or that is vented, flared or lost in connection with the operation of the Gathering System.

Low Pressure.  Pipelines gathering Gas at or near wellhead pressure that has yet to be compressed (other than by well pad gas lift compression or dedicated well pad compressors) and dehydrated.

Made Available for Delivery.  In connection with deliveries of Dedicated Production under this Agreement, Dedicated Production that is unable to be delivered to the applicable point as a result of Gatherer’s failure to perform its obligations under this Agreement.

Maintenance.  As defined in Section 7.2.

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Mcf.  One thousand (1,000) Cubic Feet.

Measurement Facilities.  Any facility or equipment used to measure the volume of Gas or Liquid Hydrocarbons, which may include meter tubes, LACT units, isolation valves, tank strappings, recording devices, communication equipment, buildings and barriers.

Minimum Compression Volume Commitment.  With respect to any Contract Year from the Contract Year in which the first System Compressor Station is placed in service through the earlier of the Contract Year in which occurs the tenth (10th) anniversary of the placement in service of the last System Compressor Station to be placed in service or the expiration or termination of the term of this Agreement, a volume of Dedicated Gas, stated in Mcf, equal to the sum of all such volumes calculated at each System Compressor Station that has been in service for ten (10) years or less, each of which shall be calculated as follows: the product of (i) the total design capacity, stated in Mcf per Day, of the relevant System Compressor Station, multiplied by (ii) subject to the immediately following sentence, the number of Days in such Contract Year, multiplied by (iii) 0.70.  For purposes of the foregoing calculation the design capacity of a particular System Compressor Station shall be included (1) only to the extent that such capacity has been installed at the direction of the Shipper in accordance with Section 3.4(a) and does not represent additional capacity installed at such System Compressor Station by Gatherer as permitted by Section 3.4(a), (2) for not more than the 10 year period after it is first placed in service, (3) in the Contract Year in which it is placed in service, only for the number of Days in such Contract Year after it has been placed in service, and (4) if arising prior to the expiration or termination of the term of this Agreement, in the Contract Year in which the 10th anniversary of its placement in service occurs, only for the number of Days through such 10th anniversary.

Minimum High Pressure Volume Commitment.  With respect to any Contract Year from the Contract Year in which the first System High Pressure Line is placed in service through the earlier of the Contract Year in which occurs the tenth (10th) anniversary of the placement in service of the last System High Pressure Line to be placed in service or the expiration or termination of the term of this Agreement, a volume of Dedicated Gas, stated in Mcf, equal to the sum of all such volumes calculated at each System High Pressure Line that has been in service for ten (10) years or less, each of which shall be calculated as follows: the product of (i) the total design capacity, stated in Mcf per Day, of the relevant System High Pressure Line, as reasonably calculated by Gatherer based on the capacity of the relevant System Compressor Station and the length and diameter of such System High Pressure Line, multiplied by (ii) subject to the immediately following sentence, the number of Days in such Contract Year, multiplied by (iii) 0.75.  For purposes of the foregoing calculation the design capacity of a particular System High Pressure Line shall be included (1) for not more than the 10 year period after it is first placed in service, (2) in the Contract Year in which it is placed in service, only for the number of Days in such Contract Year after it has been placed in service, and (3) if arising prior to the expiration or termination of the term of this Agreement, in the Contract Year in which the 10th anniversary of its placement in service occurs, only for the number of Days through such 10th anniversary.

MMBtu.  One million (1,000,000) Btus.

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MMcf.  One million (1,000,000) Cubic Feet.

Monitoring Services Provider.  As defined in Section 11.10(a).

Month.  A period commencing at 10:00 a.m., Eastern Standard Time, on the first Day of a calendar month and extending until 10:00 a.m., Eastern Standard Time, on the first Day of the next succeeding calendar month.  Monthly shall have the correlative meaning.

Oil and Gas Interests.  Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Parties.  As defined in the preamble of this Agreement.

Party.  As defined in the preamble of this Agreement.

Person.  An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Planned Well.  As defined in Section 3.2(a).

Planned Well Pad.  As defined in Section 3.2(a).

Production.  Gas and/or Liquid Hydrocarbons.

Processing Plant. Any Gas processing facility downstream of any portion of the Gathering System to which Shipper has dedicated Gas for processing or at which Shipper has arranged for Gas to be processed prior to delivery to a Downstream Pipeline.

psia.  Pounds per square inch, absolute.

psig.  Pounds per square inch, gauge.

Receipt Point.  The inlet valve at the Measurement Facilities located at or nearby or assigned to a Well Pad where one or more Wells are connected to the Gathering System or, in the case of Liquid Hydrocarbons, the outlet of the pump connected to one or more of Shipper’s tanks receiving Liquid Hydrocarbons from such Wells,.

Remote Monitoring Data.  As defined in Section 11.10(a).

Required Compressor Station.  As defined in Section 3.4(a).

Required High Pressure Lines.  As defined in Section 3.5.

Services.  As defined in Section 3.1.

Shipper.  As defined in the preamble of this Agreement.

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Shipper’s GHG Emissions.  As defined in Section 10.5.

System Compressor Station.  As defined in Section 3.4(a).

System Delivery Point.  Each point at which Gatherer redelivers Production from the Gathering System to or for the account of shippers, including the Delivery Points.

System High Pressure Line.  As defined in Section 3.5.

System Receipt Point.  Each point where Production first enters the Gathering System, including the Receipt Points.

System Segment.  A physically separate segment of the Gathering System that connects one or more of Shipper’s Wells to one or more Delivery Points, including all Low Pressure Gas gathering pipelines, Liquid Hydrocarbons gathering pipelines, High Pressure Gas gathering pipelines, System Compressor Stations, Gas dehydration facilities, Receipt Points, Delivery Points, Measurement Facilities, Condensate handling facilities, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities.

Target Completion Date.  As defined in Section 3.3(c).

Taxes.  All gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Production, or upon the Services, including gathering, transportation, handling, transmission, compression, processing, treating, conditioning, distribution, sale, use, receipt, delivery or redelivery of Production, including, without limitation, gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

Thermal Content.  For Gas, the product of (i) a volume of Gas in Cubic Feet and (ii) the Gross Heating Value of such Gas, as expressed in MMBtus.  For Condensate, the product of the measured volume in Gallons multiplied by the Gross Heating Value per Gallon determined in accordance with the GPA 2145-09 Table of Physical Properties for Hydrocarbons and GPA 8173 Method for Converting Mass of Natural Gas Liquids and Vapors to Equivalent Liquid Volumes, in each case as revised from time to time; provided, however, that if sufficient data has not been obtained to make such calculation, the Thermal Content of Condensate shall be deemed to be 0.115 MMBtu per Gallon.

Third Party Production.  Production produced by Persons other than Shipper and not considered Dedicated Production hereunder.

Well.  A well for the production of hydrocarbons in which Shipper owns an interest that produces or is intended to produce Dedicated Production or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

Well Pad.  The surface installation on which one or more Wells are located.

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ARTICLE 2
SHIPPER COMMITMENTS

Section 2.1                                   Shipper’s Dedication.  Subject to Section 2.2 through Section 2.4, (a) Shipper exclusively dedicates and commits to deliver to Gatherer, as and when produced, all Dedicated Production for gathering through the Gathering System under this Agreement, including (in the case of Dedicated Gas) High Pressure gathering and compression in the System Compressor Stations, and (b) Shipper agrees not to deliver any Dedicated Production to any other gathering system or compressor station.

Section 2.2                                   Conflicting Dedications.  Shipper shall have the right to comply with each of the Conflicting Dedications set forth in Exhibit E hereto and any other Conflicting Dedication entered into by a non-Affiliated predecessor-in-interest to Shipper that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any entered into in connection with such acquisition); provided, however, that Shipper shall have the right to comply with Conflicting Dedications only until the first Day of the Month following the termination of such Conflicting Dedication and shall not take any voluntary action (including the exercise of any right to extend) to extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication.  Shipper represents that, except as set forth in Exhibit E, Dedicated Production is not as of the Effective Date subject to any Conflicting Dedication.  If Dedicated Production produced from a Well on a Well Pad is subject to a Conflicting Dedication that Shipper has the right to comply with under this Section 2.2, Shipper has the right, in complying with such Conflicting Dedication, to deliver all Dedicated Production from such Well Pad in accordance with the Conflicting Dedication, even if all Wells on such Well Pad are not subject to such Conflicting Dedication.

Section 2.3                                   Shipper’s Reservations.  Shipper reserves the following rights with respect to Dedicated Production for itself and for the operator of the relevant Dedicated Properties:  (a) to operate Wells producing Dedicated Production as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill new Wells, to repair and rework old Wells, to renew or extend, in whole or in part, any Oil and Gas Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender any such Oil and Gas Interest, in whole or in part, when no longer deemed by Shipper to be capable of producing Production in paying quantities under normal methods of operation; (b) to use Dedicated Production for operations (including reservoir pressure maintenance and drilling or fractionation fuel); (c) to deliver or furnish to Shipper’s lessors and holders of other existing similar burdens on production such Production as is required to satisfy the terms of the applicable leases or other applicable instruments; (d) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Production produced from such Wells, provided that, to the extent that Production from such Wells constitutes Dedicated Production, Shipper delivers a Connection Notice to Gatherer with respect to any such Well not later than 30 Days after its acquisition and thereafter delivers Production to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; (e) to pool, communitize, or unitize Shipper’s Oil and Gas Interests with respect to Dedicated Production, provided that the share of Production produced from such pooled, communitized, or unitized Oil and Gas Interests shall be committed and dedicated to this

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Agreement; and (f) to gather Liquid Hydrocarbons produced from the Marcellus formation in trucks.

Section 2.4                                   Covenant Running with the Land.  The dedication and commitment made by Shipper under this Article 2 is a covenant running with the land. For the avoidance of doubt and in addition to that which is provided in Section 18.4, in the event Shipper sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Dedicated Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.  Notwithstanding the foregoing, Shipper shall be permitted to sell, transfer, convey, assign, grant, or otherwise dispose of Dedicated Properties free of the dedication hereunder (i) in a sale or other disposition in which a number of net acres of Dedicated Properties that, when added to the total of net acres of Dedicated Properties theretofore and, where applicable, simultaneously disposed of free of dedication hereunder pursuant to this Section 2.4, does not exceed the aggregate number of net acres of Dedicated Properties acquired by Gatherer after the Effective Date, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedication Area that would be subject to dedication hereunder or (ii) in a sale of Wells located on Dedicated Properties that are pooled or unitized with the properties of third parties that are not Dedicated Properties if Shipper is not the operator of such unit; provided, however, that any such sale, transfer, conveyance, assignment, grant or other disposition of Dedicated Properties shall not include, and there shall be expressly excluded therefrom, any Well that is or has been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or which is located on a Well Pad for which a Connection Notice has previously been delivered by Shipper (unless the completion of such Well has been delayed and Shipper has paid the costs and expenses incurred by Gatherer in connection therewith in accordance with Section 3.3(d)).  At the request of Gatherer, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into, as provided in Section 18.16, to reflect additions to the Dedicated Properties.

Section 2.5                                   Additional Oil and Gas Interests or Gathering Facilities.

(a)                                 If Shipper acquires any existing gathering facilities gathering Production from any Oil and Gas Interests, it shall, by notice to Gatherer on or before the 10th Day after such acquisition, which notice shall include a reasonable description of such gathering facilities and such Oil and Gas Interests (including an update to the Development Plan reflecting such Oil and Gas Interests) and the price paid by Shipper for such gathering facilities, including any liabilities assumed by Shipper, offer to sell to Gatherer such gathering facilities, including all Low Pressure Gas gathering pipelines, High Pressure Gas gathering pipelines, Liquid Hydrocarbons gathering pipelines, compressor stations, Gas dehydration facilities, receipt points, delivery points, measurement facilities, Condensate handling facilities, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities, as well as any third party shipper contracts for Production gathered on such gathering facilities, at the same price at which such gathering facilities were acquired by Shipper, including the assumption of any liabilities with respect thereto assumed by Shipper.  Gatherer shall have the right, to be exercised by notice to Shipper on or before the 60th Day after Shipper’s notice of its acquisition of such gathering facilities, to acquire such gathering facilities at such price (including the assumption of such

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liabilities).  If Gatherer does not give such notice to Shipper on or before such 60th Day, Gatherer shall be deemed to have waived its right to acquire such gathering facilities, except in the case of a third party gathering offer as provided below, and (i) Shipper shall have the right to own and operate such facilities to gather the Production from the Oil and Gas Interests described in such notice and/or (ii) Shipper shall have the right to solicit proposals from a third party gatherer to acquire, own, and operate such facilities to gather the Production from the Oil and Gas Interests described in such notice on the basis that Shipper will dedicate to such gatherer all Oil and Gas Interests owned by Shipper the Production from which is being gathered by such gathering facilities as well as the area (including all geological strata and production zones) within two miles of any such Oil and Gas Interest.  If Shipper obtains any such third party proposal, it shall, by notice to Gatherer, provide Gatherer with all the terms and conditions thereof, and Gatherer shall have the right to elect, by notice to Shipper on or before the 60th Day after its receipt of Shipper’s notice containing the terms and conditions of such proposal, to acquire such gathering facilities and provide such services on the same terms and conditions as those offered by the third party gatherer.  If Gatherer does not so elect on or before such 60th Day, Gatherer shall be deemed to have waived its right to acquire such gathering facilities and provide such services, and Shipper shall have the right to contract with such third party gatherer to acquire such facilities and to provide such services on such terms and conditions and to dedicate to such gatherer all Oil and Gas Interests owned by Shipper the Production from which is being gathered by such gathering facilities as well as the area (including all geological strata and production zones) within two miles of any such Oil and Gas Interest.  If Gatherer elects to acquire such gathering facilities, the closing of Gatherer’s purchase of such gathering facilities from Shipper shall take place as soon as reasonably practicable following Gatherer’s exercise of its right to acquire such gathering facilities.  From and after the closing of such purchase by Gatherer, all Oil and Gas Interests owned by Shipper the Production from which is being gathered by such gathering facilities shall be Dedicated Properties, the area (including all geological strata and production zones) within two miles of any such Dedicated Property shall become part of the Dedication Area, and such gathering facilities shall be deemed to be part of the Gathering System.  In any transaction in which Shipper so acquires gathering facilities, Shipper shall use reasonable efforts to cause the transaction documents for such acquisition to state a separate purchase price (and separately state any assumed liabilities) for such gathering facilities.  If notwithstanding such reasonable efforts the transaction documents for such acquisition do not state a separate purchase price, the purchase price to be paid by Gatherer to Shipper for such gathering facilities shall be equal to the Fair Market Value of such gathering facilities, and Gatherer shall assume all liabilities in respect of such gathering facilities to the extent arising from the ownership and operation of such gathering facilities and/or any occurrence from and after the closing of the purchase of such gathering facilities by Gatherer.

(b)                                 If at any time Shipper desires to construct, own, and operate, or to have constructed and operated, gathering facilities to gather Production from Oil and Gas Interests located outside the then-existing Dedication Area, Shipper shall, by notice to Gatherer specifying (i) the facilities it desires and the receipt points and delivery points it plans to connect, (ii) the Oil and Gas Interests acquired by Shipper the Production from which will be gathered using such facilities, and (iii) a proposed update to the Development Plan reflecting the Wells to be drilled on such Oil and Gas Interests during the period of at least 18 Months after such notice, including production forecasts for all such Wells, offer to Gatherer the opportunity to construct, own, and operate such facilities as part of the Gathering System on the terms set forth in this Agreement.

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Gatherer shall have the right, to be exercised by notice to Shipper on or before the 60th Day after Shipper’s notice, to elect to construct, own, and operate such facilities.  If Gatherer exercises such right, from and after the date of Gatherer’s notice of exercise, all Oil and Gas Interests owned by Shipper described in Gatherer’s notice shall be Dedicated Properties, the area (including all geological strata and production zones) within two miles of any such Dedicated Property shall become part of the Dedication Area, such gathering facilities as they are constructed shall be deemed to be part of the Gathering System, and the proposed development plan included in Shipper’s notice shall become part of the Development Plan.  If Gatherer does not give such notice to Shipper on or before such 60th Day, Gatherer shall be deemed to have waived its right to construct, own, and operate the facilities set forth in Shipper’s notice as part of the Gathering System on the terms set forth in this Agreement, except in the case of a third party gathering offer as provided below, and (1) Shipper shall have the right to construct, own, and operate such facilities to gather the Production from the Oil and Gas Interests described in such notice or (2) Shipper shall have the right to solicit proposals from a third party gatherer to construct, own, and operate such facilities to gather the Production from the Oil and Gas Interests described in such notice on the basis that Shipper will dedicate to such gatherer all Oil and Gas Interests described in such notice as well as the area (including all geological strata and production zones) within two miles of any such Oil and Gas Interest.  If Shipper obtains any such third party proposal, it shall, by notice to Gatherer, provide Gatherer with all the terms and conditions thereof, and Gatherer shall have the right to elect, by notice to Shipper on or before the 60th Day after its receipt of Shipper’s notice containing the terms and conditions of such proposal, to construct, own, and operate such facilities to gather the Production from the Oil and Gas Interests described in such notice on the same terms and conditions as those offered by the third party gatherer.  If Gatherer does not so elect on or before such 60th Day, Gatherer shall be deemed to have waived its right to provide such services, and Shipper shall have the right to contract with such third party gatherer to provide such services on such terms and conditions and to dedicate to such gatherer the Oil and Gas Interests described in such notice as well as the area (including all geological strata and production zones) within two miles of any such Oil and Gas Interest.

Section 2.6                                   Priority of Dedicated Production.  Dedicated Production tendered under this Agreement shall be Firm Capacity Production.

ARTICLE 3
SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1                                   Gatherer Service Commitment.  Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Shipper:

(a)                                 receive, or cause to be received, into the Gathering System, from or for the account of Shipper, at each Receipt Point, all Dedicated Production tendered by Shipper;

(b)                                 compress and dehydrate Dedicated Gas received into the Gathering System at the System Compressor Stations;

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(c)                                  deliver, or cause to be delivered, to or for the account of Shipper, at the nominated Delivery Point for Gas, Delivery Point Gas allocated to Shipper; and

(d)                                 make available for delivery, to or for the account of Shipper, at each Delivery Point for Liquid Hydrocarbons, the Liquid Hydrocarbons received into the Gathering System or into Gatherer’s trucks and gathered to or delivered into storage tanks at such Delivery Point allocated to Shipper in accordance with Section 6.4.

Section 3.2                                   Development Plan; Gathering System Plan; Exchange and Review of Information.

(a)                                 The Initial Development Plan describes the planned development, drilling, and production activities relating to the Dedicated Properties through the date that is 18 months after the Effective Date (such plan, as updated as hereinafter provided, and including any proposed development plan that becomes part of the Development Plan pursuant to Section 2.5(b), the “Development Plan”).  Following the Effective Date, Shipper shall provide Gatherer an updated Development Plan describing the planned development, drilling, and production activities relating to the Dedicated Properties for the 18-Month period commencing on the date of such updated Development Plan on or before the last Day of each Month.  Each Development Plan will include (i) information as to the Wells that Shipper expects will be drilled during such period (each such Well reflected in a Development Plan, a “Planned Well”), information as to each Well Pad expected to be constructed during such period (each such Well Pad reflected in a Development Plan, a “Planned Well Pad”) and the approximate locations thereof, the earliest date on which one or more Wells at each such Well Pad are expected to be completed, and the Delivery Points at which Production produced from such Wells is to be redelivered to Shipper and (ii) good faith and reasonable production forecasts for all Wells connected as of, and estimated to be connected to the Gathering System during the 18-Month period following, the date of such Development Plan (to the extent not previously provided or, if earlier provided, as revised in Shipper’s good faith estimation).  Shipper shall make its representatives available to discuss the Development Plan from time to time with Gatherer and its representatives, in order to facilitate advance planning for expansion or improvement of the Gathering System and to address other matters relating to the construction and installation of additions to the Gathering System.  Shipper may provide updated or amended Development Plans to Gatherer at any time and shall provide its then-current Development Plan to Gatherer from time to time on or prior to the fifth (5th) Business Day after Gatherer’s request therefor.

(b)                                 Attached hereto as Exhibit F is a Gathering System plan describing and/or depicting the Gathering System, including all pipelines, all Receipt Points and Delivery Points, and all compression and dehydration facilities and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “Gathering System Plan”).  Based on the Development Plans and such other information about the expected development of the Dedicated Properties as shall be provided to Gatherer by or on behalf of Shipper, Gatherer shall periodically update the Gathering System Plan.  Without limiting the generality of the foregoing, Gatherer shall ensure that the Gathering System Plan reflects each

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Monthly Development Plan not later than 30 Days after such Development Plan is delivered. Gatherer shall make the Gathering System Plan available for inspection by Shipper and its representatives from time to time and shall make representatives of Gatherer available to discuss the Gathering System Plan from time to time with Shipper and its representatives.  Gatherer shall provide Shipper updates not less frequently than monthly on the progress of work on all facilities necessary to connect Planned Wells to the Gathering System and to connect the Gathering System to the Delivery Points as set forth in the then-current Gathering System Plan.

(c)                                  The Parties recognize that the plans for the development of the Dedicated Properties set forth in the Development Plans, as well as all information provided by Shipper to Gatherer regarding its intentions with respect to the development of the Dedicated Properties, are subject to change and revision at any time at the discretion of Shipper, and that such changes may impact the timing, configuration, and scope of the planned activities of Gatherer.  The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as between the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment, and materials.  Without limiting the generality of the foregoing, Shipper has no obligation to Gatherer under this Agreement to develop or produce any hydrocarbons from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties, whether or not envisioned in the Development Plan.

Section 3.3                                   Expansion of Gathering System; Connection of Well Pads; Delivery Points.

(a)                                 The Gathering System shall be designed, developed, and constituted for the purpose of providing Services as and when needed to support the upstream development of the Dedicated Properties, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to plan, procure, construct, install, own, and operate the Gathering System so as to timely connect the Planned Wells to the Gathering System, connect the Gathering System to Delivery Points on the Downstream Pipelines, at the Processing Plants, or other facilities specified by Shipper, and timely commence providing the full scope of Services, with respect to all Dedicated Production produced from the Planned Wells from and after their completion, all in accordance with this Section 3.3; provided, that the foregoing shall not preclude Gatherer from also designing, developing and constituting the Gathering System to accommodate Third Party Production.

(b)                                 In planning the Gathering System, Gatherer shall use its discretion in determining when to construct and install separate and segregated facilities in the same geographical area for the purposes of handling Production with different characteristics (for example, hydrocarbon-dry versus hydrocarbon-wet Gas); provided, however, that if Shipper requests that Gatherer construct and install separate facilities, Gatherer shall, subject to all of the terms and conditions of this Agreement, do so.

(c)                                  Gatherer shall be obligated to connect Wells at a particular Well Pad to the Gathering System only if Gatherer has received from Shipper a notice in the form of Exhibit G hereto (or in such form as Shipper and Gatherer shall otherwise agree from time to time) stating

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that Shipper intends to drill and complete such Wells at such Well Pad (a “Connection Notice”) and setting forth the target completion date for drilling and completion of such Wells (the “Target Completion Date”), and the expected production from such Well Pad over the next eighteen (18) months.  Following receipt of a Connection Notice, Gatherer shall cause the necessary facilities to be constructed to connect the Planned Wells referred to in such Connection Notice to the Gathering System and to commence the Services with respect to Dedicated Production produced from such Planned Wells.  Such facilities shall be available to receive Dedicated Production from Planned Wells on the Planned Well Pad on which such Planned Wells are to be located as soon as reasonably practicable following the Connection Notice and in any event on or before the later to occur of (1) the Target Completion Date with respect to such Planned Well Pad, (2) the date that is 180 Days after the Connection Notice, and (3) the date on which the initial Planned Well(s) at such Planned Well Pad has reached its projected depth and is ready for completion (the later of such dates, with respect to such Planned Well Pad, the “Completion Deadline”).  Gatherer shall provide Shipper notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned Well Pad to the Gathering System by the Target Completion Date therefor or to otherwise complete all facilities necessary to provide the full scope of Services with respect to all Dedicated Production from Wells on such Planned Well Pad by the Target Completion Date therefor.  If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Shipper that is inconsistent with the cooperation requirements of Section 3.9, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions.  If such facilities are not completed and made available by the Completion Deadline, as Shipper’s sole and exclusive remedies for such delay,

(i)                                     the Dedicated Production from such Planned Well Pad shall be temporarily released from dedication hereunder until such time as such Planned Well Pad is connected to the Gathering System and the Gathering System is ready to receive Dedicated Production produced from such Planned Well Pad and to commence the Services with respect thereto; and

(ii)                                  Shipper shall have the right to complete the procurement, construction and/or installation of any rights or facilities necessary to connect the relevant Planned Well Pad to the Gathering System, to connect the Gathering System to the relevant Delivery Point, and/or to permit Dedicated Production from Planned Wells at the Planned Well Pad to be received into the Gathering System and delivered to the relevant Delivery Point, in which case Gatherer shall pay to Shipper an amount equal to 115% of all reasonable costs and expenses incurred by Shipper in so procuring, constructing, and/or installing such rights and facilities, and Shipper shall convey all such rights and facilities to Gatherer and such rights and facilities shall thereafter be part of the Gathering System.

The remedies set forth in clauses (i) and (ii) above shall be applicable to Wells with Completion Deadlines that are 180 Days or more after the Effective Date.

(d)                                 If the actual completion of the initial Planned Well at a particular Planned Well Pad is delayed more than 30 Days after the Target Completion Date for such Planned Well

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Pad and the Gathering System is connected to such Planned Well Pad and available to commence providing the Services with respect to all Dedicated Production from such Planned Well prior to the date such initial Planned Well has reached its projected depth and is ready for completion, Gatherer shall be entitled to a fee equal to interest per annum at the Wall Street Journal prime rate on the incremental cost and expense incurred by Gatherer to procure, construct and install the relevant rights and facilities to connect to such Planned Well Pad and to cause such facilities to be available to commence providing Services thereto for the number of Days after the Target Completion Date until the Day that the first Well at such Planned Well Pad is completed; provided, however, that if such first Well has not been completed by the date that is six months after the Target Completion Date for such Well or, as of an earlier date, Shipper notifies Gatherer that it has elected not to complete any Planned Wells at such Planned Well Pad, Shipper shall pay to Gatherer an amount equal to 115% of all reasonable incremental costs and expenses incurred by Gatherer in procuring, constructing and installing such rights and facilities to connect the Gathering System to such Planned Well Pad and to cause such facilities to be available to commence providing Services thereto, and Gatherer shall assign, transfer, and deliver to Shipper all rights and facilities (including equipment, materials, work in progress, and completed construction) the costs and expenses of which have so been paid by Shipper, to Shipper.  If Shipper so pays Gatherer and later completes a Well at such Planned Well Pad, or if such facilities are later used to connect a completed Well at a different Planned Well Pad or for a third party, Gatherer shall refund to Shipper such amount paid by Shipper, and Shipper shall retransfer such rights and facilities to Gatherer.

(e)                                  A Connection Notice shall be deemed to have been given for the Planned Wells set forth on Exhibit H hereto, the Target Completion Date for which shall be as set forth Exhibit H.  Such Connection Notice shall be deemed to have been given for each such Planned Well 180 Days prior to such Target Completion Date.

(f)                                   Shipper shall have right to specify in the Development Plan or in a Connection Notice that Dedicated Production produced from a particular Well be redelivered to Shipper at a particular Delivery Point, including a Delivery Point on any Downstream Pipeline.  Gatherer shall be obligated, at Gatherer’s cost, to provide connections to the Delivery Points set forth on Exhibit B.  If Shipper specifies that Shipper’s Production is to be delivered to a Delivery Point not described on Exhibit B that is not at such time connected to the Gathering System, Gatherer shall, at Shipper’s sole cost, risk, and expense, provide a connection to such Delivery Point.  All such Delivery Points shall be provided with all interconnection facilities and other Delivery Point facilities (including any Measurement Facilities), and with sufficient capacities, necessary to permit Shipper’s Production to be redelivered at such Delivery Point in accordance with this Agreement (with all expansions of capacity at such Delivery Points, including the Delivery Points described on Exhibit B, being at Shipper’s sole, cost, risk, and expense).  Subject to the foregoing, Gatherer shall connect each Well to the Gathering System such that Production from such Well can be redelivered to the Delivery Point described in the Development Plan.

Section 3.4                                   Compression.

(a)                                 The Gathering System Plan will describe the compression facilities that will be required to compress Dedicated Gas upstream of the Delivery Points or any System High Pressure Line in order for the Gathering System to be operated at the pressures specified in

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Section 8.1 and to permit Dedicated Gas to enter the facilities of the Downstream Pipelines or Processing Plants, as applicable (“Required Compressor Stations”).  Gatherer shall install each such Required Compressor Station as directed by Shipper and shall operate and maintain each Required Compressor Station (each such Required Compressor Station so installed by Gatherer, a “System Compressor Station”).  Notwithstanding the foregoing, Gatherer shall not be obligated to install any Required Compressor Station during the ten year period immediately prior to the scheduled termination of this Agreement unless Shipper agrees that this Agreement shall remain in effect beyond the scheduled termination thereof as to such Required Compressor Station only and the amount determined under Section 5.1(d)(ii)(A) with respect thereto until the 10th anniversary of the placement in service of such Required Compressor Station.  To the extent that Shipper does not direct Gatherer to install any Required Compressor Station as, when, and where described in the Gathering System Plan and as a consequence the Gathering System is not capable of operating in accordance with the obligations of Gatherer with respect to pressures that are set forth in Sections 8.1 and 8.2, Gatherer shall be relieved from such obligations.  For the avoidance of doubt, Gatherer shall have the right at any time to add additional compressor stations to the Gathering System, and to add compression capacity at any System Compressor Station in addition to the capacity that Shipper has directed to be installed at such System Compressor Station, as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Production.  Shipper must pay the Compression Fee with respect to all its Gas that is compressed using such additional compressor stations or using such additional capacity, but such additional compressor stations or additional capacity shall not be included for purposes of calculating the Minimum Compression Volume Commitment, and the Compression Fee paid by Gatherer for its Gas compressed using such additional compressor stations or additional capacity shall not count toward the amount determined under Section 5.1(d)(ii)(A).

(b)                                 The Parties acknowledge that inlet Measurement Facilities and a slug catcher have not been installed at the System Compressor Station referred to in the Initial Gathering Plan as the Bluestone Compressor Station.  Shipper agrees that if it sells or otherwise transfers any Well upstream of the Bluestone Compressor Station such that Gas owned by a third party is being gathered to the Bluestone Compressor Station, Gatherer will install such Measurement Facilities and a slug catcher at the Bluestone Compressor Station, and Shipper will reimburse Gatherer’s reasonable costs of doing so.

Section 3.5                                   High Pressure Services.  The Gathering System Plan will describe the High Pressure gathering pipelines that Gatherer determines are necessary or appropriate to connect the Gathering System to the Gas Delivery Points required by Shipper and to redeliver the volumes of Dedicated Gas to be redelivered at such Delivery Points in the most efficient manner (“Required High Pressure Lines”).  Gatherer shall install each such Required High Pressure Line, together with the associated Required Compressor Stations, as directed by Shipper and shall operate and maintain each Required High Pressure Line (each such Required High Pressure Line so installed by Gatherer, a “System High Pressure Line”).  Notwithstanding the foregoing, Gatherer shall not be obligated to install any Required High Pressure Line during the ten year period immediately prior to the scheduled termination of this Agreement unless Shipper agrees either that this Agreement shall remain in effect beyond the scheduled termination thereof as to such Required High Pressure Line only and the amount determined under Section 5.1(d)(i)(A) with respect thereto until the 10th anniversary of the placement in service of such

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Required High Pressure Line.  To the extent that Shipper does not direct Gatherer to install any Required High Pressure Line as, when, and where described in the Gathering System Plan and as a consequence the Gathering System is not capable of operating in accordance with the obligations of Gatherer with respect to pressures that are set forth in Sections 8.1 and 8.2, Gatherer shall be relieved from such obligations.  For the avoidance of doubt, Gatherer shall have the right at any time to add additional High Pressure gathering pipelines to the Gathering System as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Production.  Shipper must pay the High Pressure Gathering Fee with respect to all its Gas that is gathered through such additional High Pressure gathering pipelines, but such additional High Pressure Gathering Pipelines shall not be included for purposes of calculating the Minimum High Pressure Volume Commitment, and the High Pressure Gathering Fee paid by Gatherer for its Gas gathered through such additional High Pressure gathering pipelines shall not count toward the amount determined under Section 5.1(d)(i)(A).

Section 3.6                                   Liquids Gathering.  Shipper is responsible for the construction, ownership, and operation of (a) all facilities for the separation and/or collection of Liquid Hydrocarbons at the wellhead and the Well site storage of such liquids and (b) the pumps located at each Receipt Point to transfer Liquid Hydrocarbons from such storage into the Gathering System or into Gatherer’s trucks.  Shipper shall ensure that pumps have sufficient capacity and are operated in a manner sufficient to cause the Liquid Hydrocarbons received into the Gathering System to be redelivered into the tanks located at the Liquid Hydrocarbons Delivery Points.  Shipper shall cause Liquid Hydrocarbons to be received into the Gathering System at reasonably uniform rates of flow and to provide Gatherer reasonable notice of material increases or decreases in such rates of flow.  To the extent that any facilities for the stabilization of such Liquid Hydrocarbons are required at the Liquid Hydrocarbons Delivery Points, Gatherer will provide such facilities and required stabilization services to Shipper on a cost-of-service basis as provided in Section 5.1(e).

Section 3.7                                   Production Removed for Lease Operations.  Gatherer shall use commercially reasonable efforts to accommodate, at the cost and expense of Shipper, any request by Shipper to redeliver to Shipper any Production that has been received into the Gathering System that Shipper desires to use in lease operations, including for drilling and fractionation fuel.  Shipper shall be responsible for the construction, ownership, and operation of facilities to transport such Production from the point of redelivery of such production from the Gathering System to the lease sites where such Production will be used.

Section 3.8                                   Right of Way and Access.  Gatherer is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels, and other rights in land right necessary to construct, own, and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Shipper, except as otherwise agreed by Gatherer; provided that Shipper hereby grants, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of material expense, an easement and right of way upon all lands covered by the Dedicated Properties, for the purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting, and removing all or any portion of the Gathering System, including all pipelines, meters, and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably

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interfere with Shipper’s lease operations or with the rights of owners in fee, and will be subject to Shipper’s safety and other reasonable access requirements applicable to Shipper’s personnel.  Shipper shall not have a duty to maintain the underlying agreements (such as leases, easements, and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Shipper loses its rights to the property, regardless of the reason for such loss of rights.  Notwithstanding the foregoing, (i) Shipper will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.9, (ii) to the extent that Shipper agrees that Gatherer’s Measurement Facilities may be located on Shipper’s Well Pad sites, Shipper shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites, and (iii) Shipper shall use reasonable efforts to involve Gatherer in Shipper’s negotiations with the owners of lands covered by the Dedicated Properties so that Shipper’s surface use agreements and Gatherer’s rights of way with respect to such lands can be concurrently negotiated and obtained.

Section 3.9                                   Cooperation.  Because of the interrelated nature of the actions of the Parties required to obtain the necessary permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Planned Well and construct the required extensions of the Gathering System to each Planned Well Pad, the Parties agree to work together in good faith to obtain such permits, authorizations, consents and rights of way as expeditiously as reasonably practicable, all as provided herein.  The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such permits, authorizations, consents and rights of way.

ARTICLE 4
TERM

Section 4.1                                   Term.  This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until the twentieth (20th) anniversary of the Effective Date and from year to year thereafter (with the initial term of this Agreement deemed extended for each of any such additional year) until such time as this Agreement is terminated, effective upon an anniversary of the Effective Date, by notice from either Party to the other Party on or before the one hundred eightieth (180th) Day prior to such anniversary.

ARTICLE 5
FEES AND CONSIDERATION

Section 5.1                                   Fees.

(a)                                 Subject to the other provisions of this Agreement, including Section 5.1(d), Shipper shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the sum of the following:

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(i)                                     The product of (A) the aggregate volume of Gas, stated in Mcf, received by Gatherer from Shipper or for Shipper’s account at each Receipt Point during such Month multiplied by (B) $0.30 (provided that such fee shall be discounted by fifty percent (50%) for Gas removed from the Gathering System for use lease operations fuel in accordance with Section 3.7) (as such fee may be increased or decreased in accordance with Section 5.1(b), the “Gathering Fee”);

(ii)                                  The product of (A) the aggregate volume of Gas, stated in Mcf, received from Shipper or for Shipper’s account entering any System High Pressure Line during such Month multiplied by (B) $0.18 (as may be increased or decreased in accordance with Section 5.1(b), the “High Pressure Gathering Fee”);

(iii)                               The product of (A) the aggregate volume of Gas, stated in Mcf, received from Shipper or for Shipper’s account and compressed and dehydrated at each System Compressor Station during such Month multiplied by (B) $0.18 (as may be increased or decreased in accordance with Section 5.1(b), the “Compression Fee”); and

(iv)                              The product of (A) the aggregate volume of Liquid Hydrocarbons, stated in Barrels, received from Shipper or for Shipper’s account entering the Gathering System or loaded into Gatherer’s trucks during such Month multiplied by (B) $4.00 (as may be increased or decreased in accordance with Section 5.1(b), the “Liquids Gathering Fee”).

(b)                                 After each of the first five (5) Contract Years, one hundred percent (100%), and after the sixth (6th) Contract Year and each Contract Year thereafter, fifty-five percent (55%), of the Gathering Fee, High Pressure Gathering Fee, Compression Fee, and Liquids Gathering Fee shall be adjusted up or down on an annual basis in proportion to the percentage change, from the preceding year, in the All Items Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, 1982-84 = 100, as published by the United States Department of Labor, Bureau of Labor Statistics (“CPI”). Such adjustment shall be made effective upon the first Day of each Contract Year commencing in the Contract Year beginning in 2015, and shall reflect the percentage change in the CPI as it existed for June of the preceding Contract Year from the CPI for the second immediately preceding June; provided, however, that the Gathering Fee, High Pressure Gathering Fee, Compression Fee, and Liquids Gathering Fee shall never be less than the initial fees stated in Section 5.1(a); nor shall such fees be increased or decreased by more than 3% in any given Contract Year.

(c)                                  Subject to the other provisions of this Agreement, including Section 5.1(d), Shipper shall pay Gatherer the actual cost of electricity used as Fuel and allocated to Shipper in accordance with Section 6.2.

(d)                                 Notwithstanding the foregoing provisions of this Section 5.1; regardless of whether Shipper has any Firm Capacity Production:

(i)                                     If, with respect to any Contract Year in which there is a Minimum High Pressure Volume Commitment, Shipper shall pay to Gatherer, on or before the 30th Day after receipt of Gatherer’s invoice therefor (which shall be delivered not more than

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sixty (60) Days after the end of the relevant Contract Year), an amount equal to the excess, if any, of:

(A)                               the product of the Minimum High Pressure Volume Commitment for such Contract Year multiplied by the High Pressure Gathering Fee in effect for such Contract Year, over

(B)                               the product of the High Pressure Gathering Fee in effect for such Contract Year multiplied by the aggregate of the volumes of Dedicated Production, stated in Mcf, delivered or Made Available for Delivery at each System High Pressure Line during such Contract Year.

(ii)                                  If, with respect to any Contract Year in which there is a Minimum Compression Volume Commitment, Shipper shall pay to Gatherer, on or before the 30th Day after receipt of Gatherer’s invoice therefor (which shall be delivered not more than sixty (60) Days after the end of the relevant Contract Year), an amount equal to the excess, if any, of:

(A)                               the product of the Minimum Compression Volume Commitment for such Contract Year multiplied by the Compression Fee in effect for such Contract Year, over

(B)                               the product of the Compression Fee in effect for such Contract Year multiplied by the aggregate of the volumes of Dedicated Production, stated in Mcf, delivered or Made Available for Delivery at each System Compressor Station during such Contract Year.

(e)                                  All Services for which specific prices are not set forth in Section 5.1(a), including any required treating of Production, the handling and treatment of Condensate recovered from the Gathering System, and the stabilization of Liquid Hydrocarbons, shall be priced on a cost of service basis as set forth in this Section 5.1(e).  In addition, notwithstanding the foregoing provisions of this Section 5.1 or any other provision to the contrary in this Agreement, Gatherer shall have the right to elect to be paid for some or all Services, on a cost of service basis to the extent set forth in this Section 5.1(e).  Gatherer shall have the right to elect to be paid on a cost of service basis (i) for any Services other than Services offered in respect of the Wells and Planned Wells set forth in the Initial Development Plan, all of which Services shall be performed for the volumetric fees, subject to the minimum volumes, set forth in Section 5.1(a) and Section 5.1(d), and (ii) any compression services in respect of the Wells and Planned Wells set forth in the Initial Development Plan if Gatherer determines in good faith that, if such services were to be performed for the volumetric fees, and subject to the minimum volumes, set forth in Section 5.1(a) and Section 5.1(d), it would receive a rate of return on its capital expenditures for such System Compressor Station of less than 13% over the period of 84 months after such System Compressor Station is placed into service.  With respect to such Services, Gatherer may elect, by notice to Shipper at least three (3) Months prior to the placement in service of the relevant facilities or parts of the Gathering System, or, in the case of any gathering facilities by Gatherer acquired pursuant to Section 2.5(a), in the notice given by Gatherer in accordance with such Section that Gatherer will acquire such gathering facilities, to be paid on a

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cost of service basis for the Services specified in such notice commencing with their placement in service or with the acquisition of such facilities, as applicable, and continuing for the remaining term of this Agreement, but only with respect to the facilities so acquired and/or discrete parts of the Gathering System (each, a “CS Facility”) that are placed into service after such notice.  The Services specified in such notice may be of any scope determined by Gatherer in its sole discretion and may include all eligible Services or any part thereof and may include, by way of example only, gathering Services with respect to a particular Well or group of Wells, compression Services and/or High Pressure Services with respect to a particular System Compressor Station and/or System High Pressure Line, all Services of a particular type, and any other subset of the Services determined by Gatherer, in each case subject to the foregoing sentence.  All Services provided from time to time on a cost of service basis shall be bundled together for purposes of calculating a single Monthly cost of service fee (the “Cost of Service Fee”), which shall be calculated with respect to each Contract Year as set forth in Exhibit I attached hereto.

ARTICLE 6
ALLOCATIONS

Section 6.1                                   Allocation of Lost and Unaccounted For Gas.  Lost and Unaccounted For Gas shall be allocated, on a Monthly basis, among all Receipt Points on each System Segment pro rata based upon the Thermal Content of all Gas received at all System Receipt Points on such System Segment during such Month.  Total Lost and Unaccounted For Gas with respect to each System Segment shall be determined by subtracting from the sum of the total Thermal Content of Gas received at all System Receipt Points on such System Segment during such Month the sum of (i) the Thermal Content of Gas actually delivered to all System Delivery Points on such System Segment during such Month, (ii) the Thermal Content of Condensate recovered from such System Segment during such Month (other than Condensate vaporized and reinjected into the Gas stream), and (iii) the Thermal Content of Gas used for Fuel on such System Segment, if any, during such Month.  Lost and Unaccounted For Gas shall be allocated, on a Monthly basis, to each Receipt Point based upon a fraction, the numerator of which is the total Thermal Content of Gas measured at such Receipt Point during such Month, and the denominator of which is the total Thermal Content of Gas measured at all System Receipt Points on the System Segment on which such Receipt Point is located during such Month.

Section 6.2                                   Allocation of Fuel.  Gatherer shall allocate Fuel (included Gas used as Fuel and the cost of electricity used as Fuel), on a Monthly basis, to each Receipt Point upstream of a System Compressor Station on a pro rata basis, based upon a fraction, the numerator of which is the total volume of Gas measured at such Receipt Point during such Month, and the denominator of which is the total volume of Gas measured at all System Receipt Points upstream of such System Compressor Station during such Month.  Gas consumed for Fuel shall be determined based actual measurements of Fuel consumption.

Section 6.3                                   Allocation of Condensate Recovered from the Gathering System.  Gatherer shall allocate the volume of Condensate collected from any System Segment (or from facilities at compressor stations downstream of System Delivery Points on such System Segment and allocated to the Gathering System by the operator of such compressor station) to each System Receipt Point on such System Segment during the applicable Month based on a fraction,

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the numerator of which is the theoretical volume of Condensate attributable to such System Receipt Point during such Month and the denominator of which is the total theoretical volume of Condensate for all such System Receipt Points on such System Segment during such Month.  The theoretical volume of Condensate at each System Receipt Point shall be determined by multiplying the total volume of Gas (in Mcf) received at the applicable System Receipt Point during the applicable Month by the Gallons per Mcf of pentanes and heavier components in such Gas determined at the relevant System Receipt Point on such System Segment.

Section 6.4                                   Allocation of Liquid Hydrocarbons.

(a)                                 Subject to Section 6.4(b), Gatherer shall allocate the volume of Liquid Hydrocarbons gathered to or delivered into storage tanks at each Delivery Point to each System Receipt Point upstream of such Delivery Point during the applicable Month based on a fraction, the numerator of which is the volume of Liquid Hydrocarbons received at such System Receipt Point and the numerator of which is the total volumes of Liquid Hydrocarbons received at all such System Receipt Points during such Month.

(b)                                 Gatherer shall not commingle Shipper’s Liquid Hydrocarbons received at the Receipt Points with Liquid Hydrocarbons constituting Third Party Production if the resulting commingled stream would have a market value that is materially less than the market value a stream composed solely of Shipper’s Liquid Hydrocarbons would have, unless Gatherer has provided by notice to Shipper a written allocation methodology that ensures that Shipper is allocated a portion of the commingled stream that would enable it to realize a market value that reasonably approximates the market value of such stream composed solely of Shipper’s Liquid Hydrocarbons.  From and after the delivery of such notice, Gatherer shall have the right to commingle such Liquid Hydrocarbons and shall apply such allocation methodology to such commingled stream.

ARTICLE 7
CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 7.1                                   Operational Control of Gatherer’s Facilities.  Gatherer shall design, construct, own, operate, and maintain the Gathering System at its sole cost and risk.  Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 7.2                                   Maintenance.  Gatherer shall be entitled, without liability, to interrupt its performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Shipper, except in cases of emergency where such notice is impracticable or in cases where the operations of Shipper will not be affected.  Before the beginning of each calendar year, Gatherer shall provide Shipper in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.  On or before the 10th Day before the end of each Month, Gatherer shall provide Shipper with its projected maintenance schedule for the following Month.

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Section 7.3                                   Firm Capacity Production; Capacity Allocations on the Gathering System.  Subject to the capacity allocations set forth in this Section 7.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Production to the Gathering System, including the delivery of Firm Capacity Production.  If the volume of Gas or Liquid Hydrocarbons, as applicable, available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Shipper hereunder, then Gatherer shall interrupt or curtail receipts of Production in accordance with the following:

(a)                                 First, Gatherer shall curtail all Interruptible Production prior to curtailing Firm Capacity Production.

(b)                                 Second, if additional curtailments are required beyond Section 7.3(a) above, Gatherer shall curtail Firm Capacity Production.  In the event Gatherer curtails some, but not all Firm Capacity Production on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to such shippers of Firm Capacity Production, including Dedicated Production, on a pro rata basis based upon Shipper’s and the other shippers’ of Firm Capacity Production average of the confirmed nominations for the previous fourteen (14) Day period of Firm Capacity Production prior to the event causing the curtailment.

Section 7.4                                   Arrangements After Redelivery.  It shall be Shipper’s obligation to make any required arrangements with other parties for delivery of Shipper’s Production to the Receipt Points and Delivery Point Gas and Liquid Hydrocarbons following delivery by Gatherer at the Delivery Points.

Section 7.5                                   Line Pack.  To the extent that it is necessary, in order for Gatherer to commence operations of new segments of the Gathering System, for Production to be used as line fill, Shipper shall provide such line fill to Gatherer.

ARTICLE 8
PRESSURES AT RECEIPT POINTS AND DELIVERY POINTS

Section 8.1                                   Pressures at Receipt Points.  Gatherer shall not operate the Gas Gathering System in such a manner as to cause the average pressure at any Receipt Point in any Month to exceed the lower of (a) two hundred (200) psig and (b) fifty (50) psig above the average suction pressure, as measured at the first separator or slug catcher upstream of any compression suction valve or any other valve that can be partially closed, at the nearest System Compressor Station downstream of such Receipt Point during such Month.  Subject to the foregoing, Shipper shall deliver or cause to be delivered Gas to each Receipt Point at sufficient pressure to enter the Gathering System against its operating pressure.

Section 8.2                                   Pressures at Delivery Points.  All System Compressor Stations (a) shall be designed for a suction pressure of from one hundred (100) psig to one hundred forty (140) psig and (b) shall be designed for and shall be operated at a discharge pressure sufficient to effect delivery to the relevant Downstream Pipeline or Processing Plant.

Section 8.3                                   Shipper Facilities.  Shipper, at its own expense, shall construct, equip, maintain, and operate all facilities (including separation, line heaters, and/or compression

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equipment) necessary to deliver Dedicated Production to Gatherer at the Receipt Points.  Shipper shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points in order to keep the pressure of the Gas delivered to Gatherer at the Receipt Points from exceeding the maximum allowable operating pressure at the applicable Receipt Point.  Gatherer shall design the Gas Gathering System to ANSI 300 standards or higher such that the maximum allowable operating pressure at each Receipt Point shall be not less than 740 psig.

ARTICLE 9
NOMINATION AND BALANCING

Section 9.1                                   Gatherer Notifications.  On or before the fifth (5th) Day prior to the end of each Month, Gatherer shall provide written notice to Shipper of Gatherer’s good faith estimate of any capacity allocations or curtailments for the any System Segment, if any, that, based on then currently available information, Gatherer anticipates will be required or necessary during the next Month, including as a result of any Maintenance.  Gatherer shall use all reasonable efforts to provide 48 hours advance notice of any actual event requiring allocation or curtailment, including Maintenance.

Section 9.2                                   Nominations.  On or before the second (2nd) Day prior to the end of each Month, Shipper shall provide to Gatherer nominations for deliveries of Dedicated Production to the Receipt Points and the delivery of Delivery Point Gas and Liquid Hydrocarbons to the specified Delivery Points during the next Month.  Shipper shall have the right to change such nominations at any time subject to the requirements of the Persons receiving Delivery Point Gas or Liquid Hydrocarbons at or downstream of the Delivery Points and subject to changes in wellhead volumes being delivered into the system.

Section 9.3                                   Balancing.  Gatherer will maintain records of any Daily and Monthly variances (“Imbalances”) between the volume of Dedicated Gas received at the Receipt Points and the volumes of Delivery Point Gas, plus Lost and Unaccounted for Gas, Fuel, and Condensate allocated to Shipper.  Shipper shall make such changes in its nominations as Gatherer may from time to time reasonably request to maintain Daily and Monthly balances or to correct an Imbalance.  Shipper shall reimburse Gatherer for any cost, penalty, or fee arising from any Imbalance assessed against Gatherer by any Person receiving Dedicated Production downstream of the Delivery Points, except to the extent such Imbalance was caused by Gatherer. Upon the termination of this Agreement or at such other time as the Parties agree the Parties shall cash out any cumulative Imbalance using the applicable Index Price for the prior Month.

ARTICLE 10
QUALITY

Section 10.1                            Receipt Point Gas Quality Specifications.  Gas delivered by Shipper to the Receipt Points shall meet the following specifications (collectively, the “Gas Quality Specifications”):

(a)                                 The Gas shall not contain any of the following in excess of: one-quarter (1/4) grain of hydrogen sulfide per hundred (100) cubic feet; one (1) grain of total sulfur per

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hundred (100) cubic feet; two one-hundredths of one percent (0.02%) by volume of oxygen; or two percent (2%) by volume of nitrogen.

(b)                                 The total of all non-hydrocarbon gases shall not exceed three percent (3%) by volume.

(c)                                  The temperature of the Gas at the Receipt Point shall not be in excess of one hundred twenty (120) degrees Fahrenheit.

(d)                                 The Gas shall be free of solids, sand, salt, dust, gums, crude oil, and hydrocarbons in the liquid phase, and other objectionable substances which may be injurious to pipelines or which may interfere with the measurement, transmission or commercial utilization of said Gas.

Except for items (a) through (d) above, such Gas shall meet the most restrictive quality specifications required from time to time by the Downstream Pipelines receiving Delivery Point Gas, except for water vapor content, for which there shall be no specification applicable at the Receipt Points.

Section 10.2                            Non-Conforming Gas.   If any Gas delivered by Shipper fails at any time to conform to the Gas Quality Specifications, then Gatherer will have the right to immediately discontinue receipt of such non-conforming Gas so long as such Gas continues to be non-conforming.  Shipper agrees to undertake commercially reasonable measures to eliminate the cause of such non-conformance.  If Shipper fails to remedy such non-conformance, but such Gas conforms to all specifications other than hydrocarbon dew point and/or Gross Heating Value, then Gatherer agrees to (i) use commercially reasonable efforts to blend and commingle such Gas with other Gas in the Gathering System so that it meets the applicable specifications and (ii) if such Gas cannot be brought into compliance with such blending will continue to accept and redeliver such Gas to the Delivery Points that will accept such non-conforming Gas as long as (A) no harm is done to the Gathering System, (B) no harm is done to other shippers or their Gas, and (C) other shippers are not prevented from nominating Gas to their preferred Delivery Point.  In the event that Gatherer takes receipt of non-conforming Gas, Shipper agrees to be responsible for, and to defend, indemnify, release, and hold Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such non-conforming Gas.

Section 10.3                            Delivery Point Gas Quality Specifications.  Gatherer shall redeliver the Delivery Point Gas that it is required to redeliver to Shipper at the Delivery Points meeting the Gas Quality Specifications, provided that Shipper delivers Gas to Gatherer at the Receipt Points which meets the Gas Quality Specifications.

Section 10.4                            Liquid Hydrocarbons Quality Requirements.  Liquid Hydrocarbons delivered by Shipper to the Receipt Points shall have gravity, viscosity, and other properties such that it is readily susceptible to gathering and handling through Gatherer’s existing facilities and such that it will not adversely affect the quality of Liquid Hydrocarbons received from other shippers or cause any material disadvantage to other shippers or Gatherer.  If any Liquid Hydrocarbons delivered by Shipper fails at any time to conform to the foregoing requirements,

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then Gatherer will have the right to immediately discontinue receipt of such non-conforming Liquid Hydrocarbons so long as such Liquid Hydrocarbons continues to be non-conforming.  Shipper agrees to undertake commercially reasonable measures to eliminate the cause of such non-conformance.  Gatherer shall ensure that the Liquid Hydrocarbons of other shippers are also required to meet the foregoing standards.

Section 10.5                            Greenhouse Gas Emissions.  Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any law after the Effective Date of this Agreement which, in Gatherer’s reasonable determination, results in (a) a Governmental Authority requiring Gatherer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Shipper’s Production and/or the gathering, or transportation of such Production (collectively, “Shipper’s GHG Emissions”) or (b) Gatherer incurring any costs or expenses attributable to Shipper’s Production, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Production, or any other additional economic burden being placed on Gatherer in connection with or related to Shipper’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Shipper will use reasonable efforts to provide any required emissions allowances or their equivalent to Gatherer in a timely manner (and shall indemnify and hold harmless Gatherer from against any Losses, including any expenses incurred by Gatherer in acquiring such allowances in the marketplace, arising out of Shipper’s failure to so provide such allowances) and (ii) Shipper shall be fully responsible for such Emissions Charges and shall reimburse Gatherer for any Emissions Charges paid by Gatherer within ten (10) Days of receipt of Gatherer’s invoice.

ARTICLE 11
MEASUREMENT EQUIPMENT AND PROCEDURES

Section 11.1                            Equipment.  Gatherer shall install, own, operate, and maintain Measurement Facilities to measure Production at all the System Receipt Points and shall ensure that the relevant Downstream Pipeline or Processing Plant installs, owns, operates, and maintains Measurement Facilities at the System Delivery Points (but downstream of any slug catcher) for Gas.  Measurement Facilities at the Receipt Points shall meet current industry standards for custody transfer measurement.  Shipper shall have the right to install check Measurement Facilities at each Receipt Point, including the right to install check measurement equipment on Gatherer’s meter tubes and orifice unions.

Section 11.2                            Gas Measurement Standards.  The following standards shall apply to the measurement of Gas hereunder:

(a)                                 Where measurement is by orifice meter, all fundamental constants, observations, records, and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder shall be in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 3 (ANSI/API 2530) “Orifice Metering of Natural Gas” with any revisions, amendments or supplements as may be mutually acceptable to the Parties.

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(b)                                 Where measurement is by ultrasonic meter, all fundamental constants, observations, records, and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder shall be in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 9 “Measurement of Gas by Multi Path Ultrasonic Meters” with any revisions, amendments or supplements as may be mutually acceptable to the Parties.

(c)                                  The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be performed by Gatherer.

Section 11.3                            Liquid Hydrocarbons Measurement Standards.  The following standards shall apply to the measurement of Liquid Hydrocarbons hereunder:

(a)                                 Measurement Devices used in the measurement of Liquid Hydrocarbons shall be designed, installed, and operated in accordance with specifications of the American Petroleum Institute Manual of Petroleum Measurement Standards or other applicable industry standards, as amended from time to time.

(b)                                 The quality and gravity of Liquid Hydrocarbons shall be determined from laboratory analyses of representative samples following the calculation procedures in American Petroleum Institute Manual of Petroleum Measurement Standards or other applicable industry standards

Section 11.4                            Gas Measurement.

(a)                                 The unit of volume for measurement of Gas delivered hereunder shall be one Mcf at a base temperature of 60 degrees Fahrenheit and at an absolute pressure of 14.73 psia and without adjustment for water vapor content.  It is agreed that for the purposes of measurement and computations hereunder, (a) the atmospheric pressure shall be based on the atmospheric pressure determined and used by Downstream Pipelines at the Delivery Point(s) regardless of the atmospheric pressure at which the Gas is measured and (b) all measurements and testing performed hereunder shall all be made by Gatherer in accordance with applicable rules, regulations, and orders.

(b)                                 Gatherer’s Measurement Facilities at the System Receipt Points shall be spot samplers, continuous samplers, or gas chromatographs, as Gatherer shall in its discretion determine, subject to the minimum requirements set forth in the following three sentences.  Gatherer shall at least take monthly spot samples at all Measurement Facilities located at System Receipt Points where Gas is received into the Gathering System from a single Well.  At all Measurement Facilities located at System Receipt Points where Gas is received into the System from more than one Well, Gatherer shall at least (i) take monthly spot samples if such Measurement Facilities measure less than five thousand (5,000) Mcf per Day, (ii) use continuous samplers if such Measurement Facilities measure from five thousand (5,000) to twenty thousand (20,000) Mcf per Day, and (iii) use gas chromatographs if such Measurement Facilities measure more than twenty thousand (20,000) Mcf per Day.  Measurement at the System Delivery Points shall be done using continuous samplers (for Measurement Facilities metering less than twenty thousand (20,000) Mcf per Day) and online gas chromatographs (for Measurement Facilities

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metering twenty thousand (20,000) Mcf or more per Day).  Gatherer shall procure or cause to be procured a sample of Gas at each System Delivery Point and analyze the samples by chromatographic analysis to determine the component content (mole percent), specific gravity, and the Thermal Content thereof.  These determinations shall be made utilizing the following standards: (i) Gas Processors Association Obtaining Natural Gas Samples for Analysis by Gas, Publication No. 2166 as amended or supplemented from time to time and (ii) Gas Processors Association Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography, Publication No. 2161 as amended or supplemented from time to time, or (iii) any other tests that are mutually agreed by Shipper and Gatherer.

(c)                                  The specific gravity of Gas shall be measured by a standard gravity balance in accordance with the provisions of the Natural Gas Processors Association Publication No. 3130, entitled “Standard Method for Determining the Specific Gravity of Gas”, or by a gravitometer employing the “Momentum Method” as described in Chapter VII, “Determination of Specific Gravity”, of the American Gas Association Gas Measurement Manual, 1963, in each case, as such may be amended from time to time.  The specific gravity will be determined and calculated to the nearest one-thousandth (0.001).

(d)                                 The temperature of Gas shall be determined by means of a recording thermometer recording the temperature of such Gas flowing through each measurement meter.  The average temperature to the nearest one degree (1º) Fahrenheit, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

(e)                                  The deviation of the Gas from Ideal Gas Laws shall be determined in accordance with the A.G.A. Par Research Project NX-19 Report “Manual for the Determination of Supercompressibilty Factors for Natural Gas”, Reprinted 1976, if the composition of the Gas is such to render this procedure applicable.

(f)                                   Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Table of Physical Properties for Hydrocarbons and Other Compounds of Interest to the Natural Gas Industry, Publication No. 2145 as amended or supplemented from time to time.  Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed to be the same as the physical constants for hexane.

Section 11.5                            Notice of Measurement Facilities Inspection and Calibration.  Each Party shall give reasonable notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts or deliveries of Production under this Agreement.  The official electronic data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

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Section 11.6                            Measurement Accuracy Verification.

(a)                                 Each Party shall verify the accuracy of all Measurement Facilities owned by such Party at intervals based upon the following schedule:

(i)                                     semi-annually for Gas Measurement Facilities metering less than one thousand (1,000) Mcf per Day;

(ii)                                  quarterly for Gas Measurement Facilities metering between one thousand (1,000) and five thousand (5,000) Mcf per Day;

(iii)                               monthly for Gas Measurement Facilities metering more than five thousand (5,000) Mcf per Day; and

(iv)                              quarterly for Liquid Hydrocarbons Measurement Facilities.

Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once per Month, unless a special test is requested pursuant to Section 11.7.

(b)                                 If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of one percent (1%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for the period redetermined in accordance with the provisions of Section 11.8.  If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the one percent (1%) error.

(c)                                  If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed one percent (1%) of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for quantity determination purpose.

Section 11.7                            Special Tests.  In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 11.6) of any Measurement Facilities, seventy-two (72) hours advance notice shall be given to the other Party and both Parties shall cooperate to secure a prompt test of the accuracy of such equipment.  If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 11.6(b), then the Party that requested the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto.  If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 11.6(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 11.8.

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Section 11.8                            Metered Flow Rates in Error.  If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service, or (iii) out of repair and the total calculated flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 11.6, the total quantity of Production delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)                                 By using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 11.6);

(b)                                 Where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Production from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

(c)                                  By correcting the error by re-reading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)                                 By estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 11.9                            Record Retention.  The Party owning the Measurement Facilities shall retain and preserve all test data, charts, and similar records for any calendar year for a period of at least twenty-four (24) Months following the end of such calendar year unless applicable law or regulation requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 11.10                     Access.

(a)                                 Gatherer shall contract with eLynx Technologies or a provider of comparable services reasonably satisfactory to Shipper (the “Monitoring Services Provider”) for remote monitoring of Gas Measurement Facilities, including monitoring of measurement data on an hourly (or more frequent) basis for flow rate, meter pressures, meter temperature, orifice diameter, Gross Heating Value, and composition for importation into PRAMS Plus production software or comparable production software (“Remote Monitoring Data”).

(b)                                 Gatherer shall (i) provide the Monitoring Services Provider access to all of Gatherer’s radio and telephone infrastructure to access and gather all Remote Monitoring Data and (ii) cause the Monitoring Services Provider to allow Shipper to view and access all Remote Monitoring Data on the Monitoring Service Provider’s system, including the ability to poll for Remote Monitoring Data through the Monitoring Services Provider’s system.

(c)                                  Gatherer shall provide Shipper 120 Days’ notice of any termination by Gatherer of its contract with any Monitoring Services Provider.

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ARTICLE 12
NOTICES

Section 12.1                            Notices.  Unless otherwise provided herein, any notice, request, invoice, statement, or demand which either Party desires to serve upon the other regarding this Agreement shall be made in writing and shall be considered as delivered (i) when hand delivered, or (ii) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), or (iii) if mailed by United States certified mail, postage prepaid, three (3) Business Days after mailing, or (iv) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party, or (v) when sent via email; provided, if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day.  Notwithstanding the foregoing, if a Party desires to serve upon the other a notice of default under this Agreement, or if Shipper desires to serve upon Gatherer a Connection Notice, the delivery of such notice shall be considered effective under this Section 12.1 only if delivered by any method set forth in items (i) through (iv) above.  Any notice shall be given to the other Party at the following address, or to such other address as either Party shall designate by written notice to the other:

Shipper:	ANTERO RESOURCES CORPORATION
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:	For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

Gatherer:	ANTERO MIDSTREAM LLC
1615 Wynkoop
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

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For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

ARTICLE 13
PAYMENTS

Section 13.1                            Invoices.  Not later than the tenth (10th) Day following the end of each Month, Gatherer shall provide Shipper with a detailed statement setting forth the volume and Thermal Content of Gas and, if applicable, the volume of Liquid Hydrocarbons received by Gatherer at the Receipt Points in such Month, the volume and Thermal Content of Delivery Point Gas allocated to Shipper and, if applicable, the volume of Liquid Hydrocarbons redelivered to Shipper in such Month, the quantity of Gas and the cost of electricity used as Fuel allocated to Shipper in such Month, the volume and Thermal Content of Lost and Unaccounted For Gas for such Month, and the Gathering Fee, the High Pressure Gathering Fee, the Compression Fee, the Liquids Gathering Fee, and the Cost of Service Fee with respect to such Month, together with measurement summaries and the amount of any Imbalances and all relevant supporting documentation, to the extent available on such tenth (10th) Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such tenth (10th) Day as soon as it becomes available).  Shipper shall make payment to Gatherer by the last Business Day of the Month in which such invoice is received.  Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Shipper in writing from time to time.  If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Shipper shall pay any amount of undercharge, within thirty (30) Days after final determination thereof, provided, however, that no retroactive adjustment will be made beyond a period of twenty-four (24) Months from the date of a statement hereunder.

Section 13.2                            Right to Suspend on Failure to Pay.  If any undisputed amount due hereunder remains unpaid for sixty (60) Days after the due date, Gatherer shall have the right to suspend or discontinue Services hereunder until any such past due amount is paid.

Section 13.3                            Audit Rights.  Either Party, on not less than thirty (30) Days prior written notice to the other Party, shall have the right at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of twelve (12) consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement.  The scope of any audit shall be limited to transactions affecting Dedicated Production and Delivery Point Gas hereunder and shall be limited to the twenty-four (24) Month period immediately prior to the Month in which the notice requesting an audit was given.  All statements, allocations, measurements, computations, charges, or payments

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made in any period prior to the twenty-four (24) Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 13.4                            Payment Disputes.  In the event of any dispute with respect to any payment hereunder, Shipper shall make timely payment of all undisputed amounts, and Gatherer and Shipper will use good faith efforts to resolve the disputed amounts within sixty (60) Days following the original due date.  Any amounts subsequently resolved shall be due and payable within ten (10) Days of such resolution.

Section 13.5                            Interest on Late Payments.  In the event that Shipper shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue at an annual rate equal to ten percent (10%) from the date payment is due until the date payment is made.

Section 13.6                            Credit Assurance.  Gatherer shall apply consistent evaluation practices to all similarly situated shippers to determine the new Shipper’s financial ability to perform its payment obligations under this Agreement.

(a)                                 If Gatherer has reasonable grounds for insecurity regarding the performance of any obligation by Shipper under this Agreement (whether or not then due), Gatherer may demand Adequate Assurance of Performance from Shipper, which Adequate Assurance of Performance shall be provided to Gatherer within five (5) Days after written request.  If Shipper fails to provide such Adequate Assurance of Performance within such time, then Gatherer may suspend its performance under this Agreement until such Adequate Assurance of Performance is provided.  However, any action by Gatherer shall not relieve Shipper of its payment obligations.  The exercise by Gatherer of any right under this Section 13.6 shall be without prejudice to any claims for damages or any other right under this Agreement.  As used herein, “Adequate Assurance of Performance” means any of the following, in Gatherer’s reasonable discretion:

(i)                                     an irrevocable standby letter of credit in an amount not to exceed an amount that is equal to sixty (60) Days of Shipper’s payment obligations hereunder from a financial institution rated at least A- by S&P or at least A3 by Moody’s in a form and substance satisfactory to Gatherer;

(ii)                                  cash collateral in an amount not to exceed an amount that is equal to sixty (60) Days of Shipper’s payment obligations hereunder to be deposited in an escrow account as designated by Gatherer; Gatherer is hereby granted a security interest in and right of set-off against all cash collateral, which is or may hereafter be delivered or otherwise transferred to such escrow account in connection with this Agreement; or

(iii)                               a guaranty in an amount not to exceed an amount that is equal to sixty (60) Days of Shipper’s payment obligations hereunder reasonably acceptable to Gatherer.

(b)                                 The term of any security provided under this Section 13.6 shall be as reasonably determined by Gatherer, but it shall never exceed sixty (60) Days, after which the

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security shall terminate (or in the case of cash collateral, be immediately returned by Gatherer to Shipper without further action by either Party).  Nothing shall prohibit Gatherer, however, from requesting additional Adequate Assurance of Performance following the end of any such term, so long as the conditions triggering such a request under this Section 13.6 exist.

(c)                                  Should Shipper fail to provide Adequate Assurance of Performance within five (5) Days after receipt of written demand for such assurance (which shall include reasonable particulars for the demand and documentation supporting the calculation of such amount demanded), then Gatherer shall have the right (notwithstanding any other provision of this Agreement) to suspend performance under this Agreement until such time as Shipper furnishes Adequate Assurance of Performance.

Section 13.7                            Excused Performance.  Gatherer will not be required to perform or continue to perform services hereunder, and Shipper shall not be obligated to deliver Dedicated Production to the Gathering System (or make any payments required under Section 5.1(d)(i) and Section 5.1(d)(ii)) in the event:

(a)                                 the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b)                                 the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within ninety (90) Days of such filing; or

(c)                                  the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 14
FORCE MAJEURE

Section 14.1                            Suspension of Obligations.  In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 14.2                            Definition of Force Majeure.  The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections, riots, epidemics, landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings,

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crevasses, floods, washouts, civil disturbances, explosions, breakage or accident to wells, machinery, equipment or lines of pipe, the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe, freezing of wells, equipment or lines of pipe, inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, or government authorizations, any action or restraint by any Governmental Authority (so long as the Party claiming suspension has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with applicable laws, rules, regulations, or orders), and, in the case of Gatherer as the claiming party, any breach of any representation or warranty of Shipper or any failure by Shipper to perform any obligation of Shipper under that certain Contribution Agreement dated November 10, 2014, by and between Shipper and Gatherer.

Section 14.3                            Settlement of Strikes and Lockouts.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty.

Section 14.4                            Payments for Production Delivered.  Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to make payment for quantities of Production delivered prior to such event of Force Majeure.

ARTICLE 15
INDEMNIFICATION

Section 15.1                            Gatherer.  Subject to the terms of this Agreement, including Section 18.8, Gatherer shall release, indemnify, defend, and hold harmless Shipper and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Gatherer and (ii) any breach of this agreement by Gatherer.

Section 15.2                            Shipper.  Subject to the terms of this Agreement, including Section 18.8, Shipper shall release, indemnify, defend, and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Shipper and (ii) any breach of this agreement by Shipper.

ARTICLE 16
CUSTODY AND TITLE

Section 16.1                            Custody.  As among the Parties, Shipper shall be in custody, control and possession of (i) Shipper’s Production hereunder until such Production is delivered to the Receipt Points and (ii) the Delivery Point Gas and Liquid Hydrocarbons after they are delivered to Shipper at the Delivery Points, including any portion of any Delivery Point Gas which

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accumulates as liquids.  As among the Parties, Gatherer shall be in custody, control and possession of all Production in the Gathering System at all other times, including any portion thereof which accumulates as liquids. The Party having custody and control of Production under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Party and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Production when such Production is in its custody and control, including losses resulting from any negligent acts or omissions of any indemnified party, but excluding any losses to the extent caused by or arising out of the negligence, gross negligence, or willful misconduct of the indemnified party.

Section 16.2                            Shipper Warranty.  Shipper represents and warrants that it owns, or has the right to deliver to the Gathering System, all Production delivered under this Agreement, free and clear of all liens, encumbrances and adverse claims.  If the title to Production delivered by Shipper hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Production, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Shipper furnishes, or causes to be furnished, indemnification to save Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer.  Shipper hereby indemnifies Gatherer against and holds Gatherer harmless from any and all claims and losses arising out of or related to any breach of the foregoing representation and warranty..

Section 16.3                            Title.  Title to all Production delivered under this Agreement, including all constituents thereof, shall remain with and in Shipper or its customers at all times; provided, however, title to Production used as Fuel and Lost and Unaccounted For Gas shall pass from Shipper or its customer to Gatherer immediately downstream of the Receipt Point. Title to Condensate that is recovered from Shipper’s Gas in the Gathering System shall remain with Shipper.  Title to water (i) that is removed from Shipper’s Gas in Gatherer’s dehydration facilities shall pass to Gatherer immediately downstream of the point of recovery, and (ii) that condenses from Shipper’s Gas in the Gathering System shall pass to Gatherer immediately downstream of the Receipt Point.

ARTICLE 17
TAXES; ROYALTIES

Section 17.1                            Taxes.  Shipper shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to Shipper’s Production, Delivery Point Gas or the Services provided under this Agreement.  Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Shipper by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Shipper’s behalf shall be (i) reimbursed by Shipper upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments, or (ii) deducted from amounts otherwise due Gatherer under this Agreement.  Gatherer shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Gathering System.  Except as

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provided in Exhibit I attached hereto, neither Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of the other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 17.2                            Royalties.  As between the Parties, Shipper shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Shipper’s Production or Delivery Point Gas (including all constituents and products thereof) delivered under this Agreement, including royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds.  In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to any such Production (including all constituents and products thereof) delivered under this Agreement.  Although Shipper shall retain title to Production as provided in this Section 16.3,  Gatherer shall have the right to commingle Production delivered by Shipper with Third Party Production.

ARTICLE 18
MISCELLANEOUS

Section 18.1                            Rights.  The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 18.2                            Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.  The Parties hereby agree that, in the event that (i) Gatherer’s facilities, or any part thereof, become subject to regulation by the Federal Energy Regulatory Commission, or any successor agency thereto (“FERC”), or any other Governmental Authority of the rates, terms and conditions for service, (ii) Gatherer becomes obligated by FERC or any other Governmental Authority to provide Services or any portion thereof on an open access, nondiscriminatory basis as a result of Gatherer’s execution, performance or continued performance of this Agreement or (iii) FERC or any other Governmental Authority seeks to modify any rates under, or terms or conditions of, this Agreement, then:

(a)                                 to the maximum extent permitted by law, it is the intent of the Parties that the rates and terms and conditions established by the FERC Governmental Authority having jurisdiction shall not alter the rates or terms and conditions set forth in this Agreement, and the Parties agree to vigorously defend and support in good faith the enforceability of the rates and terms and conditions of this Agreement;

(b)                                 in the event that FERC or the Governmental Authority having jurisdiction modifies the rates or terms and conditions set forth in this Agreement, the Parties hereby agree to negotiate in good faith to enter into such amendments to this Agreement and/or a separate arrangement in order to give effect, to the greatest extent possible, to the rates and other terms and conditions set forth herein; and

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(c)                                  in the event that the Parties are not successful in accomplishing the objectives set forth in (a) or (b) above such that the Parties are in substantially the same economic position as they were prior to any such regulation, then either Party may terminate this Agreement upon the delivery of written notice of termination to the other Party.

Section 18.3                            Governing Law; Jurisdiction.

(a)                                 This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

(b)                                 The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in City and County of Denver, Colorado, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

Section 18.4                            Successors and Assigns.

(a)                                 This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.  Except as set forth in Section 18.4(b) and Section 18.4(c), neither Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (which such consent shall not be unreasonably withheld, conditioned or delayed), and any assignment or attempted assignment made otherwise than in accordance with this Section 18.4 shall be null and void ab initio.

(b)                                 Notwithstanding the foregoing clause (a), Gatherer may perform all services under this Agreement itself using its own gathering, compression, and other facilities and/or perform any or all such services through third parties, in which case references herein to the Gathering System shall be deemed to be references to such facilities of the relevant third party.

(c)                                  Notwithstanding the foregoing clause (a):

(i)                                     Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Shipper if such assignment is made to any Person to which the Gathering System or any part thereof has been or will be transferred that assumes in writing all of Gatherer’s obligations hereunder (if applicable, to the extent that part of the Gathering System being transferred to such Person) and is (A) an Affiliate of Gatherer or (B) a Person to which the Gathering System has been or will be transferred who (1) hires (or retains, as applicable) operating personnel who are then operating the Gathering System (or has similarly experienced operating personnel itself), (2) has operated for at least two (2) years prior to such assignment systems similar to the Gathering System, or (3) contracts for the operation of the Gathering System with another Person that satisfies either of the foregoing conditions (1) or (2) in this clause (B), provided in the case of an assignment pursuant to this clause

39

(B), the assignee has creditworthiness as reasonably determined by Shipper that is equal to the higher of Gatherer’s creditworthiness as of the Effective Date and Gatherer’s creditworthiness as of the date of the assignment.

(ii)                                  Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer.

(iii)                               Shipper shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which it sells, assigns, or otherwise transfers all or any portion of the Dedicated Properties and who (A) who assumes in writing all of Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being transferred to such Person) and (B) whose credit rating is equal to or greater than the greater of Shipper’s credit rating as of the Effective Date and Shipper’s credit rating as of the date of the assignment.

(d)                                 Upon an assignment by Gatherer in accordance with Section 18.4(c)(i)(B) Gatherer shall be released from its obligations under this Agreement to the extent of such assignment.  Upon an assignment by Shipper in accordance with Section 18.4(c)(ii), Shipper shall be released from its obligations under this Agreement to the extent of such assignment.

Section 18.5                            Severability.  If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (i) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (ii) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (iii) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 18.6                            Confidentiality.

(a)                                 Confidentiality.  Except as otherwise provided in this Section 18.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including Development Plans, Gathering System Plans, and all data relating to the production of Shipper, including well data, production volumes, volumes gathered, transported, or compressed, and gas quality) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the other Party.

(b)                                 Permitted Disclosures.  Notwithstanding Section 18.6(a) disclosures of any Confidential Information may be made by either Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is

40

required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement, provided such third person agrees in writing to be bound by the terms of this Section 18.6; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys, and banks, provided that such Persons are subject to a confidentiality undertaking consistent with this Section 18.6(b), or (viii) except for information disclosed pursuant to Article 3 of this Agreement, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Production, provided such royalty, overriding royalty, net profits or similar owner, agrees in writing to be bound by the terms of this Section 18.6.

(c)                                  Notification.  If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 18.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)                                 Party Responsibility.  Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 18.6.

(e)                                  Public Announcements.  The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 18.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement.  The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement.  Nothing contained in this Section 18.6 shall be construed to require either Party to obtain approval of the other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by applicable law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.

(f)                                   Survival.  The provisions of this Section 18.6 shall survive any expiration or termination of this Agreement; provided that other than with respect to information disclosed pursuant to Article 3, as to which such provisions shall survive indefinitely, such provisions shall survive only a period of one (1) year.

Section 18.7                            Entire Agreement, Amendments and Waiver.  This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements,

41

whether oral or in writing, expressed or implied, dealing with the same subject matter.  This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement.  No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.  No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 18.8                            Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 18.9                            Headings.  The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 18.10                     Rights and Remedies.  Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 18.11                     No Partnership.  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to either Party.

Section 18.12                     Rules of Construction.  In construing this Agreement, the following principles shall be followed:

(a)                                 no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)                                 examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)                                  the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)                                 the plural shall be deemed to include the singular and vice versa, as applicable; and

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(e)                                  references to Section shall be references to Sections of this Agreement.

Section 18.13                     No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 18.14                     Further Assurances.  Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 18.15                     Counterpart Execution.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

Section 18.16                     Memorandum of Agreement.  Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit J attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such Memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Dedicated Properties are located.  Further such memoranda shall be executed and delivered by Shipper as Gatherer from time to time requests to evidence the dedication of additional areas or Oil and Gas Interests under this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

ANTERO MIDSTREAM LLC

By:
Name:
Title:

Gathering and Compression Agreement

Signature Page

EXHIBIT A

EXCLUDED WELLS

All gathering to Bluestone and ExCo vertical wells and all gathering to Davis Well and McKinley 1 & 2 H Wells.

1

EXHIBIT B

PLANNED GAS DELIVERY POINTS

Low Pressure Delivery Points

West Virginia

1.              Antero Mountain Compressor Station (1)

2.              Antero Pennington Compressor Station (2)

3.              Antero Middlebourne Compressor Station(3)

4.              Antero North Canton Compressor Station(4)

5.              Antero White Oak Compressor Station

6.              Crestwood Appalachia Pipeline LLC (Crestwood) West Union Compressor Station

7.              Crestwood Victoria Compressor Station

Ohio

1.              E2 Crum Compressor Station(5)

2.              E2 Miller Compressor Station(6)

3.              E2 Appalachian Compression, LLC, (E2) Upper Hill Compressor Station

4.              E2 Batesville Compressor Station

5.              E2 Reusser Compressor Station

(1)  Planned

(2)  Under construction

(3)  Planned

(4)  Planned

(5)  Under construction

(6)  Under construction

1

High Pressure Delivery Points

West Virginia

Receipt Points	Delivery Points
Antero Mountain Compressor Station	MarkWest Sherwood Plant
Antero Middlebourne Compressor Station	Magnum Hunter or MarkWest Sherwood Plant
Antero North Canton Compressor Station	Summit Pike Fork lateral
Antero White Oak Compressor Station	MarkWest Sherwood Plant
Crestwood West Union Compressor Station	MarkWest Sherwood Plant
Crestwood Victoria Compressor Station	Summit Pike Fork lateral
Antero New Milton Compressor Station	MarkWest Sherwood Gas Processing Plant
EXLP Operating LLC Pike Fork Compressor	Columbia Gas Transmission

Ohio

Receipt Points	Delivery Points
Antero Sanford well gathering line	Dominion East Ohio
E2 Crum Compressor Station	MarkWest Seneca Plant
E2 Miller Compressor Station	MarkWest Seneca Plant
E2 Upper Hill Compressor Station	MarkWest Seneca Plant
E2 Batesville Compressor Station	MarkWest Seneca Plant
E2 Reusser Compressor Station	MarkWest Seneca Plant

2

Liquid Hydrocarbons Receipt and Delivery Points

Receipt Points	Delivery Points
Robert Pad, Ardith Pad, Miley Pad, Rich Pad, Wayne Pad, Myron Pad, Cynthia Pad, Smierciak Pad, Justice Pad	E2 Upper Hill Stabilizer
Roe Pad, Ervin Pad, J.R. Tyler Pad, Price Pad, Schultz Pad	E2 Batesville Station
Krupa Pad, Bond Pad, Roosen Pad, Bates Pad	E2Crum Stabilizer

3

EXHIBIT C

GATHERING SYSTEM

Any Low Pressure and High Pressure Gathering Systems gathering Gas from Shipper in the following counties and states:

Washington, PA;

Doddridge, WV;

Harrison, WV;

Tyler, WV;

Ritchie, WV;

Noble, OH;

Monroe, OH;

Guernsey, OH; and

Belmont, OH,

excluding facilities owned by Summit, Crestwood, ETC, M3, EQT, and MarkWest.

1

EXHIBIT D

INITIAL DEVELOPMENT PLAN

[attached]

1

EXHIBIT E

CONFLICTING DEDICATIONS

1.                                      Second Amended and Restated Gas Gathering Agreement between Shipper and M3 Appalachia Gathering, LLC, dated July 1, 2013

2.                                      Gathering and Compression Agreement between Shipper and Crestwood Marcellus Midstream LLC dated effective as of January 1, 2012.

3.                                      Gas Gathering Agreement between Shipper and ETC Northeast Pipeline, LLC, dated January 1, 2010, as amended through the Effective Date.

1

EXHIBIT F

INITIAL GATHERING SYSTEM PLAN

[attached]

1

EXHIBIT G

FORM OF CONNECTION NOTICE

Antero Midstream LLC
1615 Wynkoop Street
Denver, Colorado 80202

Re:                             Gathering and Compression Agreement dated November 10, 2014, between Antero Resources Corporation and Antero Midstream LLC (the “Gathering Agreement”)

Ladies and Gentlemen:

This is a Connection Notice for purposes of the Gathering Agreement.  Capitalized terms used but not defined in this Connection Notice have the meanings given such terms in the Gathering Agreement.

Gatherer is hereby notified that Shipper is planning to drill and complete the Planned Wells at the Planned Well Pads by the Target Completion Dates, in each case as set forth below:

Planned Well	Planned Well Pad	Target Completion Date

Very truly yours,

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

1

EXHIBIT H

DEEMED CONNECTION NOTICES

[attached]

1

EXHIBIT I

COST OF SERVICE FEE

The Monthly Cost of Service Fee shall be calculated separately for each CS Facility for each Contract Year or, in the case of a CS Facility that is placed into service or acquired during a Contract Year, for the period from the first Day of the Month following the Month in which such CS Facility is placed into service or acquired through the end of such Contract Year, and for each Contract Year thereafter.  The Cost of Service Fees for all CS Facilities for each Month shall be summed to result in the total Cost of Service Fee payable for such Month.  The Monthly Cost of Service Fee for each Contract Year (or portion thereof, if applicable) for each CS Facility is determined as follows:

Monthly Capex Fee + Monthly O&M Fee = Monthly Cost of Service Fee.

The “Monthly Capex Fee” for each CS Facility is an amount equal to the product of (i) the amount that, if paid to Gatherer with respect to each Month remaining in the Recovery Term for such CS Facility, when taken together with all Prior Capex Fees paid to Gatherer for such CS Facility, would result in Gatherer recovering all of Gatherer’s capital expenditures for such CS Facility (including the cost of acquisition of such CS Facility from Shipper, if applicable) over a period of 84 Months commencing with the placement in service or acquisition of such CS Facility (the “Recovery Term”), with a return on capital invested of 13% per annum. “Prior Capex Fees” means, with respect to any Contract Year and any CS Facility, the aggregate of the Monthly Capex Fees with respect to such CS Facility paid in all prior Contract Years.  For purposes of determining the Monthly Capex Fee for any CS Facility, if such CS Facility is specified or sized to gather, compress, or otherwise handle volumes of Production in excess of those volumes of Dedicated Production projected in the Development Plan to be put through such CS Facility, only such portion of such capital expenditures that would be required to build facilities specified and sized to gather, compress, or otherwise the volumes of Dedicated Production projected in the Development Plan to be put through such CS Facility shall be considered.

The “Monthly O&M Fee” for any Contract Year (or portion thereof, if applicable) is an amount equal to:

(i)                                     the sum of:

(a)                                 the operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind, that Gatherer estimates it will incur with respect to the CS Facility during such Contract Year (or such portion thereof, if applicable); plus

(b)                                 the O&M True Up Amount, if any,

(ii)                                  divided by 12 (or by the number of Months in such portion of such Contract Year, if applicable).

1

The “O&M True Up Amount” means, with respect to any Contract Year (or portion thereof, if applicable) and any CS Facility,

(i)                                     the positive or negative difference resulting from the following calculation:

(a)                                 the actual operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind,  incurred by Gatherer in the immediately prior Contract Year with respect to such CS Facility;

Minus

(b)                                 the sum of the aggregate Monthly O&M Fees paid to Gatherer with respect to such CS Facility with respect to the immediately prior Contract Year,

(ii)                                  plus 13% per annum.

The Monthly O&M Fee includes Gatherer’s allocation to the CS Facility of Gatherer’s overhead and general and administrative expenses together with Taxes payable by Gatherer with respect to the CS Facility or the Services performed in connection with the CS Facility (but excluding in any event Gatherer’s income taxes), to the extent not otherwise paid or reimbursed by Shipper pursuant to this Agreement.  For purposes of determining the Monthly O&M Fee for any CS Facility, if such CS Facility also used to gather, compress, or otherwise handle Third Party Production, only the portion of such operating expenses that are fairly allocable to gathering Dedicated Production shall be considered.

2

EXHIBIT J

MEMORANDUM OF AGREEMENT

THIS MEMORANDUM OF GATHERING AGREEMENT (this “Memorandum”) is entered into effective [                        ], 201[    ] (the “Effective Date”), by and between ANTERO RESOURCES CORPORATION (“Shipper”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202, and ANTERO MIDSTREAM LLC, with an address of 1615 Wynkoop Street, Denver, Colorado 80202 (“Gatherer”).

WHEREAS, Shipper and Gatherer entered into that certain Gathering and Compression Agreement effective November 10, 2014 (the “Agreement”), pursuant to which Gatherer will provide certain gathering and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [counties/states], to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                      Notice.  Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein.  Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.                                      Dedication.  Subject to the exceptions, exclusions, and reservations set forth in the Agreement and the other terms and conditions of the Agreement, (a) Shipper has exclusively dedicated and committed to deliver to Gatherer, as and when produced, all Production produced on or after the date of the Agreement that is attributable to the Oil and Gas Interests now owned or hereafter acquired by Shipper and located wholly or partly within the states of Pennsylvania, West Virginia, and Ohio, and certain other areas, or on lands pooled, unitized or communitized wholly or partly within any portion of the Dedication Area (the “Dedicated Properties”), together with all Production attributable to third parties that is produced from a Well located on the Dedicated Properties, which Production Shipper has the right to control and deliver for gathering (“Dedicated Production”), for gathering through the Gathering System under the Agreement, and (b) Shipper agrees not to deliver any Dedicated Production to any other gathering system (the foregoing dedication and commitment being herein referred to as the “Dedication”).

3.                                      Covenant Running with the Land.  So long as the Agreement is in effect, Dedication shall be a covenant running with the land and, subject to the exceptions and reservations set forth in the Agreement, (a) in the event Shipper sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Dedicated Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state, and (b) in the event Gatherer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Gathering

1

System, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.

4.                                      No Amendment to Agreement.  This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.

ANTERO MIDSTREAM LLC

By:
Name:
Title:

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

2

ACKNOWLEDGEMENTS

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of                 , 2014, by [                        ], [                        ] of Antero Midstream LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of               , 2014, by [                        ], [                        ] of Antero Resources Corporation, a Delaware corporation, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

3

EXHIBIT D

FORM OF ROFO AGREEMENT

[attached.]

RIGHT OF FIRST OFFER AGREEMENT

BY AND BETWEEN

ANTERO RESOURCES CORPORATION

AND

ANTERO MIDSTREAM LLC

DATED AS OF

[                   ], 2014

Exhibit A	Conflicting Dedications
Exhibit B	Memorandum of Agreement
Exhibit C	Form of Gas Processing Agreement

i

RIGHT OF FIRST OFFER AGREEMENT

This Right of First Offer Agreement (this “Agreement”), dated as of [                 ], 2014 (the “Effective Date”), is by and between ANTERO RESOURCES CORPORATION, a Delaware corporation (“Producer”), and ANTERO MIDSTREAM LLC, a Delaware limited liability company (“Midstream”).  Producer and Midstream may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.            Producer owns Oil and Gas Interests and intends to produce Gas (and/or liquid hydrocarbons) from wells on such Oil and Gas Interests.

B.            Producer and Midstream desire that Midstream should have certain rights to provide Services in respect of Producer Gas as set forth in this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized terms used in this Agreement shall have the respective meanings given to such terms set forth below.

Accepted Midstream Bid.  As defined in Section 3.2(c).

Accepted Third Party Bid.  As defined in Section 3.2(c).

Acquired Facility. As defined in Section 3.1(a).

Affiliate.  Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  Affiliated shall have the correlative meaning.  The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

Agreement.  As defined in the preamble hereof.

Bid. As defined in Section 3.2(a).

Bid Request.  As defined in Section 3.1(a).

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Confidential Information. As defined in Section 6.6(a).

Conflicting Dedication.  Any processing agreement or other commitment or arrangement that would require Services to be provided with respect to Producer Gas by any Person other than Midstream.

Cubic Foot.  The volume of Gas in one cubic foot of space at a standard pressure and temperature base of 14.73 pounds per square inch absolute and 60 degrees Fahrenheit, respectively.

Day.  A period commencing at 10:00 a.m., Eastern Standard Time, on a calendar day and ending at 10:00 a.m., Eastern Standard Time, on the next succeeding calendar day.

Dedication Area.  As defined in Section 3.1(a)(vi).

Delivery Fee. As defined in Section 3.2(a)(iv).

Effective Date.  As defined in the preamble of this Agreement.

Fair Market Value.  With respect to any asset, the price that would be paid by a willing buyer of such asset to a willing seller, as determined by an independent nationally known investment banking firm selected by Midstream and reasonably acceptable to Producer.

Fee.  Any of the Processing Fee, Fractionation Fee, Marketing Fee or Delivery Fee, as the context may require.

Firm Capacity.  The volume of Producer’s Gas that is to be entitled to Services that are accorded the highest priority with respect to capacity allocations, interruptions, or curtailments.

Fractionated Products.  Finished liquid products fractionated from an undifferentiated stream of Plant Products, including ethane, propane, isobutane, normal butane and natural gasoline.

Fractionation Fee. As defined in Section 3.2(a)(iv).

Gas.  Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Governmental Authority.  Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Marketing Fee. As defined in Section 3.2(a)(iv).

Mcf.  One thousand (1,000) Cubic Feet.

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MMcf.  One million (1,000,000) Cubic Feet.

Midstream.  As defined in the preamble of this Agreement.

Month.  A period commencing at 10:00 a.m., Eastern Standard Time, on the first Day of a calendar month and extending until 10:00 a.m., Eastern Standard Time, on the first Day of the next succeeding calendar month.

New Services. As defined in Section 3.1(a).

Oil and Gas Interests.  Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Parties.  As defined in the preamble of this Agreement.

Party.  As defined in the preamble of this Agreement.

Person.  An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Plant Products.  Propane, ethane, iso-butane, normal butane, iso-pentane, normal pentane, hexanes plus, any other liquid hydrocarbon product except for a liquefied methane product, or any mixtures thereof, and any incidental methane and incidental ethane included in any such plant products, which are separated, extracted, recovered or condensed, and saved, from Producer Gas.

Processing Agreement.  A gas processing and fractionation agreement in substantially the form set forth in Exhibit C to this Agreement, completed as set forth in Section 3.3(a)(i)(A) or Section 3.4(a).

Processing Fee. As defined in Section 3.2(a)(iii).

Processing Services.  The processing of Producer Gas for the removal of Plant Products and the delivery of the resulting residue Gas and Plant Products to or for the account of Producer.

Producer.  As defined in the preamble of this Agreement.

Producer Gas.  All Gas that Producer has the right to control and deliver for processing.

Services.  (i) The Processing Services; (ii) the fractionation of Plant Products; (iii) the transportation of Plant Products and/or the exchange of Plant Products for Fractionated Products; and (iv) the marketing and delivery of Fractionated Products.

Services Agreement.  Any Processing Agreement or any other agreement entered into in accordance with this Agreement for the provision of any Services.

Third Party Bid. As defined in Section 3.1(c).

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Third Party Bidder. As defined in Section 3.1(c).

Withdrawn Bid Request.  As defined in Section 3.2(c).

ARTICLE 2
DEDICATION

Section 2.1            Dedication.  Subject to Section 2.2 through Section 2.4, Producer covenants and commits not to obtain any Services in respect of Producer Gas from any third party.

Section 2.2            Conflicting Dedications.  Producer shall have the right to comply with each of the Conflicting Dedications set forth in Exhibit A and any other Conflicting Dedication (a) entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Oil and Gas Interests acquired by Producer or its Affiliates after the Effective Date (but not any entered into in connection with such acquisition) or (b) entered into pursuant to a Third Party Bid in accordance with Section 3.4; provided, however, that Producer shall have the right to comply with Conflicting Dedications only until the first Day of the Month following the termination of such Conflicting Dedication and shall not take any voluntary action (including the exercise of any right to extend) to extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication.  Producer represents that, except as set forth in Exhibit A, Producer Gas is not as of the Effective Date subject to any Conflicting Dedication. If Producer Gas produced from a well on a well pad is subject to a Conflicting Dedication that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Dedication, to deliver all Producer Gas from such well pad in accordance with the Conflicting Dedication, even if all wells on such well pad are not subject to such Conflicting Dedication.

Section 2.3            Reservations.  Producer reserves the following rights with respect to Producer Gas for itself and for the operator of the properties covered by Producer’s Oil and Gas Interests:  (a) to operate wells producing Producer Gas as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill new wells, to repair and rework old wells, to renew or extend, in whole or in part, any Oil and Gas Interest, and to cease production from or abandon any well or surrender any such Oil and Gas Interest, in whole or in part, when no longer deemed by Producer to be capable of producing Gas in paying quantities under normal methods of operation; (b) to use Producer Gas for operations (including reservoir pressure maintenance and drilling or fractionation fuel); (c) to deliver or furnish to Producer’s lessors and holders of other existing similar burdens on production such Gas and other production as is required to satisfy the terms of the applicable leases or other applicable instruments; and (d) to pool, communitize, or unitize Producer’s Oil and Gas Interests with respect to Producer Gas, provided that Producer’s share of Gas produced from such pooled, communitized, or unitized Oil and Gas Interests shall be committed and dedicated to this Agreement.

Section 2.4            Covenant Running with the Land.  The covenant and commitment made by Producer under this Article 2 is a covenant running with the land. For the avoidance of doubt, in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all

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of its interest in any property covered by any Oil and Gas Interest, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.  Notwithstanding the foregoing, Producer shall be permitted to sell, transfer, convey, assign, grant, or otherwise dispose of any property free of the covenant and commitment made under this Article 2 in a sale or other disposition involving a number of net acres covered by any Oil and Gas Interest that, when added to the total of net acres covered by any Oil and Gas Interest theretofore and, where applicable, simultaneously disposed of free of dedication hereunder pursuant to this Section 2.4, does not exceed the aggregate number of net acres covered by any Oil and Gas Interest acquired by Producer after the Effective Date.  At the request of Midstream, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into, as provided in Section 6.16, to reflect any such addition to or release of acreage.

ARTICLE 3
RIGHT OF FIRST OFFER

Section 3.1            Bid Request.

(a)       Subject to Section 2.2 through Section 2.3, if Producer requires any Services in respect of any Producer Gas that are not the subject of a Services Agreement then in effect and are not otherwise already being provided by Midstream (“New Services”), including any such New Services to be provided through any existing facility acquired or proposed to be acquired by Producer (an “Acquired Facility”), Producer shall promptly (and, in the case of the acquisition of any Acquired Facility, on or before the 10th Day after the acquisition of such Acquired Facility) provide notice to Midstream of such desired New Services, which notice (the “Bid Request”) shall include, to the extent applicable:

(i)            confirmation that the New Services include all Services with respect to Producer Gas produced from the Dedication Area described in the Bid Request, or a description of any Conflicting Dedication and the Services being excluded from the Bid Request as a result of such Conflicting Dedication;

(ii)           a description of the initial required delivery points to which Producer’s residue Gas is to be redelivered to Producer (including any existing delivery points to which residue Gas is to be delivered from the Acquired Facility);

(iii)          Producer’s required Firm Capacity in MMcf per Day;

(iv)          in the case of an Acquired Facility, a reasonable description of the Acquired Facility and the price paid or proposed to be paid by Producer for the Acquired Facility, including any liabilities assumed by Producer, and details of any third party contracts for processing at the Acquired Facility;

(v)           a description of any new facilities Producer desires, including the capacity thereof;

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(vi)          a description of the area that will constitute the “Dedication Area” for purposes of any Processing Agreement or other Services Agreement entered into pursuant to such Bid Request with respect to the New Services (the “Dedication Area”);

(vii)         the Oil and Gas Interests located in the Dedication Area with respect to which the New Services are required, including a description of any existing wells and a proposed development plan for the wells to be drilled on such Oil and Gas Interests during the period of at least 18 Months after such notice, including production forecasts for all such wells; and

(viii)        if the New Services do not include Processing Services, a form of Services Agreement covering the New Services.

(b)       Notwithstanding Section 3.1(a), if from time to time any Processing Agreement is in effect, Producer shall not be required to issue a Bid Request in connection with any desired expansion of the Processing Plant (as defined in such Processing Agreement) to provide Increased Capacity (as defined in such Processing Agreement).

(c)       Concurrently with or following its delivery of a Bid Request to Midstream, Producer may seek bids from third parties (each, a “Third Party Bidder”, and each bid received from a Third Party Bidder a “Third Party Bid”) to provide the New Services set forth in the Bid Request on the same terms and conditions as are set forth in the Bid Request (which, if the New Services include Processing Services, shall be substantially the terms and conditions set forth in the Processing Agreement or, if the New Services do not include Processing Services, shall be substantially the terms and conditions set forth in the form of Services Agreement delivered by Producer with the relevant Bid Request). Any such Third Party Bid shall only be considered if it is received by Producer on or before the 30th Day after Midstream’s receipt of the Bid Request, and only if such Third Party Bid (i) includes itemized fees for each of the New Services that are the subject of the Bid Request, as well as details of all other proposed charges and costs applicable to such Third Party Bid, and (ii) does not propose any changes to the Processing Agreement or proposed form of Services Agreement (as applicable).

Section 3.2            Bid; Bid Award.

(a)       If Midstream desires to provide any or all of the New Services set forth in a Bid Request, Midstream shall deliver a notice on or before the 30th Day after such Bid Request, which notice (the “Bid”) shall include, in each case on the basis that such New Services shall be provided on substantially the terms and conditions set forth in the Processing Agreement or, if the New Services do not include Processing Services, the form of Services Agreement included in the Bid Request:

(i)            confirmation as to whether Midstream desires to provide the New Services, including to acquire the Acquired Facility from Producer, or construct and operate the required new facilities, as applicable;

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(ii)           in each case, the scope of the New Services Midstream would be willing to provide (upon completion of the acquisition of the Acquired Facility or construction of the new facilities, if applicable);

(iii)          if the Services Midstream would be willing to provide include Processing Services, Midstream’s proposed processing fee per Mcf (the “Processing Fee”); and

(iv)          if the Services Midstream would be willing to provide include fractionation services, Midstream’s proposed (A) fractionation fee per gallon of Plant Products to be exchanged for Fractionated Products (the “Fractionation Fee”), (B) delivery fee per gallon of Plant Products (the “Delivery Fee”), and (C) marketing fee per gallon of Plant Products (the “Marketing Fee”).

(b)           Producer shall provide copies of all Third Party Bids to Midstream within 5 Days of receipt. On or before the 45th Day after Midstream’s receipt of the Bid Request, Midstream may submit to Producer a revised Bid in respect of all or any portion of the original Bid.

(c)           On or before the 60th Day after a Bid Request, Producer shall inform Midstream, with respect to each of the New Services requested in the Bid Request, that (i) it is accepting Midstream’s Bid for such Service (such Bid, as it relates to Services for which such Bid was accepted, an “Accepted Midstream Bid”), (ii) it is accepting a Third Party Bid for such Service on the basis that the Fee proposed in such Third Party Bid for such Service was lower than the Fee proposed in Midstream’s Bid for such Service or on the basis that Midstream did not deliver a Bid or propose a Fee for such Service (such Third Party Bid, as it relates to Services for which such Third Party Bid was accepted, an “Accepted Third Party Bid”), or (iii) it has elected not to acquire such Service and not to carry out such Service itself and is accordingly withdrawing the Bid Request with respect to such Services (such Bid Request, as it relates to Services with respect to which it is being withdrawn, a “Withdrawn Bid Request”).  For purposes of the foregoing, each New Service covered by each Bid and also covered by a Third Party Bid shall be evaluated separately, and awarded separately, based on the Fee for such Service stated in such Bid and such Third Party Bid.

Section 3.3            Accepted Bid.

(a)           Upon a Bid becoming an Accepted Midstream Bid:

(i)            if the Services to which the Accepted Midstream Bid relates include Processing Services:

(A)          the Parties shall promptly execute and deliver to each other a Processing Agreement in respect of such Services, completed based upon the Accepted Bid, with such changes or modifications as shall be agreed by the Parties, and:

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(1)           depending upon the Services the subject of the Accepted Bid: the Processing Fees (as defined in the Processing Agreement) shall be the Processing Fees are set forth in the Accepted Bid (if applicable), the Fractionation Fees (as defined in the Processing Agreement) shall be the Fractionation Fees set forth in the Accepted Bid (if applicable), the Delivery Fees (as defined in the Processing Agreement) shall be the Delivery Fees set forth in the Accepted Bid (if applicable) and the Marketing Fees (as defined in the Processing Agreement) shall be the Marketing Fees set forth in the Accepted Bid (if applicable);

(2)           the Dedication Area described in the Bid Request shall be the Dedication Area for purposes of the Processing Agreement;

(3)           in the case of a Bid Request relating to an Acquired Facility, the Processing Agreement shall be revised to the extent reasonably necessary to take account of the Services being provided at an existing processing facility rather than a newly-built facility;

(B)          in the case of a Bid Request relating to an Acquired Facility, Producer shall as soon as reasonably practicable transfer to Midstream the Acquired Facility and all appurtenant equipment and facilities, as well as any third party contracts for Services at such Acquired Facility;

(ii)           if the Services to which the Accepted Midstream Bid relates do not include Processing Services, the Parties shall promptly negotiate, execute and deliver to each other a Services Agreement in respect of such Services in the form provided by Producer in the Bid Request, completed based on the Accepted Midstream Bid, with such changes or modifications as shall be agreed by the Parties or, if no such form was required to be provided in the Bid Request, such form as shall be agreed by the Parties.

(b)       In respect of any Acquired Facility, Producer shall use reasonable efforts to cause the transaction documents for the acquisition thereof to state a separate purchase price (and separately state any assumed liabilities) for such Acquired Facility. If, pursuant to Section 3.3(a), Midstream is to acquire from Producer an Acquired Facility, such acquisition shall be made at the same price at which the Acquired Facility was acquired by Producer, including the assumption of any liabilities with respect thereto assumed by Producer. If the transaction documents for Producer’s acquisition of the Acquired Facility did not state a separate purchase price for the Acquired Facility, the purchase price to be paid by Midstream to Producer for the Acquired Facility shall be equal to the Fair Market Value of the Acquired Facility, and Midstream shall assume all liabilities in respect of the Acquired Facility to the extent arising from the ownership and operation of the Acquired Facility and/or any occurrence from and after the closing of the purchase of the Acquired Facility by Midstream.

Section 3.4            Accepted Third Party Bid.  With respect to any Services requested in a Bid Request as to which a Third Party Bid is accepted as provided in Section 3.2(c) above, Producer shall be entitled, for a period of 90 days after such Third Party Bid is accepted, (a) to enter into a Processing Agreement or a Services Agreement in the form provided by Producer in the Bid

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Request (or, if no such form was required to be provided in the Bid Request, such form as shall be agreed by Producer and the Third Party Bidder), in either case completed based on the Accepted Third Party Bid, for Fees that are no more than the Fees proposed in such Accepted Third Party Bid, in which case such Processing Agreement or Services Agreement shall constitute a Conflicting Dedication, and (b) if such Bid Request related to an Acquired Facility, transfer to the Third Party Bidder the Acquired Facility and all appurtenant equipment and facilities, as well as any third party contracts for Services at such Acquired, on the same basis as the Acquired Facility would have been required to be transferred to Midstream pursuant to Section 3.3(b).

Section 3.5            Midstream Rights Unaffected.

(a)           Any Services covered by any Bid Request (i) with respect to which a Third Party Bid is accepted but with respect to which Producer does not enter into a Processing Agreement or other Services Agreement in accordance with Section 3.4 within the 90-Day period provided for in such section or (ii) that is a Withdrawn Bid Request shall continue to be subject to this Agreement, and, if Producer thereafter desires such Services, it shall comply with the provisions of this Agreement with respect thereto.

(b)           If Midstream does not provide a Bid in response to a Bid Request, or provides a Bid (or revised Bid) that does not become an Accepted Bid, the rights of Midstream under this Agreement shall be unaffected, and Producer shall remain obligated to provide a Bid Request in accordance with Section 3.1 if at any time Producer requires any New Services, until termination or expiry of this Agreement in accordance with its terms.

ARTICLE 4
TERM

Section 4.1            Term.  This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until the twentieth (20th) anniversary of the Effective Date.

ARTICLE 5
NOTICES

Section 5.1            Notices.  Unless otherwise provided herein, any notice, request, invoice, statement, or demand which either Party desires to serve upon the other regarding this Agreement shall be made in writing and shall be considered as delivered (i) when hand delivered, or (ii) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), or (iii) if mailed by United States certified mail, postage prepaid, three (3) Business Days after mailing, or (iv) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party, or (v) when sent via email; provided, if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day.  Notwithstanding the foregoing, if a Party desires to serve upon the other a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 5.1 only if delivered by any method set forth in items (i) through (iv) above.  Any notice shall be

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given to the other Party at the following address, or to such other address as either Party shall designate by written notice to the other:

Producer:                                                                                            ANTERO RESOURCES CORPORATION
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:                                                                      For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

Midstream:                                                                                 ANTERO MIDSTREAM LLC
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:                                                                      For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

ARTICLE 6
MISCELLANEOUS

Section 6.1            Rights.  The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 6.2            Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having

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jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 6.3            Governing Law; Jurisdiction.

(a)       This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

(b)       The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in City and County of Denver, Colorado, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

Section 6.4            Successors and Assigns.

(a)       This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.  To the extent any Affiliate of Producer acquires any Oil and Gas Interests of Producer, Producer shall cause such Affiliate to comply with the obligations of Producer under this Agreement in the event such Affiliate requires Services relating to such Oil and Gas Properties.  Except as set forth in Section 6.4(b) and Section 6.4(c), neither Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (which such consent shall not be unreasonably withheld, conditioned or delayed), and any assignment or attempted assignment made otherwise than in accordance with this Section 6.4 shall be null and void ab initio.

(b)       Notwithstanding the foregoing clause (a), Midstream may elect that, rather than Midstream itself, any subsidiary of Midstream may enter into any Processing Agreement or Services Agreement pursuant to this Agreement.

(c)       Notwithstanding the foregoing clause (a):

(i)            Midstream shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer to any Person to which all or substantially all of the midstream business of Midstream has been or will be transferred.

(ii)           Midstream shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Midstream.

(d)       Upon an assignment by Midstream in accordance with Section 6.4(c)(i) Midstream shall be released from its obligations under this Agreement to the extent of such assignment.

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Section 6.5            Severability.  If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (i) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (ii) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (iii) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 6.6            Confidentiality.

(a)       Confidentiality.  Except as otherwise provided in this Section 6.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including all data relating to the production of Producer, including well data, production volumes, volumes gathered, transported, or compressed, and gas quality) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the other Party.

(b)       Permitted Disclosures.  Notwithstanding Section 6.6(a), disclosures of any Confidential Information may be made by either Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement, provided such third person agrees in writing to be bound by the terms of this Section 6.6; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys, and banks, provided that such Persons are subject to a confidentiality undertaking consistent with this Section 6.6(b), or (viii) to a royalty, overriding royalty, net profits or similar owner burdening Producer Gas, provided such royalty, overriding royalty, net profits or similar owner, agrees in writing to be bound by the terms of this Section 6.6.

(c)       Notification.  If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 6.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

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(d)       Party Responsibility.  Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 6.6.

(e)       Public Announcements.  The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 6.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement.  The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement.  Nothing contained in this Section 6.6 shall be construed to require either Party to obtain approval of the other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by applicable law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.

(f)        Survival.  The provisions of this Section 6.6 shall survive any expiration or termination of this Agreement for a period of one (1) year.

Section 6.7            Entire Agreement, Amendments and Waiver.  This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter.  This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement.  No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.  No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 6.8            Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

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Section 6.9            Headings.  The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 6.10         Rights and Remedies.  Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 6.11         No Partnership.  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to either Party.

Section 6.12         Rules of Construction.  In construing this Agreement, the following principles shall be followed:

(a)       no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)       examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)       the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)       the plural shall be deemed to include the singular and vice versa, as applicable; and

(e)       references to Section shall be references to Sections of this Agreement.

Section 6.13         No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 6.14         Further Assurances.  Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 6.15         Counterpart Execution.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

Section 6.16         Memorandum of Agreement.  Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in a form substantially similar to Exhibit B, which shall be placed of record in each state and county in which the properties covered by Producer’s Oil and Gas Interests are located, and further memoranda in substantially similar form shall be recorded

14

in additional counties as may be required upon any future acquisition by Producer of Oil and Gas Interests.

15

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

ANTERO MIDSTREAM LLC

By:
Name:
Title:

Right of First Offer Agreement

Signature Page

EXHIBIT A

Conflicting Dedications

1.             Gas Processing Agreement between Producer and MarkWest Liberty Midstream & Resources LLC dated March 31, 2011, as amended through the Effective Date

2.             Natural Gas Liquids Exchange Agreement (Sherwood) between Producer and MarkWest Liberty Midstream & Resources dated March 31, 2011, as amended through the Effective Date

3.             Gas Processing Agreement between Producer and MarkWest Utica EMG, LLC, dated October 30, 2012, as amended through the Effective Date

4.             Natural Gas Liquids Exchange and Marketing Agreement (Seneca) between Producer and MarkWest Utica EMG, LLC, dated October 30, 2012, as amended through the Effective Date

EXHIBIT B

MEMORANDUM OF AGREEMENT

THIS MEMORANDUM OF GAS PROCESSING (RIGHT OF FIRST OFFER) AGREEMENT (this “Memorandum”) is entered into effective [                        ], 2014 (the “Effective Date”), by and between ANTERO RESOURCES CORPORATION (“Producer”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202, and ANTERO MIDSTREAM LLC (“Midstream”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202.

WHEREAS, Producer and Midstream entered into that certain Gas Processing (Right of First Offer) Agreement effective November 10, 2014 (the “Agreement”), pursuant to which Midstream has a right of first offer in respect of the provision of certain gas processing and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [counties/states], to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Notice.  Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein.  Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.             Dedication.  Subject to the exceptions, exclusions, and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has covenanted that, other than as permitted by the Agreement, it will not obtain from any third party any processing, fractionation, delivery or marketing services in respect of any Gas that is attributable to any Oil and Gas Interests of Producer or to any property pooled, unitized or communitized with the property covered by such Oil and Gas Interests (the “Oil and Gas Interests”), together with all Gas attributable to third parties that is produced from a well located on the property covered by the Oil and Gas Interests, which Gas Producer has the right to control and deliver for processing (“Producer Gas”), other than as permitted by the Agreement (the foregoing dedication and commitment being herein referred to as the “Dedication”).

3.             Covenant Running with the Land.  So long as the Agreement is in effect, the Dedication shall be a covenant running with the land and, subject to the exceptions and reservations set forth in the Agreement, in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Oil and Gas Interests, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.

4.             No Amendment to Agreement.  This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.

ANTERO MIDSTREAM LLC

By:
Name:
Title:

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

Acknowledgements

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of                 , 2014, by [                        ], [                        ] of Antero Midstream LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of               , 2014, by [                        ], [                        ] of Antero Resources Corporation, a Delaware corporation, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

EXHIBIT C

FORM OF GAS PROCESSING AGREEMENT

GAS PROCESSING AGREEMENT

BY AND BETWEEN

ANTERO RESOURCES CORPORATION

AND

ANTERO MIDSTREAM LLC

DATED AS OF

[                        ]

i

ii

Exhibit A               Delivery Points

Exhibit B               Conflicting Dedications

Exhibit C               Memorandum of Agreement

Exhibit D               Excluded Wells

Exhibit E               Dedication Area

iii

GAS PROCESSING AGREEMENT

This Gas Processing Agreement (this “Agreement”), dated as of [                        ] (the “Effective Date”), is by and between ANTERO RESOURCES CORPORATION, a Delaware corporation (“Producer”), and ANTERO MIDSTREAM LLC, a Delaware limited liability company (“Processor”).  Producer and Processor may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.            Producer owns the Dedicated Properties and intends to produce Gas (and/or liquid hydrocarbons) from wells thereon.

B.            [On [                      ], 2014, Producer and Processor entered into an agreement for, among other things, the gathering and compression of Dedicated Gas (the “Gathering Agreement”), pursuant to which Processor agrees to redeliver Dedicated Gas to the delivery points set forth in the Gathering Agreement, which include the Receipt Points hereunder.](1)

C.            Producer desires to contract with Processor to provide the Services with respect to Dedicated Gas, and Processor desires to provide the Services to Producer with respect to Dedicated Gas, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Adequate Assurance of Performance.  As defined in Section 13.6(a).

Additional Processing Facilities.  As defined in Section 3.3.

Affiliate.  Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  Affiliated shall have the correlative meaning.  The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent

(1)  References to the Gathering Agreement will not be needed for any Processing Agreement that relates to Oil and Gas Interests not connected to the gathering system. References have been square bracketed for ease of identification in the event they are to be deleted.

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(50%) or more of the voting securities of the specified Person and such Person are under common control.

Agreement.  As defined in the preamble hereof.

Btu.  The amount of heat required to raise the temperature of one pound of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 psia.

Business Day.  Any calendar Day that commercial banks in New York City are open for business.

Bypass Gas.   Gas delivered by Producer or by a third party to the Plant Receipt Points that is bypassed around the Processing Plant and is therefore not processed.

Bypass Point.   A point at the Processing Plant where Gas is redirected to bypass the Processing Plant.

Confidential Information.  As defined in Section 18.6(a).

Conflicting Dedication.  Any processing agreement or other commitment or arrangement that would require Dedicated Gas to be processed other than at the Processing Plant [and/or would require the resulting Plant Products to be fractionated other than under this Agreement](2).

Contract Year.  Each of (i) the period from the Processing Effective Date to the last Day of the Month in which the first anniversary of the Processing Effective Date occurs and (ii) each period of twelve (12) Months thereafter.

CPI.  As defined in Section 5.1(b).

Cubic Foot.  The volume of Gas in one cubic foot of space at a standard pressure and temperature base of 14.73 psia and 60 degrees Fahrenheit, respectively.

Day.  A period commencing at 10:00 a.m., Eastern Standard Time, on a calendar day and ending at 10:00 a.m., Eastern Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

Dedicated Gas.  All Gas that is attributable to any Dedicated Property (including all Gas attributable to third parties that is produced from a well located on such Dedicated Property) that Producer has the right to control and deliver for processing and that is produced on or after the Processing Effective Date with respect to such Dedicated Property, except for Gas being produced from the wells identified in Exhibit D.

Dedicated Properties.  All Oil and Gas Interests now owned or hereafter acquired by Producer and located wholly or partly within the Dedication Area or pooled, unitized or communitized with Oil and Gas Interests located wholly or partly within the Dedication Area, provided that Dedicated Properties shall not include any Oil and Gas Interests that are unitized or

(2)  To be deleted if fractionation services are not to be provided under this Agreement.

2

pooled with the properties of third parties that are not Dedicated Properties if Producer is not the operator of such unit.

Dedication Area.  The Dedication Area set forth in Exhibit E.

[Delivery Fee.  As defined in Section 5.1(a)(iii).]

Delivery Point.  Each point identified in Exhibit A at which Residue Gas allocated to Producer is delivered to a Downstream Pipeline by Processor, and any additional delivery points that, from time to time after the Effective Date, are added at the request of Producer (at Producer’s expense) to permit delivery to Downstream Pipelines.

Design Recoveries.  As defined in Section 3.2(a).

Downstream Pipeline.   Any Gas pipeline or any facilities of any end-user or local distribution company, in each case downstream of the Processing Plant, into which Residue Gas allocated to Producer is delivered.

Effective Date.  As defined in the preamble of this Agreement.

Emissions Charges.  As defined in Section 10.4.

Ethane Nomination. As defined in Section 3.4(a).

Ethane Recovery Mode.  The operation of the Processing Plant in such a way as to maximize the recovery and delivery of ethane from Producer Gas.

Ethane Rejection Mode. The operation of the Processing Plant in such a way as to minimize the recovery and delivery of ethane from Producer Gas, subject to the minimum ethane recovery rate required to meet the then-applicable Residue Gas specifications of the Downstream Pipelines.

Fees.  Together, the Processing Fee, [the Delivery Fee], [the Fractionation Fee] and [the Marketing Fee].

Firm Capacity.  The volume of Producer’s Gas delivered to the Receipt Points that is entitled to Firm Service, as designated in Section 2.5, together with any Increased Capacity that is added to the Firm Capacity in accordance with Section 3.3.

Firm Service.  Services that are accorded the highest priority in the Processing Plant with respect to capacity allocations, interruptions, or curtailments, specifically including (i) the Services provided to Producer hereunder with respect to Producer’s Firm Capacity and (ii) services to any Person for which Processor is contractually obligated to give the highest priority.

Force Majeure.  As defined in Section 14.2.

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[Fractionated Products.  Finished liquid products fractionated from the undifferentiated stream of Plant Products extracted in the Processing Plant, including ethane, propane, isobutane, normal butane and natural gasoline.]

[Fractionation Fee.  As defined in Section 5.1(a)(ii).]

Fuel.  Gas and electric power used in the operation of the Processing Plant.

Gallon.  One U.S. gallon, which is equal to 231 cubic inches.

Gas.  Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Gas Quality Specifications.  As defined in Section 10.1.

[Gathering Agreement.  As defined in the recitals.]

[Gathering Receipt Point.  Each “Receipt Point” as defined in the Gathering Agreement.]

Gross Heating Value.  The number of Btus produced by the complete combustion in air, at a constant pressure, of one Cubic Foot of Gas when the products of combustion are cooled to the initial temperature of the Gas and air and all water formed by combustion is condensed to the liquid state.

Governmental Authority.  Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Imbalance.  As defined in Section 9.3.

Increased Capacity.  As defined in Section 3.3.

Index Price.  For Gas produced from the Marcellus formation in West Virginia, the “Midpoint Average” price published in Platt’s Gas Daily Price Guide for “Columbia Gas/Appalachia”.  For Gas produced from the Utica formation in Ohio, the “Midpoint Average” price published in Platt’s Gas Daily Price Guide for “Texas Eastern M-2 Receipts”.  For other Gas production, an index price determined by Producer and reasonably acceptable to Processor based on where such Gas production is being sold, or, if no appropriate index is available, a price based on a netback calculation determined by Producer and reasonably acceptable to Processor.

Interruptible Gas.  Gas that is accorded the lowest priority in the Processing Plant with respect to capacity allocations, interruptions, or curtailments.  In accordance with Section 7.4, Interruptible Gas will be the first Gas removed from the Processing Plant in the event of an interruption or curtailment.

4

Interruptible Gas Plant Receipt Points.  As defined in Section 6.3(a).

Lost and Unaccounted For Gas.  Gas received into the Processing Plant that is released or lost through piping, equipment, operations, or measurement losses or inaccuracies or that is vented, flared or lost in connection with the operation of the Processing Plant.

Made Available for Delivery.  In connection with deliveries of Dedicated Gas under this Agreement, Dedicated Gas that meets the Gas Quality Specifications and is unable to be delivered to the applicable point as a result of Processor’s failure to perform its obligations under this Agreement [or the Gathering Agreement].

Maintenance.  As defined in Section 7.3.

[Marketing Fee.  As defined in Section 5.1(a)(iv).]

Mcf.  One thousand (1,000) Cubic Feet.

Measurement Facilities.  Any facility or equipment used to measure the volume of Gas, which may include meter tubes, recording devices, communication equipment, buildings and barriers.

Minimum Processing Volume Commitment.  With respect to each of the first ten Contract Years, a volume of Dedicated Gas per Day, stated in MMcf, equal to 75% of the nameplate processing capacity of the Processing Plant from time to time (without taking into account any limitations to such processing capacity as a result of Maintenance or Force Majeure). If there is any Increased Capacity pursuant to Section 3.3, the Minimum Processing Volume Commitment will be increased by a volume of Dedicated Gas per Day, stated in MMcf, equal to 75% of such Increased Capacity with respect to the period from the date the Additional Processing Facilities are first placed in service by Processor through the end of the Contract Year in which such Additional Processing Facilities were placed in service and with respect to each of the ten following Contract Years.

MMBtu.  One million (1,000,000) Btus.

MMcf.  One million (1,000,000) Cubic Feet.

Monitoring Services Provider.  As defined in Section 11.9(a).

Month.  A period commencing at 10:00 a.m., Eastern Standard Time, on the first Day of a calendar month and extending until 10:00 a.m., Eastern Standard Time, on the first Day of the next succeeding calendar month.  Monthly shall have the correlative meaning.

[Net Sales Price.  A price per gallon of each individual Fractionated Product exchanged for Plant Products allocated to Producer in accordance with this Agreement, which shall be the weighted average net price per gallon received by Processor for the total volume of each individual Fractionated Product sold to third parties who are not Affiliates of Processor during the relevant Month at the Fractionation Plant.  To determine the Net Sales Price, Processor shall deduct from the actual gross sales prices of such Fractionated Products the out-of-pocket costs

5

and expenses related to the Services provided under this Agreement in respect of the fractionation, transportation and sale of such Fractionated Products, including fuel, tank car rentals, Taxes (excluding income taxes), offsite storage, and other costs and expenses, in each case, paid to any Person on arm’s length terms (or, in the case of Taxes, to a taxing authority pursuant to applicable law), to determine a net price (FOB the Processing Plant or netted back to the Processing Plant, as applicable) for such sale.]

Nomination.  As defined in Section 9.2.

Oil and Gas Interests.  Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Parties.  As defined in the preamble of this Agreement.

Party.  As defined in the preamble of this Agreement.

Person.  An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Plant Delivery Point.  Each point at which Processor redelivers Residue Gas from the Processing Plant to or for the account of customers, including the Delivery Points.

Plant Products.  Propane, ethane, iso-butane, normal butane, iso-pentane, normal pentane, hexanes plus, any other liquid hydrocarbon product except for a liquefied methane product, or any mixtures thereof, and any incidental methane and incidental ethane included in any Plant Products, which are separated, extracted, recovered or condensed, and saved, from Gas processed in the Processing Plant.

Plant Products Delivery Point.  [The point at or downstream of the Processing Plant at which Plant Products are delivered to Producer] OR [The point downstream of any de-ethanizer or fractionation plant at which Fractionated Products are redelivered to Processor immediately prior to such Fractionated Products being delivered to the purchaser thereof](3).

Plant Receipt Point.  Each point where Gas first enters the Processing Plant, including the Receipt Points.

Plant Site.   As defined in Section 3.2(c).

Processing Effective Date.  The date on which the Processing Plant has been constructed and made operational and is capable of operating at the design capacity and Design Recoveries specified in Section 3.2(a).

Processing Fee.  As defined in Section 5.1(a)(i).

(3)  The appropriate definition will depend upon whether or not fractionation services are to be provided under this Agreement.

6

Processing Plant. The Gas processing facilities to be installed and constructed by Processor at the Plant Site, including, to the extent installed, cryogenic, refrigeration and chilling equipment, absorption vessels, product separation and fractionation vessels, product storage vessels, associated condensing, heating, compressing, pumping, conveying, dehydration and other equipment, instrumentation, and recompression and refrigeration compression facilities, and all related structures; the Residue Gas pipelines to the Plant Delivery Points and the associated interconnections; and all easements, rights-of-way, and other property rights on which any of the foregoing facilities are located; in each case wherever located.

Processor.  As defined in the preamble of this Agreement.

Producer.  As defined in the preamble of this Agreement.

Producer Gas.  Dedicated Gas delivered to the Receipt Points pursuant to this Agreement.

Producer Plant Products.  That portion of the Plant Products allocated to the Producer in accordance with Section 6.4.

Producer Residue Gas.  Residue Gas allocated to Producer under this Agreement.

Producer’s GHG Emissions.  As defined in Section 10.4.

psia.  Pounds per square inch, absolute.

psig.  Pounds per square inch, gauge.

Receipt Point.  The inlet flange of Processor’s facilities at each point at the Processing Plant where Producer[, Processor (in its capacity as Gatherer under the Gathering Agreement)] or a third party gathering Producer’s Gas delivers Producer’s Gas to the Processing Plant.

Remote Monitoring Data.  As defined in Section 11.9(a).

Required Processing Effective Date.  As defined in Section 3.2(d).

Residue Gas.   That portion of the Gas delivered to the Plant Receipt Points that remains after processing at the Processing Plant (if processed) and after Fuel and Lost and Unaccounted For Gas, including Bypass Gas.

Services.  As defined in Section 3.1.

Shortfall Period.  As defined in Section 2.5.

Taxes.  All gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Gas, or upon the Services, including gathering, transportation, handling, transmission, compression, processing, treating, conditioning, distribution, sale, use, receipt, delivery or redelivery of Gas, Residue Gas or Plant Products, including, without limitation, gross

7

receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

Theoretical Gallons.  The number of Gallons of Plant Products in Gas at any particular point determined by Processor using generally-accepted industry standards utilizing chromatograph analysis taken on Gas samples from the relevant point.

Thermal Content.  For Gas, the product of (i) a volume of Gas in Cubic Feet and (ii) the Gross Heating Value of such Gas, as expressed in MMBtus.  For [any Plant Product] OR [Plant Products], the product of (i) a volume of [such Plant Product] OR [the Plant Products] in Gallons and (ii) the Gross Heating Value per Gallon determined in accordance with the GPA 2145-09 Table of Physical Properties for Hydrocarbons and GPA 8173 Method for Converting Mass of Natural Gas Liquids and Vapors to Equivalent Liquid Volumes, in each case as revised from time to time.

Third Party Gas.  Gas produced by Persons other than Producer and not considered Dedicated Gas hereunder.

Water Services Agreement.  That certain water services agreement dated [              ] made by and between Producer and Processor.

ARTICLE 2
PRODUCER COMMITMENTS

Section 2.1            Producer’s Dedication.  Subject to Section 2.2 through Section 2.4, (a) Producer exclusively dedicates and commits to deliver to Processor, as and when produced, all Dedicated Gas, up to the amount of Producer’s then-current Firm Capacity, for processing under this Agreement[, including the fractionation and marketing of the Plant Products extracted from such Dedicated Gas,] and (b) Producer agrees not to deliver any Dedicated Gas to any processing plant other than the Processing Plant.

Section 2.2            Conflicting Dedications.  Producer shall have the right to comply with each of the Conflicting Dedications set forth in Exhibit B hereto and any other Conflicting Dedication entered into by a non-Affiliated predecessor in interest to Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any entered into in connection with such acquisition); provided, however, that Producer shall have the right to comply with Conflicting Dedications only until the first Day of the Month following the termination of such Conflicting Dedication and shall not take any voluntary action (including the exercise of any right to extend) to extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication.  Producer represents that, except as set forth in Exhibit B, Dedicated Gas is not as of the Effective Date subject to any Conflicting Dedication. If Dedicated Gas produced from a well on a well pad is subject to a Conflicting Dedication that Producer has the right to comply with under this Section 2.2, Producer has the right, in complying with such Conflicting Dedication, to deliver all Dedicated Gas from such well pad in accordance with the Conflicting Dedication, even if all wells on such well pad are not subject to such Conflicting Dedication.

8

Section 2.3            Producer’s Reservations.  Producer reserves the following rights with respect to Dedicated Gas for itself and for the operator of the relevant Dedicated Properties:  (a) to operate wells producing Dedicated Gas as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill new wells, to repair and rework old wells, to renew or extend, in whole or in part, any Oil and Gas Interest covering any of the Dedicated Properties, and to cease production from or abandon any well or surrender any such Oil and Gas Interest, in whole or in part, when no longer deemed by Producer to be capable of producing Gas in paying quantities under normal methods of operation; (b) to use Dedicated Gas for operations (including reservoir pressure maintenance and drilling or fractionation fuel); (c) to deliver or furnish to Producer’s lessors and holders of other existing similar burdens on production such Gas and other production as is required to satisfy the terms of the applicable leases or other applicable instruments; and (d) to pool, communitize, or unitize Producer’s Oil and Gas Interests with respect to Dedicated Gas, provided that the Producer’s share of Gas produced from such pooled, communitized, or unitized Oil and Gas Interests shall be committed and dedicated to this Agreement.

Section 2.4            Covenant Running with the Land.  The dedication and commitment made by Producer under this Article 2 is a covenant running with the land. For the avoidance of doubt and in addition to that which is provided in Section 18.4, in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Dedicated Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.  Notwithstanding the foregoing, Producer shall be permitted to sell, transfer, convey, assign, grant, or otherwise dispose of Dedicated Properties free of the dedication hereunder in a sale or other disposition in which a number of net acres of Dedicated Properties that, when added to the total of net acres of Dedicated Properties theretofore and, where applicable, simultaneously disposed of free of dedication hereunder pursuant to this Section 2.4, does not exceed the aggregate number of net acres of Dedicated Properties acquired by Producer after the Effective Date, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedication Area that would be subject to dedication hereunder. At the request of Processor, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into, as provided in Section 18.16, to reflect additions to the Dedicated Properties.

Section 2.5            Firm Capacity.  As of the Processing Effective Date, Producer shall have Firm Capacity of [        ] MMcf per Day.  If, during any period of six (6) consecutive Months at any time after the Processing Effective Date, Producer fails to deliver to the Receipt Points, on average during such six (6) Month period (the “Shortfall Period”), a volume of Producer Gas per Day equal to at least [75]% of Producer’s then-effective Firm Capacity, then Producer’s Firm Capacity shall be reduced by the amount by which Producer’s Firm Capacity exceeds the volume per Day, on average in the relevant Shortfall Period, of Producer Gas delivered to the Receipt Points.  Such reduction shall remain effective for the remainder of the term of this Agreement, subject to any subsequent reductions pursuant to this Section 2.6. [Notwithstanding the foregoing provisions of this Section 2.5, the Firm Capacity of Producer shall not be reduced pursuant to this Section 2.5 to the extent that such reduction would cause the Firm Capacity of Producer to fall below (i) [125]% of the Minimum Processing Volume Commitment applicable from time to time, if any or (ii) if no Minimum Processing Volume Commitment is applicable at the relevant

9

time, [110]% of average Daily deliveries of Producer Gas delivered hereunder during the applicable Shortfall Period.]

ARTICLE 3
SERVICES

Section 3.1            Processor Service Commitment.  Subject to and in accordance with the terms and conditions of this Agreement, Processor commits to providing the following services (collectively, the “Services”) to Producer, commencing on the Processing Effective Date:

(a)           receive, or cause to be received, from or for the account of Producer, at the Receipt Points, all Dedicated Gas tendered by Producer;

(b)           either process such Dedicated Gas at the Processing Plant or, as permitted by Section 7.6 or Section 10.2, bypass such Dedicated Gas around the Processing Plant and, in either case, redeliver Residue Gas to Producer, or for Producer’s account, at the Delivery Points nominated by Producer in accordance with Section 9.2;

(c)           [deliver to Producer the Plant Products at the Plant Products Delivery Point] OR [exchange the unfractionated Plant Products available at the tailgate of the Processing Plant for Fractionated Products allocated to Producer at the Plant Products Delivery Point in accordance with Section 3.5; and](4)

(d)           [market such Fractionated Products for the account of Producer, deliver Fractionated Products exchanged in accordance with paragraph (c) above to the purchaser thereof at the Plant Products Delivery Point, and pay Producer the net sales proceeds of such Fractionated Products, in each case in accordance with Section 3.5].

Section 3.2            Processing Plant.  Processor hereby agrees as follows with respect to the Processing Plant.

(a)           Processor shall design, engineer, procure, construct and install the Processing Plant, or shall procure the same, and shall use commercially reasonable efforts to construct and install the Processing Plant as soon as is practicable under the circumstances that, from time to time, may exist.  After the Processing Effective Date, the Processing Plant will have processing capacity of at least [        ] MMcf per day with design recoveries (“Design Recoveries”) as follows:

Design Plant Recovery	When Operating in Ethane Rejection Mode	When Operating in Ethane Recovery Mode
Helium	0.0%	0.0%
CO2 - Carbon Dioxide	0.0%	0.0%
N2 - Nitrogen	0.0%	0.0%
H2S - Hydrogen Sulfide	0.0%	0.0%
C1 - Methane	0.0%	0.0%
C2 - Ethane	2.0%	85.0%
C3 - Propane	90.0%	98.0%
IC4 - Isobutane	98.0%	99.5%
NC4 - Normal Butane	99.5%	99.8%
C5+ - Natural Gasoline	99.9%	99.9%

(4)  The appropriate description will depend upon whether or not fractionation services are to be provided under this Agreement.

10

(b)           The Processing Plant shall include the installation, at Processor’s cost, of a residue gas pipeline for redelivery of the Residue Gas to the Delivery Points set forth on Exhibit A attached hereto.

(c)           The Processing Plant will be constructed at a site to be determined by Processor that is reasonably acceptable to Producer (the “Plant Site”).  The Plant Site may be acquired in fee or under a site lease or other form of interest as is reasonably acceptable to Processor.  The Plant Site will reserve in favor of Producer, for the use of Producer and its contractors [(including the Gatherer under the Gathering Agreement)] and their respective successors and assigns, appropriate fee parcels, easements or other surface and underground rights sufficient for Producer and such contractors to construct, locate, and operate the inlet facilities required for the delivery of Producer’s Gas to the Processing Plant at the Receipt Points, including, but not limited to, inlet slug catchers, pig receivers, and compression facilities.

(d)           If the Processing Effective Date has not occurred by the end of twenty-one (21) months after the Effective Date (the “Required Processing Effective Date”), and such delay is not due to Force Majeure, then after the Processing Effective Date occurs, Processor will not charge Producer any of the Fees for a number of Days equal to the number of Days following the Required Processing Effective Date until the Processing Effective Date, but only with respect to those volumes of Producer’s Gas up to its Firm Capacity that were not processed at the Processing Plant as Interruptible Gas during such delay period.  The remedy described above shall be Producer’s sole and exclusive remedy for any such delay.

Section 3.3            Expansion of Processing Plant.  If Producer determines at any time or from time to time that it requires capacity at the Processing Plant in excess of its then-existing Firm Capacity (“Increased Capacity”), Producer will provide written notice to Processor of its Increased Capacity requirements at least eighteen (18) months in advance.  Producer shall reasonably demonstrate to Processor Producer’s drilling plans to support the amount of Increased Capacity.  If Processor desires to provide such Increased Capacity on the terms and conditions set forth in this Agreement, Processor will notify Producer that it will so provide such Increased Capacity on or before the 60th Day after Producer’s notice of such Increased Capacity, and Processor will design the expanded or new processing facilities at the Processing Plant (“Additional Processing Facilities”) to meet Producer’s Increased Capacity requirements.  Following the completion of the Additional Processing Facilities, Producer will have Firm Capacity in respect of the Increased Capacity in such Additional Processing Facilities so requested by Producer pursuant to this Section 3.3.  If Processor does not notify Producer, on or before the 60th Day after Producer’s notice to Processor of Producer’s Increased Capacity requirements, that Processor will provide such Increased Capacity on the terms and conditions set forth in this Agreement, Dedicated Gas up to a Daily volume equal to such Increased Capacity shall be released from Producer’s commitments under Article 2, and Producer shall be free to commit and deliver such volume of Dedicated Gas to a third party for processing,

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fractionation, and marketing. If the Additional Processing Facilities are not completed by the end of eighteen (18) months after the notice provided by Producer of its Increased Capacity Requirements, and such delay is not due to Force Majeure, then after the Additional Processing Facilities are completed, Processor will not charge Producer any of the Fees for a number of Days equal to the number of Days of such delay, but only with respect to those volumes of Producer’s Gas up to its Firm Capacity that were not processed at the Processing Plant as Interruptible Gas during such delay period.  The remedy described above shall be Producer’s sole and exclusive remedy for any such delay.

Section 3.4            Ethane Nomination.  From the Processing Effective Date:

(a)           At least one (1) Business Day prior to the date on which any ethane pipeline or other receiving transporter or purchaser requires monthly nominations to be submitted in respect of a Month, Producer shall provide written notice to Processor (each, an “Ethane Nomination”), which shall either (x) direct Processor to operate the Processing Plant in Ethane Recovery Mode during such Month or (y) direct Processor to operate the Processing Plant in Ethane Rejection Mode during such Month.

(b)           If Producer fails to deliver an Ethane Nomination within the time required, Producer shall be deemed to have delivered an Ethane Nomination directing Processor to operate the Processing Plant in Ethane Rejection Mode.

(c)           Despite an Ethane Nomination directing Processor to operate the Processing Plant in Ethane Recovery Mode, Processor may instead continue to operate the Processing Plant in Ethane Rejection Mode and deliver to Producer the volume of ethane that would have been allocable to Producer had the Processing Plant been operated in Ethane Recovery Mode.  Such ethane shall be delivered by Processor from other sources or supplies of ethane in lieu of recovering the ethane from Producer’s Gas.  In the case where an Ethane Nomination requires Ethane Recovery Mode and Processor continues to operate in Ethane Rejection Mode, during such period Producer shall be allocated Plant Products (other than ethane) on the basis of the Design Recoveries for operating in Ethane Recovery Mode, and the allocation of Residue Gas to Producer shall be determined taking into account the Thermal Content resulting from the application of such Design Recoveries.

Section 3.5            [Exchange and Marketing of Fractionated Plant Products.]

(a)           [Subject to and in accordance with the terms and conditions of this Agreement, commencing on the Processing Effective Date, Processor (i) shall exchange all Plant Products allocated to Producer in accordance with Article 6 for Fractionated Products based on the volume and composition of Plant Products allocated to Producer in accordance with Article 6, (ii) shall market, as Producer’s agent, such Fractionated Products in accordance with the terms of this Section 3.5, and (iii) shall pay Producer, in respect of each Month, one hundred percent (100%) of the Net Sales Price for such Fractionated Products multiplied by the number of Gallons of Fractionated Products sold during such Month.  Producer hereby designates Processor as its agent for the purpose of marketing, selling and transporting for sale the Fractionated Products.

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(b)           If for any reason at any time Processor is unable to fully exchange Fractionated Products for all the Plant Products allocated to Producer in accordance with Article 6, then any products delivered at the Plant Products Delivery Point that do not constitute Fractionated Products will be marketed and sold in accordance with this Agreement and consistent with the provisions governing the marketing and sale of Fractionated Products; provided that, Processor shall use commercially reasonable efforts, taking into account the additional costs of storing, transporting and/or fractionating such other products and the then-current differential between market prices of the individual components thereof and the sale of such products as a mixed stream of natural gas liquids, to utilize substitute means of fractionating the Plant Products allocated to Producer for the ultimate sale of components thereof or store any such other products exchanged therefor until fractionation is possible.]

ARTICLE 4
TERM

Section 4.1            Term.  This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until the twentieth (20th) anniversary of the Effective Date and from year to year thereafter (with the initial term of this Agreement deemed extended for each of any such additional year) until such time as this Agreement is terminated, effective upon an anniversary of the Effective Date, by notice from either Party to the other Party on or before the one hundred eightieth (180th) Day prior to such anniversary.

ARTICLE 5
FEES AND CONSIDERATION

Section 5.1            Fees.

(a)           Subject to the other provisions of this Agreement, including Section 5.1(d), and commencing on the Processing Effective Date, Producer shall pay Processor in respect of each Month (or partial Month) from and after the Processing Effective Date in accordance with the terms of this Agreement, for all Services provided by Processor under this Agreement during such period, an amount equal to the sum of the following:

(i)            The product of (A) the aggregate volume of Gas, stated in Mcf, received by Processor from Producer or for Producer’s account at each Receipt Point during such period (excluding Bypass Gas) multiplied by (B) $[        ] (as may be increased or decreased in accordance with Section 5.1(b), the “Processing Fee”);

(ii)           [The product of (A) the aggregate volume of Producer Plant Products, stated in Gallons, allocated to Producer under this Agreement with respect to such period multiplied by (B) $[        ] (as may be increased or decreased in accordance with Section 5.1(b), the “Fractionation Fee”);]

(iii)          [The product of (A) the aggregate volume of Producer Plant Products, stated in Gallons, allocated to Producer under this Agreement with respect to such period multiplied by (B) $[        ] (as may be increased or decreased in accordance with Section 5.1(b), the “Delivery Fee”); and]

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(iv)          [The product of (A) the aggregate volume of Producer Plant Products, stated in Gallons, sold by Processor on behalf of Producer under this Agreement during such period multiplied by (B) $[        ] (as may be increased or decreased in accordance with Section 5.1(b), the “Marketing Fee”)].

(b)           After each of the first five (5) Contract Years, one hundred percent (100%), and after the sixth (6th) Contract Year and each Contract Year thereafter, fifty-five percent (55%), of each of the Fees shall be adjusted up or down on an annual basis in proportion to the percentage change, from the preceding year, in the All Items Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, 1982-84 = 100, as published by the United States Department of Labor, Bureau of Labor Statistics (“CPI”). Such adjustment shall be made effective upon the first Day of the relevant Contract Year, and shall reflect the percentage change in the CPI as it existed for June of the preceding Contract Year from the CPI for the second immediately preceding June; provided, however, that the Fees shall never be less than the initial fees stated in Section 5.1(a); nor shall any Fees be increased or decreased by more than 3% in any given Contract Year.

(c)           Subject to the other provisions of this Agreement, including Section 5.1(d), Producer shall pay Processor the actual cost of electricity used as Fuel and allocated to Producer in accordance with Section 6.2.

(d)           Notwithstanding the foregoing provisions of this Section 5.1, regardless of whether Producer utilize any portion of its Firm Capacity, with respect to any Contract Year in which there is a Minimum Processing Volume Commitment, Producer shall pay to Processor, on or before the 30th Day after receipt of Processor’s invoice therefor (which shall be delivered not more than sixty (60) Days after the end of the relevant Contract Year), an amount equal to the excess, if any, of:

(i)            the sum of (A) the Minimum Processing Volume Commitment for such Contract Year multiplied by the Processing Fee for such Contract Year[, plus (B) the sum of the Fractionation Fee, the Delivery Fee, and the Marketing Fee that Processor would earn on the volumes of Plant Products extracted from the Minimum Processing Volume Commitment for such Contract Year, based on the Design Recoveries] over

(ii)           the sum of (X) the aggregate amount of Fees paid with respect such Contract Year and (Y) the sum of (1) the product of the Processing Fee in effect for such Contract Year multiplied by the aggregate of the volumes of Dedicated Gas, stated in Mcf, Made Available for Delivery by Producer at each Receipt Point during such Contract Year[, plus (2) the Fractionation Fee, the Delivery Fee, and the Marketing Fee that Processor would have earned on the volumes of Plant Products extracted from the volumes of Dedicated Gas so Made Available for Delivery, based on Design Recoveries].

ARTICLE 6
ALLOCATIONS

The allocations set forth in this Article 6 shall be made by Processor on a Monthly basis.

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Section 6.1            Allocation of Lost and Unaccounted For Gas.

(a)           Total Lost and Unaccounted For Gas with respect to the Processing Plant in respect of each Month shall be determined by subtracting from the total Thermal Content of Gas received at all Plant Receipt Points during such Month the sum of (i) the Thermal Content of Residue Gas actually delivered to all Plant Delivery Points during such Month, (ii) the Thermal Content of Plant Products actually delivered to the Plant Products Delivery Point during such Month, and (iii) the Thermal Content of Gas used for Fuel at the Processing Plant, if any, during such Month.

(b)           Thermal Content of Lost and Unaccounted For Gas shall be allocated to each Plant Receipt Point on a pro rata basis, based upon a fraction, the numerator of which is the total Thermal Content of Gas measured at such Plant Receipt Point during the relevant Month (less all Bypass Gas attributable to such Plant Receipt Point), and the denominator of which is the total Thermal Content of Gas measured at all Plant Receipt Points (less the total of all Bypass Gas) during such Month.

(c)           [Thermal Content of Lost and Unaccounted For Gas that has been allocated to a Receipt Point in accordance with paragraph (b) above shall be allocated to each Gathering Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the total Thermal Content of Gas measured at such Gathering Receipt Point during the relevant Month, and the denominator of which is the total Thermal Content of Gas measured at all Gathering Receipt Points during such Month.]

Section 6.2            Allocation of Fuel.

(a)           Total Fuel shall be determined based on actual measurements of Fuel consumption.

(b)           Fuel (including Gas used as Fuel and the cost of electricity used as Fuel) shall be allocated to each Plant Receipt Point on a pro rata basis, based upon a fraction, the numerator of which is the total volume of Gas (in Mcf) measured at such Plant Receipt Point during the relevant Month (less all Bypass Gas attributable to such Plant Receipt Point), and the denominator of which is the total volume of Gas (in Mcf) measured at all Plant Receipt Points (less the total of all Bypass Gas) during such Month.

(c)           [Fuel that has been allocated to a Receipt Point in accordance with paragraph (b) above shall be allocated to each Gathering Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the total volume of Gas (in Mcf) measured at such Gathering Receipt Point during the relevant Month, and the denominator of which is the total volume of Gas (in Mcf) measured at all Gathering Receipt Points during such Month.]

Section 6.3            Allocation of Bypass Gas.  Thermal Content of Bypass Gas bypassed at any Bypass Point during a Month shall be allocated to each Plant Receipt Point upstream of the relevant Bypass Point as follows:

(a)           First, by allocation on a pro rata basis among all Plant Receipt Points (upstream of the relevant Bypass Point) at which Interruptible Gas was delivered (together, the “Interruptible Gas Plant Receipt Points”) during the relevant Month (based on a fraction, the numerator of which is the Thermal Content of Gas received at the relevant Interruptible Gas

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Plant Receipt Point during the relevant Month, and the denominator of which is the Thermal Content of all Gas delivered at all Interruptible Gas Plant Receipt Points during such Month), to a maximum amount (in Thermal Content) for each such Interruptible Gas Receipt Point equal to the Thermal Content of the total Interruptible Gas received at such Interruptible Gas Plant Receipt Point during such Month.

(b)           Secondly, to the extent of any remaining Bypass Gas after the allocation set forth in paragraph (a) above, on a pro rata basis among all Plant Receipt Points (upstream of the relevant Bypass Point) at which any Gas was delivered during the relevant Month (based on a fraction, the numerator of which is the Thermal Content of Gas received at the relevant Plant Receipt Point during the relevant Month, and the denominator of which is the Thermal Content of all Gas delivered at all Plant Receipt Points upstream of the relevant Bypass Point during such Month), to a maximum amount (in Thermal Content) for each such Plant Receipt Point equal to the total Thermal Content of all Gas entitled to Firm Service that was received at such Plant Receipt Point during such Month.

(c)           [Thermal Content of Bypass Gas that has been allocated to a Receipt Point in accordance with paragraphs (a) and (b) above shall be allocated to each Gathering Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the Thermal Content of Gas measured at such Gathering Receipt Point during the relevant Month, and the denominator of which is the total Thermal Content of Gas measured at all Gathering Receipt Points during such Month.]

Section 6.4            Allocation of Plant Products.

(a)           The volume (in Gallons) of [each Plant Product] OR [the Plant Products](5) at the Plant Products Delivery Point shall be allocated to each Plant Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the Theoretical Gallons of the [relevant Plant Product] OR [Plant Products] contained in the Gas received at such Plant Receipt Point during the relevant Month (such Gas measurement being calculated minus any Bypass Gas, Fuel and Lost and Unaccounted For Gas allocated to such Plant Receipt Point in accordance with this Agreement), and the denominator of which is the Theoretical Gallons of the [relevant Plant Product] OR [Plant Products] contained in the Gas received at all Plant Receipt Points during such Month (such Gas measurement being calculated minus any Bypass Gas, Fuel and Lost and Unaccounted For Gas allocated to such Plant Receipt Point in accordance with this Agreement).

(b)           [The volume (in Gallons) of [each Plant Product] OR [the Plant Products] that has been allocated to a Receipt Point in accordance with paragraph (a) above shall be allocated to each Gathering Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the Theoretical Gallons of the [relevant Plant Product] OR [Plant Products] contained in the Gas measured at such Gathering Receipt Point during the relevant Month (less the volume of fuel and lost and unaccounted for Gas allocated to such Gathering Receipt Point in accordance with the Gathering Agreement in respect of such Month), and the denominator of which is the Theoretical Gallons of the [relevant Plant Product] OR [Plant Products] contained in the Gas

(5)  The appropriate wording will depend on whether Processor is to provide fractionation services under this Agreement.

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measured at all Gathering Receipt Points during the relevant Month (less the volume of all fuel and lost and unaccounted for Gas allocated to all Gathering Receipt Points in accordance with the Gathering Agreement).]

Section 6.5            Allocation of Residue Gas.

(a)           Thermal Content of Residue Gas available for redelivery at the Delivery Points shall be allocated to each Plant Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the Thermal Content of the Gas received at such Plant Receipt Point during the relevant Month (less the Thermal Content of the Bypass Gas, Plant Products, Fuel and Lost and Unaccounted For Gas allocated to such Plant Receipt Point in accordance with this Agreement), and the denominator of which is the Thermal Content of all Gas delivered at all Plant Receipt Points during such Month (less the Thermal Content of all Bypass Gas, Plant Products, Fuel and Lost and Unaccounted For Gas in respect of such Month).

(b)           [Thermal Content of Residue Gas that has been allocated to a Receipt Point in accordance with paragraph (a) above shall be allocated to each Gathering Receipt Point on a pro rata basis, based on a fraction, the numerator of which is the Thermal Content of Gas measured at such Gathering Receipt Point during the relevant Month (less the Thermal Content of fuel and lost and unaccounted for Gas allocated to such Gathering Receipt Point in accordance with the Gathering Agreement in respect of such Month), and the denominator of which is the total Thermal Content of Gas measured at all Gathering Receipt Points during such Month (less the Thermal Content of all fuel and lost and unaccounted for Gas allocated to all Gathering Receipt Points in accordance with the Gathering Agreement).]

Section 6.6            [Gathering System Measurement Information].   [Producer shall direct the gatherer under the Gathering Agreement to provide to Processor such measurement and allocation information as Processor may request to permit Processor to allocate Lost and Unaccounted For Gas, Fuel, Residue Gas, Bypass Gas and Plant Products to the Gathering Receipt Points in accordance with this Section 6.6.]

ARTICLE 7
CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 7.1            Processing Rights.  Producer shall cause the Producer Gas delivered to the Processing Plant not to have been, before delivery, processed for the extraction of Plant Products and other valuable components.  Nothing in this Section 7.1 shall limit the right of Producer or any other Person to dehydrate Gas or to treat Gas for the removal of carbon dioxide or hydrogen sulfide.

Section 7.2            Operational Control of Processor’s Facilities.  Processor shall design, construct, own, operate, and maintain the Processing Plant at its sole cost and risk.  Processor shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 7.3            Maintenance.  Processor shall be entitled, without liability, to interrupt its performance hereunder to perform necessary or desirable inspections, pigging, maintenance,

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testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Processor deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected.  Before the beginning of each calendar year, Processor shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.  On or before the 10th Day before the end of each Month, Processor shall provide Producer with its projected maintenance schedule for the following Month.

Section 7.4            Firm Capacity; Capacity Allocations at the Processing Plant.  Subject to the capacity allocations set forth in this Section 7.4, Processor has the right to contract with other Persons for the processing of Third Party Gas at the Processing Plant, including by providing such Persons with Firm Service[, so long as the aggregate amount of Producer’s Firm Capacity and all Third Party Gas entitled to Firm Service does not, together, exceed the total processing capacity of the Processing Plant].  If the processing capacity at the Processing Plant is limited at any particular time, including for reasons of Maintenance or Force Majeure, then Processor shall interrupt or curtail receipts of Gas in accordance with the following:

(a)           First, Processor shall curtail all Interruptible Gas prior to curtailing Gas that is entitled to Firm Service.

(b)           Second, if additional curtailments are required beyond Section 7.4(a) above, Processor shall curtail Gas that is entitled to Firm Service.  In the event Processor curtails some, but not all such Gas on a particular Day, Processor shall allocate the capacity of the Processing Plant on a pro rata basis based upon the average of the Producer’s and the other Firm Service producers’ confirmed nominations for the previous fourteen (14) Day period (in respect of their Firm Service entitlements) prior to the event causing the curtailment.

Section 7.5            Arrangements After Redelivery.  It shall be Producer’s obligation to make any required arrangements with other parties for delivery of Producer’s Gas to the Receipt Points and removal of Residue Gas following delivery by Processor at the Delivery Points.

Section 7.6            Bypass Gas.  Subject always to Section 7.4, during any period when (i) all or any portion of the Processing Plant is shut down because of mechanical failure, Maintenance, operating conditions outside of the design parameters of the Processing Plant, or Force Majeure, (ii) Producer’s Gas Made Available for Delivery, together with Third Party Gas delivered to the Processing Plant, exceeds the capacity of the Processing Plant, or (iii) Processor determines reasonably and in good faith that the operation of all or any portion of the Processing Plant will cause injury or harm to Persons or property or to the integrity of the Processing Plant, Processor may, if the relevant Downstream Pipelines are willing to take unprocessed Gas, elect to bypass Producer’s Gas around the Processing Plant, in which case such Producer’s Gas shall be Bypass Gas in respect of which Processor’s obligations under Section 10.3 will not apply.

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ARTICLE 8
PRESSURES AT RECEIPT POINTS AND DELIVERY POINTS

Section 8.1            Pressure at Receipt Points.  Producer shall deliver or shall cause to be delivered Producer’s Gas hereunder at a pressure sufficient to enter the Processing Plant at the Receipt Points at a pressure not less than 950 psig.  In the event that Producer’s Gas is delivered at the Receipt Points at a pressure less than 950 psig, Processor will operate the Processing Plant and process Producer’s Gas in each case to the extent commercially practicable and reasonable under the circumstances and taking into account the impact that such lower pressure may have on the operation of the Processing Plant, and Producer agrees to be responsible for, and to defend, indemnify, release, and hold Processor and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such low pressure Gas.

Section 8.2            Pressure at Delivery Points.  Processor shall redeliver Producer’s Residue Gas within the pressure parameters required by the Downstream Pipelines; provided, however, Processor shall have no obligation to compress Residue Gas to a pressure exceeding 1,200 psig.

ARTICLE 9
NOMINATION AND BALANCING

Section 9.1            Processor Notifications.  On or before the fifth (5th) Day prior to the end of each Month, Processor shall provide written notice to Producer of Processor’s good faith estimate of any capacity allocations or curtailments for the Processing Plant, if any, that, based on then currently available information, Processor anticipates will be required or necessary during the next Month, including as a result of any Maintenance.  Processor shall use all reasonable efforts to provide 48 hours’ advance notice of any actual event requiring allocation or curtailment, including Maintenance.

Section 9.2            Nominations.  Scheduling of receipts and deliveries of gas between the Receipt Point and Delivery Points shall be in accordance with Processor’s reasonable nomination and scheduling procedures and the nomination and scheduling procedures and imbalance tolerance levels of the downstream transporters.  No later than two (2) Business Days prior to the end of each Month, Producer shall notify Processor of the quantity of gas in MMBtu Producer expects to make available and deliver at the Receipt Points and receive at the Delivery Points each Day of the following Month, including identification of each such Receipt Point and Delivery Point and the volumes of delivery at each Receipt Point and Delivery Point identified (the “Nomination”).  No later than five (5) Business Days prior to the end of each Month, Processor shall notify Producer of the estimated Fuel expected to be used at the Processing Plant for the following Month, expressed as a percentage of the MMBtus delivered at the Receipt Points (using the allocation methodology set forth in Section 6.2), after taking into consideration the anticipated operational efficiencies and operational mode of the Processing Plant.  Should Producer desire to change the Nomination during a Month, such change to the Nomination shall be in accordance with the nomination procedures of the Downstream Pipelines.  Residue Gas shall be delivered by Processor in accordance with confirmation by the Downstream Pipelines of the Nomination and/or changes to the Nomination.

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Section 9.3            Balancing.  Processor will maintain records of any Daily and Monthly variances (“Imbalances”) between the volume of Dedicated Gas received at the Receipt Points and the volumes of Producer Residue Gas (after Lost and Unaccounted for Gas, Fuel and Plant Products allocated to Producer).  Producer shall make such changes in its Nominations as Processor may from time to time reasonably request to maintain Daily and Monthly balances or to correct an Imbalance.  Producer shall reimburse Processor for any cost, penalty, or fee arising from any Imbalance assessed against Processor by any Person receiving Producer Residue Gas downstream of the Delivery Points or Producer Plant Products downstream of the Plant Products Delivery Point, except to the extent such Imbalance was caused by Processor. Upon the termination of this Agreement or at such other time as the Parties agree the Parties shall cash out any cumulative Imbalance using the applicable Index Price for the prior Month.

ARTICLE 10
QUALITY

Section 10.1         Receipt Point Gas Quality Specifications.  Gas delivered by Producer to the Receipt Points shall meet the following specifications (collectively, the “Gas Quality Specifications”):

(a)           The Gas shall not contain any of the following in excess of: one-quarter (1/4) grain of hydrogen sulfide per hundred (100) Cubic Feet; one (1) grain of total sulfur per hundred (100) Cubic Feet; two one-hundredths of one percent (0.02%) by volume of oxygen; or two percent (2%) by volume of nitrogen.

(b)           The total of all non-hydrocarbon gases shall not exceed three percent (3%) by volume.

(c)           The temperature of the Gas at the Receipt Point shall not be in excess of one hundred twenty (120) degrees Fahrenheit.

(d)           The Gas shall be free of solids, sand, salt, dust, gums, crude oil, and hydrocarbons in the liquid phase, and other objectionable substances which may be injurious to pipelines or which may interfere with the measurement, transmission or commercial utilization of said Gas.

Except for items (a) through (d) above, such Gas shall be of such quality as would, after processing (assuming the proper performance by Processor of its obligations under this Agreement) meet the most restrictive quality specifications required from time to time by the Downstream Pipelines, including as to water vapor content.

Section 10.2         Non-Conforming Gas.   If any Gas delivered by Producer fails at any time to conform to the Gas Quality Specifications, then Processor will have the right to immediately discontinue receipt of such non-conforming Gas so long as such Gas continues to be non-conforming.  Producer agrees to undertake commercially reasonable measures to eliminate the cause of such non-conformance.  If Producer fails to remedy such non-conformance, but such Gas conforms to all specifications other than hydrocarbon dew point and/or Gross Heating Value, then Processor agrees to (i) use commercially reasonable efforts to blend and commingle such Gas with other Gas in the Processing Plant so that it meets the applicable specifications and

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(ii) if such Gas cannot be brought into compliance with such blending, will continue to accept such Gas, such Gas will be Bypass Gas, and Processor shall redeliver such Bypass Gas to those Delivery Points at which the Downstream Pipelines will accept such non-conforming Gas as long as (A) no harm is done to the Processing Plant, (B) no harm is done to other customers of Processor or their Gas, and (C) other customers of Processor are not prevented from nominating Gas to their preferred Plant Delivery Point.  In the event that Processor takes receipt of non-conforming Gas, Producer agrees to be responsible for, and to defend, indemnify, release, and hold Processor and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such non-conforming Gas.

Section 10.3         Producer Residue Gas Quality Specifications.  Processor shall redeliver the Producer Residue Gas at the Delivery Points meeting the Gas Quality Specifications[, provided that Producer complies with its obligations in the proviso to Section 10.3 of the Gathering Agreement].

Section 10.4         Greenhouse Gas Emissions.  Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any law after the Effective Date of this Agreement which, in Processor’s reasonable determination, results in (a) a Governmental Authority requiring Processor to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Producer’s Gas and/or the gathering, or transportation of such Gas (collectively, “Producer’s GHG Emissions”) or (b) Processor incurring any costs or expenses attributable to Producer’s Gas, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Gas, or any other additional economic burden being placed on Processor in connection with or related to Producer’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Producer will use reasonable efforts to provide any required emissions allowances or their equivalent to Processor in a timely manner (and shall indemnify and hold harmless Processor from against any Losses, including any expenses incurred by Processor in acquiring such allowances in the marketplace, arising out of Producer’s failure to so provide such allowances) and (ii) Producer shall be fully responsible for such Emissions Charges and shall reimburse Processor for any Emissions Charges paid by Processor within ten (10) Days of receipt of Processor’s invoice.

ARTICLE 11
MEASUREMENT EQUIPMENT AND PROCEDURES

Section 11.1         Equipment.  Processor shall install, own, operate, and maintain Measurement Facilities to measure Gas at all Plant Receipt Points downstream of any slug catcher and, provided Producer bears the cost of the same, shall ensure that each Downstream Pipeline installs, owns, operates, and maintains Measurement Facilities at the Plant Delivery Points.  Measurement Facilities at the Plant Receipt Points shall meet current industry standards for custody transfer measurement.  Producer shall have the right to install check Measurement Facilities at each Receipt Point, including the right to install check measurement equipment on Processor’s meter tubes and orifice unions.

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Section 11.2         Gas Measurement Standards.  The following standards shall apply to the measurement of Gas hereunder:

(a)           Where measurement is by orifice meter, all fundamental constants, observations, records, and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder shall be in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 3 (ANSI/API 2530) “Orifice Metering of Natural Gas” with any revisions, amendments or supplements as may be mutually acceptable to the Parties.

(b)           Where measurement is by ultrasonic meter, all fundamental constants, observations, records, and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder shall be in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 9 “Measurement of Gas by Multi Path Ultrasonic Meters” with any revisions, amendments or supplements as may be mutually acceptable to the Parties.

(c)           The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be performed by Processor.

Section 11.3         Gas Measurement.

(a)           The unit of volume for measurement of Gas delivered hereunder shall be one Mcf at a base temperature of 60 degrees Fahrenheit and at an absolute pressure of 14.73 psia and without adjustment for water vapor content.  It is agreed that for the purposes of measurement and computations hereunder, (a) the atmospheric pressure shall be based on the atmospheric pressure determined and used by Downstream Pipelines at the Delivery Points regardless of the atmospheric pressure at which the Gas is measured and (b) all measurements and testing performed hereunder shall all be made by Processor in accordance with applicable rules, regulations, and orders.

(b)           Processor’s Measurement Facilities at the Plant Receipt Points shall be continuous samplers or gas chromatographs, as Processor shall in its discretion determine, subject to the minimum requirements set forth in the following sentence.  Measurement at the Plant Receipt Points shall be done using continuous samplers (for Measurement Facilities metering less than twenty thousand (20,000) Mcf per Day) and online gas chromatographs (for Measurement Facilities metering twenty thousand (20,000) Mcf or more per Day).  Measurement at the Plant Delivery Points shall be done using continuous samplers (for Measurement Facilities metering less than twenty thousand (20,000) Mcf per Day) and online gas chromatographs (for Measurement Facilities metering twenty thousand (20,000) Mcf or more per Day).  Processor shall procure or cause to be procured a sample of Gas at each Plant Delivery Point and analyze the samples by chromatographic analysis to determine the component content (mole percent), specific gravity, and the Thermal Content thereof.  These determinations shall be made utilizing the following standards: (i) Gas Processors Association Obtaining Natural Gas Samples for Analysis by Gas, Publication No. 2166 as amended or supplemented from time to time and (ii) Gas Processors Association Analysis for Natural Gas and Similar Gaseous Mixtures by Gas

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Chromatography, Publication No. 2161 as amended or supplemented from time to time, or (iii) any other tests that are mutually agreed by Producer and Processor.

(c)           The specific gravity of Gas shall be measured by a standard gravity balance in accordance with the provisions of the Natural Gas Processors Association Publication No. 3130, entitled “Standard Method for Determining the Specific Gravity of Gas”, or by a gravitometer employing the “Momentum Method” as described in Chapter VII, “Determination of Specific Gravity”, of the American Gas Association Gas Measurement Manual, 1963, in each case, as such may be amended from time to time.  The specific gravity will be determined and calculated to the nearest one-thousandth (0.001).

(d)           The temperature of Gas shall be determined by means of a recording thermometer recording the temperature of such Gas flowing through each measurement meter.  The average temperature to the nearest one degree (1º) Fahrenheit, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

(e)           The deviation of the Gas from the thermodynamic laws applying to perfect gases shall be determined in accordance with the A.G.A. Par Research Project NX-19 Report “Manual for the Determination of Supercompressibilty Factors for Natural Gas”, Reprinted 1976, if the composition of the Gas is such to render this procedure applicable.

(f)            Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Table of Physical Properties for Hydrocarbons and Other Compounds of Interest to the Natural Gas Industry, Publication No. 2145 as amended or supplemented from time to time.  Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed to be the same as the physical constants for hexane.

Section 11.4         Notice of Measurement Facilities Inspection and Calibration.  Each Party shall give reasonable notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts or deliveries of Gas under this Agreement.  The official electronic data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 11.5         Measurement Accuracy Verification.

(a)           Each Party shall verify the accuracy of all Measurement Facilities owned by such Party at intervals based upon the following schedule:

(i)            semi-annually for Gas Measurement Facilities metering less than one thousand (1,000) Mcf per Day;

(ii)           quarterly for Gas Measurement Facilities metering between one thousand (1,000) and five thousand (5,000) Mcf per Day; and

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(iii)          monthly for Gas Measurement Facilities metering more than five thousand (5,000) Mcf per Day.

Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once per Month, unless a special test is requested pursuant to Section 11.6.

(b)           If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of one percent (1%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for the period redetermined in accordance with the provisions of Section 11.7.  If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the one percent (1%) error.

(c)           If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed one percent (1%) of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for quantity determination purpose.

Section 11.6         Special Tests.  In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 11.5) of any Measurement Facilities, seventy-two (72) hours advance notice shall be given to the other Party and both Parties shall cooperate to secure a prompt test of the accuracy of such equipment.  If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 11.5(b), then the Party that requested the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto.  If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 11.5(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 11.7.

Section 11.7         Metered Flow Rates in Error.  If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service, or (iii) out of repair and the total calculated flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 11.5, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)           using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 11.5);

(b)           Where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

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(c)           By correcting the error by re-reading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)           By estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 11.8         Record Retention.  The Party owning the Measurement Facilities shall retain and preserve all test data, charts, and similar records for any calendar year for a period of at least twenty-four (24) Months following the end of such calendar year unless applicable law or regulation requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 11.9         Access.

(a)           Processor shall contract with eLynx Technologies or a provider of comparable services reasonably satisfactory to Producer (the “Monitoring Services Provider”) for remote monitoring of Gas Measurement Facilities, including monitoring of measurement data on an hourly (or more frequent) basis for flow rate, meter pressures, meter temperature, orifice diameter, Gross Heating Value, and composition for importation into PRAMS Plus production software or comparable production software (“Remote Monitoring Data”).

(b)           Processor shall (i) provide the Monitoring Services Provider access to all of Processor’s radio and telephone infrastructure to access and gather all Remote Monitoring Data and (ii) cause the Monitoring Services Provider to allow Producer to view and access all Remote Monitoring Data on the Monitoring Service Provider’s system, including the ability to poll for Remote Monitoring Data through the Monitoring Services Provider’s system.

(c)           Processor shall provide Producer 120 Days’ notice of any termination by Processor of its contract with any Monitoring Services Provider.

ARTICLE 12
NOTICES

Section 12.1         Notices.  Unless otherwise provided herein, any notice, request, invoice, statement, or demand which either Party desires to serve upon the other regarding this Agreement shall be made in writing and shall be considered as delivered (i) when hand delivered, or (ii) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), or (iii) if mailed by United States certified mail, postage prepaid, three (3) Business Days after mailing, or (iv) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party, or (v) when sent via email; provided, if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day.  Notwithstanding the foregoing, if a Party desires to serve upon the other a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 12.1 only if delivered by any method set forth in items (i) through (iv) above.  Any notice shall be given to the other Party at the following address, or to such other address as either Party shall designate by written notice to the other:

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Producer:                                                                                            ANTERO RESOURCES CORPORATION
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:                                                                      For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

Processor:                                                                                         ANTERO MIDSTREAM LLC
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:                                                                      For gas control, nominations & balancing:
Manager of Gas Marketing
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

ARTICLE 13
PAYMENTS

Section 13.1         Invoices.  Not later than the tenth (10th) Day following the end of each Month, Processor shall provide Producer with a detailed statement setting forth:

(a)           the volume and Thermal Content of Gas received by Processor at the Plant Receipt Points in such Month, the volume and Thermal Content of Residue Gas delivered at the Plant Delivery Points in such Month, the quantity of Gas and the cost of electricity used as Fuel in such Month, the volume and Thermal Content of Lost and Unaccounted For Gas for such Month, and the volume and Thermal Content of Plant Products delivered to the Plant Products Delivery Point in such Month;

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(b)           the volume and Thermal Content of Producer Gas received by Processor at the Receipt Points in such Month, the volume and Thermal Content of Producer Residue Gas delivered to the Delivery Points in such Month, the quantity of Gas and the cost of electricity used as Fuel and allocated to Producer in such Month, the volume and Thermal Content of Lost and Unaccounted For Gas for such Month allocated to Producer in accordance with this Agreement, and the volume and Thermal Content of Producer Plant Products delivered to the Plant Products Delivery Point in such Month;

(c)           the Processing Fee, [the Fractionation Fee], [the Delivery Fee] and [the Marketing Fee] with respect to such Month; and

(d)           relevant measurement summaries and the amount of any Imbalances and all relevant supporting documentation, to the extent available on such tenth (10th) Day (with Processor being obligated to deliver any such supporting documentation that is not available on such tenth (10th) Day as soon as it becomes available).

Producer shall make payment to Processor by the last Business Day of the Month in which such invoice is received.  Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Processor to Producer in writing from time to time.  If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Processor shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within thirty (30) Days after final determination thereof, provided, however, that no retroactive adjustment will be made beyond a period of twenty-four (24) Months from the date of a statement hereunder.

[Processor shall be entitled to set off any Net Sales Price owed by Processor to Producer from time to time under Section 3.5(a) against any amount owing by Producer to Processor under this Agreement, the Gathering Agreement and/or the Water Services Agreement from time to time, such that only the net amount shall be payable.]

Section 13.2         Right to Suspend on Failure to Pay.  If any undisputed amount due hereunder remains unpaid for sixty (60) Days after the due date, Processor shall have the right to suspend or discontinue Services hereunder until any such past due amount is paid.

Section 13.3         Audit Rights.  Either Party, on not less than thirty (30) Days prior written notice to the other Party, shall have the right at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of twelve (12) consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement.  The scope of any audit shall be limited to transactions affecting Dedicated Gas hereunder and shall be limited to the twenty-four (24) Month period immediately prior to the Month in which the notice requesting an audit was given.  All statements, allocations, measurements, computations, charges, or payments made in any period prior to the twenty-four (24) Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

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Section 13.4         Payment Disputes.  In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Processor and Producer will use good faith efforts to resolve the disputed amounts within sixty (60) Days following the original due date.  Any amounts subsequently resolved shall be due and payable within ten (10) Days of such resolution.

Section 13.5         Interest on Late Payments.  In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue at an annual rate equal to ten percent (10%) from the date payment is due until the date payment is made.

Section 13.6         Credit Assurance.  Processor shall apply consistent evaluation practices to all similarly situated producers to determine Producer’s financial ability to perform its payment obligations under this Agreement.

(a)           If Processor has reasonable grounds for insecurity regarding the performance of any obligation by Producer under this Agreement (whether or not then due), Processor may demand Adequate Assurance of Performance from Producer, which Adequate Assurance of Performance shall be provided to Processor within five (5) Days after written request.  If Producer fails to provide such Adequate Assurance of Performance within such time, then Processor may suspend its performance under this Agreement until such Adequate Assurance of Performance is provided.  However, any action by Processor shall not relieve Producer of its payment obligations.  The exercise by Processor of any right under this Section 13.6 shall be without prejudice to any claims for damages or any other right under this Agreement.  As used herein, “Adequate Assurance of Performance” means any of the following, in Processor’s reasonable discretion:

(i)            an irrevocable standby letter of credit in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder from a financial institution rated at least A- by S&P or at least A3 by Moody’s in a form and substance satisfactory to Processor;

(ii)           cash collateral in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder to be deposited in an escrow account as designated by Processor; Processor is hereby granted a security interest in and right of set-off against all cash collateral, which is or may hereafter be delivered or otherwise transferred to such escrow account in connection with this Agreement; or

(iii)          a guaranty in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder reasonably acceptable to Processor.

(b)           The term of any security provided under this Section 13.6 shall be as reasonably determined by Processor, but it shall never exceed sixty (60) Days, after which the security shall terminate (or in the case of cash collateral, be immediately returned by Processor to Producer without further action by either Party).  Nothing shall prohibit Processor, however,

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from requesting additional Adequate Assurance of Performance following the end of any such term, so long as the conditions triggering such a request under this Section 13.6 exist.

(c)           Should Producer fail to provide Adequate Assurance of Performance within five (5) Days after receipt of written demand for such assurance (which shall include reasonable particulars for the demand and documentation supporting the calculation of such amount demanded), then Processor shall have the right (notwithstanding any other provision of this Agreement) to suspend performance under this Agreement until such time as Producer furnishes Adequate Assurance of Performance.

Section 13.7         Excused Performance.  Processor will not be required to perform or continue to perform the Services hereunder, and Producer shall not be obligated to deliver Dedicated Gas to the Processing Plant (or make any payments required under Section 5.1(d)) in the event:

(a)           the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b)           the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within ninety (90) Days of such filing; or

(c)           the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 14
FORCE MAJEURE

Section 14.1         Suspension of Obligations.  In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 14.2         Definition of Force Majeure.  The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections, riots, epidemics, landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings, crevasses, floods, washouts, civil disturbances, explosions, breakage or accident to wells, machinery, equipment or lines of pipe, the necessity for testing or making repairs or alterations

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to wells, machinery, equipment or lines of pipe, freezing of wells, equipment or lines of pipe, inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, or government authorizations, any action or restraint by any Governmental Authority (so long as the Party claiming suspension has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with applicable laws, rules, regulations, or orders), [and, in the case of either party as the claiming party, any failure by the other party to perform any obligation on such other party under the Gathering Agreement,] and, in the case of Processor as the claiming party, any breach of any representation or warranty of Producer or any failure by Producer to perform any obligation of Producer under that certain Contribution Agreement dated [                      ], 2014, by and between Producer and Processor.

Section 14.3         Settlement of Strikes and Lockouts.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty.

Section 14.4         Payments for Gas Delivered.  Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Producer’s obligation to make payment for quantities of Producer Residue Gas and Producer Plant Products delivered prior to such event of Force Majeure.

ARTICLE 15
INDEMNIFICATION

Section 15.1         Processor.  Subject to the terms of this Agreement, including Section 18.8, Processor shall release, indemnify, defend, and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Processor and (ii) any breach of this agreement by Processor.

Section 15.2         Producer.  Subject to the terms of this Agreement, including Section 18.8, Producer shall release, indemnify, defend, and hold harmless Processor and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Producer and (ii) any breach of this agreement by Producer.

ARTICLE 16
CUSTODY AND TITLE

Section 16.1         Custody.  As between the Parties, Producer shall be in custody, control and possession of (i) Producer Gas until such Gas is delivered to the Receipt Points, (ii) Producer Residue Gas after it is delivered to Producer at the Delivery Points, and (iii) Producer Plant Products after they are delivered to Producer at the Plant Products Delivery Point.  As among the

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Parties, Processor shall be in custody, control and possession of all Gas, Residue Gas and Plant Products in the Processing Plant at all other times. The Party having custody and control of Gas, Residue Gas and Plant Products under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Party and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Gas, Residue Gas or Plant Products when such Gas, Residue Gas or Plant Products are in its custody and control, including losses resulting from any negligent acts or omissions of any indemnified party, but excluding any losses to the extent caused by or arising out of the negligence, gross negligence, or willful misconduct of the indemnified party.

Section 16.2         Producer Warranty.  Producer represents and warrants that it owns, or has the right to deliver to the Processor in accordance with this Agreement, all Producer Gas delivered under this Agreement, free and clear of all liens, encumbrances and adverse claims.  If the title to Gas delivered by Producer hereunder is disputed or is involved in any legal action, Processor shall have the right to withhold payment (with interest at the prime rate as published in the Wall Street Journal, under “Money Rates”), or cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Producer furnishes, or causes to be furnished, indemnification to save Processor harmless from all claims arising out of the dispute or action, with surety acceptable to Processor.  Producer hereby indemnifies Processor against and holds Processor harmless from any and all claims and losses arising out of or related to any breach of the foregoing representation and warranty.

Section 16.3         Title.  Other than as set forth in this Section 16.3, title to all Producer Gas delivered under this Agreement, including all constituents thereof, shall remain with and in Producer or its customers at all times; provided, however, title to Fuel and Lost and Unaccounted For Gas shall pass from Producer or its customer to Processor immediately downstream of the Receipt Points.  Title to Producer Plant Products shall pass from Producer to Processor[, and title to Fractionated Products exchanged for Producer Plant Products in accordance with Section 3.5 shall pass from Processor to Producer, in each case] at the Plant Products Delivery Point. [Title to the Fractionated Products shall remain with Producer until completion of the sale to the relevant customer of Producer.] Although Producer shall retain title to Producer Gas as provided in this Section 16.3, Producer Gas shall constitute part of the supply of Gas from all sources to the Processing Plant and, as such, Processor shall have the right to commingle Producer Gas with Third Party Gas. Producer recognizes that no segregated facilities are provided by Processor hereunder.

ARTICLE 17
TAXES; ROYALTIES

Section 17.1         Taxes.  Producer shall pay or cause to be paid and agrees to hold Processor harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to Producer Gas, Producer Residue Gas, Producer Plant Products or the Services provided under this Agreement.  Processor shall not become liable for such Taxes, unless designated to remit those

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Taxes on behalf of Producer by any duly constituted jurisdictional agency having authority to impose such obligations on Processor, in which event the amount of such Taxes remitted on Producer’s behalf shall be (i) reimbursed by Producer upon receipt of invoice, with corresponding documentation from Processor setting forth such payments, or (ii) deducted from amounts otherwise due Processor under this Agreement.  Processor shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Processing Plant.  Neither Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of the other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 17.2         Royalties.  As between the Parties, Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Producer Gas, Producer Residue Gas or Producer Plant Products delivered under this Agreement, including royalties, overriding royalties, and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds.  In no event will Processor have any obligation to those Persons due any of those proceeds of production attributable to any such Producer Gas, Producer Residue Gas or Producer Plant Products delivered under this Agreement.

ARTICLE 18
MISCELLANEOUS

Section 18.1         Rights.  The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 18.2         Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 18.3         Governing Law; Jurisdiction.

(a)           This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

(b)           The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in City and County of Denver, Colorado, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

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Section 18.4         Successors and Assigns.

(a)           This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.  Except as set forth in Section 18.4(b) and Section 18.4(c), neither Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (which such consent shall not be unreasonably withheld, conditioned or delayed), and any assignment or attempted assignment made otherwise than in accordance with this Section 18.4 shall be null and void ab initio.

(b)           Notwithstanding the foregoing clause (a), Processor may perform all services under this Agreement itself using its own gathering, compression, and other facilities and/or perform any or all such services through third parties, in which case references herein to the Processing Plant shall be deemed to be references to such facilities of the relevant third party.

(c)           Notwithstanding the foregoing clause (a):

(i)            Processor shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer if such assignment is made to any Person to which the Processing Plant or any part thereof has been or will be transferred that assumes in writing all of Processor’s obligations hereunder (if applicable, to the extent that part of the Processing Plant being transferred to such Person) and is (A) an Affiliate of Processor or (B) a Person to which the Processing Plant has been or will be transferred who (1) hires (or retains, as applicable) operating personnel who are then operating the Processing Plant (or has similarly experienced operating personnel itself), (2) has operated for at least two (2) years prior to such assignment facilities similar to the Processing Plant, or (3) contracts for the operation of the Processing Plant with another Person that satisfies either of the foregoing conditions (1) or (2) in this clause (B), provided in the case of an assignment pursuant to this clause (B), the assignee has creditworthiness as reasonably determined by Producer that is equal to the higher of Processor’s creditworthiness as of the Effective Date and Processor’s creditworthiness as of the date of the assignment.

(ii)           Processor shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Processor.

(iii)          Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Processor, to any Person to which it sells, assigns, or otherwise transfers all or any portion of the Dedicated Properties and (A) who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being transferred to such Person) and (B) whose credit rating is equal to or greater than the greater of Producer’s credit rating as of the Effective Date and Producer’s credit rating as of the date of the assignment.

(d)           Upon an assignment by Processor in accordance with Section 18.4(c)(i)(B) Processor shall be released from its obligations under this Agreement to the extent of such assignment.  Upon an assignment by Producer in accordance with Section 18.4(c)(ii), Producer shall be released from its obligations under this Agreement to the extent of such assignment.

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Section 18.5         Severability.  If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (i) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (ii) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (iii) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 18.6         Confidentiality.

(a)           Confidentiality.  Except as otherwise provided in this Section 18.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including all data relating to the production of Producer, including well data, production volumes, volumes gathered, transported, or compressed, and gas quality) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the other Party.

(b)           Permitted Disclosures.  Notwithstanding Section 18.6(a), disclosures of any Confidential Information may be made by either Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement, provided such third person agrees in writing to be bound by the terms of this Section 18.6; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys, and banks, provided that such Persons are subject to a confidentiality undertaking consistent with this Section 18.6(b), or (viii) except for information disclosed pursuant to Article 3 of this Agreement, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Gas, provided such royalty, overriding royalty, net profits or similar owner, agrees in writing to be bound by the terms of this Section 18.6.

(c)           Notification.  If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 18.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

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(d)           Party Responsibility.  Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 18.6.

(e)           Public Announcements.  The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 18.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement.  The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement.  Nothing contained in this Section 18.6 shall be construed to require either Party to obtain approval of the other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by applicable law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.

(f)            Survival.  The provisions of this Section 18.6 shall survive any expiration or termination of this Agreement; provided that other than with respect to information disclosed pursuant to Article 3, as to which such provisions shall survive indefinitely, such provisions shall survive only a period of one (1) year.

Section 18.7         Entire Agreement, Amendments and Waiver.  This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter.  This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement.  No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.  No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 18.8         Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH

35

A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 18.9         Headings.  The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 18.10       Rights and Remedies.  Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 18.11       No Partnership.  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to either Party.

Section 18.12       Rules of Construction.  In construing this Agreement, the following principles shall be followed:

(a)           no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)           examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)           the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)           the plural shall be deemed to include the singular and vice versa, as applicable; and

(e)           references to Section shall be references to Sections of this Agreement.

Section 18.13       No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 18.14       Further Assurances.  Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 18.15       Counterpart Execution.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

Section 18.16       Memorandum of Agreement.  Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit C attached hereto (as modified, including

36

by the addition of any required property descriptions, required by local law and practice to put such Memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the Dedicated Properties are located.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

ANTERO MIDSTREAM LLC

By:
Name:
Title:

EXHIBIT A

DELIVERY POINTS

[attached]

1

EXHIBIT B

CONFLICTING DEDICATIONS

[                                          ]

1

EXHIBIT C

MEMORANDUM OF AGREEMENT

THIS MEMORANDUM OF PROCESSING AGREEMENT (this “Memorandum”) is entered into effective [                        ], 2014 (the “Effective Date”), by and between ANTERO RESOURCES CORPORATION (“Producer”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202, and ANTERO MIDSTREAM LLC (“Processor”), with an address of 1615 Wynkoop Street, Denver, Colorado 80202.

WHEREAS, Producer and Processor entered into that certain Gas Processing Agreement effective [                        ] 2014 (the “Agreement”), pursuant to which Processor will provide certain gas processing and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of [counties/states], to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Notice.  Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein.  Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.             Dedication.  Subject to the exceptions, exclusions, and reservations set forth in the Agreement and the other terms and conditions of the Agreement, (a) Producer has exclusively dedicated and committed to deliver to Processor, as and when produced, all Gas produced on or after the date of the Agreement that is attributable to the Oil and Gas Interests set forth in the Schedule hereto, or pooled, unitized or communitized therewith (the “Dedicated Properties”), together with all Gas attributable to third parties that is produced from a well located on the Dedicated Properties, which Gas Producer has the right to control and deliver for processing (“Dedicated Gas”), for processing at the Processing Plant under the Agreement, and (b) Producer agrees not to deliver any Dedicated Gas to any other processing facility (the foregoing dedication and commitment being herein referred to as the “Dedication”).

3.             Covenant Running with the Land.  So long as the Agreement is in effect, the Dedication shall be a covenant running with the land and, subject to the exceptions and reservations set forth in the Agreement, (a) in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Dedicated Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state, and (b) in the event Processor sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in the Processing Plant, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.

4.             No Amendment to Agreement.  This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement in any way.

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Day first above written.

ANTERO MIDSTREAM LLC

By:
Name:
Title:

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

Schedule — Oil and Gas Interests

[                                              ]

Acknowledgements

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of                 , 2014, by [                        ], [                        ] of Antero Midstream LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF COLORADO	§
§
CITY AND COUNTY OF DENVER	§

The foregoing instrument was acknowledged before me on the              Day of               , 2014, by [                        ], [                        ] of Antero Resources Corporation, a Delaware corporation, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

EXHIBIT D

EXCLUDED WELLS

1

EXHIBIT E

DEDICATION AREA

2

EXHIBIT E

FORM OF WATER SERVICES AGREEMENT

[attached]

WATER SERVICES AGREEMENT

BY AND BETWEEN

ANTERO RESOURCES CORPORATION

AND

ANTERO MIDSTREAM LLC

DATED AS OF

[                        ]

i

ii

Section 17.9	Headings	30
Section 17.10	Rights and Remedies	30
Section 17.11	No Partnership	30
Section 17.12	Rules of Construction	31
Section 17.13	No Third Party Beneficiaries	31
Section 17.14	Further Assurances	31
Section 17.15	Counterpart Execution	31

Exhibit A	Initial Service Area
Exhibit B	Initial Water Facilities
Exhibit C	Take Points
Exhibit D	Initial Development Plan
Exhibit E	Initial Water Facilities Plan
Exhibit F	Form of Connection Notice
Exhibit G	Deemed Connection Notices
Exhibit H	Cost of Service Fee

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WATER SERVICES AGREEMENT

This Water Services Agreement (this “Agreement”), dated as of [                        ] (the “Effective Date”), is by and between ANTERO RESOURCES CORPORATION, a Delaware corporation (“Producer”), and ANTERO MIDSTREAM LLC, a Delaware limited liability company (“Midstream”).  Producer and Midstream may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.            Producer owns Oil and Gas Interests and intends to drill and complete Wells for the production of Hydrocarbons in the Initial Service Area and may from time to time own Oil and Gas Interests and may drill and complete Wells for the production of Hydrocarbons in other areas.

B.            Producer requires supplies of Water in its areas of operation for hydraulic fracturing operations and other purposes and has the right to take Water from various rivers and other Water sources to use for such purposes in its operations in the Initial Service Area and may from time to time have rights to take Water from other sources for such operations and operations in other areas.

C.            Midstream has acquired the Water Facilities, which Producer has been using to take Water from its Water sources and to make available such Water in its areas of operation in the Initial Service Area, including certain related assets, from Producer.  Midstream anticipates the expansion of the Water Facilities to make available Water to additional locations in the Initial Service Area and other areas.

D.            Producer desires to contract with Midstream to provide the Services utilizing the Water Facilities in the Service Area, and Midstream desires to provide the Services to Producer, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Adequate Assurance of Performance.  As defined in Section 12.6(a).

Affiliate.  Any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with another Person.  Affiliated shall have the correlative meaning.  The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise.  Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns fifty

1

percent (50%) or more of the voting securities of the specified Person, or if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

Agreement.  As defined in the preamble hereof.

Applicable Law.  Any applicable law, statute, regulation, rule, code, administrative order or enforcement action (whether national, local, municipal, territorial, provincial, or federal) of any Governmental Authority to the extent they apply to the Services or the Parties.

Barrel.  Forty-two Gallons.

Business Day.  Any calendar Day that commercial banks in New York City are open for business.

Completion Deadline.  As defined in Section 3.4(b).

Connection Notice.  As defined in Section 3.4(b).

Confidential Information.  As defined in Section 17.6(a).

Contract Year.  Each of (i) the period from the Effective Date to the last Day of the Month in which the first anniversary of the Effective Date occurs and (ii) each period of twelve (12) Months thereafter.

Cost of Service Fee.  As defined in Section 5.1(c).

CPI.  As defined in Section 5.1(b).

CS Facility.  As defined in Section 5.1(c).

Day.  A period commencing at 10:00 a.m., Eastern Standard Time, on a calendar day and ending at 10:00 a.m., Eastern Standard Time, on the next succeeding calendar day.  Daily shall have the correlative meaning.

Delivery Point.  The inlet flange of Producer’s Water tank or other Producer storage facility located at or in the vicinity of a Well Pad.

Delivery Point Fee.  As defined in Section 5.1(a)(i).

Development Plan.  As defined in Section 3.3(a).

Effective Date.  As defined in the preamble of this Agreement.

Fair Market Value.  With respect to any asset, the price that would be paid by a willing buyer of such asset to a willing seller, as determined by an independent nationally known investment banking firm selected by Midstream and reasonably acceptable to Producer.

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Firm Service.  Services that are accorded the highest priority on the Water Facilities with respect to capacity allocations, interruptions, or curtailments, specifically including the Services provided to Producer hereunder.  Firm Services will be the last curtailed on the relevant part of the Water Facilities in the event of an interruption or curtailment, and all Firm Services will be treated equally in the event an allocation is necessary.

Force Majeure.  As defined in Section 13.2.

Gallon.  One U.S. gallon, which is equal to 231 cubic inches.

Gas.  Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Governmental Approval.  Any permit, license, consent, clearance, certificate, approval, authorization or similar document or authority which any Applicable Law or Governmental Authority requires either Party to hold or obtain in order for the Services to be performed, including any that are required to take Water from the Take Points.

Governmental Authority.  Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Hydrocarbons.  Gas and/or Liquid Hydrocarbons.

Initial Development Plan.  The Development Plan attached hereto as Exhibit D.

Initial Service Area.  The area described in Exhibit A hereto.

Interruptible Service.  Service that is accorded the lowest priority on the Water Facilities with respect to capacity allocations, interruptions, or curtailments.  Interruptible Service will be the first curtailed on the Water Facilities in the event of an interruption or curtailment.

Liquid Hydrocarbons.  Oil, condensate, natural gasoline and all the liquid hydrocarbon production from wells, or a blend of such.

Maintenance.  As defined in Section 6.2.

Maximum BPM Rate.  Thirty-five (35) Barrels per minute.

Measurement Facilities.  Any facility or equipment used to measure the volume of Water, which may include meter tubes, isolation valves, tank strappings, recording devices, communication equipment, buildings and barriers.

Midstream.  As defined in the preamble of this Agreement.

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Month.  A period commencing at 10:00 a.m., Eastern Standard Time, on the first Day of a calendar month and extending until 10:00 a.m., Eastern Standard Time, on the first Day of the next succeeding calendar month.  Monthly shall have the correlative meaning.

Oil and Gas Interests.  Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Parties.  As defined in the preamble of this Agreement.

Party.  As defined in the preamble of this Agreement.

Person.  An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Planned Well.  As defined in Section 3.3(a).

Planned Well Pad.  As defined in Section 3.3(a).

Producer.  As defined in the preamble of this Agreement.

Required Pumping Station.  As defined in Section 3.7.

Required Retention Facility.  As defined in Section 3.6.

Retention Facility.  Each retention area or other similar facility used to temporarily store Water prior to its being made available at a Delivery Point.

Retention Facility Fee.  As defined in Section 5.1(a)(ii).

Service Area.  The Initial Service Area and any other area that becomes part of the Service Area pursuant to Section 2.3.

Service Area Properties.  All Oil and Gas Interests now owned or hereafter acquired by Producer and located wholly or partly within the Service Area or pooled, unitized or communitized with Oil and Gas Interests located wholly or partly within the Service Area; provided that Service Area Properties shall not include any Oil and Gas Interests that are unitized or pooled with the properties of third parties that are not Service Area Properties if Producer is not the operator of such unit.

Services.  As defined in Section 3.1.

System Pumping Station.  As defined in Section 3.7.

System Retention Facility.  As defined in Section 3.6.

System Segment.  A physically separate segment of the Water Facilities that connects one or more Take Points to one or more System Retention Facilities, together with any underground

4

Water lines downstream of such System Retention Facilities and any rights of way downstream of such System Retention Facilities for surface Water lines, including all underground Water pipelines, System Retention Facilities, System Pumping Stations, Take Point Facilities, Measurement Facilities, rights of way, fee parcels, surface rights, and permits, and all appurtenant facilities.

System Delivery Point.  Each point on any System Segment when Water is made available to customers, including the Delivery Points.

System Take Point.  Each take point on any System Segment, including the Take Points.

Take Point.  Those points specified in Exhibit C hereto, together with such additional points as are specified by Producer in accordance with Section 3.5 from which, in accordance with agreements with the holders of water rights and/or Applicable Laws and required Governmental Approvals, Producer has procured the right for Midstream to take Water to make available to Producer for use in accordance with this Agreement.

Take Point Facilities.  All facilities located at any Take Point that are necessary for Midstream to take Water from the Water source at such Take Point.

Target Commencement Date.  As defined in Section 3.4(b).

Water.  Raw fresh water.  For the avoidance of doubt, “Water” does not include recycled flowback water or produced water.

Water Facilities.  The Water facilities described in Exhibit B being acquired by Midstream from Producer as of the date hereof, together with any additional System Segments constructed after the date hereof, as such Water facilities are expanded after the date hereof, including, in each case, to the extent now in existence or constructed or installed in the future, all underground Water pipelines, System Retention Facilities, System Pumping Stations, Take Point Facilities, Measurement Facilities, rights of way (whether for underground or surface use), fee parcels, surface rights, and permits, and all appurtenant facilities.

Water Facilities Plan.  As defined in Section 3.3(b).

Water Quality Standards.  As defined in Section 9.1.

Well.  A well for the production of Hydrocarbons in which Producer owns an interest that is located on the Service Area Properties or for which Water is required to be made available from the Water Facilities in accordance with this Agreement.

Well Pad.  The surface installation on which one or more Wells are located.

ARTICLE 2
PRODUCER COMMITMENTS

Section 2.1                                   Producer Commitments.  Subject to the terms and conditions of this Agreement, Producer covenants and commits to exclusively use Water made available at the

5

Delivery Points or otherwise made available by Midstream to Producer under this Agreement for use in its hydraulic fracturing operations for all Wells operated by Producer in the Service Area.

Section 2.2                                   Covenant Running with the Land.  The covenant and commitment made by Producer under this Article 2 is a covenant running with the land. For the avoidance of doubt and in addition to that which is provided in Section 17.4, in the event Producer sells, transfers, conveys, assigns, grants, or otherwise disposes of any or all of its interest in any of its Service Area Properties, then any such sale, transfer, conveyance, assignment, grant, or other disposition shall be expressly subject to this Agreement and any instrument of conveyance shall so state.  Notwithstanding the foregoing, Producer shall be permitted to sell, transfer, convey, assign, grant, or otherwise dispose of Service Area Properties free of the covenant and commitment made under this Article 2 in a sale or other disposition in which a number of net acres of Service Area Properties that, when added to the total of net acres of Service Area Properties theretofore and, where applicable, simultaneously disposed of free of the commitment made by Producer under this Article 2, does not exceed the aggregate number of net acres of Service Area Properties acquired by Producer after the Effective Date, including in a transaction in which Service Area Properties are exchanged for other properties located in the Service Area that would be subject to commitment made by Producer under this Article 2.

Section 2.3                                   Additional Oil and Gas Interests or Water Facilities.

(a)                                 If at any time Producer acquires any existing Water facilities through which Water is made available to any Oil and Gas Interests, it shall, by notice to Midstream on or before the 10th day after such acquisition, which notice shall include a reasonable description of such Water facilities and such Oil and Gas Interests (including an update to the Development Plan reflecting such Oil and Gas Interests in which Producer owns or is acquiring an interest) and the price paid by Producer for such Water facilities, including any liabilities assumed by Producer, offer to sell to Midstream such Water facilities, including all underground Water pipelines, retention facilities, pumping stations, take point facilities, delivery points, measurement facilities, rights of way (whether for underground or surface use), fee parcels, surface rights, and permits, and all appurtenant facilities, as well as any third party contracts for Water services utilizing such pipeline facilities, at the same price at which such Water facilities were acquired by Producer, including the assumption of any liabilities with respect thereto assumed by Producer.  Midstream shall have the right, to be exercised by notice to Producer on or before the 60th Day after Producer’s notice of its acquisition of such Water facilities, to acquire such Water facilities at such price (including the assumption of such liabilities).  If Midstream does not give such notice to Producer on or before such 30th Day, Midstream shall be deemed to have waived its right to acquire such Water facilities, except in the case of a third party services offer as provided below, and (i) Producer shall have the right to own and operate such facilities to make available Water to the Oil and Gas Interests described in such notice in which Producer owns an interest and all other Oil and Gas Interests within the area within three miles of any such Oil and Gas Interest and/or (ii) Producer shall have the right to solicit proposals from a third party service provider to acquire, own, and operate such facilities to make available Water to the Oil and Gas Interests described in such notice in which Producer owns an interest and all Oil and Gas Properties in which Producer owns an interest within the area within three miles of any such Oil and Gas Property.   If Producer obtains any such third party proposal, it shall, by notice to Midstream, provide Midstream with all the terms and conditions thereof, and

6

Midstream shall have the right to elect, by notice to Producer on or before the 60th Day after its receipt of Producer’s notice containing the terms and conditions of such proposal, to acquire such Water facilities and provide such services on the same terms and conditions as those offered by the third party service provider.  If Midstream does not so elect on or before such 60th Day, Midstream shall be deemed to have waived its right to acquire such gathering facilities and provide such services, and Producer shall have the right to contract with such third party service provider to acquire such facilities and to provide such services on such terms and conditions to the Oil and Gas Interests described in such notice in which Producer owns an interest and all other Oil and Gas Interests within the area within three miles of any such Oil and Gas Interest.   If Midstream elects to acquire such Water facilities, the closing of Midstream’s purchase of such Water facilities from Producer shall take place as soon as reasonably practicable following Midstream’s exercise of its right to acquire such Water facilities.  From and after the closing of such purchase by Midstream, all Oil and Gas Properties owned by Producer the Water for which is being made available utilizing such water facilities as well as Oil and Gas Properties owned by Producer within the area within three miles of any such Oil and Gas Property shall become Service Area Properties, and such area, to the extent not in or part of the then-existing Service Area, shall become part of the Service Area, such Water facilities shall be deemed to be one or more System Segments and part of the Water Facilities, and the proposed Development Plan update included in Producer’s notice shall become part of the Development Plant.  In any transaction in which Producer so acquires Water facilities, Producer shall use reasonable efforts to cause the transaction documents for such acquisition to state a separate purchase price (and separately state any assumed liabilities) for such Water facilities.  If notwithstanding such reasonable efforts the transaction documents for such acquisition do not state a separate purchase price, the purchase price to be paid by Midstream to Producer for such Water facilities shall be equal to the Fair Market Value of such Water facilities, and Midstream shall assume all liabilities in respect of such Water facilities to the extent arising from the ownership and operation of such Water facilities and/or any occurrence from and after the closing of the purchase of such Water facilities by Midstream.

(b)                                 If at any time Producer desires to construct, own, and operate, or to have constructed and operated, Water facilities to make available Water to any Oil and Gas Interests in which Producer owns an interest outside the then-existing Service Area, Producer shall, by notice to Midstream specifying (i) the facilities it desires and the take points and delivery points it plans to connect, (ii) the Oil and Gas Interests owned by Producer to which Water is to be made available utilizing such facilities (including an update to the Development Plan reflecting such Oil and Gas Interests), and (iii) a proposed development plan for the Wells to be drilled on such Oil and Gas Interests during the period of at least 18 Months after such notice, offer to Midstream the opportunity to construct, own, and operate such facilities as part of the Water Facilities on the terms set forth in this Agreement.  Midstream shall have the right, to be exercised by notice to Producer on or before the 60th Day after Producer’s notice, to elect to construct, own, and operate such facilities.  If Midstream exercises such right, from and after the date of Midstream’s notice of exercise, the area within three miles of the Oil and Gas Properties described in such notice, to the extent not in or part of the then-existing Service Area, shall become part of the Service Area, such Water facilities as they are constructed shall be deemed to be part of the Water Facilities, and the proposed Development Plan update included in Producer’s notice shall become part of the Development Plan.  If Midstream does not give such notice to Producer on or before such 60th Day, Midstream shall be deemed to have waived its

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right to construct, own, and operate the facilities set forth in Producer’s notice as part of the Water Facilities on the terms set forth in this Agreement, except in the case of a third party services offer as provided below,  and (1) Producer shall have the right to construct, own, and operate such facilities to make available Water to the Oil and Gas Interests described in such notice or (2) Producer shall have the right to solicit proposals from a third party service provider to construct, own, and operate such facilities to make available Water to the Oil and Gas Interests described in such notice and to make available Water to all Oil and Gas Properties owned by Producer within the area within three miles of any such Oil and Gas Property.  If Producer obtains any such third party proposal, it shall, by notice to Midstream, provide Midstream with all the terms and conditions thereof, and Midstream shall have the right to elect, by notice to Producer on or before the 60th Day after its receipt of Producer’s notice containing the terms and conditions of such proposal, to construct, own, and operate such water facilities to make available Water to the Oil and Gas Interests described in such notice on the same terms and conditions as those offered by the third party service provider.  If Midstream does not so elect on or before such 60th Day, Midstream shall be deemed to have waived its right to provide such services, and Producer shall have the right to contract with such third party service to make available Water to the Oil and Gas Interests described in such notice and to make available Water to all Oil and Gas Properties owned by Producer within the area within three miles of any such Oil and Gas Property.

(c)                                  Midstream shall have the right at any time after the Effective Date to notify Producer that Midstream desires to increase the scope of this Agreement to include the treatment, handling, and/or disposal of flowback water, produced water, and/or drilling fluids and/or other fluid waste handling services (“Water Treatment Services”).  Midstream shall have the right to give one or more such notices, each covering one or more such types of services.  On or before the 30th Day after any such notice, Producer shall by notice to Midstream request from Midstream a proposal to provide the type or types of Water Treatment Services specified in the Midstream notice to the extent that Producer is then utilizing Water Treatment Services of such type (such notice, a “Request for Proposal”), and thereafter Producer shall provide a further Request for Proposal each time that it desires any such Water Treatment Services in addition to those covered in a prior Request for Proposal for such type of Water Treatment Services.  Each Request for Proposal shall specify the Water Treatment Services that Producer desires, the proposed terms and conditions on which such Water Treatment Services would be provided, and the Oil and Gas Interests with respect to which it desires such Water Treatment Services.  Midstream shall have the right, to be exercised by notice to Producer on or before the 60th Day after the Request for Proposal (such notice, a “Proposal Notice”), to make a proposal to provide such Water Treatment Services.  Concurrently with or following its Request for Proposal to Midstream, Producer may seek proposals from third parties to provide such Water Treatment Services on the same terms and conditions.  Producer shall not accept any such proposal from any third party for such Water Treatment Services unless (i) such third party’s offer is received on or before the 60th day after the Request for Proposal, is on the same terms and conditions as the Request for Proposal, and offers fees for such Water Treatment Services that are better for Producer than those offered by Midstream in its Proposal Notice, (ii) Producer, by notice to Midstream, provides a copy of such third party proposal to Midstream, and (iii) Midstream does not, by notice to Producer on or before the 30th Day after notice of such third party offer is received from Producer, offer to provide such Water Treatment Services for fees at least equal to those proposed by the third party. If Midstream’s proposal is accepted or if Midstream matches a

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third party offer, Midstream and Producer shall document their agreement for Midstream to provide such services on the terms and conditions in the Request for Proposal and the Proposal Notice.

Section 2.4                                   Priority of Services.  All Services provided under this Agreement shall be Firm Services.

ARTICLE 3
SERVICES; WATER FACILITIES EXPANSION AND CONNECTION OF DELIVERY POINTS

Section 3.1                                   Midstream Service Commitment.  Subject to and in accordance with the terms and conditions of this Agreement, Midstream commits to providing the following services (collectively, the “Services”) to Producer:

(a)                                 take, or cause to be taken, at each Take Point on each Day, Water in a quantity at least equal to the lesser of (i) the maximum capacity of the Take Point Facilities as they then exist at such Take Point on such Day, (ii) the maximum volume of Water that may be taken at such Take Point in accordance with Producer’s rights to take Water at such Take Point, including Applicable Laws and/or any relevant Governmental Approval, and (iii) such volume of Water as shall be nominated by Producer in accordance with this Agreement;

(b)                                 make available or cause to be made available, by underground or surface water lines and through the use of System Retention Facilities if applicable, such Water at the Delivery Points nominated by Producer in accordance with this Agreement in the quantities specified by Producer, up to the Maximum BPM Rate; and

(c)                                  permit Producer to remove such Water from the System Retention Facilities by truck for use in its hydraulic fracturing operations (and for no other use).

Section 3.2                                   Water Availability and Quantity.  The obligation of Midstream to perform the Services is subject to the conditions that (a) Producer has obtained all necessary rights, including all Governmental Approvals (but excluding any leases, easements, or other real property rights necessary for the location of Take Point Facilities, which, subject to the other provisions of this Agreement, shall be the obligation of Midstream), to take Water from the Take Points in sufficient volumes to make available Water at the Delivery Points in the volumes specified in Section 3.1(b) and (b) the quality of the Water available to be taken at such Take Points is at all times in compliance with the Water Quality Standards.  Midstream shall be relieved of its obligations to provide the Services to the extent that it is prevented from doing so because either of such conditions is not satisfied at any time.

Section 3.3                                   Development Plan; Water Facilities Plan; Exchange and Review of Information.

(a)                                 The Initial Development Plan describes Producer’s planned development and drilling activities relating to the Service Area Properties through the date that is 18 months after the Effective Date (such plan, as updated as hereinafter provided, and including any proposed development plan that becomes part of the Development Plan pursuant to Section 2.3,

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the “Development Plan”).  Following the Effective Date, Producer shall provide Midstream an updated Development Plan describing the planned development and drilling activities relating to the Service Area Properties for the 18-Month period commencing on the date of such updated Development Plan on or before the last Day of each Month.  Each Development Plan will include (i) information as to the Wells that Producer expects will be drilled during such period (each such Well reflected in a Development Plan, a “Planned Well”), information as to each Well Pad expected to be constructed during such period (each such Well Pad reflected in a Development Plan, a “Planned Well Pad”) and the approximate locations thereof, and the earliest date on which one or more Planned Wells at each such Planned Well Pad are expected to be completed and (ii) good faith and reasonable forecasts of the periods of time during which Water will be required at each Well Pad for the purpose of hydraulic fracturing operations for all Planned Wells on such Well Pad and the volumes of Water that will be required for such Planned Wells during the 18-Month period following the date of such Development Plan (to the extent not previously provided or, if earlier provided, as revised in Producer’s good faith estimation).  Producer shall make its representatives available to discuss the Development Plan from time to time with Midstream and its representatives, in order to facilitate advance planning for expansion or improvement of the Water Facilities and to address other matters relating to the construction and installation of additions to the Water Facilities.  Producer may provide updated or amended Development Plans to Midstream at any time and shall provide its then-current Development Plan to Midstream from time to time on or prior to the fifth (5th) Business Day after Midstream’s request therefor.

(b)                                 Attached hereto as Exhibit E is a Water Facilities plan describing and/or depicting the Water Facilities, including all Take Points, pipelines, Retention Facilities, Delivery Points, rights of way for surface Water lines, and all Pumping Stations and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “Water Facilities Plan”).  Based on the Development Plans and such other information about the expected development of the Service Area Properties as shall be provided to Midstream by or on behalf of Producer, Midstream shall periodically update the Water Facilities Plan.  Without limiting the generality of the foregoing, Midstream shall ensure that the Water Facilities Plan reflects each Monthly Development Plan not later than 30 Days after such Development Plan is delivered. Midstream shall make the Water Facilities Plan available for inspection by Producer and its representatives from time to time and shall make representatives of Midstream available to discuss the Water Facilities Plan from time to time with Producer and its representatives.  Midstream shall provide Producer updates not less frequently than Monthly on the progress of work on all facilities necessary to connect the Water Facilities to Delivery Points at the Planned Well Pads as set forth in the then-current Water Facilities Plan.

(c)                                  The Parties recognize that the plans for the development of the Service Area Properties set forth in the Development Plans, as well as all information provided by Producer to Midstream regarding its intentions with respect to the development of the Service Area Properties, are subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration, and scope of the planned activities of Midstream.  The exchange of such information and any changes thereto shall not give rise to any

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rights or liabilities as between the Parties except as expressly set forth in this Agreement, and Midstream shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Water Facilities expansion projects, including the acquisition of rights of way, equipment, and materials.  Without limiting the generality of the foregoing, Producer has no obligation to Midstream under this Agreement to develop or produce any Hydrocarbons from the Service Area Properties or to pursue or complete any drilling or development on the Service Area Properties, whether or not envisioned in the Development Plan.

Section 3.4                                   Expansion of Water Facilities; Connection of Delivery Points.

(a)                                 The Water Facilities shall be designed, developed, and constituted for the purpose of providing Services as and when needed to provide Water to the Service Area Properties, and Midstream shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to plan, procure, construct, install, own, and operate the Water Facilities so as to timely connect the Water Facilities to the Delivery Points at all Planned Well Pads and timely commence providing the full scope of Services with respect to all the Planned Wells in accordance with this Section 3.4; provided, that the foregoing shall not preclude Midstream from also designing, developing and constituting the Water Facilities to services to third parties.

(b)                                 Midstream shall be obligated to connect the Water Facilities to Delivery Points at a particular Well Pad only if Midstream has received from Producer a notice in the form of Exhibit F hereto (or in such form as Producer and Midstream shall otherwise agree from time to time) stating that Producer intends to drill, complete, and carry out hydraulic fracturing operations on such Wells at such Well Pad (a “Connection Notice”) and setting forth the target date for the commencement of hydraulic fracturing operations (the “Target Commencement Date”) at such Well Pad and the volumes of Water to be made available at the Delivery Points starting on such Target Commencement Date.  Following receipt of a Connection Notice, Midstream shall cause the necessary facilities to be constructed to connect the Water Facilities to the Delivery Points at the Well Pads referred to in such Connection Notice and to commence the Services with respect to such Delivery Points.  Such facilities shall be able to make Water available to the Delivery Point at the Planned Well Pad as soon as reasonably practicable following the Connection Notice and in any event on or before the later to occur of (1) the Target Commencement Date with respect to such Planned Well Pad, (2) the date that is 180 Days after the Connection Notice, (3) for any Well Pad located in the Initial Service Area but in any area outside the area described in Exhibit A as the “core area”, the date specified for such area in Exhibit A, (4) for any Well Pad located outside the Initial Service Area, the date that is 18 months after the area in which such Well Pad is located became part of the Service Area, and (5) the date on which the initial Planned Well(s) at such Planned Well Pad has reached its projected depth and is ready for completion and hydraulic fracturing operations (the later of such dates, with respect to such Planned Well Pad, the “Completion Deadline”).  Midstream shall provide Producer notice promptly upon Midstream’s becoming aware of any reason to believe that it may not be able to connect a Planned Well Pad to the Water Facilities by the Target Commencement Date therefor or to otherwise complete all facilities necessary to provide the full scope of Services with respect to the Delivery Points at such Planned Well Pad by the Target Commencement Date therefor.  If and to the extent Midstream is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is

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inconsistent with the cooperation requirements of Section 3.9, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Midstream’s completion and making available of such facilities was delayed by such events or actions.  If such facilities are not completed and made available by the Completion Deadline, as Producer’s sole and exclusive remedies for such delay,

(i)                                     if Midstream notifies Producer that the required volumes of Water are available at a System Retention Facility, Producer shall have the right to pick up such volumes of Water at such System Retention Facility and truck it to the Delivery Point at the Well Pad, in which case the Producer’s actual cost of trucking such Water to such Delivery Point shall be deducted from the Delivery Point Fee or the Cost of Service Fee, as applicable; or

(ii)                                  if the required volumes of Water are not available at a System Retention Facility as provided in clause (i) above, Producer shall have the right to obtain Water from sources other than Midstream for hydraulic fracturing operations at such Well Pad and truck such Water to such Well Pad until such time as the Delivery Point at such Well Pad is connected to the Water Facilities and the Water Facilities are ready to make available Water at such Delivery Point and to commence the Services with respect thereto, in which case Producer shall be entitled to recover from Midstream the excess, if any, of its costs of obtaining such Water and trucking such Water to such Well Pad over the Delivery Point Fee or the Cost of Service Fee, as applicable, that it would have been obligated to pay Midstream for the same volumes of Water; or

(iii)                               Producer shall have the right to complete the procurement, construction and/or installation of any rights or facilities necessary to connect the Delivery Point at the relevant Planned Well Pad to the Water Facilities and to permit Water to be made available at such Delivery Point, in which case Midstream shall pay to Producer an amount equal to 115% of all reasonable costs and expenses incurred by Producer in so procuring, constructing, and/or installing such rights and facilities, and Producer shall convey all such rights and facilities to Midstream and such rights and facilities shall thereafter be part of the Water Facilities.

The remedies set forth in clauses (i), (ii) and (iii) above shall be applicable to Wells with Completion Deadlines that are 180 Days or more after the Effective Date.  Once a Well Pad is connected to the Water Facilities, Midstream shall maintain such connection until such time as Producer has advised Midstream that all hydraulic fracturing operations have been completed on all Planned Wells at such Well Pad; provided that Midstream shall have the right to remove and re-lay temporary surface water lines from time to time as long as no delay or disruption in Producer’s hydraulic fracturing operations results therefrom.

(c)                                  If the actual commencement of hydraulic fracturing operations at a particular Well Pad is delayed more than 30 Days after the Target Commencement Date for such Well Pad and the Water Facilities are connected to the Delivery Point at such Well Pad and available to commence providing the Services with respect to the Planned Wells on such Well Pad prior to the date such initial Planned Well is ready for hydraulic fracturing, Midstream shall be entitled to a fee equal to interest per annum at the Wall Street Journal prime rate on the

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incremental cost and expense incurred by Midstream to procure, construct and install the relevant rights and facilities to connect to such Well Pad and to cause such facilities to be available to commence providing Services thereto for the number of Days after the Target Commencement Date until the Day that hydraulic fracturing of the first Well at such Well Pad has commenced; provided, however, that if hydraulic fracturing of such Well has not commenced by the date that is six months after the Target Commencement Date for such Well or, as of an earlier date, Producer notifies Midstream that it has elected not to fracture any Planned Wells at such Planned Well Pad, Producer shall pay to Midstream an amount equal to 115% of all reasonable incremental costs and expenses incurred by Midstream in procuring, constructing and installing such rights and facilities to connect the Water Facilities to such Planned Well Pad and to cause such facilities to be available to commence providing Services thereto, and Midstream shall assign, transfer, and deliver to Producer all rights and facilities (including equipment, materials, work in progress, and completed construction) the costs and expenses of which have so been paid by Producer, to Producer.  If Producer so pays Midstream and later completes a Well at such Well Pad which it desires to hydraulically fracture, or if such facilities are later used to connect and hydraulically fracture a Well at a different Planned Well Pad or for a third party, Midstream shall refund to Producer such amount paid by Producer, and Producer shall retransfer such rights and facilities to Midstream.

(d)                                 A Connection Notice shall be deemed to have been given for the Planned Wells set forth on Exhibit G hereto, the Target Commencement Date for which shall be as set forth Exhibit G.  Such Connection Notice shall be deemed to have been given for each such Planned Well 180 Days prior to such Target Commencement Date.

Section 3.5                                   Take Points.  Midstream shall be obligated, at Midstream’s cost, to provide Take Point Facilities with respect to the Take Points set forth on Exhibit C.  All such Take Points shall be provided with all Take Point Facilities (including any Measurement Facilities) necessary to take volumes of Water set forth for each such Take Point on Exhibit C (with all expansions of capacity at such Take Point Facilities, being at Producer’s sole, cost, risk, and expense).  Producer shall have right from time to time to specify in the Development Plan or in a Connection Notice that an additional Take Point shall be added and that Water from such Take Point shall be made available to Delivery Points connected to a particular System Segment.  If Producer so specifies, Midstream shall, at Producer’s sole cost, risk, and expense, provide Take Point Facilities for such Take Point and a connection between such Take Point Facilities and such System Segment.

Section 3.6                                   Retention Facilities.  The Water Facilities Plan will describe the Retention Facilities that will be required to permit Midstream to provide the Services in accordance with this Agreement (each, a “Required Retention Facility”).  Midstream shall install such Required Retention Facilities and shall operate and maintain such Required Retention Facilities (each such Required Retention Facility so installed by Midstream, a “System Retention Facility”).  For the avoidance of doubt, Midstream shall have the right at any time to add additional retention facilities to the Water Facilities as it deems necessary or appropriate to provide the Services and such services as it is providing to third parties.

Section 3.7                                   Pumping Facilities.  The Water Facilities Plan will describe the pumping facilities that will be required in order for Water to be made available at the Delivery Points at

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the delivery rates specified in Section 3.1(b) (each a”Required Pumping Station”).  Midstream shall install each such Required Pumping Station and shall operate and maintain each Required Pumping Station (each such Required Pumping Station so installed by Midstream, a “System Pumping Station”).  For the avoidance of doubt, Midstream shall have the right at any time to add additional pumping facilities to the Water Facilities as it deems necessary or appropriate to provide the Services and such services as it is providing to third parties.

Section 3.8                                   Right of Way and Access.  Midstream is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels, and other rights in land right necessary to construct, own, and operate the Water Facilities, and all such rights in land shall be solely for use by Midstream and shall not be shared with Producer, except as otherwise agreed by Midstream; provided that Producer hereby grants, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of material expense, an easement and right of way upon all lands covered by the Service Area Properties, for the purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting, and removing all or any portion of the Water Facilities, including all pipelines, meters, and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Midstream shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel.  Producer shall not have a duty to maintain the underlying agreements (such as leases, easements, and surface use agreements) that such grant of easement or right of way to Midstream is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights.  Notwithstanding the foregoing, (i) Producer will assist Midstream to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.9, (ii) to the extent that Producer agrees that Midstream’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites, and (iii) Producer shall use reasonable efforts to involve Midstream in Producer’s negotiations with the owners of lands covered by the Service Area Properties so that Producer’s surface use agreements and Midstream’s rights of way with respect to such lands can be concurrently negotiated and obtained. Without limiting the generality of the foregoing, Producer agrees to make space available at each Delivery Point sufficient for Midstream to install and construct pig receiving and other facilities necessary for Midstream to pig the Water Facilities to each Delivery Point.

Section 3.9                                   Cooperation.  Because of the interrelated nature of the actions of the Parties required to obtain the necessary permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Planned Well and construct the required extensions of the Water Facilities to each Planned Well Pad, the Parties agree to work together in good faith to obtain such permits, authorizations, consents and rights of way as expeditiously as reasonably practicable, all as provided herein.  The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such permits, authorizations, consents and rights of way.

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ARTICLE 4
TERM

Section 4.1                                   Term.  This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until the twentieth (20th) anniversary of the Effective Date and from year to year thereafter (with the initial term of this Agreement deemed extended for each of any such additional year) until such time as this Agreement is terminated, effective upon an anniversary of the Effective Date, by notice from either Party to the other Party on or before the one hundred eightieth (180th) Day prior to such anniversary.

ARTICLE 5
FEES AND CONSIDERATION

Section 5.1                                   Fees.

(a)                                 Subject to the other provisions of this Agreement, including Section 5.1(c), Producer shall pay Midstream each Month in accordance with the terms of this Agreement, for all Services provided by Midstream during such Month, an amount equal to the sum of the following:

(i)                                     The product of (A) the aggregate volume of Water, stated in Barrels, made available by Midstream to the Delivery Points during such Month multiplied by (B) $[3.50] (as may be increased or decreased in accordance with Section 5.1(b), the “Delivery Point Fee”); and

(ii)                                  The product of (A) the aggregate volume of Water, stated in Barrels, picked up by Producer at the System Retention Facilities as contemplated by Section 3.1(c) during such Month multiplied by (B) $[3.00] (as may be increased or decreased in accordance with Section 5.1(b), the “Retention Facility Fee”).

(b)                                 After each of the first five (5) Contract Years, one hundred percent (100%), and after the sixth (6th) Contract Year and each Contract Year thereafter, fifty-five percent (55%) of the Delivery Point Fee and the Retention Facility Fee shall be adjusted up or down on an annual basis in proportion to the percentage change, from the preceding year, in the All Items Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, 1982-84 = 100, as published by the United States Department of Labor, Bureau of Labor Statistics (“CPI”). Such adjustment shall be made effective upon the first Day of each Contract Year commencing in the Contract Year beginning in [2015](1), and shall reflect the percentage change in the CPI as it existed for June of the preceding Contract Year from the CPI for the second immediately preceding June; provided, however, that the Delivery Point Fee and the Retention Facility Fee shall never be less than the initial fees stated in Section 5.1(a); nor shall such fees be increased or decreased by more than 3% in any given Contract Year.

(1)  Date to be changed to the calendar year after this Agreement is entered into; however, if this Agreement is entered into after December 31, 2013, the Delivery Point Fee stated in Section 5.1 shall be escalated for the period from the date the Contribution Agreement between Midstream and Producer is entered into to the date this Agreement is entered into.

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(c)                                  Notwithstanding the foregoing provisions of this Section 5.1 or any other provision to the contrary in this Agreement, Midstream shall have the right to elect to be paid for some or all Services on a cost of service basis to the extent set forth in this Section 5.1(c).  Midstream shall have the right to elect to be paid on a cost of service basis for any Services other than Services offered in respect of the Delivery Points at the Planned Well Pads set forth in the Initial Service Area, all of which Services shall be performed for the volumetric fees set forth in Section 5.1(a) and Section 5.1(b).  With respect to any other Services, Midstream may elect, by notice to Producer at least three (3) Months prior to the commencement of any Contract Year or, in the case of any water facilities acquired by Midstream pursuant to Section 2.3(a), in the notice given by Midstream in accordance with such Section that Midstream will acquire such water facilities, to be paid on a cost of service basis for the Services specified in such notice commencing at the beginning of such Contract Year or with the acquisition of such facilities, as applicable, and continuing for the remaining term of this Agreement, but only with respect to the facilities so acquired or discrete parts of the Water Facilities (each, a “CS Facility”) that are placed into service or acquired during such Contract Year or a later Contract Year, as applicable.  The Services specified in such notice may be of any scope determined by Midstream in its sole discretion and may include all eligible Services or any part thereof and may include, by way of example only, making Water available at a particular Delivery Point or group of Delivery Points, providing additional System Retention Facilities or System Pumping Facilities, connecting additional Take Points, and any other subset of the Services determined by Midstream, in each case subject to the foregoing sentence.  All Services provided from time to time on a cost of service basis shall be bundled together for purposes of calculating a single Monthly cost of service fee (the “Cost of Service Fee”), which shall be calculated with respect to each Contract Year as set forth in Exhibit H attached hereto.

ARTICLE 6
CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1                                   Operational Control of Midstream’s Facilities.  Subject to the terms and conditions of this Agreement, Midstream shall design, construct, own, operate, and maintain the Water Facilities at its sole cost and risk.  Midstream shall be entitled to full and complete operational control of its facilities and shall be entitled to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 6.2                                   Maintenance.  Midstream shall be entitled, without liability, to interrupt its performance hereunder to perform necessary or desirable inspections, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Midstream deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer will not be affected.  Before the beginning of each calendar year, Midstream shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.  On or before the 10th Day before the end of each Month, Midstream shall provide Producer with its projected maintenance schedule for the following Month.

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Section 6.3                                   Third Party Services; Capacity Allocations on the Water Facilities.

(a)                                 Subject to this Section 6.3 and the other provisions of this Agreement, Midstream has the right to contract with other Persons to perform services utilizing the Water Facilities on an Interruptible Service basis.

(b)                                 If on any Day the total volumes of Water that Midstream has agreed to take from all System Take Points on a particular System Segment, including the volumes Midstream is obligated to take pursuant to Section 3.1(a), for any reason (including Maintenance, Force Majeure, or any foreseen or unforeseen reduction in capacity) exceed the capacity of such System Segment, including any System Retention Facilities located on such System Segment, Midstream shall reduce the volumes taken from all the System Take Points pursuant to its agreements with third parties prior to any reduction in the amounts taken at the Take Points pursuant to this Agreement.

(c)                                  To the extent that the volumes of Water that Midstream has agreed to make available at the System Delivery Points on a particular System Segment, including the volumes that Midstream is obligated to make available at the Delivery Points pursuant to Section 3.1(b), for any reason (including Maintenance, Force Majeure, or any foreseen or unforeseen reduction in capacity) exceed the capacity of such System Segment to make available Water at the System Delivery Points, then Midstream shall interrupt or curtail volumes of Water made available to System Delivery Points other than the Delivery Points prior to any reduction in the amounts made available at the Delivery Points.

(d)                                 Except as otherwise provided in this Section 6.3, Midstream shall be free to use any Water present in the Water Facilities to satisfy its obligations to Producer and any third party and shall not be obligated to ensure that Water taken from any Take Point is utilized only to perform Services for Producer; provided, however, that Midstream shall comply with any restrictions on the use of any Water taken from any Take Point and made available to any third party, and ensure that such third party also so complies, to the extent that Producer has informed Midstream of such restrictions.

ARTICLE 7
DELIVERY RATES

Section 7.1                                   Delivery Rates.  Subject to the other provisions of this Agreement, Midstream shall construct and operate the Water Facilities in a manner so as to permit Water to be made available at the Delivery Points at delivery rates equal to or greater than the Maximum BPM Rate.

Section 7.2                                   Producer Facilities.  Producer, at its own expense, shall construct, equip, maintain, and operate all facilities necessary to receive Water into the tanks or other storage facilities located at the Delivery Points at delivery rates at least equal to the Maximum BPM Rate.  Producer shall be responsible at its own expense for disposing of any Water delivered to Producer to hereunder in the volumes and flow rates provided for hereunder but that Producer is unable to use or store.

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ARTICLE 8
NOMINATION

Section 8.1                                   Maximum Take Point Volumes.  Producer has informed Midstream of the maximum volume of Water that can be taken, if any, in accordance with Producer’s rights to take such Water, including any Applicable Law or Governmental Approval, at each of the currently existing Take Points. Producer shall inform Midstream of the maximum volume of Water that can be taken, if any in accordance with Producer’s rights to take such Water, including any Applicable Law or Governmental Approval, at each new Take Point established in accordance with Section 3.5.  Producer shall notify Midstream of any change to such maximum volumes immediately after Producer becomes aware of any such change.

Section 8.2                                   Take Point Nominations.  If Producer desires that Midstream take volumes of Water from any Take Point on any Day that are less than the greater of (a) the maximum capacity of the Take Point Facilities as they then exist at such Take Point on such Day and (b) the maximum volume of Water that may be taken on such Day at such Take Point in accordance with Producer’s rights to take Water at such Take Point, including Applicable Law and/or any relevant Governmental Approval, Producer may from time to time nominate Take Point volumes for such Take Point as it desires to be taken at each such Take Point, on not less than 5 Business Days’ notice to Midstream.

Section 8.3                                   Delivery Point Nominations.  If Producer desires that Midstream make available at any Delivery Point volumes of Water less than the volumes stated in the Connection Notice with respect to such Delivery Point, Producer may from time to time nominate Delivery Point volumes for such Delivery Point, on not less than 5 Business Days’ notice to Midstream.

ARTICLE 9
WATER QUALITY

Section 9.1                                   Take Point Water Standards.  Water at each Take Point shall be free from any contamination or any substances that would result in such Water being unsuitable for use in hydraulic fracturing operations in accordance with all then-applicable general industry practices, Applicable Laws, and Governmental Approvals, or that would result in any damage to the Water Facilities (the standards set forth in this Section 9.1 being called the “Water Quality Standards”).

Section 9.2                                   Non-Conforming Take Point Water.   If the Water quality at any Take Point does not conform to the Water Quality Standards, then Midstream will have the right to immediately discontinue taking Water at such Take Point as long as the Water at such Take Point continues to be non-conforming.  In the event that Midstream takes receipt of non-conforming Water at any Take Point, Producer agrees to be responsible for, and to defend, indemnify, release, and hold Midstream and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from such non-conforming Water.

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Section 9.3                                   Delivery Point Water Quality Standards.  Midstream shall make available Water at each Delivery Point that meets the Water Quality Standards, provided that Water at the Take Points meets the Water Quality Standards, and subject to the provisions of Section 9.4.

Section 9.4                                   Retention Facility Contamination.  Midstream shall use reasonable efforts to ensure that Water that is held in the System Retention Facilities is not subject to any contamination or pollution that would result in the Water held in the System Retention Facilities not meeting the Water Quality Standards.  Except to the extent that Midstream has failed to perform its obligations set forth in the immediately preceding sentence, Producer agrees to be responsible for, and to defend, indemnify, release, and hold Midstream and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature resulting from the quality of the Water in the System Retention Facilities, including any remediation obligation under any Applicable Laws relating to the environment.

ARTICLE 10
MEASUREMENT EQUIPMENT AND PROCEDURES

Section 10.1                            Equipment.  Midstream shall install, own, operate, and maintain Measurement Facilities (a) to measure the volumes of Water taken at each Take Point on each Day and (b) to measure the volumes of Water made available at each Delivery Point on each Day.  Producer shall have the right to install check Measurement Facilities at each Take Point and each Receipt Point, including the right to install check measurement equipment on Midstream’s meter tubes and orifice unions.  The changing and integration of the charts (if utilized for measurement purposes hereunder) and calibrating and adjusting of meters shall be performed by Midstream.

Section 10.2                            Units of Measurement. The unit of volume for measurement of Water made available hereunder shall be one Barrel.  Delivery rates shall be stated in Barrels per minute.

Section 10.3                            Notice of Measurement Facilities Inspection and Calibration.  Each Party shall give reasonable notice to the other Party in order that the other Party may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of volumes of Water under this Agreement.  The official electronic data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 10.4                            Measurement Accuracy Verification.

(a)                                 Each Party shall verify the accuracy of all Measurement Facilities owned by such Party no less frequently than quarterly.  Neither Party shall be required to cause adjustment or calibration of such equipment more frequently than once per Month, unless a special test is requested pursuant to Section 10.5.

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(b)                                 If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent (2%) of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by the Parties) and the total flow for the period redetermined in accordance with the provisions of Section 10.6.  If the period of error condition cannot be determined or agreed upon between the Parties, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the two percent (2%) error.

(c)                                  If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed two percent (2%) of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for volume determination purpose.

Section 10.5                            Special Tests.  In the event a Party desires a special test (a test not scheduled by a Party under the provisions of Section 10.4) of any Measurement Facilities, seventy-two (72) hours advance notice shall be given to the other Party and both Parties shall cooperate to secure a prompt test of the accuracy of such equipment.  If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 10.4(b), then the Party that requested the test shall pay the costs of such special test including any labor and transportation costs pertaining thereto.  If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 10.4(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 10.6.

Section 10.6                            Metered Flow Rates in Error.  If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service, or (iii) out of repair and the total calculated flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 10.4, the total volumes of Water made available shall be determined in accordance with the first of the following methods which is feasible:

(a)                                 By using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 10.4);

(b)                                 Where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Production from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

(c)                                  By correcting the error by re-reading of the official data, or by straightforward application of a correcting factor to the volumes recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

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(d)                                 By estimating the volumes, based upon volumes made available during periods of similar conditions when the meter was registering accurately.

Section 10.7                            Record Retention.  The Party owning the Measurement Facilities shall retain and preserve all test data, flow metering data, and similar records for any calendar year for a period of at least twenty-four (24) Months following the end of such calendar year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

ARTICLE 11
NOTICES

Section 11.1                            Notices.  Unless otherwise provided herein, any notice, request, invoice, statement, or demand which either Party desires to serve upon the other regarding this Agreement shall be made in writing and shall be considered as delivered (i) when hand delivered, or (ii) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), or (iii) if mailed by United States certified mail, postage prepaid, three (3) Business Days after mailing, or (iv) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party, or (v) when sent via email; provided, if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day.  Notwithstanding the foregoing, if a Party desires to serve upon the other a notice of default under this Agreement, or if Producer desires to serve upon Midstream a Connection Notice, the delivery of such notice shall be considered effective under this Section 11.1 only if delivered by any method set forth in items (i) through (iv) above.  Any notice shall be given to the other Party at the following address, or to such other address as either Party shall designate by written notice to the other:

Producer:	ANTERO RESOURCES CORPORATION
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

With copy to:	For water control, nominations & balancing:
Completion Supervisor
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

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Midstream:	ANTERO MIDSTREAM LLC
1615 Wynkoop Street
Denver, Colorado 80202

Attn: Chief Financial Officer
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For water control, nominations & balancing:
Scheduling Coordinator
Phone: (303) 357-7310
Fax Number: (303) 357-7315

For accounting, financial, and legal:
Controller
Phone: (303) 357-7310
Fax Number: (303) 357-7315

ARTICLE 12
PAYMENTS

Section 12.1                            Invoices.  Not later than the tenth (10th) Day following the end of each Month, Midstream shall provide Producer with a detailed statement setting forth the volumes of Water made available during such Month at the Delivery Points and the volumes of Water taken by Producer from the System Retention Facilities during such Month and the Delivery Point Fee, the Retention Facility Fee, and, if applicable, the Cost of Service Fee with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the extent available on such tenth (10th) Day (with Midstream being obligated to deliver any such supporting documentation that is not available on such tenth (10th) Day as soon as it becomes available).  Producer shall make payment to Midstream by the last Business Day of the Month in which such invoice is received.  Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Midstream to Producer in writing from time to time.  If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Midstream shall refund any amount of overcharge, and Producer shall pay any amount of undercharge, within thirty (30) Days after final determination thereof, provided, however, that no retroactive adjustment will be made beyond a period of twenty-four (24) Months from the date of a statement hereunder.

Section 12.2                            Right to Suspend on Failure to Pay.  If any undisputed amount due hereunder remains unpaid for sixty (60) Days after the due date, Midstream shall have the right to suspend or discontinue Services hereunder until any such past due amount is paid.

Section 12.3                            Audit Rights.  Either Party, on not less than thirty (30) Days prior written notice to the other Party, shall have the right at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of twelve (12) consecutive Months, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation

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or right pursuant to this Agreement.  The scope of any audit shall be limited to transactions affecting Water volumes hereunder or the Cost of Service Fee and shall be limited to the twenty-four (24) Month period immediately prior to the Month in which the notice requesting an audit was given.  All statements, allocations, measurements, computations, charges, or payments made in any period prior to the twenty-four (24) Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 12.4                            Payment Disputes.  In the event of any dispute with respect to any payment hereunder, Producer shall make timely payment of all undisputed amounts, and Midstream and Producer will use good faith efforts to resolve the disputed amounts within sixty (60) Days following the original due date.  Any amounts subsequently resolved shall be due and payable within ten (10) Days of such resolution.

Section 12.5                            Interest on Late Payments.  In the event that Producer shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue at an annual rate equal to ten percent (10%) from the date payment is due until the date payment is made.

Section 12.6                            Credit Assurance.  Midstream shall apply consistent evaluation practices to all similarly situated customers to determine the new Producer’s financial ability to perform its payment obligations under this Agreement.

(a)                                 If Midstream has reasonable grounds for insecurity regarding the performance of any obligation by Producer under this Agreement (whether or not then due), Midstream may demand Adequate Assurance of Performance from Producer, which Adequate Assurance of Performance shall be provided to Midstream within five (5) Days after written request.  If Producer fails to provide such Adequate Assurance of Performance within such time, then Midstream may suspend its performance under this Agreement until such Adequate Assurance of Performance is provided.  However, any action by Midstream shall not relieve Producer of its payment obligations.  The exercise by Midstream of any right under this Section 12.6 shall be without prejudice to any claims for damages or any other right under this Agreement.  As used herein, “Adequate Assurance of Performance” means any of the following, in Midstream’s reasonable discretion:

(i)                                     an irrevocable standby letter of credit in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder from a financial institution rated at least A- by S&P or at least A3 by Moody’s in a form and substance satisfactory to Midstream;

(ii)                                  cash collateral in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder to be deposited in an escrow account as designated by Midstream; Midstream is hereby granted a security interest in and right of set-off against all cash collateral, which is or may hereafter be delivered or otherwise transferred to such escrow account in connection with this Agreement; or

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(iii)                               a guaranty in an amount not to exceed an amount that is equal to sixty (60) Days of Producer’s payment obligations hereunder reasonably acceptable to Midstream.

(b)                                 The term of any security provided under this Section 12.6 shall be as reasonably determined by Midstream, but it shall never exceed sixty (60) Days, after which the security shall terminate (or in the case of cash collateral, be immediately returned by Midstream to Producer without further action by either Party).  Nothing shall prohibit Midstream, however, from requesting additional Adequate Assurance of Performance following the end of any such term, so long as the conditions triggering such a request under this Section 12.6 exist.

(c)                                  Should Producer fail to provide Adequate Assurance of Performance within five (5) Days after receipt of written demand for such assurance (which shall include reasonable particulars for the demand and documentation supporting the calculation of such amount demanded), then Midstream shall have the right (notwithstanding any other provision of this Agreement) to suspend performance under this Agreement until such time as Producer furnishes Adequate Assurance of Performance.

Section 12.7                            Excused Performance.  Midstream will not be required to perform or continue to perform Services, and Producer shall not be obligated to obtain Water under this Agreement, in the event:

(a)                                 the other Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b)                                 the other Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within ninety (90) Days of such filing; or

(c)                                  the other Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 13
FORCE MAJEURE

Section 13.1                            Suspension of Obligations.  In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Party promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

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Section 13.2                            Definition of Force Majeure.  The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections, riots, epidemics, landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings, crevasses, floods, washouts, civil disturbances, explosions, breakage or accident to wells, machinery, equipment or lines of pipe, the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe, freezing of wells, equipment or lines of pipe, inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, or government authorizations, any action or restraint by any Governmental Authority (so long as the Party claiming suspension has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with any Applicable Law), and any breach of any representation or warranty of Producer or any failure by Producer to perform any obligation of Producer under that certain [Contribution Agreement] dated [                      ], 2014, by and between Producer and Midstream.

Section 13.3                            Settlement of Strikes and Lockouts.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party having the difficulty.

Section 13.4                            Payments for Water Made Available.  Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Producer’s obligation to make payment for volumes of Water made available prior to such event of Force Majeure.

ARTICLE 14
INDEMNIFICATION

Section 14.1                            Midstream.  Subject to the terms of this Agreement, including Section 17.8, Midstream shall release, indemnify, defend, and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Midstream and (ii) any breach of this agreement by Midstream.

Section 14.2                            Producer.  Subject to the terms of this Agreement, including Section 17.8, Producer shall release, indemnify, defend, and hold harmless Midstream and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Producer and (ii) any breach of this agreement by Producer.

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ARTICLE 15
CUSTODY AND TITLE

Section 15.1                            Custody.  As among the Parties, Producer shall be in custody, control and possession of (i) Water until such Water is taken into the Water Facilities at the Take Points and (ii) Water after such Water is made available at the Delivery Points or until such Water is picked up by Producer at a System Facility.  As among the Parties, Midstream shall be in custody, control and possession of all Water in the Water Facilities at all other times. Except as otherwise provided in this Agreement, the Party having custody and control of Water under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Party and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Water when such Water is in its custody and control, including losses resulting from any negligent acts or omissions of any indemnified party, but excluding any losses to the extent caused by or arising out of the negligence, gross negligence, or willful misconduct of the indemnified party.

ARTICLE 16
PAYMENTS FOR WATER; TAXES

Section 16.1                            Payments for Water; Taxes.  To the extent that any Person is entitled to any payment in respect of Water taken from any Take Point, including any taxes, Producer shall pay or cause to be paid and agrees to hold Midstream harmless as to the payment of all such payments or taxes.  Midstream shall not become liable for such payments or taxes, unless designated to remit those taxes on behalf of Producer by any duly constituted Governmental Authority having authority to impose such obligations on Midstream, in which event the amount of such taxes remitted on Producer’s behalf shall be reimbursed by Producer upon receipt of invoice, with corresponding documentation from Midstream setting forth such payments.  Midstream shall pay or cause to be paid all taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Water Facilities.  Except as provided in Exhibit H attached hereto, neither Party shall be responsible nor liable for any taxes or other statutory charges levied or assessed against the facilities of the other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.  Notwithstanding the foregoing, to the extent that such payments or taxes relate to Water that is made available to a third party pursuant to Section 6.3(d), Midstream shall look only to such third party, and not to Producer, for payment or reimbursement of such payments and taxes to the extent relating to the Water made available to such third party, and shall use reasonable efforts to ensure that Water not subject to such payments and taxes is made available to Producer in preference to third parties.

ARTICLE 17
MISCELLANEOUS

Section 17.1                            Rights.  The failure of either Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

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Section 17.2                            Applicable Laws.  This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.  To the extent that the performance of the Services by Midstream shall at any point in time become prohibited or restricted by Applicable Laws or the provisions of any Governmental Approval, Midstream shall be relieved from its obligations to perform such Services.

Section 17.3                            Governing Law; Jurisdiction.

(a)                                 This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado without regard to choice of law principles.

(b)                                 The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in City and County of Denver, Colorado, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

Section 17.4                            Successors and Assigns.

(a)                                 This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

(b)                                 To the extent any Affiliate of Producer acquires any Oil and Gas Interests or any water facilities, Producer shall cause such Affiliate to comply with the obligations of Producer under Article 2 of this Agreement with respect to its Oil and Gas Interests and to enter into an agreement with Midstream substantially the same as this Agreement.

(c)                                  Except as set forth in Section 17.4(d) and Section 17.4(e), neither Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Party (which such consent shall not be unreasonably withheld, conditioned or delayed), and any assignment or attempted assignment made otherwise than in accordance with this Section 17.4 shall be null and void ab initio.

(d)                                 Notwithstanding the foregoing clause (c), Midstream may perform all services under this Agreement itself using its own water facilities and/or perform any or all such services through third parties, in which case references herein to the Water Facilities shall be deemed to be references to such facilities of the relevant third party.

(e)                                  Notwithstanding the foregoing clause (c):

(i)                                     Midstream shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer if such assignment is made to any Person to which the Water Facilities or any part thereof has been or will be transferred that assumes in writing all of Midstream’s obligations

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hereunder (if applicable, to the extent that part of the Water Facilities being transferred to such Person) and is (A) an Affiliate of Midstream or (B) a Person to which the Water Facilities has been or will be transferred who (1) hires (or retains, as applicable) operating personnel who are then operating the Water Facilities (or has similarly experienced operating personnel itself), (2) has operated for at least two (2) years prior to such assignment systems similar to the Water Facilities, or (3) contracts for the operation of the Water Facilities with another Person that satisfies either of the foregoing conditions (1) or (2) in this clause (B), provided in the case of an assignment pursuant to this clause (B), the assignee has creditworthiness as reasonably determined by Producer that is equal to the higher of Midstream’s creditworthiness as of the Effective Date and Midstream’s creditworthiness as of the date of the assignment.

(ii)                                  Midstream shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Midstream.

(iii)                               Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Midstream, to any Person to which it sells, assigns, or otherwise transfers all or any portion of the Service Area Properties and who (A) who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Service Area Properties being transferred to such Person) and (B) whose credit rating is equal to or greater than the greater of Producer’s credit rating as of the Effective Date and Producer’s credit rating as of the date of the assignment.

(f)                                   Upon an assignment by Midstream in accordance with Section 17.4(e)(i)(B) Midstream shall be released from its obligations under this Agreement to the extent of such assignment.  Upon an assignment by Producer in accordance with Section 17.4(e)(ii), Producer shall be released from its obligations under this Agreement to the extent of such assignment.

Section 17.5                            Severability.  If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (i) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (ii) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (iii) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by Applicable Law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 17.6                            Confidentiality.

(a)                                 Confidentiality.  Except as otherwise provided in this Section 17.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information

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disclosed to it by the other Party or obtained by it in the performance of this Agreement and relating to the other Party’s business (including Development Plans, Water Facilities Plans, and all data relating to the production of Producer) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the other Party.

(b)                                 Permitted Disclosures.  Notwithstanding Section 17.6(a) disclosures of any Confidential Information may be made by either Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement, provided such third person agrees in writing to be bound by the terms of this Section 17.6; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys, and banks, provided that such Persons are subject to a confidentiality undertaking consistent with this Section 17.6(b), or (viii) except for information disclosed pursuant to Article 3 of this Agreement, to a royalty, overriding royalty, net profits or similar owner burdening production from the Service Area Properties, provided such royalty, overriding royalty, net profits or similar owner, agrees in writing to be bound by the terms of this Section 17.6.

(c)                                  Notification.  If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 17.6(b)(ii) or (iii), it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)                                 Party Responsibility.  Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 17.6.

(e)                                  Public Announcements.  The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 17.6, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement.  The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement.  Nothing contained in this Section 17.6 shall be construed to require either Party to obtain approval of the other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with

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disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.

(f)                                   Survival.  The provisions of this Section 17.6 shall survive any expiration or termination of this Agreement; provided that other than with respect to information disclosed pursuant to Article 3, as to which such provisions shall survive indefinitely, such provisions shall survive only a period of one (1) year.

Section 17.7                            Entire Agreement, Amendments and Waiver.  This Agreement, including all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter.  This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement.  No waiver by either Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided.  No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 17.8                            Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 17.9                            Headings.  The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 17.10                     Rights and Remedies.  Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by Applicable Law.

Section 17.11                     No Partnership.  Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to either Party.

30

Section 17.12                     Rules of Construction.  In construing this Agreement, the following principles shall be followed:

(a)                                 no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)                                 examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)                                  the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)                                 the plural shall be deemed to include the singular and vice versa, as applicable; and

(e)                                  references to Section shall be references to Sections of this Agreement.

Section 17.13                     No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 17.14                     Further Assurances.  Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 17.15                     Counterpart Execution.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

31

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first set forth above.

ANTERO RESOURCES CORPORATION

Name:
By:
Title:

ANTERO MIDSTREAM LLC

Name:
By:
Title:

Water Services Agreement

Signature Page

EXHIBIT A

INITIAL SERVICE AREA

[attached]

1

2

EXHIBIT B

INITIAL WATER FACILITIES

1.             All existing or imminent buried Water pipelines and associated appurtenances.

2.              All existing or imminent temporary surface Water pipeline and associated appurtenances.

3.              All Water pipeline and associated appurtenances contained in inventory and designated for future Water pipeline projects.

4.              All existing or imminent pump stations, transfer pumps, or booster pumps that are designated for the transfer of Water up to the Producer’s receiving tanks/pits.

5.              All pump stations, transfer pumps, or booster pumps that are contained in inventory and designated for the future transfer of Water up to the Producer’s receiving tanks/pits.

6.              All existing or imminent operational equipment, tools, telemetry devices, vehicles necessary for operation of the line.

7.              All existing or imminent surface use agreements for withdrawal points, access roads, impoundments, pump stations, maintenance shops, laydown or staging yards and surface feature access pads.

8.              Fresh Water Impoundments (“FWIs”) (status as of October 10, 2013):

FWIs built and in-service:

1.              Harshbarger North FWI

2.              Harshbarger South FWI

3.              Marsden FWI

4.              Quinn FWI

5.              Bonnell FWI

FWIs — constructing:

1.              Hinter Heirs South FWI

2.              Hinter Heirs North FWI

3.              Pearl Jean South FWI

1

4.              Pearl Jean North FWI

5.              Annie Horizontal FWI

6.              Lake FWI

7.              Nimorwicz West FWI

8.              Nimorwicz East FWI

9.              Foreman FWI

10.       Bee Lewis FWI

Planning/Permitting/waiting on release/waiting on SUA:

1.              John Richards Centralized Pit (produced water storage)

2.              Whitehair FWI

3.              Hartley West FWI

4.              Melody FWI

5.              Spiker FWI

6.              Heflin FWI

7.              James Webb FWI

8.              Lemley FWI

2

EXHIBIT C

TAKE POINTS

Fresh Water Impoundments (status as of October 10, 2013)

FWIs built and in-service

1.                                      Harshbarger North FWI

2.                                      Harshbarger South FWI

3.                                      Marsden FWI

4.                                      Quinn FWI

5.                                      Bonnell FWI

FWIs — constructing

1.                                      Hinter Heirs South FWI

2.                                      Hinter Heirs North FWI

3.                                      Pearl Jean South FWI

4.                                      Pearl Jean North FWI

5.                                      Annie Horizontal FWI

6.                                      Lake FWI

7.                                      Nimorwicz West FWI

8.                                      Nimorwicz East FWI

9.                                      Foreman FWI

10.                               Bee Lewis FWI

Planning/Permitting/waiting on release/waiting on SUA

1.                                      John Richards Centralized Pit (produced water storage)

2.                                      Whitehair FWI

3.                                      Hartley West FWI

4.                                      Melody FWI

5.                                      Spiker FWI

6.                                      Heflin FWI

7.                                      James Webb FWI

8.                                      Lemley FWI

1

West Virginia

1.                                      Ohio River at Ben’s Run Withdrawal Site (Tyler County), reference NOAA Website — Willow Island Lock and Dam

Min Gauge Reading:  6,468 cfs

Maintain local pass-by of 6,468 cfs

Max. pump rate:  7.48 cfs (3,360 gpm)

2.                                      West Fork River at JCP Withdrawal Site (Harrison County), reference USGS Station Number 03061000

Min Gauge Reading:  175.00 cfs

Maintain local pass-by of 146.25 cfs

Max. pump rate: 4.46 cfs (2,000 gpm)

3.                                      West Fork River at McDonald Withdrawal Site (Harrison County), reference USGS Station Number 03061000

Min Gauge Reading:  175.00 cfs

Maintain local pass-by of 106.30 cfs

Max. pump rate: 6.68 cfs (3,000 gpm)

4.                                      West Fork River at GAL Withdrawal Site (Harrison County), reference USGS Station Number 03061000

Min Gauge Reading:  175.00 cfs

Maintain local pass-by of 105.39 cfs

Max. pump rate: 4.46 cfs (2,000 gpm)

5.                                      Middle Island Creek at Dawson Withdrawal Site (Tyler County), reference USGS Station Number 03114500

Min Gauge Reading:  76.03 cfs

Maintain local pass-by of 28.83 cfs

Max. pump rate: 6.68 cfs (3,000 gpm)

6.                                      Middle Island Creek at Mees Withdrawal Site (Pleasants County), reference USGS Station Number 03114500

2

Min Gauge Reading:  52.59 cfs

Maintain local pass-by of 47.63 cfs

Max. pump rate: 7.48 cfs (3,360 gpm)

7.                                      McElroy Creek at Forest Withdrawal (Tyler County), reference USGS Station Number 03114500

Min Gauge Reading:  74.77 cfs

Maintain local pass-by of 13.10 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

8.                                      McElroy Creek at Sweeney Withdrawal (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  69.73 cfs

Maintain local pass-by of 6.66 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

9.                                      Meathouse Fork at Gagnon Withdrawal Site (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  71.96 cfs

Maintain local pass-by of 13.10 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

10.                               Meathouse Fork at Whitehair Withdrawal Site (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  69.73 cfs

Maintain local pass-by of 7.28 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

11.                               Tom’s Fork at Erwin Withdrawal (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  69.73 cfs

Maintain local pass-by of 0.59 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

3

12.                               Arnold Creek at Davis Withdrawal Site (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  69.73 cfs

Maintain local pass-by of 3.08 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

13.                               Buckeye Creek at Powell Withdrawal Site (Doddridge County), reference USGS Station Number 03114500

Min Gauge Reading:  69.73 cfs

Maintain local pass-by of 4.59 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

14.                               South Fork of Hughes River at Knight Withdrawal Site (Ritchie County), reference USGS Station Number 03155220

Min Gauge Reading:  39.80 cfs

Maintain local pass-by of 1.95 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

15.                               North Fork of Hughes River at Davis Withdrawal Site (Ritchie County), reference USGS Station Number 03155220

Min Gauge Reading:  35.23 cfs

Maintain local pass-by of 2.19 cfs

Max. pump rate: 2.23 cfs (1,000 gpm)

4

Ohio

High Priority

Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Buffalo Creek 4	39.811790	-81.467680	Registered	Complete	Complete	Obtained	Complete	Pending	4	Complete	2.00	Pending	Pending	Pending	02487	467877787	James E & Rosemary L Johnson	Issue with pricing, currenlty considering Buffalo Creek Arnold location
Buffalo Creek-Arnold	39.863557	-81.526403	Registered	Complete	Complete	Obtained	Pending	Pending	12	Pending	2.00	Pending	Pending	Pending	02628	05-21125.002	Michael R & Judy M Arnold	Registration and design complete. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.
East Fork Duck Creek-6	39.645811	-81.309128	Registered	Complete	Complete	Obtained	Complete	In place	14	Complete	2.00	Completed	Pending	Pending	02543	467869656	Christopher A & Paula D Vetter

Waiting on Rettew Survey which is a field markout i.e. stakes in ground. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.

Jordan Jones 1	39.763746	-81.200327	Registered	Complete	Complete	Obtained	Complete	In place	NA	N/A	0.500	NA	NA	Approved	02458	408880971	Gary A & Nancy S Or Survivor Rubel	Rettew - What is appropriate drawdown, pulled at times 500,000 GPD on last frac, Rettew recommends drawdown of no more than 1/2 vol.
Kerry Brown Withdrawal	39.58746	-80.97836	Registered	Complete	Complete	Obtained	Complete	In place	NA	N/A	2.000	NA	NA	Approved	02449	408891558	Guy L & Josephine G Or Survivor Brown	Is built, no plans to use, when Grimes built will cancell registration and SUA
Lewis Grimes Rock Quarry	39.505552	-81.087615	Registered	Complete	Complete	Obtained	Complete	In place	NA	N/A	2.000	Pending	NA	Approved	02450	150057020000	John Grimes	Authorized to do construction. Design complete.
Opossum Run	39.869684	-81.420662	Registered	Complete	Complete	Obtained	Complete	In place	15	Complete	1.200	NA	NA	Approved	02452	467879431	Wayne F & Martha J Miley

Will be utilized during storm events in the summer months. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.

Rubel 4	39.780167	-81.196681	Registered	Complete	Complete	Obtained	Complete	Pending	NA	N/A	0.250	NA	NA	TBD	02451	408891675	Gary A & Nancy S Or Survivor Rubel	Rubel reviewing agreement, has not been used, is truck loadout
Rubel Pad Ground Water Withdrawal	39.833172	-81.302765	Registered	Complete	Complete	Obtained	Complete	In place	NA	N/A	0.750	NA	NA	NA	02550	408880908	Gary A & Nancy S Or Survivor Rubel	Used to fill Rubel FWI, can pipe from Carpenter to Rubel FWI only. Sampled on 9/19. Expecting results the week of 9/30. Per ODNR, Rettew will unregister source at the end of the year.
Seneca Fork Wills Creek - 2	39.931389	-81.457222	Registered	Complete	Complete	Obtained	Complete	In place	13	Complete	2.00	Completed	NA	Approved	02481	31-00426	Julia J Postlethwait	Broken weld down on bridge, county to fix bridge, will be shut down, using staff gage at bridge.
Skin Creek-1 (Rubel)	39.83223	-81.30409	Registered	Complete	Complete	Complete	Complete	In place	18	Complete	1.00	NA	NA	NA	02555	408880908	Gary A & Nancy S Or Survivor Rubel	Next to Rubel pad, used to fill Rubel FWI. Staff gage decommissioned on 9/25. Per ODNR, Rettew will unregister source at the end of the year.
Slope Creek Reservoir (Barnesville #3)	39.907492	-81.165197	Registered	Complete	Complete	Obtained	Pending	Pending	NA	NA	2.00	NA	Pending	Pending	02629	37-60021.000	The Village of Barnesville	Registration and design complete.
South Fork (Carpenter)	39.813710	-81.307880	Registered	Complete	Complete	Obtained	Complete	In place	19	Complete	2.00	2/20/2013	2/20/2013	2/22/2013	02488	408885365	Wallace R & Judy A Or Survivor Carpenter

Across road from Carpenter pad - direct fill to Carpenter FWI. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.

West Fork Duck Creek - Buckey	39.794094	-81.562736	Registered	Complete	Complete	Obtained	Complete	In place	14	Complete	2.00	Submitted	NA	Pending	02482	467875881	Michael R & Linda Buckey

Not in floodplain, in use as truck loadout. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.

Beaver Creek-4	39.908867	-81.316445	Registered	Complete	Complete	Obtained	Complete	In place	4	Pending	2.00	Completed	Complete	Complete	02673	467876191	Shawn Q Carpenter

Week of 9/9: Install staff gage, gage stream, preliminary design completed and registered. Support for Roe/Ervin well pads. Updated Roe to Ervin Design to Antero on 9/27. ODOT and Floodplain Permits issued on 9/27. Stream gaging will continue to be performed in support of a current or upcoming frac and to maintain an understanding of the regional flow and seasonal variations.

1

Low Priority

Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Beaver Creek-2	39.906603	-81.320415	On Hold	Complete	Complete	Obtained												NEED UPDATE FROM UTICA TEAM Potential feed to Ervin impoundment (across the road).
Beaver Creek-3	39.901428	-81.319465	On Hold	Complete	Complete	Obtained			4									NEED UPDATE FROM UTICA TEAM Favorable due to deep pools in stream and road access. On hold, consult Aaron on Beaver Creek-2 potential.
Boggs Fork-2	40.177966	-81.189805	On Hold	Complete														To support Piedmont Lake area well pads.
Bushy Fork	40.10065	-81.430289	On Hold	Complete														Possible Ervin Source useful for rig program in Barnsville area
Clear Fork	40.156895	-81.448634	On Hold	Complete														Possible Ervin Source useful for rig program in Barnsville area
Khune Pond	39.670273	-81.477492	On Hold	Complete	Complete	Obtained			NA									Bath Survey complete-25 foot depth throughout pond, 15 feet off shoreline. Do not register per Aaron.
Middle Fork at Hideaway	39.636361	-81.363163	On Hold	Complete	Complete	Obtained			1

RETTEW — identify specific locations based on field recon; Antero - Landowner authorization/SUA, delineation, and water testing; RETTEW — Stream gaging (3-5 events) and registration . Relocated withdraw point to the south

Ohio River-10	39.79044	-80.84325	On Hold	NA														Pipeline Sources from Ohio river to Carpenter FWI
Ohio River-2 (Route 7 & 556)	39.772631	-80.866189	On Hold	NA														Pipeline Sources from Ohio river to Carpenter FWI
Ohio River-9 (Route 7 & 78)	39.76465	-80.87155	On Hold	NA														Pipeline Sources from Ohio river to Carpenter FWI-Primary Option
Piedmont Lake-1	40.162223	-81.185484	On Hold	Complete												545059592	Muskingham Watershed Conservancy Dist V	To support Piedmont Lake area well pads.
Salt Fork Lake	40.087931	-81.511942	On Hold	Complete														Possible Ervin Source, useful for rig program in Barnsville area, N of I-70
Salt Fork-1	40.075707	-81.432662	On Hold	Complete														Possible Ervin Source, useful for rig program in Barnsville area, N of I-70
Seneca Fork Wills Creek - 4	39.864005	-81.321436	On Hold	Complete														DISCUSS AT UTICA MEETING, ISSUE IS LAKE PROXIMITY, ADF = 524,000 BBLPD. Site visit needed. To utilize with South Fork-2 at single loadout.
Skull Fork-1	40.197821	-81.270588	On Hold	Complete														To support Piedmont Lake area well pads.
South Fork-2	39.852887	-81.328698	On Hold	Complete														DISCUSS AT UTICA MEETING, ISSUE IS LAKE PROXIMITY, ADF = 509,000 BBLPD. Site visit needed. To utilize with Seneca Fork Wills Creek-4 at single loadout.

2

Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Spencer Creek	40.055672	-81.153597	On Hold	Complete	Drive-by													ADF = 370,000 BBLPD, useful for rig program in Barnsville area
Stillwater Creek-1	40.195978	-81.221571	On Hold	Complete														To support Piedmont Lake area well pads.
B & O Pond	39.961278	-81.280618	Do Not Pursue	Complete														Small source, could be utilized for 1-2 fracs in the summer. Site visit needed.
Beaver Creek	39.91102	-81.30281	Do Not Pursue	Complete	Complete	Obtained												Unfavorable due to golf course
Buffalo Creek	39.86396	-81.533559	Do Not Pursue	Complete														BC 3 & 4 are preferred locations
Buffalo Creek 2	39.836750	-81.504740	Do Not Pursue	Complete														BC 3 & 4 are preferred locations
Buffalo Creek 3 - Rt 146 and Cooper Road	39.849444	-81.518889	Do Not Pursue	Complete	Complete	Obtained	Complete		3									Replaced by Buffalo Ck Arnold,
Buffalo Creek 5 (Rt 146 West of Sarisville)	39.816643	-81.481521	Do Not Pursue	Complete														BC 3 & 4 are preferred locations
Buffalo Creek-6	39.820696	-81.482134	Do Not Pursue	Complete														Replaced by Buffalo Ck Arnold,
Buffalo Wills Pond	39.906094	-81.564696	Do Not Pursue	Complete					NA									18.5 acres, possible EQT TLO being constructed here. Antero needs to contact land owner.
Christman Pond	39.78345	-81.29697	Do Not Pursue	Complete	Complete	Obtained												LO wants to preserve ponds-other options on property are inadequate
City of Byesville	—	—	Do Not Pursue	—	—	—	—	—	—		—							Prefer not to use it, will not be used to support Wayne and Schroider fracs
City of Caldwell	—	—	Do Not Pursue	—	—	—	—	—	—		—							Prefer not to use it, will not be used to support Wayne and Schroider fracs
Clear Fork Little Muskingum River	39.713908	-81.262185	Do Not Pursue	Complete	Complete													Not an adequate site. Need to explore other options near by.
Clear Fork Little Muskingum River & Indian Run	39.630435	-81.225289	Do Not Pursue	Complete	Complete													Move withdraw point on northern side of Route 537.
Cline Pond	39.886836	-81.319883	Do Not Pursue	Complete														Possible Storage,
Consol/CNX Site 27 - Courtney Run	39.660778	-80.991919	Do Not Pursue															West of play
Consol/CNX Site 35 - Kirk Anderson #2	40.146111	-81.163056	Do Not Pursue															West of play
Consol/CNX Site 36 — Muskingum	39.675000	-81.716111	Do Not Pursue															West of play
Cranenest Fork (Route 26 & 800)	39.729032	-81.119076	Do Not Pursue	Complete														RETTEW — Identify preferred locations for withdrawals; Antero - Landowner authorization/SUA prior to delineation, gaging and registration
Cumb. LS Pond 1	39.876624	-81.680747	Do Not Pursue	Complete	Complete													Access issues with AEP/Anadarko agreement

3

Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Cumb. LS Pond 10	39.879877	-81.698185	Do Not Pursue	Complete	Complete													Access issues with AEP/Anadarko agreement
Cumb. LS Pond 13	39.882213	-81.684024	Do Not Pursue	Complete	Complete													Access issues with AEP/Anadarko agreement
Cumb. LS Pond 2	39.875199	-81.686866	Do Not Pursue	Complete	Complete													Access issues with AEP/Anadarko agreement
Cumberland LS - Pond 3	39.870122	-81.690489	Do Not Pursue	—	—	—	—	—	—		—							Active mining activities
Cumberland LS - Pond 4	39.873211	-81.696256	Do Not Pursue	—	—	—	—	—	—		—							Active mining activities
Cumberland LS - Pond 5	39.871748	-81.697748	Do Not Pursue	—	—	—	—	—	—		—							Active mining activities
Dale Witt	—	—	Do Not Pursue															Private Pond - Low Priority
East Fork Duck Creek-5	39.666507	-81.322882	Do Not Pursue	Complete														Have -6 don’t need -5, .
EastFork Duck Creek (Route 145 & 260)	39.649479	-81.309876	Do Not Pursue	Complete	Complete	Obtained												RETTEW – Identify preferred locations for withdrawals; Antero - Landowner authorization/SUA prior to delineation, gaging and registration. Relocate to the north.
George Thompson Pond	39.983725	-81.485307	Do Not Pursue	Complete	Complete	Obtained	Complete		NA									Draft Registration to Antero 12/21/12/Sold to Robert Le; under negotiation, wants $10/1,000
Glady’s Run	39.847649	-81.341997	Do Not Pursue	Complete														ADF = 118,000 BBLPD,
Jordan Jones 2	39.767084	-81.170135	Do Not Pursue	Complete	Complete	Obtained	—	—	—		—							Release Mr Rubel from agreement, no plans to use
Khune Pond Stream	39.670185	-81.475175	Do Not Pursue	Complete	Complete	Obtained												Desktop eval needed
Leatherwood Creek 1	40.005172	-81.514869	Do Not Pursue	Complete														Overuse by other operators and not close to our play
Leatherwood Creek 2	39.996017	-81.49897	Do Not Pursue	Complete														Overuse by other operators and not close to our play
Leatherwood Creek 3	39.989915	-81.495938	Do Not Pursue	Complete														Prefer George Thompson Pond
Leatherwood Creek-4	39.968927	-81.316331	Do Not Pursue	Complete	Drive-by													Overuse by other operators and not close to our play
Leatherwood Creek-5	39.66916667	-81.48277778	Do Not Pursue															Overuse by other operators and not close to our play
Matt Blakely Proposed Pond 1	39.88783	-81.41319	Do Not Pursue	Complete	—	—	—	—	—		—							Proposed Pond Inferred dammed drainage.
Matt Blakely Proposed Pond 2	39.88451	-81.43235	Do Not Pursue	Complete	—	—	—	—	—		—							Proposed Pond Inferred dammed drainage.

4

Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Muskingum River (near Devola)	39.483785	-81.50023	Do Not Pursue	Complete														USACOE Section 10 and other requirements/permission - may require relocation Superior Quality designations
OH River Quarry	39.352236	-81.347350	Do Not Pursue	Complete					NA									39 acres, 300,857 bbls per 1 ft drop, potential Ohio River wateline option, avoid Wayne NForest
Ohio Power Company Pond Mm-34 & Dyes Creek	39.721529	-81.670133	Do Not Pursue															AEP ReCreation Land - Mining Recleamation permitting may be required - follow up wht AEP/OEPA
Ohio Power Company Ponds off of Horse Run Rd	39.733678	-81.732044	Do Not Pursue															AEP ReCreation Land - Mining Recleamation permitting may be required - follow up wht AEP/OEPA
Robert Lee Pond	40.001036	-81.513246	Do Not Pursue	Complete	Complete	Obtained			NA									Draft Registration to Antero 12/21/12 - Landowner Concerns
Robert Miley Existing Pond	39.86236	-81.44882	Do Not Pursue	Complete	Complete	Obtained	Complete	—	—		—							Dammed drainage Insufficient capacity
Robert Miley Proposed Pond	39.859450	-81.445050	Do Not Pursue	Complete	Complete	Obtained	Complete	—	—		—							Unpermitted wetland disturbances
Robin’s Ridge Golf Course N Pond	39.94073	-81.43744	Do Not Pursue	Complete	—	—	—	—	—		—							Insufficient Capacity Restricted access
Robin’s Ridge Golf Course S Pond	39.93815	-81.44001	Do Not Pursue	Complete	—	—	—	—	—		—							Insufficient CapacityRestricted access
Ron Tank Lake	39.86629	-81.29784	Do Not Pursue	Complete	—	—	—	—	—		—							Dammed intermittent stream
Rubel 2 Ponds	—	—	Do Not Pursue	—	Complete	Obtained	—	—	—		—

Release Rubel from water use agreement, See 11/1/12 email and aerial photo and notes from onsite, water is pumped from Rubel 5 to Rubel 2 and some question as to whether Rubel Pond water in general is considerd part of Sennicaville lake.

Salt Fork-2	40.025064	-81.329914	Do Not Pursue	Complete	Drive-by													Aaron to drive-by 1/31; distance does not favor new source in light of existing sources
Seneca Fork Wills Creek - 1	39.912590	-81.517250	Do Not Pursue	Complete														Better Location at Seneca Fork Wills Creek - 2
Seneca Fork Wills Creek-3	39.86667	-81.331110	Do Not Pursue	Complete														Location is within 1/2 mile buffer, confiremed by Aaron G
South Fork Captina Creek (Route 26 & Brushy Creek Rd)	39.905629	-81.079544	Do Not Pursue	Complete														East of Barnsville, RETTEW – Identify preferred locations for withdrawals; Antero - Landowner authorization/SUA prior to delineation, gaging and registration
South Fork/Skin Creek (Rubel Stream Withdrawal)	39.831059	-81.309809	Do Not Pursue	Complete	Complete	Obtained	Complete		3									Draft Registration to Antero 12/21/12 - Landowner Concerns
Strip Mine Ponds	40.005217	-81.267625	Do Not Pursue	Complete														On Hold due to access issues, steep slopes, and neighbor concerns
Sunfish Creek -1	39.780589	-81.059558	Do Not Pursue	Complete	Complete

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Location	Latitude	Longitude	Status	Desktop Evaluation	Field Recon	Site Access	Delineation	SUA	Stream Gaging Events	Rating Curve/Pump Sheet	Registration	Floodplain	ODOT	Construction Release	ODNR Registration Number	Parcel ID	Property Owner	Comments
Sunfish Creek -2	39.784778	-81.119770	Do Not Pursue	Complete	Complete	Obtained					Pending
Tim Hall (Pond)	39.880300	-81.383580	Do Not Pursue	Complete	Complete	Obtained	Complete	—	—		—							Pond was constructed within jurisdictional stream channel without confirmation of State/Federal permits prior to construction. Per J Alberts/D Bulian - Do not pursue as a source.
West Fork Duck Creek - Caldwell	39.75132	-81.52768	Do Not Pursue	Complete	Complete													Need to assess ownership
West Fork Duck Creek-3	39.668264	-81.485053	Do Not Pursue	Complete	Complete	Obtained												Coordination w/ County Engineer and ODOT-I77 and Rt 821, desktop eval needed, would make a good truck loadout, down by Khun Pond near interstate Exit 16

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EXHIBIT D

INITIAL DEVELOPMENT PLAN

[attached]

1

EXHIBIT E

INITIAL WATER FACILITIES PLAN

[attached]

1

EXHIBIT F

FORM OF CONNECTION NOTICE

Antero Midstream LLC

1615 Wynkoop Street

Denver, Colorado 80202

Re:                             Water Services Agreement dated [                        ], 2014, between Antero Resources Corporation and Antero Midstream LLC (the “Water Services Agreement”)

Ladies and Gentlemen:

This is a Connection Notice for purposes of the Water Services Agreement.  Capitalized terms used but not defined in this Connection Notice have the meanings given such terms in the Water Services Agreement.

Midstream is hereby notified that Producer is planning to drill, complete, and hydraulically fracture the Planned Wells at the Planned Well Pads by the Target Commencement Dates, in each case as set forth below and will require the volumes of Water stated below to be made available at the Delivery Points located at such Planned Well Pads for the number of days after the Target Commencement Date as set forth below:

Planned Well	Planned Well Pad	Target Commencement Date	Volumes (GPD x Number of Days)

Very truly yours,

ANTERO RESOURCES CORPORATION

By:
Name:
Title:

1

EXHIBIT G

DEEMED CONNECTION NOTICES

Well	Target Commencement Date
[ ]	[ ]

1

EXHIBIT H

COST OF SERVICE FEE

The Monthly Cost of Service Fee for each Contract Year shall be calculated separately for each CS Facility.  The Cost of Service Fees for each CS Facility are then summed to result in the total Cost of Service Fee payable for each Month in the Contract Year.  The Monthly Cost of Service Fee for each Contract Year for each CS Facility is determined as follows:

Monthly Capex Fee + Monthly O&M Fee = Monthly Cost of Service Fee.

The “Monthly Capex Fee” for each CS Facility is an amount equal to the product of (i) the amount that, if paid to Midstream with respect to each Month remaining in the Recovery Term for such CS Facility, when taken together with all Prior Capex Fees paid to Midstream for such CS Facility, would result in Midstream recovering Producer’s share of all capital expenditures for such CS Facility over a period of 84 Months commencing with the placement in service of such CS Facility (the “Recovery Term”), with a return on capital invested of 13% per annum. “Prior Capex Fees” means, with respect to any Contract Year and any CS Facility, the aggregate of the Monthly Capex Fees with respect to such CS Facility paid in all prior Contract Years.  For purposes of determining the Monthly Capex Fee for any Contract Year, “Producer’s share” of the relevant capital expenditures is Producer’s Throughput Percentage for the Recovery Term, determined using actual throughput where historical throughput volumes are available and estimated throughput volumes for future periods.

The “Monthly O&M Fee” for any Contract Year is an amount equal to:

(i)                                     the sum of:

(a)                                 (1) the operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind, that Midstream estimates it will incur with respect to the CS Facility during the Contract Year multiplied by (2) Midstream’s estimate of Producer’s Throughput Percentage for such Contract Year; plus

(b)                                 the O&M True Up Amount, if any,

(ii)                                  divided by 12.

The “O&M True Up Amount” means, with respect to any Contract Year and any CS Facility,

(i)                                     the positive or negative difference resulting from the following calculation:

(a)                                 the product of (x) the actual operations and maintenance costs and expenses, including the costs and expenses of repairs and replacements in kind, incurred by Midstream in the immediately prior Contract Year with respect to such CS Facility multiplied by (y) Producer’s actual Throughput Percentage for such Contract year;

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Minus

(b)                                 the sum of the aggregate Monthly O&M Fees paid to Midstream with respect to such CS Facility with respect to the immediately prior Contract Year,

(ii)                                  plus 13% per annum.

The Monthly O&M Fee includes Midstream’s reasonable allocation to the CS Facility of Midstream’s overhead and general and administrative expenses together with taxes payable by Midstream with respect to the CS Facility or the Services performed in connection with the CS Facility (but excluding in any event Midstream’s income taxes), to the extent not otherwise paid or reimbursed by Producer pursuant to this Agreement.

The “Throughput Percentage” for any CS Facility for any period is a fraction the numerator of which is the total volumes of Water put through such CS Facility under this Agreement during such period and the denominator is the total volumes of Water put through such CS Facility (including third party volumes) during such period.

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EXHIBIT F

FORM OF LICENSE AGREEMENT

[ATTACHED]

1

LICENSE AGREEMENT

THIS LICENSE AGREEMENT, including all Exhibits hereto (this “Agreement”), is entered into as of the [      ] day of [                        ], 2014 and effective as of the 1st day of December, 2013 (the “Effective Date”), by and between Antero Resources Corporation, a Delaware corporation (“Licensor”), and Antero Midstream Partners LP, a Delaware limited liability company (“Licensee”). Licensor and Licensee are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor and Licensee have entered into that certain Contribution Agreement dated October 16, 2013 (the “Contribution Agreement”);

WHEREAS, Licensor has certain rights in and to the names and marks listed on Exhibit A hereto (such marks, singularly and collectively, are referred to as the “Marks”); and

WHEREAS, Licensee wishes to engage in the business of the gathering or transportation of hydrocarbons and the undertaking of other midstream activities (the “Business”) using the Assets transferred in the Contribution Agreement and desires to obtain a nonexclusive license to use the Marks in connection with the Business (the “Licensed Uses”), and Licensor is willing to permit such use by Licensee subject to the terms of this Agreement;

WHEREAS, Licensor also has certain ownership rights in and to certain unregistered intellectual property (other than trademarks, service marks and other source identifiers) that Licensor has used in the Business (collectively the “Licensed Intellectual Property”);

NOW, THEREFORE, in consideration of the mutual agreements and promises expressed in this Agreement, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties have agreed as follows:

1.             License Grant.  Subject to the terms and conditions of this Agreement, Licensor grants Licensee, who hereby accepts:  (a) a nonexclusive and nontransferable right and license to use the Marks solely in connection with the Licensed Uses and solely in the United States of America; and (b) a nonexclusive and nontransferable right and license to use, copy, prepare derivative works, and modify the Licensed Intellectual Property for internal use in connection with the Business conducted by Licensee.  Except for such license, all other rights are hereby reserved to Licensor.  Licensee shall not sell, lease, transfer, or otherwise distribute any items bearing or provide any services in connection with the Marks except Licensed Uses.  Nothing herein shall provide Licensee with any right to, and Licensee shall not at any time, register in Licensee’s name any domain name containing any of the Marks or any portion or derivative thereof or any term confusingly similar thereto.

2.             Use of the Marks.  All uses of and references to the Marks by Licensee shall conform with such instructions therefor as Licensor from time to time may provide Licensee. As soon as reasonably practicable after any request therefor made by Licensor,  Licensee shall place the following notice (or such other notice as Licensor may reasonably request) in a prominent place on each of the Licensed Uses and, if the Licensed Uses include services, on each copy of any promotional or advertising materials or media which contain, embody, or mention the Marks:

™/®       ANTERO RESOURCES CORPORATION

As to those Marks which have been registered in the U.S.A., Licensee shall use the “®” symbol.  Otherwise, Licensee shall use the symbol “™”.

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3.             Ownership.  The Marks and the Licensed Intellectual Property, and all rights relating thereto, shall remain the sole and exclusive property of Licensor.  All uses of the Marks, and all promotional, advertising, and packaging materials used in connection with the Licensed Uses, by Licensee, its subsidiaries, affiliates, officers, agents, servants, employees, and representatives shall be in accordance with the standards of quality as shall be set by Licensor from time to time and all such uses shall inure solely to the benefit of Licensor.  Nothing in this Agreement or otherwise shall give Licensee or others any right, title, or interest whatsoever in and to the Marks and the Licensed Intellectual Property other than the rights expressly granted hereunder.  Licensee agrees that it shall not attack or dispute Licensor’s title or rights in and to the Marks and the Licensed Intellectual Property or the validity thereof.  Licensee shall not register the Marks in its own name, except solely for the registration and ownership of the names “ANTERO MIDSTREAM PARTNERS LP” and “ANTERO MIDSTREAM LLC,” which, in the event of the expiration or termination of this Agreement, shall be deemed automatically transferred to and owned by Licensor.

4.             Use by Others.  Licensor, and its other licensees, shall have the right to use the Marks simultaneously with the use of the Marks by Licensee.  Licensor does not warrant or represent that Licensee will have the sole and exclusive right to use the Marks.  Licensor is not obliged to indemnify or reimburse Licensee for any expenses by Licensee in connection with Licensee’s use of the Marks.

5.             Modifications.  Licensee recognizes and agrees that from time to time, Licensor may change or modify the Marks.  Licensee agrees that it shall accept and promptly use such changes and modifications as if they were a part of this Agreement at the time of the execution hereof, and to make any and all expenditures that such changes or modifications may require.  Licensee shall not modify or alter the Marks and shall not use the Marks in connection or combination with any other trademark or service mark without the prior written approval of Licensor.  Licensee may not use the Marks on any new products, goods, promotional materials, or any other items without first submitting two (2) actual specimens of same to Licensor and obtaining Licensor’s prior written consent to such proposed usage, which consent shall be deemed given unless Licensor notifies Licensee otherwise within five business days of Licensee’s submission of such specimens. Licensee shall not use, form or participate in the formation or operation of any firm or company which incorporates or embodies any of the Marks or Licensor’s name, and Licensee shall not allow others to use the Marks or Licensor’s name.

6.             Quality Control.  The quality of the Licensed Uses, as well as the quality of all promotional and advertising materials using the Marks, shall meet or exceed the quality of the corresponding goods, services, and promotional and advertising materials of Licensor prior to the Effective Date.  Licensee shall cooperate with Licensor in facilitating Licensor’s control of the nature and quality of the Licensed Uses, and all promotional, advertising, and packaging materials therefor, and to permit the reasonable inspection of Licensee’s operations, and to supply Licensor with specimens of use of the Marks promptly upon Licensor’s request therefor.  Licensee shall sell only those Licensed Uses which have been previously authorized by Licensor and which meet or exceed Licensor’s quality standards.

7.             Protection of the Marks.  Licensee shall cooperate with Licensor in connection with efforts to protect the Marks.  Licensee shall promptly comply with Licensor’s reasonable requests for information, specimens of usage, and the like, and shall promptly execute such lawful instruments as Licensor may reasonably request.  In the event of any actual or suspected infringement or piracy of any aspect of the Marks, Licensee shall immediately report the same to Licensor in writing.  Licensor shall have the sole and exclusive right to institute any claim, demand, or cause of action with respect to any such suspected or actual infringement or piracy.  Licensor shall have no obligation or duty, however, to institute any such claim, demand, or cause of action.  Licensee shall furnish Licensor full cooperation in connection with any such claim, demand, or cause of action.  If requested by Licensor to do so, Licensee

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shall join as a party to or shall file in its own name such claim to, demand, or cause of action and, in such situations, shall be entitled to recover any damages suffered by Licensee as a result of such infringement or piracy.

8.             Confidentiality.

(a)           Licensee shall maintain the Licensor’s Confidential Information in confidence and not disclose the same to any third party nor use the same, except as authorized by Licensor in writing or as expressly permitted in this Section 8.  Licensee further agrees to take the same care with the Licensor’s Confidential Information as it does with its own, but in no event less than a reasonable degree of care.  Excepted from these obligations of confidence and non-use is that information which:  (i)  is available, or becomes available, to the general public without fault of the Licensee; (ii)  was in the possession of Licensee on a non-confidential basis prior to receipt of the same from Licensor; (iii) is obtained by Licensee without an obligation of confidence from a third party who is rightfully in possession of such information and, to Licensee’s knowledge, is under no obligation of confidentiality to Licensor; or (iv) is independently developed by Licensee without reference to or use of Licensor’s Confidential Information.  For the purpose of this Section 8(a), a specific item of Confidential Information shall not be deemed to be within the foregoing exceptions merely because it is embraced by, or underlies, more general information in the public domain or in the possession of the receiving Party.

(b)           Notwithstanding Section 8(a), if the Licensee becomes legally compelled to disclose, or is required to disclose by the listing standards of the New York Stock Exchange, any of the Licensor’s Confidential Information, Licensee shall promptly advise Licensor of such requirement to disclose Confidential Information, in order that, where possible, Licensor may seek a protective order or such other remedy as the Licensor may consider appropriate in the circumstances.  Licensee shall disclose only that portion of Licensor’s Confidential Information that it is required to disclose.

(c)           Licensee will limit access to the Confidential Information of Licensor to those of its employees and contractors that have a need to know such information in order for Licensee to exercise or perform its rights and obligations under this Agreement (the “Licensee Personnel”).  The Licensee Personnel who have access to any Confidential Information of Licensor will be made aware of the confidentiality provision of this Agreement, and will be required to abide by the terms thereof.  Any third party contractors that are given access to Confidential Information of a disclosing Party pursuant to the terms hereof shall be required to sign a written agreement pursuant to which such Licensee Personnel agree to be bound by the provisions of this Agreement, which written agreement will expressly state that it is enforceable against such Licensee Personnel by Licensor.

9.             Independent Contractor Relationship.  Licensee certifies that it is an independent contractor and not the agent or legal representative of Licensor and that any representation made or agreement executed by Licensee shall be Licensee’s sole responsibility.  Licensee shall conduct its business for the promotion and provision of services and uses within the Licensed Uses as a principal solely for its own account and at its own expense and risk.  Licensee shall be solely responsible for all commitments incurred or assumed by it during the term of this Agreement or thereafter, and Licensor shall not be held responsible in any manner therefor, irrespective of any suggestion or recommendation with respect thereto by Licensor or its employees or representatives.  Licensee represents that it will not act or represent itself directly or by implication as an agent for Licensor and will not attempt to create any obligation, or make any representation, on behalf of or in the name of Licensor.  Licensee further shall not have authority to and shall not appoint any licensee, associate licensee or sublicensee of the Marks without the prior written approval of an authorized officer of Licensor.  All financial and other obligations associated with Licensee’s business are and will remain the sole responsibility of Licensee.  Because Licensor and Licensee are independent contractors, nothing contained in this Agreement shall be

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construed to (i) give either party the power to direct or control the activities of the other; (ii) constitute the parties as principal and agent, partners, joint venturers, or co-owners or otherwise as participants in a joint undertaking; or (iii) allow Licensee to create or assume any obligation on behalf of Licensor for any purpose whatsoever.  THIS IS NOT A FRANCHISE (OR BUSINESS OPPORTUNITY) RELATIONSHIP.

10.          Protection of Goodwill.  Licensee at all times shall use its best efforts to act and operate in a manner consistent with good business ethics, and in a manner that will reflect favorably on the Licensed Uses and on the goodwill and reputation of Licensor and the Marks.  Licensee’s best efforts shall include at a bare minimum, but are not limited to, the prompt performance of all of its obligations under this Agreement.  Licensee at all times shall refrain from engaging in any illegal, unethical, unfair or deceptive practices, whether with respect to the Licensed Uses or otherwise.  Licensor may immediately terminate this Agreement if Licensee does anything which in Licensor’s opinion may tarnish or diminish the goodwill associated with the Marks and/or the goodwill or reputation of Licensor.

11.          Taxes.  Licensee shall pay all license fees, sales, use, occupation, personal property, transportation and excise taxes and any other fees, assessments or taxes which may be assessed or levied by any national, state or local government and any departments and subdivisions thereof, on or against any of the Licensed Uses or in connection with this Agreement and/or Licensee’s business.

12.          Disclaimers; Limits of Liability.  LICENSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY EXCLUDES AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, THAT MIGHT OTHERWISE ARISE INCLUDING THE IMPLIED WARRANTIES OF (1) MERCHANTABILITY; AND (2) FITNESS FOR A PARTICULAR PURPOSE; AND (3) THAT THE LICENSED USES AND/OR LICENSEE’S USE OF THE MARKS ARE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, OR PROPRIETARY RIGHTS OF THIRD PARTIES.   NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO LICENSEE AS TO ITS EARNINGS, SUCCESS, REVENUES, PROFITS OR LOSSES PURSUANT TO THIS AGREEMENT AND LICENSOR HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY EARNINGS, SUCCESS, REVENUES, PROFIT, LOSS, OR FAILURE OF LICENSEE HEREUNDER.  LICENSOR’S ENTIRE LIABILITY AND LICENSEE’S SOLE AND EXCLUSIVE REMEDY FOR DAMAGES FROM ANY CAUSE WHATSOEVER, WHETHER SOUNDING IN CONTRACT, TORT, UNDER STATUTE, OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY NONPERFORMANCE OR MISREPRESENTATION) SHALL BE LIMITED TO THE AGGREGATE SUM OF U.S. $10,000.  IN NO EVENT WILL LICENSOR BE LIABLE FOR (i) ANY DAMAGES CAUSED, IN WHOLE OR PART, BY LICENSEE, OR FOR (ii) ANY LOST REVENUES, LOST PROFITS, LOST SAVINGS OR OTHER INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES INCURRED BY ANY PERSON EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR CLAIMS.

13.          Term and Termination.  Unless previously terminated as provided for herein, this Agreement shall remain in full force and effect until 20 years from the Effective Date. Licensor may terminate this Agreement upon three (3) months written notice to Licensee, with the license to terminate at the end of such three (3) months, and either party may terminate this Agreement in the event of a material breach by the other upon fifteen (15) days prior written notice thereof to the other, with the license to terminate at the end of such fifteen (15) days.

14.          Post-Terminations Rights/Duties.  Upon termination of this Agreement, Licensee shall promptly cease all use of the Marks and shall not thereafter adopt or use in any manner any name,

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trademark, service mark, logo, device, or the like which is or may be confusingly similar to the Marks.  Licensor shall have no responsibility to reimburse Licensee for any costs or expenses in connection with relabeling or removing the Marks in use by Licensee or with respect to any Licensed Uses remaining in Licensee’s inventory at the date this Agreement is terminated and shall have no liability to Licensee for such inventory.  Upon the termination hereof, Licensee shall destroy or sell to Licensor at Licensor’s option all materials in Licensee’s possession, custody, or control which bear the Marks.  Neither Licensor nor Licensee shall by reason of the termination or nonrenewal of this Agreement be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits, or anticipated sales or on account of expenditures, investments, leases, property improvements or commitments.  Upon termination of this Agreement, Licensee shall thereafter refrain from operating or doing business under any name or in any manner that might tend to give the general public the impression that the license granted pursuant to this Agreement is still in force or that Licensee is in any way connected or affiliated with or sponsored by Licensor.  In addition, upon written request by Licensor, all of Licensor’s Confidential Information in whatever form shall be returned to Licensor upon termination of this Agreement, without Licensee retaining copies thereof except that one copy of all such Confidential Information may be retained by Licensee’s legal department solely to the extent that Licensee is required to keep a copy of such Confidential Information pursuant to applicable law.  The provisions of Sections 3, 10, 11, 13, 14, 15, and 19 shall survive the termination or expiration of this Agreement.

15.          Indemnity.  Licensee shall be solely responsible for and shall defend, indemnify, and hold Licensor harmless from and against any and all claims or causes of action whatsoever, and any and all liabilities and every loss, cost, and expense, including the cost of investigating the claim and reasonable attorneys’ fees incurred by Licensor, brought by Licensee’s employees, agents, subcontractors, sublicensees, and representatives, or any other third party, caused by, arising out of, or relating to the exercise or practice of the rights granted hereunder by Licensor to Licensee.  This contractual obligation of indemnification shall extend to and cover the manufacture, use, sale, lease, rental or other providing or marketing of any Licensed Uses and any other goods or services in connection with which Licensee has used the Marks.  This contractual obligation of indemnification shall extend in favor of the officers, employees, agents, and representatives of Licensor.  This contractual obligation of indemnification shall include claims, demands, or causes of action on account of any death or bodily injury to person or injury to property or economic loss.  THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL INCLUDE CLAIMS, DEMANDS, OR CAUSES OF ACTION ALLEGING SOLE OR CONCURRENT NEGLIGENCE OR OTHER FAULT ON THE PART OF LICENSOR.

16.          Amendment; Waiver; Modification.  No amendment, modification or waiver of any provision of this Agreement and no consent to any departure therefrom, shall be effective unless in writing and signed by duly authorized representatives of each party.  No notice to or demand on Licensee shall entitle it to any other or further notice or demand in similar or other circumstances.  No failure or delay on the part of Licensor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

17.          Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Licensee shall not grant any sublicenses or assign, delegate or otherwise transfer its rights or obligations hereunder or any interest herein (including any assignment or transfer occurring by operation of law) without the prior written consent of Licensor.  Licensor may freely assign or transfer any or all of its rights, obligations, or interest herein.

18.          Compliance with Laws.  Licensee shall, at all times hereunder, comply with any and all applicable laws, including without limitation all applicable export and import laws and regulations.  Licensee shall not export any Licensed Uses outside the United States without first obtaining or procuring

6

any necessary governmental license or approval and the prior written approval of an authorized officer of Licensor as to any such specific area or country.

19.          Notices.   All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section of this Agreement pursuant to which it is given or being made, and will be delivered personally or by facsimile transmission or sent by registered or certified mail (return receipt requested) or by nationally recognized overnight courier (with evidence of delivery and postage and other fees prepaid) as follows:

If to Licensee:                                                                                                                  Antero Midstream Partners LP
1615 Wynkoop Street
Denver, Colorado 80202
Attn: Chief Financial Officer
Facsimile: (303) 357-7315

If to Licensor:                                                                                                                   Antero Resources Corporation
1615 Wynkoop Street
Denver, Colorado 80202
Attn: Chief Financial Officer
Facsimile: (303) 357-7315

or to such other representative or at such other address or facsimile number of a Party as such Party may furnish to the other Parties in writing. Any such notice, communication or delivery will be deemed given or made upon the date of receipt by the applicable Party.

20.          Choice of Law.  This Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Texas, excluding any choice of Law rules which may direct the application of the Laws of another jurisdiction.

21.          Consent to Jurisdiction, Etc.; Waiver of Jury Trial.  Each of the Parties hereby irrevocably consents and agrees that any dispute arising out of or relating to this Agreement or any related document shall exclusively be brought in the courts of the State of Texas, in Harris County or the federal courts located in the Southern District of the State of Texas.  The Parties agree that, after such a dispute is before a court as specified in this Section 8.4 and during the pendency of such dispute before such court, all actions with respect to such dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each of the Parties hereby waives, and agrees not to assert, as a defense in any legal dispute, that it is not subject thereto or that such dispute may not be brought or is not maintainable in such court or that its property is exempt or immune from execution, that the dispute is brought in an inconvenient forum or that the venue of the dispute is improper.  Each Party agrees that a final judgment in any dispute described in this Section 8.4 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Laws.  THE PARTIES HEREBY WAIVE IRREVOCABLY ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DOCUMENT CONTEMPLATED HEREIN OR OTHERWISE RELATED HERETO.

22.          Reformation; Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such

7

provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

23.          Force Majeure.  Licensor shall not be responsible for any delay or failure in performance hereunder due to fire, flood, or other natural catastrophe, Act of God, governmental action, war or civil disturbance, strike, manufacturer’s or supplier’s nondelivery or any other cause beyond Licensor’s reasonable control, whether similar or dissimilar to any of the foregoing.

24.          Sole and Entire Agreement.  Each of the parties hereto agrees that there are no other agreements, understandings, or representations, oral or written, other than as set forth herein, that this Agreement supersedes and replaces any and all prior and contemporaneous agreements, understandings, representations, statements, or other communications, relating to the subject matter hereof, and that each Party is not relying on any prior understanding or representation, oral or written, that is not included or reflected in this Agreement.  The parties hereto further agree that this Agreement constitutes the sole and entire agreement between the parties relating to the subject matter hereof.

25.          No Third-Party Beneficiaries.  Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

26.          Counterparts.  This Agreement may be executed in any number of copies, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  The organization of this Agreement is for convenience of reference and shall not constitute a part of the Agreement for any other purpose.

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties to be effective the day and year first above written.

Licensor:		Licensee:

ANTERO RESOURCES CORPORATION		ANTERO MIDSTREAM PARTNERS, LP
By: Antero Resources Midstream Management LLC,
its general partner

By:		By:
Name:	Alvyn A. Schopp	Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President	Title:	Chief Administrative Officer and Regional Vice President

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EXHIBIT A TO LICENSE AGREEMENT

The “Marks” consist of the following:

1.             The following registration:

Mark	U.S. Registration/Application No.
ANTERO RESOURCES	3,081,917

2.             Common law rights in and to “ANTERO RESOURCES,” “ANTERO RESOURCES CORPORATION” and the following logo:

EXHIBIT G

REQUIRED CONSENTS

None.

EXHIBIT G

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EXHIBIT H

EXCLUDED WELLS

All gathering to Contributor and EXCO vertical wells and all gathering to Davis Well and McKinley 1 & 2 H wells.

EXHIBIT H

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